UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09036
                 -----------------------------------------------

                             UBS Relationship Funds
    ------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                                Bruce Leto, Esq.
                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                            Philadelphia, PA 215-564

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

PERFORMANCE AND SCHEDULES OF INVESTMENTS
   UBS Global Securities Relationship Fund ................................    2
   UBS U.S. Large Cap Equity Relationship Fund ............................   19
   UBS Large Cap Select Equity Relationship Fund ..........................   25
   UBS U.S. Large Cap Value Equity Relationship Fund ......................   31
   UBS Large Cap Growth Equity Relationship Fund ..........................   37
   UBS Small Cap Equity Relationship Fund .................................   43
   UBS U.S. Equity Alpha Relationship Fund ................................   50
   UBS International Equity Relationship Fund .............................   58
   UBS Emerging Markets Equity Relationship Fund ..........................   65
   UBS U.S. Cash Management Prime Relationship Fund .......................   72
   UBS U.S. Bond Relationship Fund ........................................   75
   UBS High Yield Relationship Fund .......................................   84
   UBS Absolute Return Bond Relationship Fund .............................   94
   UBS Emerging Markets Debt Relationship Fund ............................  100
   UBS U.S. Securitized Mortgage Relationship Fund ........................  108
   UBS Corporate Bond Relationship Fund ...................................  119
   UBS Opportunistic High Yield Relationship Fund .........................  126
   UBS Short Duration Relationship Fund ...................................  131

Statements of Assets and Liabilities ......................................  138
Statements of Operations ..................................................  142
Statements of Changes in Net Assets .......................................  146
Financial Highlights ......................................................  153
Notes to Financial Statements .............................................  162
Report of Independent Registered Public Accounting Firm ...................  172
Trustee and Officer Information ...........................................  174

--------------------------------------------------------------------------------

  UBS GLOBAL SECURITIES RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2005, UBS Global Securities Relationship Fund (the "Fund") returned 7.47%, versus the 6.51% return of its benchmark, the Global Securities Relationship Fund Index (the "Index").* For the 10-year period ended December 31, 2005, the Fund returned 9.63% on an annualized basis, versus the 7.82% annualized return of the Index. (Returns over various time periods are shown on page 4; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's outperformance of the Index during the period was primarily the result of market allocation and stock selection.

INTERNATIONAL STOCKS CONTINUED TO OUTPERFORM; US EQUITIES RALLIED TO END 2005

In the United States, stocks traded within a fairly narrow range coming off their fourth-quarter surge to end 2005. Investors appeared concerned about the potential for inflation, looming interest rate hikes and geopolitical uncertainty in the Middle East. Compounding those concerns was the devastating hurricane season, which captured headlines for much of the summer and early fall. On August 29, Hurricane Katrina made landfall near New Orleans, forcing the city's evacuation and causing an estimated $75 billion worth of damage. The storm -- along with Hurricane Rita, which struck southeastern Texas a month later -- significantly impaired the Gulf Coast's oil-refining capacity, and sent oil prices soaring to a high of more than $70 a barrel. Over Labor Day weekend, the average price of regular unleaded gasoline broke $3.07 a gallon nationwide.

Many investors feared the shock of high energy prices along with the extensive damage caused by the hurricane season would serve a blow to the nation's economy, which had up until that point appeared relatively strong. Those fears proved unfounded when, after an initial spike in jobless claims caused primarily by displaced New Orleans residents, subsequent data proved the economy to be much more resilient than many had anticipated. Overall unemployment and core inflation both continued to remain low, while consumer confidence, after dropping in October, surged in November and continued to rise in December. Stocks finished the year by rallying on the heels of this strong economic data. The Fund's US stock selection was solid during the fiscal year, and we were able to capitalize on the year-end rally.

On the international stage, China's continued economic expansion, albeit at a reduced pace, fueled a number of Asian and other neighboring economies. Japan continued to reform its economy and stocks in that country posted strong returns. Our security selection in Japan, however, was one of the Fund's biggest detractors from relative performance. European economies remained stable, with some notable improvements from the larger players. Stocks throughout the continent generally posted low double-digit returns for the period, and while our market exposure generally helped returns, again, our stock selection was a detractor.

Throughout the reporting period, we maintained a fairly neutral stance toward equities, both in the US and internationally. Stock-picking in the US made a significant contribution to performance. Market exposure to the Netherlands was a positive due to our overweight exposure, but our holdings lagged the Index's. The Fund's underweight positions in Denmark, Finland and Canada -- as well as relatively poor stock selection -- detracted from returns also. On the positive side, stock selection in Italy and Belgium was notably solid.

CHALLENGING PERIOD FOR FIXED-INCOME MARKETS

The past year was a challenging period for fixed-income investors. Yields on short-term Treasuries rose steadily throughout the period, while yields on the Treasuries with maturities longer than three years fell in the final two months of the year, most dramatically in the 10- to 20-year part of the curve. This produced an exceptionally flat yield curve for much of the period, which at the end of December actually inverted in some areas. Despite our move toward a more bulleted position with regard to the curve (in which the Fund held more securities in the middle of the maturity spectrum than at either extreme), this still impacted performance negatively. We believe the current shape of the curve is likely to be short lived, as we feel the 10-year Treasury to be particularly undervalued. An inverted yield curve is typically the harbinger of a recession, but given the strength of the economy, we believe rates of longer-term bonds may rise in the coming months. The Fund's short duration stance throughout the period, as well as its overweight positions in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), contributed positively to performance.

On an international level, a number of other challenges existed. Our yield-curve positioning and duration exposure helped performance, as did our market weightings in certain countries. Beginning in the second half of the period, we dramatically reduced our exposure to fixed-income markets by taking an overweight position in cash equivalents, which we maintained throughout the remainder of the reporting period.

Emerging market debt, which appeared overvalued during much of the period, continued to perform well, and our underweight position detracted somewhat from returns. Strong security selection, however, offset some of our underweight position. Our underweight position in Japanese bonds, on the other hand, was a benefit, as bonds tended to decline as the economy improved. European bonds, turned in a solid performance, but had a limited impact on returns due to the Fund's significant underweight position. Poland and UK bonds posted the highest returns in the region.

* An unmanaged index compiled by the Advisor, constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup BIG Bond Index; 9% Citigroup Non-US World Government Bond Index (Unhedged); 2% JP Morgan EMBI Global Index; 3% MSCI Emerging Markets Free Index; and 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index.

--------------------------------------------------------------------------------
2

  UBS GLOBAL SECURITIES RELATIONSHIP FUND

--------------------------------------------------------------------------------

CURRENCY POSITIONS PRODUCED MIXED RESULTS AS US DOLLAR RALLIED

From a currency standpoint, our allocations detracted slightly from performance -- specifically, our overweight positions in the Swedish krona, Japanese yen and the Thai baht. We were underweight the British pound, Canadian dollar, New Zealand dollar and US dollar in favor of Asian currencies, which was generally a negative.

           -----------------------------------------------------------
           This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005. The views and opinions in the letter were current as of February 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

  UBS GLOBAL SECURITIES RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                             1 year          5 years         10 years
                                                              ended           ended            ended
                                                             12/31/05        12/31/05        12/31/05
-----------------------------------------------------------------------------------------------------
UBS GLOBAL SECURITIES RELATIONSHIP FUND                        7.47%          10.22%           9.63%
-----------------------------------------------------------------------------------------------------
Global Securities Relationship Fund Index*                     6.51            5.23            7.82
-----------------------------------------------------------------------------------------------------
MSCI World Equity (Free) Index                                 9.82            2.48            7.30
-----------------------------------------------------------------------------------------------------
Citigroup World Government Bond Index                         -6.88            6.92            4.99
-----------------------------------------------------------------------------------------------------

* An unmanaged index compiled by the Advisor, constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup BIG Bond Index; 9% Citigroup Non-U.S. World Government Bond Index (Unhedged); 2% JP Morgan EMBI Global Index; 3% MSCI Emerging Markets Free Index; and 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch U.S. High Yield Cash Pay Index.

  Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Global Securities Relationship Fund, Global Securities Relationship Fund Index, MSCI World Equity (Free) Index and Citigroup World Government Bond Index if you had invested $100,000 on December 31, 1995. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

UBS GLOBAL SECURITIES RELATIONSHIP FUND VS. GLOBAL SECURITIES RELATIONSHIP FUND INDEX, MSCI WORLD EQUITY (FREE) INDEX, AND CITIGROUP WORLD GOVERNMENT BOND INDEX+

    [CHART OF UBS GLOBAL SECURITIES RELATIONSHIP FUND VS. GLOBAL SECURITIES
            RELATIONSHIP FUND INDEX, MSCI WORLD EQUITY (FREE) INDEX,
                AND CITIGROUP WORLD GOVERNMENT BOND INDEX+]

                UBS GLOBAL
                SECURITIES       GLOBAL SECURITIES        MSCI WORLD       CITIGROUP WORLD
               RELATIONSHIP        RELATIONSHIP          EQUITY (FREE)     GOVERNMENT BOND
                  FUND              FUND INDEX              INDEX              INDEX
12/31/95        $100,000            $100,000              $100,000            $100,000
 1/31/96         101,978             101,439               101,870              98,770
 2/29/96         101,564             102,088               102,489              98,266
 3/31/96         102,511             102,906               104,191              98,129
 4/30/96         103,993             104,559               106,639              97,736
 5/31/96         104,550             105,699               106,724              97,756
 6/30/96         105,260             105,685               107,293              98,528
 7/31/96         103,668             102,617               103,501             100,420
 8/31/96         105,260             104,391               104,725             100,811
 9/30/96         108,662             108,012               108,831             101,225
10/31/96         110,533             109,091               109,580             103,118
11/30/96         114,995             113,679               115,758             104,479
12/31/96         115,026             112,666               113,918             103,632
 1/31/97         116,516             114,315               115,315             100,865
 2/28/97         117,602             114,854               116,629             100,109
 3/31/97         115,815             112,328               114,295              99,348
 4/30/97         117,182             114,602               118,044              98,474
 5/31/97         122,179             120,396               125,349             101,152
 6/30/97         125,711             124,706               131,584             102,356
 7/31/97         129,922             129,669               137,657             101,558
 8/31/97         126,596             124,915               128,341             101,497
 9/30/97         130,779             130,327               135,319             103,659
10/31/97         126,772             126,124               128,215             105,815
11/30/97         126,961             127,250               130,458             104,196
12/31/97         128,482             128,779               132,052             103,883
 1/31/98         130,025             130,514               135,757             104,891
 2/28/98         135,129             136,831               144,939             105,741
 3/31/98         138,387             140,709               151,039             104,694
 4/30/98         138,591             142,093               152,516             106,369
 5/31/98         137,881             140,088               150,665             106,613
 6/30/98         136,954             141,867               154,189             106,773
 7/31/98         136,752             141,127               153,957             106,912
 8/31/98         126,035             126,848               133,435             109,820
 9/30/98         130,327             131,233               135,810             115,663
10/31/98         135,300             139,064               148,107             119,086
11/30/98         138,973             144,748               156,928             117,407
12/31/98         140,798             149,966               164,557             119,767
 1/31/99         141,041             152,049               168,173             118,665
 2/28/99         137,340             148,017               163,704             114,856
 3/31/99         139,717             152,693               170,495             115,143
 4/30/99         145,455             158,004               177,244             115,097
 5/31/99         142,873             154,006               170,715             113,163
 6/30/99         144,636             158,712               178,656             111,183
 7/31/99         144,448             157,865               178,125             113,907
 8/31/99         142,284             157,427               177,795             114,431
 9/30/99         140,455             156,761               176,123             116,216
10/31/99         140,436             162,359               185,271             116,158
11/30/99         141,469             166,159               190,475             114,938
12/31/99         143,599             175,235               205,902             114,663
 1/31/00         139,316             169,340               194,121             112,220
 2/29/00         137,425             172,370               194,627             111,412
 3/31/00         142,114             179,099               208,097             114,866
 4/30/00         142,275             171,924               199,289             111,110
 5/31/00         142,872             168,372               194,244             111,977
 6/30/00         145,664             174,518               200,784             114,698
 7/31/00         145,057             171,404               195,123             112,759
 8/31/00         147,025             177,343               201,478             111,913
 9/30/00         144,512             171,682               190,775             111,690
10/31/00         144,474             168,507               187,583             110,271
11/30/00         145,917             160,564               176,181             112,461
12/31/00         154,120             164,531               178,969             116,491
 1/31/01         158,374             168,754               182,443             116,342
 2/28/01         155,709             159,291               167,044             116,296
 3/31/01         150,565             151,653               156,063             112,941
 4/30/01         154,524             158,981               167,613             112,540
 5/31/01         154,960             158,840               165,493             112,200
 6/30/01         154,062             156,107               160,298             111,173
 7/31/01         154,880             155,201               158,186             113,977
 8/31/01         155,221             151,671               150,606             118,263
 9/30/01         146,076             142,208               137,331             119,128
10/31/01         150,189             145,435               139,973             120,070
11/30/01         157,189             151,140               148,269             118,383
12/31/01         159,411             152,193               149,212             115,335
 1/31/02         158,627             149,856               144,701             113,201
 2/28/02         159,892             149,315               143,458             113,788
 3/31/02         164,667             153,594               149,801             113,475
 4/30/02         166,331             152,091               144,745             117,536
 5/31/02         167,801             152,466               145,043             120,860
 6/30/02         163,280             147,039               136,255             126,695
 7/31/02         154,639             138,869               124,782             127,936
 8/31/02         156,852             140,230               125,019             130,175
 9/30/02         143,548             131,275               111,280             131,594
10/31/02         151,374             137,049               119,503             131,055
11/30/02         158,946             142,398               125,968             131,225
12/31/02         155,728             139,601               119,884             137,826
 1/31/03         152,648             137,429               116,258             139,713
 2/28/03         151,437             136,498               114,256             141,672
 3/31/03         151,734             136,607               113,909             142,106
 4/30/03         163,405             145,159               124,049             143,810
 5/31/03         171,856             152,354               131,166             150,046
 6/30/03         174,503             154,143               133,461             147,622
 7/31/03         176,141             155,066               136,188             143,234
 8/31/03         179,116             157,981               139,139             142,458
 9/30/03         181,914             160,371               140,004             150,535
10/31/03         189,098             166,676               148,334             149,779
11/30/03         192,158             169,025               150,614             152,305
12/31/03         202,365             176,574               160,094             158,376
 1/31/04         204,269             179,303               162,687             158,798
 2/29/04         207,952             181,896               165,453             159,042
 3/31/04         207,742             182,049               164,361             161,327
 4/30/04         203,211             177,028               161,026             154,416
 5/31/04         203,852             177,966               162,560             155,623
 6/30/04         207,256             180,757               165,942             155,961
 7/31/04         202,967             177,101               160,558             155,165
 8/31/04         207,149             179,074               161,298             158,837
 9/30/04         211,266             182,317               164,386             161,075
10/31/04         216,818             186,209               168,441             165,834
11/30/04         225,432             193,510               177,335             171,817
12/31/04         233,268             199,299               184,148             174,767
 1/31/05         229,897             196,277               180,030             172,313
 2/28/05         235,193             200,277               185,790             172,566
 3/31/05         231,321             196,672               182,220             170,259
 4/30/05         229,193             194,487               178,320             172,791
 5/31/05         231,945             198,001               181,564             169,299
 6/30/05         234,850             199,656               183,197             167,827
 7/31/05         240,102             204,307               189,606             166,188
 8/31/05         241,547             205,808               191,085             169,178
 9/30/05         244,026             208,340               196,080             165,942
10/31/05         241,212             204,041               191,355             162,922
11/30/05         245,553             208,904               197,807             160,934
12/31/05         250,694             212,271               202,234             162,750

                                   [END CHART]

+ Fund returns are net of all fees and costs without deduction of taxes that would be paid on redemptions of fund shares. Index returns do not reflect fees and expenses associated with operating a mutual fund.

--------------------------------------------------------------------------------
4

  UBS GLOBAL SECURITIES RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                       Beginning           Ending           Expenses Paid
                                                     Account Value      Account Value       During Period*
                                                      July 1, 2005    December 31, 2005    7/1/05-12/31/05
----------------------------------------------------------------------------------------------------------
Actual                                                 $1,000.00          $1,067.50             $0.46
----------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)         1,000.00           1,024.76              0.45
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.0875%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

  UBS GLOBAL SECURITIES RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of December 31, 2005

                                                                          Percentage of
                                                                            Net Assets
---------------------------------------------------------------------------------------
Citigroup, Inc.                                                                1.8%
Microsoft Corp.                                                                1.5
Morgan Stanley                                                                 1.3
Wells Fargo & Co.                                                              1.2
Wyeth                                                                          1.2
Sprint Nextel Corp.                                                            1.1
UnitedHealth Group, Inc.                                                       1.0
American International Group, Inc.                                             1.0
Exelon Corp.                                                                   1.0
JPMorgan Chase & Co.                                                           0.9
---------------------------------------------------------------------------------------
Total                                                                         12.0%

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)
As of December 31, 2005

                                                                          Percentage of
                                                                            Net Assets
---------------------------------------------------------------------------------------
U.S. Treasury Note 3.625%, due 06/15/10                                        2.3%
Federal National Mortgage Association 5.000%, due 01/25/35                     1.5
U.S. Treasury Note 4.125%, due 05/15/15                                        0.8
U.S. Treasury Bond 8.750%, due 05/15/17                                        0.6
Deutsche Bundesrepublik 4.500%, due 07/04/09                                   0.5
U.S. Treasury Inflation Indexed Bonds (TIPS) 2.000%, due 01/15/14              0.4
Federal National Mortgage Association 4.945%, due 02/01/35                     0.3
Ford Motor Credit Co. 5.800%, due 01/12/09                                     0.3
U.S. Treasury Note 4.000%, due 08/31/07                                        0.3
Deutsche Bundesrepublik 6.000%, due 01/04/07                                   0.3
---------------------------------------------------------------------------------------
Total                                                                          7.3%

--------------------------------------------------------------------------------
6

  UBS GLOBAL SECURITIES RELATIONSHIP FUND

--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2005

-----------------------------------------------------------------------------------
EQUITIES
U.S. EQUITIES
   Aerospace & Defense ...................................................    1.03%
   Air Freight & Logistics ...............................................    0.62
   Auto Components .......................................................    0.92
   Automobiles ...........................................................    0.35
   Beverages .............................................................    0.29
   Biotechnology .........................................................    1.07
   Building Products .....................................................    0.77
   Capital Markets .......................................................    2.09
   Commercial Banks ......................................................    2.41
   Commercial Services & Supplies ........................................    0.31
   Computers & Peripherals ...............................................    0.47
   Diversified Financial Services ................. ......................    2.76
   Diversified Telecommunication Services ................................    1.60
   Electric Utilities ....................................................    1.64
   Electronic Equipment & Instruments ....................................    0.35
   Energy Equipment & Services ...........................................    0.22
   Food & Staples Retailing ..............................................    1.38
   Gas Utilities .........................................................    0.24
   Health Care Equipment & Supplies ......................................    0.86
   Health Care Providers & Services ......................................    2.66
   Insurance .............................................................    1.47
   Internet & Catalog Retail .............................................    0.42
   Machinery .............................................................    0.78
   Media .................................................................    2.10
   Multi-Utilities & Unregulated Power ...................................    0.40
   Multiline Retail ......................................................    0.48
   Oil & Gas .............................................................    0.95
   Pharmaceuticals .......................................................    3.59
   Road & Rail ...........................................................    0.71
   Semiconductors & Semiconductors Equipment .............................    0.58
   Software ..............................................................    2.54
   Thrifts & Mortgage Finance ............................................    0.83
                                                                            ------
      Total U.S. Equities ................................................   36.89*
INTERNATIONAL EQUITIES
   Air Freight & Logistics ...............................................    0.21
   Airlines ..............................................................    0.16
   Auto Components .......................................................    0.35
   Automobiles ...........................................................    0.49
   Beverages .............................................................    0.49
   Biotechnology .........................................................    0.09
   Capital Markets .......................................................    0.77
   Chemicals .............................................................    0.54
   Commercial Banks ......................................................    3.94
   Commercial Services & Supplies ........................................    0.18
   Communications Equipment ..............................................    0.23
   Construction & Engineering ............................................    0.05
   Construction Materials ................................................    0.26
   Consumer Finance ......................................................    0.24
   Distributors ..........................................................    0.03
   Diversified Financial Services ........................................    0.14
   Diversified Telecommunication Services ................................    1.01
   Electric Utilities ....................................................    0.43
   Electronic Equipment & Instruments ....................................    0.26
   Energy Equipment & Services ...........................................    0.39
   Food & Staples Retailing ..............................................    0.60
   Food Products .........................................................    0.20
   Health Care Equipment & Supplies ......................................    0.10
   Health Care Providers & Services ......................................    0.15
   Hotels, Restaurants & Leisure .........................................    0.55
   Household Durables ....................................................    0.52
   Household Products ....................................................    0.15
   Industrial Conglomerate ...............................................    0.11
   Insurance .............................................................    1.90
   Internet & Catalog Retail .............................................    0.11
   IT Services ...........................................................    0.52
   Machinery .............................................................    0.36
   Marine ................................................................    0.07
   Media .................................................................    0.48
   Metals & Mining .......................................................    0.21
   Multiline Retail ......................................................    0.10
   Office Electronics ....................................................    0.25
   Oil & Gas .............................................................    1.83
   Paper & Forest Products ...............................................    0.26
   Pharmaceuticals .......................................................    1.18
   Real Estate ...........................................................    0.33
   Road & Rail ...........................................................    0.35
   Semiconductors & Semiconductor Equipment...............................    0.42
   Specialty Retail ......................................................    0.34
   Textiles, Apparel & Luxury Goods ......................................    0.09
   Tobacco ...............................................................    0.29
   Trading Companies & Distributors ......................................    0.41
   Wireless Telecommunication Services ...................................    0.98
                                                                            ------
      Total International Equities .......................................   23.12*
                                                                            ------
      TOTAL EQUITIES .....................................................   60.01
                                                                            ------
U.S. BONDS
U.S. Corporate Bonds
   Aerospace & Defense ...................................................    0.01
   Automobiles ...........................................................    0.10
   Beverages .............................................................    0.04
   Capital Markets .......................................................    0.26
   Chemicals .............................................................    0.01
   Commercial Banks ......................................................    0.28
   Commercial Services & Supplies ........................................    0.06
   Consumer Finance ......................................................    0.24
   Diversified Financial Services ........................................    0.68
   Diversified Telecommunication Services ................................    0.15
   Electric Utilities ....................................................    0.14
   Food & Staples Retailing ..............................................    0.04
   Food Products .........................................................    0.03
   Gas Utilities .........................................................    0.01
   Hotels, Restaurants & Leisure .........................................    0.02
   Household Durables ....................................................    0.02
   Insurance .............................................................    0.05
   IT Services ...........................................................    0.02
   Machinery .............................................................    0.01
   Media .................................................................    0.13
   Multi-Utilities & Unregulated Power ...................................    0.06
   Oil & Gas .............................................................    0.08
   Personal Products .....................................................    0.01
   Pharmaceuticals .......................................................    0.04

--------------------------------------------------------------------------------

  UBS GLOBAL SECURITIES RELATIONSHIP FUND

--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2005

-----------------------------------------------------------------------------------
U.S. BONDS
U.S. Corporate Bonds (Continued)
   Real Estate ...........................................................    0.02%
   Road & Rail ...........................................................    0.08
   Thrifts & Mortgage Finance ............................................    0.08
   Tobacco ...............................................................    0.02
   Wireless Telecommunication Services ...................................    0.01
                                                                            ------
      Total U.S. Corporate Bonds .........................................    2.70
Asset-Backed Securities ..................................................    0.63
Commercial Mortgage-Backed Securities ....................................    1.28
Mortgage & Agency Debt Securities ........................................    7.82
U.S. Government Obligations ..............................................    5.44
                                                                            ------
      Total U.S. Bonds ...................................................   17.87*
INTERNATIONAL BONDS
International Corporate Bonds
   Aerospace & Defense ...................................................    0.02
   Commercial Banks ......................................................    0.36
   Diversified Telecommunication Services ................................    0.02
   Oil & Gas .............................................................    0.02
                                                                            ------
      Total International Corporate Bonds ................................    0.42
   International Asset-Backed Securities .................................    0.05
   Sovereign/SupraNational Bonds .........................................    0.46
   Foreign Government Bonds ..............................................    3.96
                                                                            ------
      Total International Bonds ..........................................    4.89
      TOTAL BONDS ........................................................   22.76
INVESTMENT COMPANIES .....................................................    6.66
SHORT-TERM INVESTMENTS ...................................................   11.47*
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED.......................    1.51
                                                                            ------
   TOTAL INVESTMENTS .....................................................  102.41
LIABILITIES, IN EXCESS OF CASH AND OTHER ASSETS...........................   (2.41)
                                                                            ------
NET ASSETS ...............................................................  100.00%
                                                                            ======

* The Fund held a short position in U.S. stock index futures which increased the U.S. Equity exposure from 36.89% to 36.91%. The Fund also held a short position in International stock index futures which reduced the International Equity exposure from 23.12% to 23.08%. The Fund also held a long position in International stock index futures which increased the International Equity exposure from 23.12% to 23.14%. The Fund also held a long position in U.S. Treasury futures which increased the U.S. Bond exposure from 17.87% to 17.88%. These adjustments resulted in a net increase to the Fund's exposure to Short-Term investments from 11.47% to 11.48%.

--------------------------------------------------------------------------------
8

  UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                          SHARES          VALUE
                                                                         ---------   --------------
EQUITIES -- 60.01%
U.S. EQUITIES -- 36.89%
Allergan, Inc. ........................................................    152,300   $   16,442,308
American Electric Power Co., Inc. .....................................    177,450        6,581,621
American International Group, Inc. ....................................    280,700       19,152,161
Anheuser-Busch Cos., Inc., Series B ...................................    124,400        5,344,224
Applied Materials, Inc. ...............................................    364,100        6,531,954
AT&T, Inc. ............................................................    353,100        8,647,419
Baker Hughes, Inc. ....................................................     68,800        4,181,664
Borg-Warner, Inc. .....................................................     78,700        4,771,581
Bristol-Myers Squibb Co ...............................................    223,100        5,126,838
Burlington Northern Santa Fe Corp .....................................    186,600       13,215,012
Caremark Rx, Inc. (a) .................................................    136,200        7,053,798
CCE Spinco, Inc. (a) ..................................................     27,750          363,525
Cendant Corp ..........................................................    312,900        5,397,525
Cephalon, Inc., (a)(b) ................................................    124,000        8,027,760
Citigroup, Inc. .......................................................    697,875       33,867,874
Clear Channel Communications, Inc. ................................        222,000        6,981,900
Costco Wholesale Corp .................................................    327,700       16,211,319
Dell, Inc. (a) ........................................................    290,500        8,712,095
Dex Media, Inc. .......................................................    162,300        4,396,707
DIRECTV Group, Inc. (a) ...............................................    312,600        4,413,912
Exelon Corp ...........................................................    359,800       19,119,772
Expedia, Inc. (a) .....................................................    328,900        7,880,444
ExxonMobil Corp .......................................................    116,800        6,560,656
FedEx Corp ............................................................    111,600       11,538,324
Fifth Third Bancorp ...................................................    354,200       13,360,424
Freddie Mac ...........................................................    239,400       15,644,790
Genzyme Corp. (a) .....................................................    167,700       11,869,806
Harley-Davidson, Inc. .................................................    128,100        6,595,869
Hartford Financial Services Group, Inc. ...............................     95,900        8,236,851
Healthsouth Corp. (a) .................................................    484,900        2,376,010
Illinois Tool Works, Inc. .............................................    166,100       14,615,139
Johnson & Johnson .....................................................    275,524       16,558,992
Johnson Controls, Inc. ................................................    170,800       12,453,028
JPMorgan Chase & Co ...................................................    446,000       17,701,740
Kohl's Corp. (a) ......................................................    185,000        8,991,000
Kroger Co. (a) ........................................................    503,700        9,509,856
Lockheed Martin Corp ..................................................    163,000       10,371,690
Marathon Oil Corp .....................................................    182,700       11,139,219
Masco Corp ............................................................    476,500       14,385,535
Medco Health Solutions, Inc. (a) ......................................    170,900        9,536,220
Medtronic, Inc. .......................................................     91,100        5,244,627
Mellon Financial Corp .................................................    444,800       15,234,400
Mercury Interactive Corp. (a) .........................................    165,200        4,590,908
Mettler Toledo International, Inc. (a) ................................    119,700        6,607,440
Microsoft Corp (g) ....................................................  1,061,000       27,745,150
Morgan Stanley ........................................................    419,250       23,788,245
Mylan Laboratories, Inc. ..............................................    346,700        6,920,132
NiSource, Inc. ........................................................    211,700        4,416,062
Northeast Utilities ...................................................     92,200        1,815,418
Northrop Grumman Corp .................................................    147,200        8,848,192
Omnicom Group, Inc. ...................................................    187,000       15,919,310
Oracle Corp. (a) ......................................................    739,500        9,029,295
Pepco Holdings, Inc. ..................................................    138,700        3,102,719
PNC Financial Services Group, Inc. ....................................    154,500        9,552,735
Sempra Energy .........................................................    168,300        7,546,572
Sprint Nextel Corp ....................................................    910,726       21,274,559
Symantec Corp. (a) ....................................................    342,376        5,991,580
UnitedHealth Group, Inc. ..............................................    311,100       19,331,754
Univision Communications, Inc. (a) ....................................    253,000        7,435,670
Waters Corp. (a) ......................................................    158,300        5,983,740
WellPoint, Inc. (a) ...................................................    142,100       11,338,159
Wells Fargo & Co ......................................................    350,000       21,990,500
Wyeth .................................................................    476,000       21,929,320
Xilinx, Inc. ..........................................................    167,800        4,230,238
Zimmer Holdings, Inc. (a) .............................................     70,600        4,761,264
                                                                                     --------------
Total U.S. Equities ...................................................                 688,494,551
                                                                                     --------------

INTERNATIONAL EQUITIES -- 23.12%
AUSTRALIA -- 0.58%
National Australia Bank Ltd. ..........................................    125,522        2,981,454
Qantas Airways Ltd. ...................................................  1,031,525        3,055,092
QBE Insurance Group Ltd. ..............................................    331,898        4,768,963
                                                                                     --------------
                                                                                         10,805,509
                                                                                     --------------
AUSTRIA -- 0.22%
Telekom Austria AG ....................................................    185,988        4,183,633
                                                                                     --------------
BELGIUM -- 0.46%
Fortis ................................................................     82,040        2,617,577
KBC Groep NV S.A. .....................................................     46,997        4,376,066
Solvay S.A. ...........................................................     13,919        1,534,167
                                                                                     --------------
                                                                                          8,527,810
                                                                                     --------------
BERMUDA -- 0.52%
Accenture Ltd., Class A ...............................................    333,000        9,613,710
                                                                                     --------------
CANADA -- 1.06%
Alcan, Inc. ...........................................................     49,530        2,034,972
Bank of Nova Scotia (b) ...............................................     68,600        2,722,873
Canadian National Railway Co ..........................................     33,400        2,676,137
Canadian Tire Corp. Ltd. ..............................................     31,700        1,896,355
Cott Corp. (a) ........................................................     85,300        1,264,329
Falconbridge Ltd. .....................................................     32,100          952,686
Inco Ltd. .............................................................     23,400        1,016,560
Magna International, Inc., Class A ....................................     21,600        1,560,841
Manulife Financial Corp. (b) ..........................................     35,800        2,102,513
Petro-Canada ..........................................................     86,400        3,467,298
                                                                                     --------------
                                                                                         19,694,564
                                                                                     --------------
CAYMAN ISLANDS -- 0.39%
GlobalSantaFe Corp ....................................................    152,800        7,357,320
                                                                                     --------------
DENMARK -- 0.07%
A.P. Moller - Maersk A/S ..............................................        124        1,282,894
                                                                                     --------------
FINLAND -- 0.31%
Nokia Oyj .............................................................    132,710        2,427,432
UPM-Kymmene Oyj .......................................................    174,560        3,422,316
                                                                                     --------------
                                                                                          5,849,748
                                                                                     --------------
FRANCE -- 1.59%
AXA S.A. ..............................................................    132,582        4,278,834
France Telecom S.A. ...................................................    214,500        5,330,338
Sanofi-Aventis S.A. (g) ...............................................     85,681        7,506,392
Total S.A. ............................................................     43,738       10,988,017
Unibail REIT ..........................................................     12,256        1,630,910
                                                                                     --------------
                                                                                         29,734,491
                                                                                     --------------

--------------------------------------------------------------------------------

  UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                          SHARES          VALUE
                                                                         ---------   --------------
GERMANY -- 1.85%
Allianz AG ............................................................     45,163   $    6,840,757
Bayerische Motoren Werke AG ...........................................     40,770        1,788,314
Deutsche Postbank AG ..................................................     62,211        3,608,928
Deutsche Telekom AG ...................................................    185,571        3,093,341
E.ON AG ...............................................................     55,175        5,708,462
Fresenius Medical Care AG (b) .........................................     27,414        2,888,534
Hannover Rueckversicherung AG .........................................     28,982        1,026,952
MAN AG ................................................................     53,834        2,873,132
Metro AG ..............................................................     39,914        1,927,971
Premiere AG (a)(b) ....................................................     34,652          607,162
Schering AG ...........................................................     31,309        2,097,977
Siemens AG ............................................................     24,591        2,107,802
                                                                                     --------------
                                                                                         34,569,332
                                                                                     --------------
HONG KONG -- 0.34%
Esprit Holdings Ltd. ..................................................    256,500        1,822,774
Hutchison Telecommunications International Ltd. (a) ...................  1,149,000        1,659,709
Sun Hung Kai Properties Ltd. ..........................................    188,000        1,830,622
Yue Yuen Industrial Holdings (b) ......................................    400,000        1,116,893
                                                                                     --------------
                                                                                          6,429,998
                                                                                     --------------
IRELAND -- 0.48%
Bank of Ireland .......................................................    407,740        6,425,048
CRH PLC ...............................................................     86,734        2,551,707
                                                                                     --------------
                                                                                          8,976,755
                                                                                     --------------
ITALY -- 0.47%
ENI SpA ...............................................................    113,091        3,137,006
UniCredito Italiano SpA ...............................................    815,782        5,620,981
                                                                                     --------------
                                                                                          8,757,987
                                                                                     --------------
JAPAN -- 4.92%
Aeon Co., Ltd. ........................................................    111,600        2,838,852
Aiful Corp. ...........................................................     20,850        1,741,404
Asahi Breweries Ltd. (b) ..............................................    200,800        2,450,089
Astellas Pharma, Inc. .................................................     22,900          893,204
Bank of Yokohama Ltd. .................................................    326,000        2,667,486
Bridgestone Corp. (b) .................................................    150,000        3,122,483
Canon, Inc. (b) .......................................................     79,600        4,657,142
East Japan Railway Co .................................................        559        3,844,058
Funai Electric Co., Ltd. (b) ..........................................     16,400        1,814,728
Honda Motor Co., Ltd. .................................................     61,000        3,480,985
Japan Tobacco, Inc. ...................................................         99        1,443,846
Kao Corp ..............................................................    106,000        2,840,209
KDDI Corp .............................................................        261        1,504,897
Mitsubishi Corp .......................................................    193,300        4,277,890
Mitsui Fudosan Co., Ltd. ..............................................    126,000        2,558,782
Mitsui Sumitomo Insurance Co., Ltd. ...................................    203,000        2,483,817
Murata Manufacturing Co., Ltd. ........................................     33,800        2,166,685
NEC Electronics Corp. (b) .............................................     16,200          531,598
Nippon Paper Group, Inc. (b) ..........................................        372        1,488,820
Nissan Motor Co., Ltd. ................................................    376,100        3,810,909
Nitto Denko Corp ......................................................     59,200        4,613,117
NOK Corp ..............................................................     69,900        1,896,638
Nomura Holdings, Inc. .................................................    118,900        2,278,492
NTN Corp. (b) .........................................................    203,000        1,604,240
NTT DoCoMo, Inc. ......................................................      2,360        3,601,984
Rohm Co., Ltd. ........................................................     38,900        4,231,882
Sekisui House Ltd. ....................................................    220,000        2,768,305
Shin-Etsu Chemical Co., Ltd. ..........................................     74,500        3,960,783
Sompo Japan Insurance, Inc. ...........................................    162,000        2,190,953
Sumitomo Mitsui Financial Group, Inc. .................................        286        3,031,320
Sumitomo Trust & Banking Co., Ltd. ....................................    269,000        2,748,506
Takefuji Corp .........................................................     39,780        2,701,809
Tokyo Gas Co., Ltd., (b) ..............................................    654,000        2,905,804
Yokogawa Electric Corp ................................................    154,300        2,629,779
                                                                                     --------------
                                                                                         91,781,496
                                                                                     --------------
NETHERLANDS -- 1.57%
ABN AMRO Holding NV ...................................................    501,063       13,103,975
ASML Holding NV (a) ...................................................    153,857        3,078,357
Koninklijke (Royal) Philips Electronics NV.............................     80,711        2,508,286
Reed Elsevier NV ......................................................    158,576        2,215,310
Royal KPN NV ..........................................................    269,815        2,705,606
TNT NV ................................................................    123,339        3,854,955
VNU NV ................................................................     53,698        1,780,681
                                                                                     --------------
                                                                                         29,247,170
                                                                                     --------------
NORWAY -- 0.19%
Telenor ASA ...........................................................    356,600        3,500,326
                                                                                     --------------
PANAMA -- 0.55%
Carnival Corp .........................................................    191,900       10,260,893
                                                                                     --------------
SINGAPORE -- 0.03%
Jardine Cycle & Carriage Ltd. .........................................     76,000          507,383
MCL Land Ltd. .........................................................     54,720           56,607
                                                                                     --------------
                                                                                            563,990
                                                                                     --------------
SPAIN -- 0.60%
Banco Santander Central Hispano S.A. ..................................    622,032        8,211,123
Repsol YPF S.A. (b) ...................................................    101,859        2,974,977
                                                                                     --------------
                                                                                         11,186,100
                                                                                     --------------
SWEDEN -- 0.37%
Electrolux AB, B Shares ...............................................    102,200        2,656,467
Sandvik AB ............................................................     47,800        2,226,194
Telefonaktiebolaget LM Ericsson, B Shares .............................    562,000        1,931,223
                                                                                     --------------
                                                                                          6,813,884
                                                                                     --------------
SWITZERLAND -- 2.13%
Actelion Ltd. (a) .....................................................     19,682        1,628,122
Adecco S.A. ...........................................................     51,793        2,388,536
Credit Suisse Group ...................................................    209,020       10,657,387
Holcim Ltd. ...........................................................     33,808        2,302,664
Nestle S.A. ...........................................................     12,709        3,800,949
Novartis AG ...........................................................     91,662        4,816,606
Roche Holding AG .....................................................      44,468        6,676,714
Straumann Holding AG ..................................................      8,147        1,887,875
Swiss Reinsurance Co ..................................................     75,390        5,519,210
                                                                                     --------------
                                                                                         39,678,063
                                                                                     --------------
UNITED KINGDOM -- 4.42%
Balfour Beatty PLC ....................................................    158,281          969,468
Barclays PLC ..........................................................    849,567        8,930,865

--------------------------------------------------------------------------------
10

  UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                          SHARES          VALUE
                                                                         ---------   --------------
BP PLC ...............................................................   1,005,230   $   10,705,594
Burberry Group PLC ...................................................      40,118          296,630
Centrica PLC .........................................................     101,546          445,073
Collins Stewart Tullett PLC ..........................................     136,167        1,393,938
Diageo PLC ...........................................................     376,449        5,456,708
Gallaher Group PLC ...................................................     263,992        3,985,590
GUS PLC ..............................................................     113,121        2,008,526
ITV PLC ..............................................................     499,012          965,869
Kesa Electricals PLC .................................................     338,325        1,513,429
Kingfisher PLC .......................................................     732,974        2,991,916
Prudential PLC .......................................................     657,044        6,217,443
Rentokil Initial PLC .................................................     358,373        1,008,110
Royal Bank of Scotland Group PLC .....................................     300,427        9,071,326
Scottish & Southern Energy PLC .......................................     107,075        1,868,017
Taylor Nelson Sofres PLC .............................................     425,541        1,645,492
Tesco PLC ............................................................   1,144,446        6,527,299
Vodafone Group PLC ...................................................   5,332,198       11,513,429
Wolseley PLC .........................................................     156,223        3,292,575
WPP Group PLC ........................................................     160,443        1,736,305
                                                                                     --------------
                                                                                         82,543,602
                                                                                     --------------

Total International Equities .........................................                  431,359,275
                                                                                     --------------

Total Equities (Cost $969,283,586) ...................................                1,119,853,826
                                                                                     --------------

                                                                           FACE
                                                                          AMOUNT
                                                                       -----------
BONDS -- 22.76%
U.S. BONDS -- 17.87%
U.S. CORPORATE BONDS -- 2.70%
Albertson's, Inc.
   8.000%, due 05/01/31 ..............................................  $  100,000           98,385
Allstate Corp.
   7.200%, due 12/01/09 ..............................................     325,000          349,956
Altria Group, Inc.
   7.750%, due 01/15/27 ..............................................     180,000          213,691
American Electric Power Co., Inc.
   6.125%, due 05/15/06 ..............................................     250,000          251,131
American Express Co.
   3.750%, due 11/20/07 ..............................................      80,000           78,529
American General Finance Corp.
   5.375%, due 10/01/12 ..............................................     160,000          160,813
AT&T Corp.
   9.750%, due 11/15/31 ..............................................     575,000          722,271
AvalonBay Communities, Inc.
   REIT 7.500%, due 08/01/09 .........................................     105,000          113,055
Avon Products, Inc.
   7.150%, due 11/15/09 ..............................................     100,000          107,393
Bank of America Corp.
   7.400%, due 01/15/11 ..............................................   1,525,000        1,679,824
BellSouth Corp.
   6.550%, due 06/15/34 ..............................................     300,000          319,549
Boeing Capital Corp.
   7.375%, due 09/27/10 ..............................................     425,000          467,654
Bombardier Capital, Inc., 144A
   6.125%, due 06/29/06 ..............................................     250,000          250,000
Bristol-Myers Squibb Co.
   5.750%, due 10/01/11 ..............................................     325,000          335,653
Burlington Northern Santa Fe Corp.
   7.082%, due 05/13/29 ..............................................     490,000          582,488
C.S. First Boston USA, Inc.
   3.875%, due 01/15/09 ..............................................     285,000          276,664
   6.500%, due 01/15/12 ..............................................     320,000          342,329
Capital One Financial Corp.
   5.500%, due 06/01/15...............................................     310,000          308,186
Caterpillar, Inc.
   6.550%, due 05/01/11...............................................     115,000          124,083
CBS Corp.
   6.625%, due 05/15/11 ..............................................     325,000          338,486
Cendant Corp.
   6.250%, due 01/15/08 ..............................................     550,000          559,919
Centex Corp.
   7.875%, due 02/01/11 ..............................................     300,000          329,353
Citigroup, Inc.
   5.000%, due 09/15/14 ..............................................     575,000          566,004
   5.625%, due 08/27/12 ..............................................   1,875,000        1,932,585
Comcast Cable Communications, Inc.
   6.750%, due 01/30/11...............................................     975,000        1,032,336
Computer Sciences Corp.
   3.500%, due 04/15/08...............................................     350,000          335,731
ConAgra Foods, Inc.
   6.750%, due 09/15/11 ..............................................     120,000          127,821
Coors Brewing Co.
   6.375%, due 05/15/12 ..............................................     225,000          238,428
Countrywide Home Loans, Inc.
   3.250%, due 05/21/08 ..............................................     400,000          384,109
DaimlerChrysler N.A. Holding Corp.
   4.050%, due 06/04/08...............................................   1,825,000        1,776,628
Devon Financing Corp. ULC
   6.875%, due 09/30/11 ..............................................     575,000          628,955
Dominion Resources, Inc.
   5.950%, due 06/15/35 ..............................................     325,000          317,228
Duke Energy Field Services LLC
   7.875%, due 08/16/10 ..............................................     300,000          331,783
EOP Operating LP
   7.250%, due 06/15/28 ..............................................     300,000          331,666
Erac U.S.A. Finance Co., 144A
   8.000%, due 01/15/11 ..............................................     425,000          474,826
Exelon Generation Co. LLC
   5.350%, due 01/15/14 ..............................................     495,000          493,523
FirstEnergy Corp., Series B
   6.450%, due 11/15/11 ..............................................     400,000          423,999
Ford Motor Credit Co.
   5.800%, due 01/12/09 ..............................................   6,500,000        5,670,203
FPL Group Capital, Inc.
   7.625%, due 09/15/06 ..............................................     350,000          356,372
General Electric Capital Corp.
   6.000%, due 06/15/12 ..............................................   2,625,000        2,764,626
   6.750%, due 03/15/32 ..............................................     650,000          763,003
General Motors Acceptance Corp.
   6.875%, due 09/15/11 ..............................................   1,095,000          998,580
Goldman Sachs Group, Inc.
   6.875%, due 01/15/11 ..............................................   1,700,000        1,831,362
Harrah's Operating Co., Inc.
   7.125%, due 06/01/07 ..............................................       5,000            5,127
   7.500%, due 01/15/09 ..............................................     325,000          344,229
HSBC Bank USA N.A.
   5.625%, due 08/15/35 ..............................................     695,000          679,764
HSBC Finance Corp.
   6.750%, due 05/15/11 ..............................................     975,000        1,046,342

--------------------------------------------------------------------------------

  UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                           FACE
                                                                          AMOUNT          VALUE
                                                                       -----------     ------------
ICI Wilmington, Inc.
   4.375%, due 12/01/08 ..............................................  $  260,000     $    253,358
International Lease Finance Corp.
   3.500%, due 04/01/09 ..............................................     900,000          856,676
John Deere Capital Corp.
   7.000%, due 03/15/12 ..............................................     300,000          331,352
JPMorgan Chase & Co.
   6.750%, due 02/01/11 ..............................................   1,100,000        1,178,185
Kinder Morgan Energy Partners LP
   5.800%, due 03/15/35 ..............................................     260,000          248,717
Kraft Foods, Inc.
   5.625%, due 11/01/11 ..............................................     400,000          410,399
Kroger Co.
   7.500%, due 04/01/31 ..............................................     280,000          312,585
Lincoln National Corp.
   6.200%, due 12/15/11 ..............................................     105,000          111,459
Lockheed Martin Corp.
   8.500%, due 12/01/29 ..............................................     175,000          238,519
Marathon Oil Corp.
   6.125%, due 03/15/12 ..............................................     145,000          153,755
Marsh & McLennan Cos., Inc.
   6.250%, due 03/15/12 ..............................................     225,000          234,417
MBNA Corp.
   7.500%, due 03/15/12 ..............................................     320,000          360,426
McKesson Corp.
   7.750%, due 02/01/12 ..............................................     190,000          213,871
Metlife, Inc.
   5.000%, due 11/24/13 ..............................................     270,000          267,130
Miller Brewing Co., 144A
   5.500%, due 08/15/13 ..............................................     425,000          433,205
Morgan Stanley
   6.750%, due 04/15/11 ..............................................   1,725,000        1,857,009
New Cingular Wireless Services, Inc.
   8.750%, due 03/01/31 ..............................................     210,000          278,212
Newell Rubbermaid, Inc.
   4.000%, due 05/01/10 ..............................................     125,000          118,280
News America, Inc.
   6.200%, due 12/15/34 ..............................................     225,000          223,493
Pacific Gas & Electric Co.
   6.050%, due 03/01/34 ..............................................     325,000          336,362
PPL Energy Supply LLC
   6.400%, due 11/01/11 ..............................................     235,000          247,699
Progress Energy, Inc.
   7.000%, due 10/30/31 ..............................................     675,000          749,060
Qwest Capital Funding, Inc.
   7.900%, due 08/15/10 (b)...........................................     280,000          289,800
Safeway, Inc.
   7.250%, due 02/01/31 ..............................................     390,000          420,840
Sempra Energy
   7.950%, due 03/01/10 ..............................................     110,000          120,832
Sprint Capital Corp.
   8.750%, due 03/15/32 ..............................................     700,000          928,956
Time Warner, Inc.
   7.625%, due 04/15/31 ..............................................     680,000          757,281
TXU Energy Co. LLC
   7.000%, due 03/15/13 ..............................................     310,000          330,356
U.S. Bank N.A.
   6.375%, due 08/01/11 ..............................................     420,000          448,489
Union Pacific Corp.
   6.700%, due 12/01/06 ..............................................     400,000          405,920
UST, Inc.
   6.625%, due 07/15/12 ..............................................     130,000          135,179
Valero Energy Corp.
   7.500%, due 04/15/32...............................................     335,000          407,122
Verizon New England, Inc.
   6.500%, due 09/15/11...............................................      45,000           46,160
Verizon New York, Inc.
   6.875%, due 04/01/12...............................................     300,000          312,729
Verizon New York, Inc., Series B
   7.375%, due 04/01/32...............................................     200,000          210,262
Wachovia Bank N.A.
   7.800%, due 08/18/10...............................................     750,000          841,823
Washington Mutual, Inc.
   5.625%, due 01/15/07...............................................   1,175,000        1,181,472
Waste Management, Inc.
   7.375%, due 08/01/10...............................................     325,000          353,695
Wells Fargo Bank N.A.
   6.450%, due 02/01/11...............................................   1,400,000        1,492,028
Wyeth
   5.500%, due 03/15/13 ..............................................     400,000          405,507
                                                                                     --------------
                                                                                         50,367,262
                                                                                     --------------
ASSET-BACKED SECURITIES -- 0.63%
Capital One Multi-Asset Execution Trust, 03A1, Class A1+
   4.759%, due 01/15/09 ..............................................     675,000          675,559
Conseco Finance Securitizations Corp., 001, Class A4
   7.620%, due 05/01/31 ..............................................     641,300          644,080
Conseco Finance Securitizations Corp., 002, Class A4
   8.480%, due 12/01/30 ..............................................     205,135          207,703
Conseco Finance Securitizations Corp., 005, Class A4
   7.470%, due 02/01/32 ..............................................     199,166          200,450
Countrywide Asset-Backed Certificates, 03-SD3, Class A1, 144A+
   4.799%, due 12/25/32 ..............................................      40,746           40,925
Countrywide Asset-Backed Certificates, 04SD1, Class A1, 144A+
   4.719%, due 06/25/33 ..............................................     225,253          225,642
First Franklin Mortgage Loan Asset-Backed Certificates,
   04-FFB, Class A1 (d)
   4.167%, due 06/25/24 ..............................................     288,576          286,416
Green Tree Financial Corp., 991, Class A5
   6.110%, due 09/01/23 ..............................................   1,059,458        1,064,885
Hyundai Auto Receivables Trust, 05-A, Class B
   4.200%, due 02/15/12 ..............................................   2,000,000        1,963,365
Massachusetts RRB Special Purpose Trust, 99-1, Class A5
   7.030%, due 03/15/12 ..............................................     275,000          292,361
Providian Gateway Master Trust, 04-AA, Class C, 144A+
   5.269%, due 03/15/11 ..............................................     250,000          251,608
Providian Gateway Master Trust, 04-AA, Class D, 144A+
   6.219%, due 03/15/11 ..............................................     280,000          284,250
Providian Gateway Master Trust, 04-BA, Class D, 144A+
   5.769%, due 07/15/10 ..............................................     710,000          712,805

--------------------------------------------------------------------------------
12

  UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                    FACE
                                                   AMOUNT         VALUE
                                                -----------   -------------
RAFC Asset-Backed Trust,
   01-1, Class A3 (d)
   5.115%, due 11/25/29........................ $    65,721   $      65,486
Structured Asset Securities Corp.,
   03-AL2, Class A, 144A
   3.357%, due 01/25/31........................     152,254         138,555
Structured Asset Securities Corp.,
   05-S7, Class M5, 144A+
   5.029%, due 12/25/35........................   2,500,000       2,500,000
WFS Financial Owner Trust,
   05-2, Class D
   4.840%, due 11/17/12........................   2,250,000       2,233,191
                                                              -------------
                                                                 11,787,281
                                                              -------------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 1.28%
Asset Securitization Corp.,
   95-MD4, Class A3+
   7.384%, due 08/13/29........................   2,000,000       2,074,623
Banc of America Large Loan,
   05-ESHA, Class D, 144A+
   4.867%, due 07/14/20........................   2,000,000       1,999,732
Bear Stearns Commercial Mortgage
   Securities, 00-WF1, Class A2
   7.780%, due 02/15/32........................     695,000         756,646
Bear Stearns Commercial Mortgage Securities,
   05-LXR1, Class H, 144A+
   5.569%, due 09/15/18........................   2,000,000       2,029,375
Commercial Mortgage Pass-Through
   Certificates, 01-FL5A, Class E, 144A+
   5.869%, due 11/15/13........................     158,224         158,211
Commercial Mortgage Pass-Through
   Certificates, 01-FL5A, Class F, 144A+
   4.905%, due 11/15/13........................     315,000         312,869
DLJ Commercial Mortgage Corp.,
   00-CKP1, Class A1B
   7.180%, due 11/10/33........................     200,000         215,996
DLJ Commercial Mortgage Corp.,
   99-CG1, Class A1A
   6.080%, due 03/10/32........................     276,164         278,971
First Union Commercial Mortgage
   Securities, Inc., 97-C2, Class A3
   6.650%, due 11/18/29........................     567,760         580,579
Four Times Square Trust,
   00-4TS, Class C, 144A
   7.860%, due 04/15/15........................   2,750,000       3,024,805
GS Mortgage Securities Corp., II,
   97-GL, Class A2D
   6.940%, due 07/13/30........................   3,000,000       3,062,402
GS Mortgage Securities Corp., II,
   98-GLII, Class A1
   6.312%, due 04/13/31........................     836,707         845,966
Host Marriott Pool Trust,
   99-HMTA, Class A, 144A
   6.980%, due 08/03/15........................     207,041         214,267
Host Marriott Pool Trust,
   99-HMTA, Class C, 144A
   7.730%, due 08/03/15........................     450,000         482,997
Host Marriott Pool Trust,
   99-HMTA, Class D, 144A
   7.970%, due 08/03/15........................     320,000         341,092
Host Marriott Pool Trust,
   99-HMTA, Class E, 144A
   8.070%, due 08/03/15........................     280,000         291,951
JPMorgan Commercial Mortgage
   Finance Corp., 99-C8, Class A1
   7.325%, due 07/15/31........................     103,914         104,267
JPMorgan Commercial Mortgage
   Finance Corp., 99-C8, Class A2
   7.400%, due 07/15/31........................   1,250,000       1,328,471
LB Commercial Conduit Mortgage Trust,
   99-C1, Class A1
   6.410%, due 06/15/31........................     269,993         271,108
Mach One Trust Commercial Mortgage
   Backed, 04 1A, Class A1, 144A
   3.890%, due 05/28/40........................   1,449,757       1,416,174
Morgan Stanley Capital I,
   03-T11, Class A4
   5.150%, due 06/13/41........................     950,000         947,506
Morgan Stanley Dean Witter Capital I,
   00-LIF2, Class A1
   6.960%, due 10/15/33........................     192,919         198,407
Morgan Stanley Dean Witter Capital I,
   01-TOP1, Class A4
   6.660%, due 02/15/33........................      50,000          53,226
PNC Mortgage Acceptance Corp.,
   00-C1, Class A2
   7.610%, due 03/15/33........................   1,350,000       1,453,773
Salomon Brothers Mortgage Securities VII,
   00-C1, Class A2
   7.520%, due 12/18/09........................   1,340,000       1,446,320
                                                              -------------
                                                                 23,889,734
                                                              -------------
MORTGAGE & AGENCY DEBT SECURITIES -- 7.82%
Adjustable Rate Mortgage Trust,
   05-2, Class CB1+
   4.881%, due 06/25/35........................   2,489,041       2,418,310
C.S. First Boston Mortgage Securities
   Corp., 02-10, Class 2A1
   7.500%, due 05/25/32........................     132,645         134,297
C.S. First Boston Mortgage Securities
   Corp., 03-8, Class 5A1
   6.500%, due 04/25/33........................     324,252         325,388
C.S. First Boston Mortgage Securities
   Corp. 05-9, Class 3A1
   6.000%, due 10/25/35........................   2,849,876       2,861,998
C.S. First Boston Mortgage Securities
   Corp., 05-11, Class 1A1
   6.500%, due 12/25/35........................   2,978,991       3,024,500
C.S. First Boston Mortgage Securities
   Corp., 05-12, Class 1A1
   6.500%, due 01/25/36........................   4,250,000       4,331,018
Citicorp Mortgage Securities, Inc.,
   94-3, Class A13
   6.500%, due 02/25/24........................     195,143         193,098
Countrywide Alternative Loan Trust,
   04-J11, Class 3A1
   7.250%, due 08/25/32........................   1,195,598       1,219,051
Federal Home Loan Mortgage Corp.
   3.875%, due 01/12/09........................   3,165,000       3,084,932
   4.607%, due 12/01/34+.......................   2,047,006       2,027,199

--------------------------------------------------------------------------------

  UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                    FACE
                                                   AMOUNT         VALUE
                                                -----------   -------------
Federal Home Loan Mortgage Corp.,
   1595, Class D
   7.000%, due 10/15/13 .....................   $   115,706   $     118,122
Federal Home Loan Mortgage Corp.,
   2297, Class NB
   6.000%, due 03/15/16 .....................       540,000         554,257
Federal Home Loan Mortgage Corp.,
   2426, Class GH
   6.000%, due 08/15/30 .....................       428,716         433,694
Federal Home Loan Mortgage Corp.,
   2532, Class PD
   5.500%, due 06/15/26 .....................       902,215         904,888
Federal Home Loan Mortgage Corp., Gold
   4.500%, due 05/01/34 .....................     2,942,363       2,774,331
   5.500%, due 01/01/18 .....................        12,112          12,192
   5.500%, due 04/01/18 .....................       290,388         292,227
   5.500%, due 11/01/18 .....................     4,841,567       4,873,490
   5.500%, due 12/01/18 .....................     2,769,988       2,788,252
   6.000%, due 12/01/17 .....................       315,272         321,839
   6.000%, due 03/01/29 .....................       948,803         961,128
   6.000%, due 10/01/29 .....................        98,361          99,665
   6.000%, due 12/01/30 .....................       221,395         224,210
   6.500%, due 04/01/29 .....................         3,510           3,610
   6.500%, due 05/01/29 .....................       450,566         463,640
   6.500%, due 06/01/29 .....................       141,417         145,467
   6.500%, due 03/01/32 .....................        11,131          11,430
   6.500%, due 11/01/32 .....................     1,150,503       1,181,138
   7.000%, due 07/01/32 .....................     1,062,955       1,107,377
   8.000%, due 09/01/25 .....................           944           1,009
Federal National Mortgage Association
   5.000%, TBA ..............................    28,355,000      27,468,906
   3.294%, due 09/01/33+ ....................       122,301         121,763
   3.875%, due 07/15/08 .....................     1,005,000         984,753
   3.959%, due 05/01/33+ ....................       429,324         439,138
   4.277%, due 03/01/34+ ....................       502,193         494,054
   4.340%, due 06/01/33+ ...... .............       234,394         231,519
   4.533%, due 04/01/33+ ....................       235,330         232,674
   4.625%, due 06/01/10 .....................     2,045,000       2,012,554
   4.913%, due 03/01/35+ ....................     2,860,878       2,843,090
   4.945%, due 02/01/35+ ....................     5,798,734       5,803,083
   5.000%, due 02/01/19 .....................     1,501,577       1,487,670
   5.001%, due 06/01/35+ ....................     2,357,371       2,341,856
   5.250%, due 12/01/35+ ....................     3,694,292       3,696,439
   5.500%, due 01/01/09 .....................       206,355         208,099
   5.500%, due 10/01/17 .....................     3,213,698       3,235,911
   5.500%, due 12/01/17 .....................     2,147,673       2,162,517
   5.500%, due 08/01/23 .....................     2,422,081       2,422,560
   5.500%, due 12/01/23 .....................     2,777,520       2,778,070
   5.500%, due 03/01/33 .....................       472,372         469,046
   5.500%, due 05/01/33 .....................     2,229,600       2,213,249
   5.500%, due 06/01/33 .....................     3,500,192       3,477,047
   5.500%, due 07/01/33 .....................     2,132,182       2,116,546
   6.000%, due 06/01/14 .....................       739,353         755,783
   6.000%, due 07/01/17 .....................        44,688          45,681
   6.000%, due 11/01/17 .....................     2,113,044       2,159,997
   6.000%, due 03/01/20 .....................     2,114,412       2,160,587
   6.000%, due 06/01/23 .....................        29,568          30,064
   6.000%, due 11/01/28 .....................       269,895         273,420
   6.000%, due 05/01/29 .....................         5,112           5,177
   6.000%, due 07/01/29 .....................     1,741,486       1,763,964
   6.000%, due 12/01/29 .....................     1,104,117       1,118,152
   6.000%, due 06/01/31 .....................        55,882          56,571
   6.000%, due 06/01/33 .....................       153,965         155,572
   6.250%, due 02/01/11 .....................     2,560,000       2,703,642
   6.500%, due 02/01/09 .....................     1,589,983       1,622,495
   6.500%, due 01/01/29 .....................       167,059         172,145
   6.500%, due 04/01/29 .....................       123,686         127,374
   6.500%, due 08/01/29 .....................       210,001         216,263
   6.500%, due 06/01/31 .....................     1,156,696       1,191,534
   6.500%, due 12/01/29 .....................     1,186,820       1,222,913
   6.500%, due 11/01/31 .....................       217,540         223,615
   6.625%, due 09/15/09 .....................     2,325,000       2,472,268
   7.500%, due 02/01/33 .....................       311,506         326,688
   9.500%, due 11/01/09 .....................        24,258          25,668
Federal National Mortgage Association
   Grantor Trust, 00-T6, Class A1
   7.500%, due 06/25/30 .....................       396,742         410,517
Federal National Mortgage Association
   Grantor Trust, 01-T10, Class A2
   7.500%, due 12/25/41 .....................        34,588          36,193
Federal National Mortgage Association
   Grantor Trust, 01-T4, Class A1
   7.500%, due 07/25/41 .....................     1,008,174       1,054,080
Federal National Mortgage Association
   Grantor Trust, 01-T5, Class A3+
   7.500%, due 06/19/41 .....................       280,187         291,926
Federal National Mortgage Association
   Whole Loan, 03-W6, Class 6A+
   4.861%, due 08/25/42 .....................       161,918         164,001
Federal National Mortgage Association
   Whole Loan, 95-W3, Class A
   9.000%, due 04/25/25 .....................        53,320          57,875
First Horizon Alternative Mortgage
   Securities, 04-AA3, Class A1+
   5.335%, due 09/25/34 .....................       908,466         905,051
Government National Mortgage Association
   4.125%, due 10/20/29+ ....................       201,131         202,532
   6.000%, due 11/20/28 .....................         6,136           6,280
   6.000%, due 01/15/29 .....................        28,438          29,159
   6.000%, due 02/20/29 .....................       236,890         242,377
   6.000%, due 07/15/29 .....................     1,374,569       1,409,407
   6.000%, due 08/20/29 .....................       141,489         144,766
   6.000%, due 09/20/29 .....................        11,668          11,938
   6.500%, due 06/15/29 .....................     1,607,558       1,682,204
   6.500%, due 04/15/31 .....................     2,376,706       2,484,132
   6.500%, due 01/20/34 .....................       755,073         782,061
   7.000%, due 07/15/25 .....................         5,198           5,471
   7.000%, due 03/15/26 .....................        65,884          69,356
   8.000%, due 12/15/22 .....................        31,635          33,866
   8.500%, due 12/15/17 .....................       118,675         128,288
GSMPS Mortgage Loan Trust,
   01-2, Class A, 144A
   7.500%, due 06/19/32 .....................        97,704         101,885
Indymac Index Mortgage Loan Trust,
   05-AR3, Class B1+
   5.455%, due 04/25/35 .....................     2,747,444       2,718,253

--------------------------------------------------------------------------------
14

  UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                    FACE
                                                   AMOUNT        VALUE
                                                -----------  --------------
Indymac Index Mortgage Loan Trust,
   05-AR7, Class 7A1+
   5.418%, due 06/25/35 ....................    $ 2,855,023  $    2,855,908
MLCC Mortgage Investors, Inc.,
   03-D, Class XA1++ (c)
   1.000%, due 08/25/28 ....................      6,752,453          72,536
Morgan Stanley Mortgage Loan Trust,
   04-4, Class 2A+
   6.481%, due 09/25/34 ....................        846,361         863,288
Residential Asset Securitization Trust,
   04-IP2, Class B1+
   5.443%, due 12/25/34 ....................      2,453,212       2,424,080
Structured Adjustable Rate Mortgage Loan
   Trust, 04-3AC, Class A1+
   4.940%, due 03/25/34 ....................        601,510         597,740
Structured Asset Securities Corp.,
   04-20, Class 4A1
   6.000%, due 11/25/34 ....................        853,426         857,131
Washington Mutual MSC Mortgage,
   Pass-Through Certificates,
   02-MS6, Class 3A1
   6.500%, due 09/25/32 ....................        657,212         658,037
Wells Fargo Mortgage Backed Securities
   Trust, 04-1, Class 1A1+
   3.390%, due 07/25/34 ....................      1,686,385       1,686,712
                                                             --------------
                                                                145,948,924
                                                             --------------
U.S. GOVERNMENT OBLIGATIONS -- 5.44%
U.S. Treasury Bonds
   6.250%, due 05/15/30 (b).................      3,100,000       3,850,054
   8.000%, due 11/15/21 ....................      2,540,000       3,499,345
   8.750%, due 05/15/17 (b).................      8,465,000      11,624,163
U.S. Treasury Inflation Indexed Bonds (TIPS)
   2.000%, due 01/15/14 ....................      8,251,554       8,204,817
U.S. Treasury Notes
   3.625%, due 04/30/07 ....................      1,090,000       1,078,589
   3.625%, due 06/15/10 (b).................     44,650,000      43,333,182
   3.875%, due 05/15/09 (f) ................      5,000,000       4,921,485
   3.875%, due 02/15/13 (b).................      5,300,000       5,137,068
   4.000%, due 08/31/07 (b).................      5,680,000       5,642,279
   4.125%, due 05/15/15 (b).................     14,600,000      14,280,056
                                                             --------------
                                                                101,571,038
                                                             --------------

Total U.S. Bonds ...........................                    333,564,239
                                                             --------------
INTERNATIONAL BONDS -- 4.89%
INTERNATIONAL CORPORATE BONDS -- 0.42%
CANADA -- 0.04%
Anadarko Finance Co., Series B
   7.500%, due 05/01/31 ....................    $   175,000         214,482
Bombardier, Inc., 144A
   6.300%, due 05/01/14 ....................        450,000         393,750
Burlington Resources Finance Co.
   6.680%, due 02/15/11 ....................         65,000          70,084
                                                             --------------
                                                                    678,316
                                                             --------------
CAYMAN ISLANDS -- 0.00%
Santander Central Hispano Issuances Ltd.
   7.625%, due 09/14/10 ....................    $   100,000         110,751
                                                             --------------
GERMANY -- 0.30%
Kreditanstalt fuer Wiederaufbau
   4.750%, due 12/07/10 ....................  GBP 1,690,000       2,947,797
Landwirtschaftliche Rentenbank
   5.750%, due 01/21/15 ....................  AUD 3,760,000       2,760,210
                                                             --------------
                                                                  5,708,007
                                                             --------------
LUXEMBOURG -- 0.02%
   Telecom Italia Capital S.A.
   5.250%, due 11/15/13 ....................    $   140,000         137,378
   6.375%, due 11/15/33 ....................        170,000         171,961
                                                             --------------
                                                                    309,339
                                                             --------------
UNITED KINGDOM -- 0.06%
Abbey National PLC
   7.950%, due 10/26/29 ....................    $   165,000         213,904
Lloyds TSB Bank PLC
   6.625%, due 03/30/15 ....................  GBP   130,000         255,324
Royal Bank of Scotland Group PLC
   9.118%, due 03/31/10 ....................    $   300,000         343,680
Royal Bank of Scotland PLC
   9.625%, due 06/22/15 ....................  GBP   110,000         258,985
                                                             --------------
                                                                  1,071,893
                                                             --------------

Total International Corporate Bonds ........                      7,878,306
                                                              --------------

INTERNATIONAL ASSET-BACKED
SECURITIES -- 0.05%
UNITED KINGDOM -- 0.05%
Paragon Mortgages PLC,
   7A, Class B1A, 144A+
   5.090%, due 05/15/43 ....................    $   600,000         601,178
Permanent Financing PLC,
   08, Class 5A1+
   4.791%, due 06/10/42 ....................  GBP   120,000         206,778
                                                             --------------

Total International Asset-Backed Securities                         807,956
                                                             --------------
FOREIGN GOVERNMENT BONDS -- 3.96%
AUSTRIA -- 0.34%
Republic of Austria
   3.800%, due 10/20/13, 144A ..............  EUR 1,830,000       2,251,963
   5.875%, due 07/15/06 ....................      3,455,000       4,159,457
                                                             --------------
                                                                  6,411,420
                                                             --------------
BELGIUM -- 0.15%
Government of Belgium
   5.750%, due 03/28/08 ....................  EUR 2,205,000       2,766,101
                                                             --------------
CANADA -- 0.20%
Government of Canada
   3.000%, due 06/01/06 ....................  CAD 3,220,000       2,763,280
   5.750%, due 09/01/06 ....................      1,180,000       1,028,172
   5.750%, due 06/01/29 ....................            100             107
   6.000%, due 06/01/08 ....................            300             271
   6.000%, due 06/01/11 ....................            200             189
   8.000%, due 06/01/23 ....................            200             256
                                                              --------------
                                                                   3,792,275
                                                              --------------

--------------------------------------------------------------------------------

  UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                  FACE
                                                 AMOUNT          VALUE
                                              -------------   -------------
FINLAND -- 0.28
Government of Finland
   5.000%, due 07/04/07 ..................... EUR 1,110,000  $    1,356,738
   5.750%, due 02/23/11 .....................     2,865,000       3,816,492
                                                             --------------
                                                                  5,173,230
                                                             --------------
FRANCE -- 0.82%
French Treasury Note
   3.500%, due 07/12/09 ..................... EUR 1,785,000       2,149,092
Government of France
   4.750%, due 04/25/35 .....................       390,000         555,870
   5.000%, due 10/25/16 .....................     2,195,000       2,985,653
   5.500%, due 04/25/07 .....................     1,210,000       1,481,196
   5.500%, due 04/25/10 .....................     3,280,000       4,265,969
   5.500%, due 04/25/29 .....................     2,460,000       3,789,324
                                                             --------------
                                                                 15,227,104
                                                             --------------

GERMANY -- 1.73%
Bundesobligation
   3.500%, due 10/10/08 ..................... EUR 2,175,000       2,612,876
Bundesschatzanweisungen
   2.500%, due 09/22/06 .....................     2,465,000       2,914,998
Deutsche Bundesrepublik
   3.750%, due 01/04/09 .....................       500,000         605,341
   3.750%, due 01/04/15  ....................        75,000          91,995
   4.500%, due 07/04/09 .....................     7,220,000       8,972,957
   4.750%, due 07/04/34  ....................     2,725,000       3,886,328
   5.000%, due 07/04/12 .....................        70,000          91,634
   5.250%, due 07/04/10 .....................     2,400,000       3,100,296
   6.000%, due 01/04/07 .....................     4,325,000       5,282,744
   6.500%, due 07/04/27 .....................     2,760,000       4,689,768
                                                             --------------
                                                                 32,248,937
                                                             --------------
ITALY -- 0.13%
Buoni Poliennali Del Tesoro
   8.750%, due 07/01/06 ..................... EUR 1,905,000       2,322,660
                                                             --------------

NETHERLANDS -- 0.21%
Government of Netherlands
   4.000%, due 01/15/37 ..................... EUR 1,575,000       2,006,299
   5.000%, due 07/15/11 .....................     1,490,000       1,932,238
                                                             --------------
                                                                  3,938,537
                                                             --------------
SWEDEN -- 0.06%
Government of Sweden
   6.750%, due 05/05/14 ..................... SEK 6,800,000       1,070,008
   8.000%, due 08/15/07 .....................       975,000         133,146
                                                             --------------
                                                                  1,203,154
                                                             --------------

UNITED KINGDOM -- 0.04%
U.K. Gilts
   5.000%, due 03/07/12 ..................... GBP   455,000         819,229
                                                             --------------

Total Foreign Government Bonds ..............                    73,902,647
                                                             --------------
SOVEREIGN/SUPRANATIONAL BONDS -- 0.46%
Eurofima
   6.000%, due 01/28/14...................... AUD 2,260,000       1,696,032
   6.250%, due 12/28/18......................       500,000         387,625
European Investment Bank
   4.250%, due 12/07/10...................... GBP 2,270,000       3,874,789
   6.000%, due 08/14/13...................... AUD   420,000         315,692
International Bank for Reconstruction
   & Development
   6.125%, due 12/07/09...................... GBP 1,101,000       2,009,146
Pemex Project Funding Master Trust
   8.000%, due 11/15/11...................... $     280,000         313,320
                                                             --------------

Total Sovereign/SupraNational Bonds .........                     8,596,604
                                                             --------------
Total International Bonds ...................                    91,185,513
                                                             --------------

Total Bonds (Cost $431,110,488) .............                   424,749,752
                                                             --------------

                                                   SHARES
                                                ------------
INVESTMENT COMPANIES -- 6.66%
UBS Corporate Bond Relationship Fund*               686,261       7,622,921
UBS Emerging Markets Equity
   Relationship Fund* .......................     2,712,154      59,085,368
UBS High Yield Relationship Fund* ...........       935,970      17,849,890
UBS Small Cap Equity Relationship Fund*......       967,064      39,708,597
                                                             --------------
Total Investment Companies
   (Cost $88,653,600) .......................                   124,266,776
                                                             --------------

SHORTTERM INVESTMENTS -- 11.47%
OTHER -- 11.15%
UBS Supplementary Trust --
   U.S. Cash Management Prime Fund*,
   yield of 4.36% ...........................   208,123,659     208,123,659
                                                             --------------

                                                   FACE
                                                  AMOUNT
                                              -------------
U.K. GOVERNMENT OBLIGATIONS -- 0.20%
U.K. Treasury Bills,
   yield of 4.34%, due 02/06/06.............. GBP 2,230,000       3,820,277
                                                             --------------

U.S. GOVERNMENT OBLIGATIONS -- 0.12%
U.S. Treasury Bills,
   yield of 3.35%, due 01/05/06 (e).......... $   2,200,000       2,198,911
                                                             --------------
Total Short-Term Investments
   (Cost $214,157,523).......................                   214,142,847
                                                             --------------

                                                   SHARES
                                                -----------
INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED -- 1.51%
UBS Supplementary Trust --
   U.S. Cash Management Prime Fund*,
   yield of 4.36% (Cost $28,157,848).........    28,157,848      28,157,848
                                                             --------------
Total Investments -- 102.41%
   (Cost $1,731,363,045).....................                 1,911,171,049
Liabilities, in excess of cash and
   other assets -- (2.41)%....................                  (44,893,954)
                                                             --------------
Net Assets -- 100.00%........................                $1,866,277,095
                                                             ==============

--------------------------------------------------------------------------------
16

  UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
       Aggregate cost for federal income tax purposes was $1,731,363,045; and net unrealized appreciation consisted of:

Gross unrealized appreciation  ..............................  $202,885,195
Gross unrealized depreciation  ..............................   (23,077,191)
                                                               ------------
   Net unrealized appreciation ..............................  $179,808,004
                                                               ============

+ Floating rate securities -- The interest rates shown are the current rates as of December 31, 2005.
++ Interest only security -- This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
(a)    Non-income producing security.
(b)    Security, or portion thereof, was on loan at December 31, 2005.
(c) Security is illiquid. This security amounted to $72,536 or 0.00% of net assets.
(d) Step Bonds -- Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2005. Maturity date disclosed is the ultimate maturity date.
(e)    This security was pledged to cover margin requirements for futures contracts.
(f) All or portion of these securities have been pledged to cover open forward foreign currency contracts.
(g)    All or portion of these securities is segregated for "To Be Announced"
       (TBA) Securities.
*      Investment in affiliated mutual fund.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $18,932,065 or 1.01% of net assets.
REIT   Real Estate Investment Trust
TBA (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
TIPS   Treasury Inflation Protected Securities
AUD    Australian Dollar
CAD    Canadian Dollar
EUR    Euro
GBP    British Pound
SEK    Swedish Krona

FORWARD FOREIGN CURRENCY CONTRACTS
UBS Global Securities Relationship Fund had the following open forward foreign currency contracts as of December 31, 2005:

                                                                                                 UNREALIZED
                                        CONTRACTS              IN               MATURITY        APPRECIATION/
                                       TO DELIVER          EXCHANGE FOR           DATE         (DEPRECIATION)
                                     -------------    ---------------------    ------------    ----------------
Australian Dollar..................    16,580,000      USD      12,153,057       05/18/06          $   41,920
British Pound......................    33,220,000      USD      56,830,949       05/18/06            (351,671)
Canadian Dollar ...................    21,475,000      USD      18,431,894       05/18/06            (107,000)
Euro ..............................    79,915,000      USD      94,415,177       05/18/06            (909,921)
United States Dollar...............    58,711,401      CHF      76,385,000       05/18/06             184,336
United States Dollar...............   117,323,729      JPY  13,753,600,000       05/18/06           1,295,019
United States Dollar...............    95,114,284      SEK     759,440,000       05/18/06           1,398,293
United States Dollar...............    58,210,187      SGD      98,005,000       05/18/06           1,040,649
United States Dollar...............    55,429,884      THB   2,292,580,000       05/18/06             300,496
                                                                                                   ----------
  Total net unrealized appreciation on forward foreign currency contracts                          $2,892,121
                                                                                                   ==========

Currency Type Abbreviations:
CHF    Swiss Franc
JPY    Japanese Yen
SEK    Swedish Krona
SGD    Singapore Dollar
THB    Thailand Baht
USD    United States Dollar

--------------------------------------------------------------------------------

  UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

FUTURES CONTRACTS
UBS Global Securities Relationship Fund had the following open futures contracts as of December 31, 2005:

                                                                                                                  UNREALIZED
                                                                 EXPIRATION         COST/                        APPRECIATION/
                                                                   DATES          PROCEEDS          VALUE       (DEPRECIATION)
                                                                -------------   -------------   -------------   --------------
U.S. TREASURY FUTURES BUY CONTRACTS:
5 Year U.S. Treasury Notes, 143 contracts....................    March 2006      $15,142,932     $15,207,156       $  64,224
10 Year U.S. Treasury Notes, 55 contracts....................    March 2006        5,966,798       6,017,344          50,546

INDEX FUTURES BUY CONTRACTS:
Amsterdam Exchanges Index, 176 contracts (EUR)...............  January 2006       18,075,706      18,213,307         137,601
FTSE 100 Index, 190 contracts (GBP)..........................  January 2006       18,040,221      18,358,422         318,201

INDEX FUTURES SALE CONTRACTS:
S&P Toronto Stock Exchange 60 Index, 167 contracts (CAD).....    March 2006       18,100,005      18,305,424        (205,419)
SPI 200 Index, 210 contracts (AUD)...........................    March 2006       17,673,970      18,193,159        (519,189)
S&P 500 Index, 54 contracts..................................    March 2006       17,306,730      16,939,800         366,930
                                                                                                                   ---------
  Total net unrealized appreciation on futures contracts.....                                                      $ 212,894
                                                                                                                   =========

The segregated aggregate market value of investments and cash collateral pledged to cover margin requirements for the open futures contracts at December 31, 2005 was $6,296,852.

Currency Type Abbreviations:
AUD    Australian Dollar
CAD    Canadian Dollar
EUR    Euro
GBP    British Pound

--------------------------------------------------------------------------------
18               See accompanying notes to financial statements.

  UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------
For the fiscal year ended December 31, 2005, UBS U.S. Large Cap Equity Relationship Fund (the "Fund") returned 10.02%, versus the 6.27% return of its benchmark, the Russell 1000 Index (the "Index"). Since its inception on August 31, 1997, through period end, the Fund returned 7.27% on an annualized basis, versus the 5.99% annualized return of the Index. (Returns over various time periods are shown on page 20; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund delivered solid results during the reporting period, surpassing the return of its benchmark. This relative performance was due equally to stock selection and industry weightings.

IMPROVING MARKET CONDITIONS

Mixed economic signals and external factors distracted investors in the first half of 2005, leaving the US stock market (as measured by the Russell 3000 Index) virtually flat. Interest picked up, however, as the macro picture improved. Relatively benign inflation, better-than-expected corporate profitability and a fairly stable real estate market alleviated many of investors' concerns regarding the economy. In response, the overall stock market, as measured by the Russell 3000 Index, increased 6.13% over the second six months of 2005, finishing the year up 6.12%. Large cap stocks (as measured by the Russell 1000 Index) led small caps (Russell 2000 Index) over the period, returning 6.27% and 4.55%, respectively. Within large caps, value stocks outperformed their growth stock counterparts.

STOCK SELECTION GUIDES INDUSTRY WEIGHTINGS

The Fund's bottom-up investment process focuses on stock selection which, in turn, guides industry weightings. The Fund's industry weightings contributed to relative performance over the reporting period, including an overweight in construction and real property and grocery stores, and an underweight in computer hardware. Construction and real property falls within the materials industry, an area we tended to avoid over the reporting period. Our research uncovered several attractive opportunities in this sub-sector, which were some of the Fund's better performing stocks for the year.

Our overweight exposure to grocery stores also helped the Fund's relative performance. Specifically, the Fund saw strong returns from its investment in a nationwide chain of retail stores. This success was somewhat tempered, however, by disappointing results from grocery store operator Kroger, one of the Fund's worst performing stocks for the 12 month period.

The Fund's underweight in technology hardware continued to aid relative performance as the sector posted disappointing returns during the reporting period. In general, our research has found that stock prices in this area are overvalued. This analysis led us to avoid investment in several names that struggled over the year, including IBM. We are, however, starting to find some improvements in the sector. Should stock prices come down further, we will look to add holdings on a stock-specific basis.

The Fund's largest overweight positions during the reporting period were in healthcare and utilities. Within healthcare, we favored medical services companies over large cap pharmaceuticals. Several of the Fund's top performing stocks were in healthcare, including UnitedHealth Group, the second largest healthcare insurer in the US. Our weighting in utilities focused on out-of-favor stocks, primarily in nuclear power and coal generation. We saw also saw strong returns from our investment in Exelon, an electric utility.

The Fund's largest underweight during the period was in energy, a position that detracted from relative performance. Several of the holdings we did have in this sector, however, contributed to performance. In general, we believe that historically high crude oil prices have pushed energy stocks up beyond their intrinsic value. Should supply and demand fundamentals drive oil prices back down, we expect many energy stock prices could follow. As a result, we remain cautious regarding energy.

         -----------------------------------------------------------
         This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005. The views and opinions in the letter were current as of February 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

  UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                     1 YEAR     5 YEARS     ANNUALIZED
                                                      ENDED      ENDED     08/31/97* TO
                                                    12/31/05    12/31/05     12/31/05
------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND          10.02%       7.57%        7.27%
------------------------------------------------------------------------------------------
Russell 1000 Index**                                  6.27        1.07         5.99
------------------------------------------------------------------------------------------

* Performance inception date of UBS U.S. Large Cap Equity Relationship Fund. ** The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

    Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS U.S. Large Cap Equity Relationship Fund and the Russell 1000 Index if you had invested $100,000 on August 31, 1997, the Fund's inception date. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND VS. RUSSELL 1000 INDEX+

[CHART OF UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND VS.
                 RUSSELL 1000 INDEX+]

              UBS U.S. LARGE CAP
            EQUITY RELATIONSHIP FUND        RUSSELL 1000 INDEX
 8/31/97            $100,000                     $100,000
 9/30/97             104,257                      105,484
10/31/97              98,531                      102,066
11/30/97             100,718                      106,492
12/31/97             103,067                      108,654
 1/31/98             103,809                      109,464
 2/28/98             112,855                      117,267
 3/31/98             119,441                      123,181
 4/30/98             118,337                      124,448
 5/31/98             116,730                      121,755
 6/30/98             117,596                      126,262
 7/31/98             114,727                      124,744
 8/31/98              98,428                      106,098
 9/30/98             105,613                      113,243
10/31/98             113,721                      122,188
11/30/98             118,588                      129,751
12/31/98             123,079                      138,016
 1/31/99             122,444                      142,941
 2/28/99             118,063                      138,404
 3/31/99             121,869                      143,708
 4/30/99             132,496                      149,718
 5/31/99             130,852                      146,481
 6/30/99             135,899                      153,946
 7/31/99             130,382                      149,245
 8/31/99             126,096                      147,847
 9/30/99             117,234                      143,782
10/31/99             117,455                      153,447
11/30/99             118,317                      157,394
12/31/99             119,159                      166,878
 1/31/00             111,309                      160,046
 2/29/00             102,307                      159,618
 3/31/00             112,479                      174,162
 4/30/00             117,118                      168,356
 5/31/00             118,471                      164,002
 6/30/00             114,724                      168,183
 7/31/00             115,213                      165,389
 8/31/00             122,652                      177,631
 9/30/00             118,541                      169,386
10/31/00             122,805                      167,346
11/30/00             119,938                      152,042
12/31/00             124,626                      153,880
 1/31/01             130,518                      158,944
 2/28/01             126,239                      144,118
 3/31/01             120,936                      134,546
 4/30/01             127,270                      145,356
 5/31/01             130,930                      146,339
 6/30/01             128,948                      143,033
 7/31/01             128,152                      141,080
 8/31/01             123,676                      132,482
 9/30/01             113,201                      121,246
10/31/01             115,583                      123,771
11/30/01             125,375                      133,301
12/31/01             128,484                      134,723
 1/31/02             128,495                      133,011
 2/28/02             127,758                      130,362
 3/31/02             133,042                      135,718
 4/30/02             129,488                      127,942
 5/31/02             128,036                      126,814
 6/30/02             119,588                      117,454
 7/31/02             111,670                      108,763
 8/31/02             113,006                      109,332
 9/30/02             99,831                        97,590
10/31/02             107,147                      105,698
11/30/02             114,307                      111,884
12/31/02             108,884                      105,552
 1/31/03             105,820                      102,994
 2/28/03             103,667                      101,400
 3/31/03             104,968                      102,450
 4/30/03             114,488                      110,720
 5/31/03             120,687                      117,033
 6/30/03             122,849                      118,573
 7/31/03             125,059                      120,935
 8/31/03             126,336                      123,390
 9/30/03             125,709                      122,126
10/31/03             132,937                      129,286
11/30/03             134,468                      130,837
12/31/03             142,420                      137,102
 1/31/04             143,703                      139,708
 2/29/04             146,691                      141,643
 3/31/04             144,285                      139,711
 4/30/04             143,236                      137,185
 5/31/04             144,297                      139,164
 6/30/04             147,656                      141,672
 7/31/04             142,568                      136,697
 8/31/04             144,984                      137,371
 9/30/04             147,244                      139,106
10/31/04             150,409                      141,349
11/30/04             156,397                      147,401
12/31/04             163,164                      152,738
 1/31/05             160,013                      148,889
 2/28/05             162,195                      152,238
 3/31/05             160,850                      149,828
 4/30/05             159,116                      147,064
 5/31/05             163,127                      152,278
 6/30/05             166,233                      152,900
 7/31/05             172,133                      158,846
 8/31/05             170,570                      157,472
 9/30/05             172,384                      158,935
10/31/05             172,107                      156,148
11/30/05             177,806                      162,091
12/31/05             179,505                      162,321

                          [END CHART]

08/31/97 = $100,000                                        Data through 12/31/05

+ Fund returns are net of all fees and costs without deduction of taxes that would be paid on redemptions of fund shares. Index returns do not reflect fees and expenses associated with operating a mutual fund.
--------------------------------------------------------------------------------
20

  UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                          Beginning               Ending              Expenses Paid
                                                        Account Value          Account Value          During Period*
                                                         July 1, 2005        December 31, 2005       7/1/05-12/31/05
--------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000.00              $1,079.80               $0.25
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)             1,000.00               1,024.97                0.24
--------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.0475%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one half year period).
--------------------------------------------------------------------------------

  UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of December 31, 2005

                                              Percentage of
                                                Net Assets
-----------------------------------------------------------
Citigroup, Inc.                                     4.7%
Microsoft Corp.                                     3.8
Morgan Stanley                                      3.3
Wells Fargo & Co.                                   3.0
Wyeth                                               3.0
Sprint Nextel Corp.                                 2.9
UnitedHealth Group, Inc.                            2.7
American International Group, Inc.                  2.7
Exelon Corp.                                        2.6
JPMorgan Chase & Co.                                2.5
-----------------------------------------------------------
Total                                              31.2%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of December 31, 2005
----------------------------------------------------------------

EQUITIES
U.S. EQUITIES
   Aerospace & Defense .................................    2.66%
   Air Freight & Logistics .............................    1.59
   Auto Components .....................................    2.38
   Automobilesy ........................................    0.91
   Beverages ...........................................    0.74
   Biotechnology .......................................    3.46
   Building Products ...................................    1.99
   Capital Markets .....................................    5.39
   Commercial Banks ....................................    6.21
   Commercial Services & Supplies ......................    0.80
   Computers & Peripherals .............................    1.20
   Diversified Financial Services ......................    7.13
   Diversified Telecommunication Services ..............    4.14
   Electric Utilities ..................................    4.23
   Electronic Equipment & Instruments ..................    0.91
   Energy Equipment & Services .........................    0.58
   Food & Staples Retailing ............................    3.55
   Gas Utilities .......................................    0.61
   Health Care Equipment & Supplies ....................    2.21
   Health Care Providers & Services ....................    6.88
   Insurance ...........................................    3.79
   Internet & Catalog Retail ...........................    1.09
   Machinery ...........................................    2.02
   Media ...............................................    5.43
   Multiline Retail ....................................    1.24
   Multi-Utilities & Unregulated Power .................    1.04
   Oil & Gas ...........................................    2.45
   Pharmaceuticals .....................................    8.56
   Road & Rail .........................................    1.83
   Semiconductors & Semiconductor Equipment ............    1.49
   Software ............................................    6.55
   Thrifts & Mortgage Finance ..........................    2.16
                                                          ------
      Total U.S. Equities ..............................   95.22
INTERNATIONAL EQUITIES
   Energy Equipment & Services .........................    1.02
   Hotels, Restaurants & Leisure .......................    1.42
   IT Services .........................................    1.33
                                                          ------
      Total International Equities .....................    3.77
      Total Equities ...................................   98.99
SHORT-TERM INVESTMENT ..................................    0.95
                                                          ------
    TOTAL INVESTMENTS ..................................   99.94
CASH AND OTHER ASSETS, LESS LIABILITIES ................    0.06
                                                          ------
NET ASSETS .............................................  100.00%
                                                          ======

--------------------------------------------------------------------------------
22

  UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                    SHARES            VALUE
                                                   --------       ------------
EQUITIES -- 98.99%
U.S. EQUITIES -- 95.22%
AEROSPACE & DEFENSE -- 2.66%
Lockheed Martin Corp. ............................  141,100       $  8,978,193
Northrop Grumman Corp. ...........................  127,400          7,658,014
                                                                  ------------
                                                                    16,636,207
                                                                  ------------
AIR FREIGHT & LOGISTICS -- 1.59%
FedEx Corp. ......................................   96,600          9,987,474
                                                                  ------------
AUTO COMPONENTS -- 2.38%
Borg-Warner, Inc. ................................   68,100          4,128,903
Johnson Controls, Inc. ...........................  147,800         10,776,098
                                                                  ------------
                                                                    14,905,001
                                                                  ------------
AUTOMOBILES -- 0.91%
Harley-Davidson, Inc. ............................  110,900          5,710,241
                                                                  ------------
BEVERAGES -- 0.74%
Anheuser-Busch Cos., Inc. ........................  107,700          4,626,792
                                                                  ------------
BIOTECHNOLOGY -- 3.46%
Cephalon, Inc., (a) ..............................  107,300          6,946,602
Genzyme Corp. (a) ................................  208,400         14,750,552
                                                                  ------------
                                                                    21,697,154
                                                                  ------------
BUILDING PRODUCTS -- 1.99%
Masco Corp .......................................  412,400         12,450,356
                                                                  ------------
CAPITAL MARKETS -- 5.39%
Mellon Financial Corp. ...........................  384,900         13,182,825
Morgan Stanley ...................................  362,800         20,585,272
                                                                  ------------
                                                                    33,768,097
                                                                  ------------
COMMERCIAL BANKS -- 6.21%
Fifth Third Bancorp ..............................  306,600         11,564,952
PNC Financial Services Group, Inc. ...............  133,700          8,266,671
Wells Fargo & Co .................................  302,900         19,031,207
                                                                  ------------
                                                                    38,862,830
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.80%
CCE Spinco, Inc. (a) .............................   24,512            321,107
Cendant Corp. ....................................  270,800          4,671,300
                                                                  ------------
                                                                     4,992,407
                                                                  ------------
COMPUTERS & PERIPHERALS -- 1.20%
Dell, Inc. (a) ...................................  251,400          7,539,486
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES -- 7.13%
Citigroup, Inc. ..................................  604,013         29,312,751
JPMorgan Chase & Co. .............................  386,000         15,320,340
                                                                  ------------
                                                                    44,633,091
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.14%
AT&T, Inc. .......................................  305,500          7,481,695
Sprint Nextel Corp. ..............................  788,186         18,412,025
                                                                  ------------
                                                                    25,893,720
                                                                  ------------
ELECTRIC UTILITIES -- 4.23%
American Electric Power Co., Inc. ................  153,600          5,697,024
Exelon Corp. .....................................  311,400         16,547,796
Northeast Utilities ..............................   79,800          1,571,262
Pepco Holdings, Inc. .............................  120,000          2,684,400
                                                                  ------------
                                                                    26,500,482
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.91%
Mettler Toledo International, Inc. (a) ...........  103,600          5,718,720
                                                                  ------------
ENERGY EQUIPMENT & SERVICES -- 0.58%
Baker Hughes, Inc. ...............................   59,500          3,616,410
                                                                  ------------
FOOD & STAPLES RETAILING -- 3.55%
Costco Wholesale Corp. ...........................  283,600         14,029,692
Kroger Co. (a) ...................................  436,000          8,231,680
                                                                  ------------
                                                                    22,261,372
                                                                  ------------
GAS UTILITIES -- 0.61%
NiSource, Inc. ...................................  183,200          3,821,552
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.21%
Medtronic, Inc. ..................................   78,900          4,542,273
Waters Corp. (a) .................................  137,000          5,178,600
Zimmer Holdings, Inc. (a) ........................   61,100          4,120,584
                                                                  ------------
                                                                    13,841,457
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES -- 6.88%
Caremark Rx, Inc. (a) ............................  117,900          6,106,041
Healthsouth Corp. (a) ............................  450,300          2,206,470
Medco Health Solutions, Inc. (a) .................  147,900          8,252,820
UnitedHealth Group, Inc. .........................  269,200         16,728,088
WellPoint, Inc. (a) ..............................  123,000          9,814,170
                                                                  ------------
                                                                    43,107,589
                                                                  ------------
INSURANCE -- 3.79%
American International Group, Inc. ...............  242,900         16,573,067
Hartford Financial Services Group, Inc. ..........   83,000          7,128,870
                                                                  ------------
                                                                    23,701,937
                                                                  ------------
INTERNET & CATALOG RETAIL -- 1.09%
Expedia, Inc. (a) ................................  284,700          6,821,412
                                                                  ------------
MACHINERY -- 2.02%
Illinois Tool Works, Inc. ........................  143,800         12,652,962
                                                                  ------------
MEDIA -- 5.43%
Clear Channel Communications, Inc. ...............  196,100          6,167,345
Dex Media, Inc........ ...........................  140,500          3,806,145
DIRECTV Group, Inc. (a) ..........................  270,500          3,819,460
Omnicom Group, Inc. ..............................  161,800         13,774,034
Univision Communications, Inc. (a)................  219,000          6,436,410
                                                                  ------------
                                                                    34,003,394
                                                                  ------------
MULTILINE RETAIL -- 1.24%
Kohl's Corp. (a) .................................  160,100          7,780,860
                                                                  ------------
MULTIUTILITIES & UNREGULATED POWER -- 1.04%
Sempra Energy.....................................  145,700          6,533,188
                                                                  ------------
OIL & GAS -- 2.45%
ExxonMobil Corp...................................  101,100          5,678,787
Marathon Oil Corp.                                                   9,639,357
                                                                  ------------
                                                                    15,318,144
                                                                  ------------

--------------------------------------------------------------------------------

  UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                   SHARES           VALUE
                                                                 ---------      -------------
PHARMACEUTICALS -- 8.56%
Allergan, Inc. ..............................................     131,800        $ 14,229,128
Bristol-Myers Squibb Co. ....................................     193,100           4,437,438
Johnson & Johnson ...........................................     238,474          14,332,287
Mylan Laboratories, Inc. ....................................      82,050           1,637,718
Wyeth .......................................................     412,000          18,980,840
                                                                                 ------------
                                                                                   53,617,411
                                                                                 ------------
ROAD & RAIL -- 1.83%
Burlington Northern Santa Fe Corp. ..........................     161,500          11,437,430
                                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.49%
Applied Materials, Inc. .....................................     315,100           5,652,894
Xilinx, Inc. ................................................     145,300           3,663,013
                                                                                 ------------
                                                                                    9,315,907
                                                                                 ------------
SOFTWARE -- 6.55%
Mercury Interactive Corp. (a) ...............................     143,400           3,985,086
Microsoft Corp. .............................................     918,200          24,010,930
Oracle Corp. (a) ............................................     640,000           7,814,400
Symantec Corp. (a) ..........................................     296,340           5,185,950
                                                                                 ------------
                                                                                   40,996,366
                                                                                 ------------
THRIFTS & MORTGAGE FINANCE -- 2.16%
Freddie Mac .................................................     207,200          13,540,520
                                                                                 ------------

Total U.S. Equities .........................................                     596,289,969
                                                                                 ------------

INTERNATIONAL EQUITIES -- 3.77%
BERMUDA -- 1.33%
IT SERVICES -- 1.33%
Accenture Ltd., Class A .....................................     288,200           8,320,334
                                                                                 ------------

CAYMAN ISLANDS -- 1.02%
ENERGY EQUIPMENT & SERVICES -- 1.02%
GlobalSantaFe Corp. .........................................     132,300           6,370,245
                                                                                 ------------

PANAMA -- 1.42%
HOTELS, RESTAURANTS & LEISURE -- 1.42%
Carnival Corp. ..............................................     166,100           8,881,367
                                                                                 ------------

Total International Equities ................................                      23,571,946
                                                                                 ------------

Total Equities (Cost $585,752,266) ..........................                     619,861,915
                                                                                 ------------

SHORTTERM INVESTMENTS -- 0.95%
OTHER -- 0.77%
UBS Supplementary Trust --
   U.S. Cash Management Prime Fund*,
   yield of 4.36% ...........................................   4,844,344           4,844,344
                                                                                 ------------

                                                                   FACE
                                                                  AMOUNT
                                                               -----------
U.S. GOVERNMENT OBLIGATIONS -- 0.18%
U.S. Treasury Bills,
   yield of 3.35%, due 01/05/06 .............................  $1,150,000           1,149,431
                                                                                 ------------

Total ShortTerm Investments
   (Cost $5,993,915) ........................................                       5,993,775
                                                                                 ------------
Total Investments -- 99.94%
   (Cost $591,746,181) ......................................                     625,855,690

Cash and other assets, less liabilities -- 0.06% ............                         397,622
                                                                                 ------------
Net Assets -- 100.00% .......................................                    $626,253,312
                                                                                 ============

NOTES TO SCHEDULE OF INVESTMENTS
   Aggregate cost for federal income tax purposes was $591,746,181; and net unrealized appreciation consisted of:

Gross unrealized appreciation ......................................  $43,447,495
Gross unrealized depreciation ......................................   (9,337,986)
                                                                      -----------
   Net unrealized appreciation .....................................  $34,109,509
                                                                      ===========

(a)   Nonincome producing security.
*     Investment in affiliated mutual fund.

--------------------------------------------------------------------------------
24                See accompanying notes to financial statements.

  UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2005, UBS Large Cap Select Equity Relationship Fund (the "Fund") returned 7.86%, versus the 4.91% return of its benchmark, the S&P 500 Index (the "Index"). Since its inception on April 30, 1999, through period end, the Fund returned 1.96% on an annualized basis, versus the 0.54% annualized return of the Index. (Returns over various time periods are shown on page 26; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund delivered strong performance over the reporting period. The Fund benefited from strong stock selection, a direct function of our research-intense investment process.

BOTTOM-UP RESEARCH CRITICAL IN THE CHANGING MARKET ENVIRONMENT

Stocks struggled throughout the first half of 2005, ending the first six months of the year relatively flat. As the year progressed, however, improving macro conditions drew investors back to stocks. Oil prices receded from their historic high, the Federal Reserve Board stuck to its policy of "measured" increases, and corporate profitability remained strong. In addition, the real estate market held its ground, staving off the much discussed "housing bubble." As a result, stocks rose in the second half of the year, with the S&P 500 Index finishing 2005 up 4.91%. Large caps slightly outperformed small caps in this environment. Within large caps, growth outperformed value.

The Fund navigated these changing market conditions by relying on our long-standing commitment to research-driven investing. Through in-depth, bottom-up analysis, we continued to identify high quality, low volatility opportunities, focusing primarily on companies with strong cash flow and the ability to pay or increase dividends and/or repurchase shares.

STOCK SELECTION GUIDES SECTOR WEIGHTINGS

Our stock-specific research guided portfolio construction, including sector weightings. The Fund benefited from this process over the reporting period. In particular, relative performance was helped by an underweight in computer hardware and overweight in construction and real property and grocery stores.

The Fund's underweight in computer hardware was our largest variance from the Index during the reporting period. In our opinion, most computer hardware stocks were overpriced relative to their intrinsic value. Our minimal exposure to the industry contributed to the Fund's relative performance, as hardware delivered disappointing returns for the year.

Our overweight to the financial sector was largely a function of our bank holdings. We broadly view banks as attractive opportunities in the current environment. The exception to this is regional banks, which we believe were overpriced due to large acquisition premiums. Several financial names contributed to performance for the period, including Wells Fargo, Mellon Financial, and PNC Financial Services. In contrast, performance was hindered by the Fund's investment in Fifth Third Bancorp and Freddie Mac.

Overweight exposure to healthcare also supported the Fund's relative performance. This weighting grew out of our favorable opinion of healthcare services companies. Several of the Fund's top-performing stocks were in this sub-sector, including UnitedHealth Group, the second largest health insurer in the US. Our research continues to suggest that the healthcare services business has solid fundamentals and strong growth potential based on the changing dynamics of the prescription drug arena.

The principal drag on relative performance for the period was the Fund's significant underweight to energy. While specific holdings in energy did well, including Marathon Oil and FirstEnergy, we had much less exposure than the Index to this top-performing sector. Historically high crude oil prices continued to support energy stocks, driving many stock prices up beyond what we consider to be their intrinsic value. And although oil prices receded somewhat during the year, our analysis suggests that they are still too high given the underlying supply and demand fundamentals. We expect to see oil prices fall further, which could impact energy stock prices.

         -----------------------------------------------------------
         This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005. The views and opinions in the letter were current as of February 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

  UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                    1 YEAR      5 YEARS     ANNUALIZED
                                                     ENDED       ENDED     04/30/99* TO
                                                    12/31/05    12/31/05     12/31/05
----------------------------------------------------------------------------------------
UBS Large Cap Select Equity Relationship Fund         7.86%       6.07%        1.96%
----------------------------------------------------------------------------------------
S&P 500 Index                                         4.91        0.55         0.54
----------------------------------------------------------------------------------------

*   Performance inception date of UBS Large Cap Select Equity Relationship Fund.

    Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Large Cap Select Equity Relationship Fund and the S&P 500 Index if you had invested $100,000 on April 30, 1999, the Fund's inception date. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND VS. S&P 500 INDEX+

[CHART OF UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND VS. S&P 500 INDEX+]

                    UBS LARGE CAP
                    SELECT EQUITY
                  RELATIONSHIP FUND           S&P 500 INDEX
 4/30/99             $100,000                  $100,000
 5/31/99               97,074                    97,639
 6/30/99               99,706                   103,057
 7/31/99               94,900                    99,840
 8/31/99               92,286                    99,347
 9/30/99               84,256                    96,623
10/31/99               83,956                   102,738
11/30/99               83,199                   104,826
12/31/99               81,963                   111,001
 1/31/00               76,119                   105,424
 2/29/00               69,070                   103,429
 3/31/00               74,717                   113,547
 4/30/00               77,521                   110,132
 5/31/00               78,886                   107,872
 6/30/00               76,345                   110,532
 7/31/00               76,224                   108,804
 8/31/00               81,803                   115,562
 9/30/00               79,254                   109,460
10/31/00               83,325                   108,998
11/30/00               81,380                   100,405
12/31/00               84,771                   100,896
 1/31/01               88,214                   104,476
 2/28/01               85,304                    94,950
 3/31/01               82,639                    88,935
 4/30/01               85,196                    95,846
 5/31/01               87,405                    96,489
 6/30/01               85,814                    94,141
 7/31/01               85,486                    93,214
 8/31/01               82,269                    87,379
 9/30/01               76,607                    80,322
10/31/01               77,184                    81,854
11/30/01               82,976                    88,133
12/31/01               84,750                    88,905
 1/31/02               84,568                    87,608
 2/28/02               83,887                    85,918
 3/31/02               87,156                    89,149
 4/30/02               84,043                    83,744
 5/31/02               83,220                    83,127
 6/30/02               77,283                    77,205
 7/31/02               72,629                    71,191
 8/31/02               74,075                    71,661
 9/30/02               64,540                    63,871
10/31/02               70,317                    69,492
11/30/02               74,897                    73,585
12/31/02               71,106                    69,266
 1/31/03               69,547                    67,451
 2/28/03               68,203                    66,439
 3/31/03               68,795                    67,084
 4/30/03               75,268                    72,610
 5/31/03               78,939                    76,436
 6/30/03               80,064                    77,411
 7/31/03               80,949                    78,776
 8/31/03               81,210                    80,312
 9/30/03               81,295                    79,459
10/31/03               85,922                    83,954
11/30/03               86,481                    84,693
12/31/03               91,924                    89,134
 1/31/04               92,435                    90,770
 2/29/04               94,118                    92,032
 3/31/04               92,458                    90,644
 4/30/04               92,290                    89,221
 5/31/04               93,318                    90,445
 6/30/04               95,966                    92,204
 7/31/04               93,133                    89,152
 8/31/04               94,695                    89,513
 9/30/04               96,107                    90,482
10/31/04               98,181                    91,865
11/30/04              101,399                    95,582
12/31/04              105,546                    98,834
 1/31/05              103,413                    96,425
 2/28/05              104,554                    98,454
 3/31/05              104,130                    96,711
 4/30/05              102,794                    94,877
 5/31/05              105,347                    97,895
 6/30/05              106,757                    98,034
 7/31/05              109,828                   101,680
 8/31/05              108,656                   100,752
 9/30/05              109,476                   101,568
10/31/05              109,207                    99,875
11/30/05              113,101                   103,653
12/31/05              113,839                   103,688

                   [END CHART]

04/30/99 = $100,000                                        Data through 12/31/05

+ Fund returns are net of all fees and costs without deduction of taxes that would be paid on redemptions of fund shares. Index returns do not reflect fees and expenses associated with operating a mutual fund.

--------------------------------------------------------------------------------
26

  UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Beginning             Ending          Expenses Paid
                                                       Account Value       Account Value       During Period*
                                                        July 1, 2005     December 31, 2005    7/1/05-12/31/05
-------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000.00            $1,066.30           $0.25
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)            1,000.00             1,024.97            0.24
-------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.0475%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

  UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of December 31, 2005

                                              Percentage of
                                                Net Assets
----------------------------------------------------------
Citigroup, Inc.                                    4.7%
Microsoft Corp.                                    4.1
Morgan Stanley                                     3.6
Illinois Tool Works, Inc.                          3.2
Sprint Nextel Corp.                                3.2
Freddie Mac                                        3.1
Wells Fargo & Co.                                  3.1
Masco Corp.                                        3.0
American International Group, Inc.                 3.0
Costco Wholesale Corp.                             2.9
----------------------------------------------------------
Total                                             33.9%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of December 31, 2005
----------------------------------------------------------

EQUITIES
U.S. EQUITIES
  Aerospace & Defense .........................    3.56%
  Air Freight & Logistics .....................    1.86
  Automobiles .................................    1.01
  Beverages ...................................    1.00
  Biotechnology ..............................     1.54
  Building Products ...........................    3.04
  Capital Market ..............................    5.92
  Commercial Banks ............................    6.65
  Commercial Services & Supplies ..............    1.00
  Computers & Peripherals .....................    1.22
  Diversified Financial Services ..............    7.63
  Diversified Telecommunication Services ......    4.61
  Electric Utilities . . . . . ................    1.47
  Food & Staples Retailing ....................    4.16
  Gas Utilities ...............................    1.32
  Health Care Equipment & Supplies ............    2.04
  Health Care Providers & Services  ...........    5.51
  Insurance ...................................    4.45
  Internet & Catalog Retail ...................    1.41
  Machinery ...................................    3.24
  Media .......................................    5.66
  Multiline Retail ............................    1.64
  MultiUtilities & Unregulated Power ..........    0.88
  Oil & Gas ...................................    3.51
  Pharmaceuticals .............................    8.56
  Road & Rail .................................    2.13
  Semiconductors & Semiconductor
  Equipment ...................................    0.91
  Software ....................................    5.66
  Thrifts & Mortgage Finance ..................    3.14
                                                -------
    Total U.S. Equities .......................   94.73
INTERNATIONAL EQUITIES
  Energy Equipment & Services .................    1.12
  Hotels, Restaurants & Leisure ...............    1.57
  IT Services .................................    1.61
                                                -------
    Total International Equities ..............    4.30
    Total Equities ............................   99.03
SHORT-TERM INVESTMENT .........................    1.28
                                                -------
  TOTAL INVESTMENTS ...........................  100.31
LIABILITIES, IN EXCESS OF CASH AND OTHER
  ASSETS ......................................   (0.31)
                                                -------
NET ASSETS ....................................  100.00%
                                                =======

--------------------------------------------------------------------------------
28

  UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

December 31, 2005

                                                           SHARES          VALUE
                                                          --------      ---------
EQUITIES -- 99.03%
U.S. EQUITIES -- 94.73%
AEROSPACE & DEFENSE -- 3.56%
Lockheed Martin Corp....................................    4,700      $  299,061
Northrop Grumman Corp...................................    2,900         174,319
                                                                       ----------
                                                                          473,380
                                                                       ----------
AIR FREIGHT & LOGISTICS -- 1.86%
FedEx Corp..............................................    2,400         248,136
                                                                         --------
AUTOMOBILES -- 1.01%
HarleyDavidson, Inc.....................................    2,600         133,874
                                                                       ----------
BEVERAGES -- 1.00%
AnheuserBusch Cos., Inc.................................    3,100         133,176
                                                                       ----------
BIOTECHNOLOGY -- 1.54%
Genzyme Corp. (a).......................................    2,900         205,262
                                                                       ----------
BUILDING PRODUCTS -- 3.04%
Masco Corp..............................................   13,400         404,546
                                                                       ----------
CAPITAL MARKETS -- 5.92%
Mellon Financial Corp. .................................    9,100         311,675
Morgan Stanley .........................................    8,400         476,616
                                                                       ----------
                                                                          788,291
                                                                       ----------
COMMERCIAL BANKS -- 6.65%
Fifth Third Bancorp.....................................    7,400         279,128
PNC Financial Services Group, Inc.......................    3,200         197,856
Wells Fargo & Co........................................    6,500         408,395
                                                                       ----------
                                                                          885,379
                                                                       ----------
COMMERCIAL SERVICES & SUPPLIES -- 1.00%
CCE Spinco, Inc. (a)....................................      550           7,205
Cendant Corp............................................    7,300         125,925
                                                                       ----------
                                                                          133,130
                                                                       ----------
COMPUTERS & PERIPHERALS -- 1.22%
Dell, Inc. (a) .........................................    5,400         161,946
                                                                       ----------
DIVERSIFIED FINANCIAL SERVICES -- 7.63%
Citigroup, Inc..........................................   13,000         630,890
JPMorgan Chase & Co. ...................................    9,700         384,993
                                                                       ----------
                                                                        1,015,883
                                                                       ----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.61%
AT&T, Inc...............................................    7,500         183,675
Sprint Nextel Corp......................................   18,378         429,310
                                                                       ----------
                                                                          612,985
                                                                       ----------
ELECTRIC UTILITIES -- 1.47%
FirstEnergy Corp........................................    4,000         195,960
                                                                       ----------
FOOD & STAPLES RETAILING -- 4.16%
Costco Wholesale Corp...................................    7,800         385,866
Kroger Co. (a)..........................................    8,900         168,032
                                                                       ----------
                                                                          553,898
                                                                       ----------
GAS UTILITIES -- 1.32%
NiSource, Inc..........................................    8,400          175,224
                                                                       ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.04%
Medtronic, Inc. .......................................    2,500          143,925
Zimmer Holdings, Inc. (a)..............................    1,900          128,136
                                                                       ----------
                                                                          272,061
                                                                       ----------
HEALTH CARE PROVIDERS & SERVICES -- 5.51%
Caremark Rx, Inc. (a) . ...............................    3,200          165,728
Medco Health Solutions, Inc. (a).......................    3,700          206,460
UnitedHealth Group, Inc................................    5,800          360,412
                                                                       ----------
                                                                          732,600
                                                                       ----------
INSURANCE -- 4.45%
American International Group, Inc......................    5,900          402,557
Hartford Financial Services Group, Inc.................    2,200          188,958
                                                                       ----------
                                                                          591,515
                                                                       ----------
INTERNET & CATALOG RETAIL -- 1.41%
Expedia, Inc. (a) .....................................    7,850          188,086
                                                                       ----------
MACHINERY -- 3.24%
Illinois Tool Works, Inc. .............................    4,900          431,151
                                                                       ----------
MEDIA -- 5.66%
Clear Channel Communications, Inc......................    4,400          138,380
DIRECTV Group, Inc. (a)................................    7,700          108,724
Omnicom Group, Inc.....................................    3,600          306,468
Univision Communications, Inc. (a).....................    6,800          199,852
                                                                       ----------
                                                                          753,424
                                                                       ----------
MULTILINE RETAIL -- 1.64%
Kohl's Corp. (a) ......................................    4,500          218,700
                                                                       ----------
MULTI-UTILITIES & UNREGULATED POWER -- 0.88%
Sempra Energy..........................................    2,600          116,584
                                                                       ----------
OIL & GAS -- 3.51%
ExxonMobil Corp........................................    3,000          168,510
Marathon Oil Corp......................................    4,900          298,753
                                                                       ----------
                                                                          467,263
                                                                       ----------
PHARMACEUTICALS -- 8.56%
Allergan, Inc. ........................................    3,200          345,472
Bristol-Myers Squibb Co................................    5,400          124,092
Johnson & Johnson .....................................    5,400          324,540
Wyeth .................................................    7,500          345,525
                                                                       ----------
                                                                        1,139,629
                                                                       ----------
ROAD & RAIL -- 2.13%
Burlington Northern Santa Fe Corp......................    4,000          283,280
                                                                       ----------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 0.91%
Xilinx, Inc............................................    4,800          121,008
                                                                       ----------
SOFTWARE -- 5.66%
Microsoft Corp. .......................................   20,700          541,305
Oracle Corp. (a).......................................   17,300          211,233
                                                                       ----------
                                                                          752,538
                                                                       ----------

--------------------------------------------------------------------------------

  UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                          SHARES        VALUE
                                                         --------     ---------
THRIFTS & MORTGAGE FINANCE -- 3.14%
Freddie Mac.......................................          6,400     $   418,240
                                                                      -----------

Total U.S. Equities...............................                     12,607,149
                                                                      -----------
INTERNATIONAL EQUITIES -- 4.30%
BERMUDA -- 1.61%
IT SERVICES -- 1.61%
Accenture Ltd., Class A...........................          7,400         213,638
                                                                      -----------
CAYMAN ISLANDS -- 1.12%
ENERGY EQUIPMENT & SERVICES -- 1.12%
GlobalSantaFe Corp................................          3,100         149,265
                                                                      -----------
PANAMA -- 1.57%
HOTELS, RESTAURANTS & LEISURE -- 1.57%
Carnival Corp......................................         3,900         208,533
                                                                      -----------
Total International Equities.......................                       571,436
                                                                      -----------
Total Equities (Cost $10,828,547)..................                    13,178,585
                                                                      -----------
SHORTTERM INVESTMENT -- 1.28%
UBS Supplementary Trust --
   U.S. Cash Management Prime Fund*,
   yield of 4.36% (Cost $170,457)....................     170,457         170,457
                                                                      -----------
Total Investments -- 100.31%
   (Cost $10,999,004)................................                  13,349,042
Liabilities, in excess of cash and
    other assets  -- (0.31)% .........................                    (40,756)
                                                                      -----------
Net Assets -- 100.00%................................                 $13,308,286
                                                                      ===========

NOTES TO SCHEDULE OF INVESTMENTS

    Aggregate cost for federal income tax purposes was $10,999,004; and net unrealized appreciation consisted of:

Gross unrealized appreciation ...................     $2,667,100
Gross unrealized depreciation ...................       (317,062)
                                                      ----------
   Net unrealized appreciation ..................     $2,350,038
                                                      ==========

(a) Nonincome producing security.
 *  Investment in affiliated mutual fund.

--------------------------------------------------------------------------------
30              See accompanying notes to financial statements.

  UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2005, UBS U.S. Large Cap Value Equity Relationship Fund (the "Fund") returned 10.86%, versus the 7.07% return of its benchmark, the Russell 1000 Value Index (the "Index"). Since inception on June 25, 1998, through period end, the Fund returned 8.19% on an annualized basis, versus the 5.88% annualized return of the Index. (Returns over various time periods are shown on page 32; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund delivered solid absolute performance during the reporting period, surpassing the return of its benchmark. These results were largely due to our research-driven stock selection, with sector weightings also making a contribution.

STOCK-SPECIFIC RESEARCH KEY IN THE CHANGING MARKET

Rising oil prices, inflationary pressures and the threat of falling real estate values distracted investors during the first half of 2005, leaving the stock market relatively flat. The market compensated for this slow start, however, with a year-end rally. Improving economic statistics ignited investors' interest, driving stocks back up into positive territory. In the end, the market (as measured by the Russell 3000 Index) finished the year up 6.12%. Investors continued to favor large caps over small caps in this improving environment. Within large caps, growth stocks outperformed their value stock counterparts.

We navigated these changing market conditions by maintaining our focus on in-depth, bottom-up research. This process led us to high quality, low volatility stocks across a broad spectrum of industries.

STOCK SELECTION DIRECTS SECTOR WEIGHTINGS

Sector weightings were driven primarily by stock selection, rather than macro economic themes. The Fund's relative performance benefited from an overweight in construction and real property, grocery stores, and medical services.

Construction and real property is a sub-sector of the materials industry. Overall, the Fund was underweight materials as our research concluded that most stocks were overvalued given the economic environment. We felt the one bright spot in this industry, however, was construction and real property, where we found numerous opportunities. Stock selection also guided the Fund's overweight exposure in grocery stores.

Relative performance was helped by the Fund's significant overweight in healthcare. This position was primarily due to our holdings in the healthcare services area. One example was Fund holding UnitedHealth Group, the second largest health insurer in the US. Its shares rose during the period on news that the company would acquire PacifiCare Health Systems, a major Medicare provider. We believe this acquisition will give UnitedHealth a national network and a closer connection to government-related business. Relative performance was also helped by our timely sale of Pfizer, a large pharmaceutical company. The Fund sold the stock over concerns about competition from generic drugs and a weak late stage product pipeline. The stock fell later in the period when the Food and Drug Administration (FDA) raised issues about several of its drugs, including Celebrex, Bextra, and Dynastat.

One of the Fund's largest overweights during the period was in utilities. Investors tend to shy away from utilities during a rising interest rate environment as these companies offer a fixed dividend yield. Our research found, however, that many companies were still offering attractive relative yields. In addition, we believe that many of these out-of-favor stocks were selling at discounted prices. This overweight position was a slight positive for the Fund's relative performance.

The principal drag on relative performance came from the Fund's underweight exposure to the energy sector. Energy continued to deliver strong results over the period, supported by high crude oil prices. During the year, crude oil reached a high of more than $70 a barrel. While that price has fallen somewhat, we still believe prices are generally too high given the underlying supply and demand fundamentals. We continue to monitor this industry, opportunistically adding stocks that we believe will be less impacted by falling oil prices over time.

           -----------------------------------------------------------
           This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005. The views and opinions in the letter were current as of February 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

  UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                         1 year         5 years           Annualized
                                                         ended           ended           06/25/98* to
                                                        12/31/05        12/31/05           12/31/05
-----------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND        10.86%           8.07%              8.19%
-----------------------------------------------------------------------------------------------------
Russell 1000 Value Index                                  7.07            5.28               5.88
-----------------------------------------------------------------------------------------------------

*    Performance inception date of UBS U.S. Large Cap Value Equity Relationship
     Fund.

     Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS U.S. Large Cap Value Equity Relationship Fund and the Russell 1000 Value Index if you had invested $100,000 on June 25, 1998, the Fund's inception date. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND VS. RUSSELL 1000 VALUE INDEX+

 [CHART OF UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND VS.
                RUSSELL 1000 VALUE INDEX+]

                        UBS U.S. LARGE
                          CAP VALUE
                           EQUITY
                        RELATIONSHIP              RUSSELL 1000
                            FUND                  VALUE INDEX
 6/25/98                 $100,000                  $100,000
 6/30/98                   99,349                   100,397
 7/31/98                   99,349                    98,625
 8/31/98                   86,495                    83,948
 9/30/98                   93,847                    88,766
10/31/98                   98,615                    95,642
11/30/98                  103,240                   100,098
12/31/98                  104,832                   103,505
 1/31/99                  102,318                   104,313
 2/28/99                  100,242                   102,840
 3/31/99                  104,550                   104,969
 4/30/99                  116,631                   114,773
 5/31/99                  116,502                   113,511
 6/30/99                  119,141                   116,807
 7/31/99                  114,749                   113,387
 8/31/99                  110,949                   109,179
 9/30/99                  104,435                   105,363
10/31/99                  107,643                   111,428
11/30/99                  105,599                   110,556
12/31/99                  104,550                   111,090
 1/31/00                  100,563                   107,466
 2/29/00                   89,899                    99,482
 3/31/00                  102,159                   111,620
 4/30/00                  106,496                   110,321
 5/31/00                  109,076                   111,484
 6/30/00                  103,277                   106,389
 7/31/00                  107,176                   107,720
 8/31/00                  111,977                   113,714
 9/30/00                  113,688                   114,755
10/31/00                  117,880                   117,575
11/30/00                  116,449                   113,210
12/31/00                  122,579                   118,882
 1/31/01                  126,287                   119,339
 2/28/01                  123,218                   116,021
 3/31/01                  119,187                   111,920
 4/30/01                  124,909                   117,410
 5/31/01                  128,826                   120,048
 6/30/01                  126,570                   117,386
 7/31/01                  128,058                   117,136
 8/31/01                  123,199                   112,443
 9/30/01                  116,207                   104,529
10/31/01                  116,188                   103,631
11/30/01                  124,509                   109,654
12/31/01                  126,885                   112,237
 1/31/02                  125,872                   111,372
 2/28/02                  126,365                   111,552
 3/31/02                  131,811                   116,828
 4/30/02                  127,855                   112,821
 5/31/02                  127,444                   113,388
 6/30/02                  119,749                   106,877
 7/31/02                  110,126                    96,942
 8/31/02                  112,290                    97,675
 9/30/02                   97,687                    86,813
10/31/02                  105,616                    93,244
11/30/02                  112,054                    99,119
12/31/02                  107,950                    94,813
 1/31/03                  105,632                    92,519
 2/28/03                  103,115                    90,051
 3/31/03                  103,620                    90,203
 4/30/03                  113,755                    98,141
 5/31/03                  119,971                   104,476
 6/30/03                  121,483                   105,783
 7/31/03                  123,096                   107,360
 8/31/03                  123,498                   109,032
 9/30/03                  123,450                   107,967
10/31/03                  131,245                   114,574
11/30/03                  132,460                   116,129
12/31/03                  141,723                   123,286
 1/31/04                  142,978                   125,456
 2/29/04                  146,356                   128,144
 3/31/04                  144,401                   127,022
 4/30/04                  142,289                   123,918
 5/31/04                  143,488                   125,182
 6/30/04                  146,845                   128,139
 7/31/04                  143,842                   126,335
 8/31/04                  146,789                   128,132
 9/30/04                  148,617                   130,117
10/31/04                  151,344                   132,282
11/30/04                  157,406                   138,968
12/31/04                  162,998                   143,622
 1/31/05                  159,750                   141,073
 2/28/05                  163,462                   145,748
 3/31/05                  162,083                   143,749
 4/30/05                  160,997                   141,173
 5/31/05                  164,067                   144,573
 6/30/05                  167,226                   146,154
 7/31/05                  171,709                   150,383
 8/31/05                  170,510                   149,729
 9/30/05                  173,334                   151,831
10/31/05                  172,669                   147,975
11/30/05                  178,694                   152,840
12/31/05                  180,696                   153,779

                         [END CHART]

06/25/98 = $100,000                                   Data throught 12/31/05

+ Fund returns are net of all fees and costs without deduction of taxes that would be paid on redemptions of fund shares. Index returns do not reflect fees and expenses associated with operating a mutual fund.

--------------------------------------------------------------------------------
32

  UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Beginning                  Ending                Expenses Paid
                                                       Account Value             Account Value            During Period*
                                                        July 1, 2005           December 31, 2005         7/1/05-12/31/05
-------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000.00                 $1,080.50                  $0.25
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)           1,000.00                  1,024.97                   0.24
-------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.0475%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one half year period).

--------------------------------------------------------------------------------

  UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of December 31, 2005

                                               Percentage of
                                                Net Assets
------------------------------------------------------------
Citigroup, Inc.                                     5.6%
Wells Fargo & Co.                                   4.2
Morgan Stanley                                      4.1
JPMorgan Chase & Co.                                4.1
ExxonMobil Corp.                                    3.5
American International Group, Inc.                  3.4
Marathon Oil Corp.                                  3.3
Sprint Nextel Corp.                                 3.0
Freddie Mac                                         2.7
Exelon Corp                                         2.5
------------------------------------------------------------
Total                                              36.4%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of December 31, 2005

-----------------------------------------------------------------
U.S. EQUITIES
   Aerospace & Defense ..................................    3.10%
   Air Freight & Logistics ..............................    1.75
   Auto Components ......................................    2.76
   Automobiles ..........................................    0.79
   Beverages ............................................    1.19
   Biotechnology ........................................    1.29
   Building Products ....................................    1.61
   Capital Markets.......................................    7.74
   Commercial Banks .....................................   10.15
   Commercial Services & Supplies  ......................    0.98
   Diversified Financial Services .......................    9.70
   Diversified Telecommunication Services ...............    4.82
   Electric Utilities ...................................    6.50
   Energy Equipment & Services ..........................    0.64
   Food & Staples Retailing .............................    3.51
   Gas Utilities ........................................    0.54
   Health Care Providers & Services .....................    3.97
   Insurance ............................................    5.21
   Internet & Catalog Retail.............................    1.38
   Machinery ............................................    2.15
   Media ................................................    5.02
   Multi-Utilities & Unregulated Power ..................    0.98
   Oil & Gas ............................................    6.78
   Pharmaceuticals ......................................    4.20
   Road & Rail ..........................................    2.10
   Software .............................................    2.14
   Thrifts & Mortgage Finance ...........................    2.68
                                                           ------
      Total U.S. Equities ...............................   93.68
INTERNATIONAL EQUITIES
   Energy Equipment & Services ..........................    1.12
   IT Services ..........................................    1.23
                                                           ------
      Total International Equities ......................    2.35
      Total Equities ....................................   96.03
SHORT-TERM INVESTMENTS ..................................    4.60
                                                           ------
   TOTAL INVESTMENTS ....................................  100.63
LIABILITIES, IN EXCESS OF CASH AND OTHER
   ASSETS ...............................................   (0.63)
                                                           ------
NET ASSETS ..............................................  100.00%
                                                           ======

--------------------------------------------------------------------------------
34

  UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                  SHARES              VALUE
                                                                ---------          ------------
EQUITIES -- 96.03%
U.S. EQUITIES -- 93.68%
AEROSPACE & DEFENSE -- 3.10%
Lockheed Martin Corp. .....................................        33,400          $  2,125,242
Northrop Grumman Corp. ....................................        23,800             1,430,618
                                                                                   ------------
                                                                                      3,555,860
                                                                                   ------------
AIR FREIGHT & LOGISTICS -- 1.75%
FedEx Corp. ...............................................        19,400             2,005,766
                                                                                   ------------
AUTO COMPONENTS -- 2.76%
Borg-Warner, Inc. .........................................        17,500             1,061,025
Johnson Controls, Inc. ....................................        28,800             2,099,808
                                                                                   ------------
                                                                                      3,160,833
                                                                                   ------------
AUTOMOBILES -- 0.79%
Harley-Davidson, Inc. .....................................        17,600               906,224
                                                                                   ------------
BEVERAGES -- 1.19%
Anheuser-Busch Cos., Inc. .................................        31,600             1,357,536
                                                                                   ------------
BIOTECHNOLOGY -- 1.29%
Cephalon, Inc. (a). .......................................        22,800             1,476,072
                                                                                   ------------
BUILDING PRODUCTS -- 1.61%
Masco Corp. ...............................................        61,100             1,844,609
                                                                                   ------------
CAPITAL MARKETS -- 7.74%
Mellon Financial Corp. ....................................        78,500             2,688,625
Morgan Stanley ............................................        83,200             4,720,768
Northern Trust Corp. ......................................        28,200             1,461,324
                                                                                   ------------
                                                                                      8,870,717
                                                                                   ------------
COMMERCIAL BANKS -- 10.15%
Bank of America Corp.......................................        43,332             1,999,772
Fifth Third Bancorp  ......................................        70,500             2,659,260
PNC Financial Services Group, Inc. ........................        35,400             2,188,782
Wells Fargo & Co.  ........................................        76,100             4,781,363
                                                                                   ------------
                                                                                     11,629,177
                                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.98%
CCE Spinco, Inc. (a) ......................................         4,462                58,452
Cendant Corp...............................................        61,800             1,066,050
                                                                                   ------------
                                                                                      1,124,502
                                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES -- 9.70%
Citigroup, Inc. ...........................................       132,759             6,442,794
JPMorgan Chase & Co. ......................................       117,500             4,663,575
                                                                                   ------------
                                                                                     11,106,369
                                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.82%
AT&T, Inc. ................................................        87,100             2,133,079
Sprint Nextel Corp.........................................       144,781             3,382,084
                                                                                   ------------
                                                                                      5,515,163
                                                                                   ------------
ELECTRIC UTILITIES -- 6.50%
American Electric Power Co., Inc. .........................        58,600             2,173,474
Exelon Corp. ..............................................        53,300             2,832,362
FirstEnergy Corp. .........................................        28,450             1,393,766
Pepco Holdings, Inc........................................        46,600             1,042,442
                                                                                   ------------
                                                                                      7,442,044
                                                                                   ------------
ENERGY EQUIPMENT & SERVICES -- 0.64%
Baker Hughes, Inc. ........................................        12,100               735,438
                                                                                   ------------
FOOD & STAPLES RETAILING -- 3.51%
Costco Wholesale Corp. ....................................        51,200             2,532,864
Kroger Co. (a) ............................................        78,900             1,489,632
                                                                                   ------------
                                                                                      4,022,496
                                                                                   ------------
GAS UTILITIES -- 0.54%
NiSource, Inc..............................................        29,900               623,714
                                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES -- 3.97%
Caremark Rx, Inc. (a) .....................................        10,900               564,511
Medco Health Solutions, Inc. (a) ..........................        30,000             1,674,000
UnitedHealth Group, Inc. ..................................        37,200             2,311,608
                                                                                   ------------
                                                                                      4,550,119
                                                                                   ------------
INSURANCE -- 5.21%
American International Group, Inc. ........................        56,800             3,875,464
Hartford Financial Services Group, Inc. ...................        24,400             2,095,716
                                                                                   ------------
                                                                                      5,971,180
                                                                                   ------------
INTERNET & CATALOG RETAIL -- 1.38%
Expedia, Inc. (a) .........................................        65,900             1,578,964
                                                                                   ------------
MACHINERY -- 2.15%
Illinois Tool Works, Inc. .................................        28,000             2,463,720
                                                                                   ------------
MEDIA -- 5.02%
Clear Channel Communications, Inc. ........................        35,700             1,122,765
DIRECTV Group, Inc. (a) ...................................        68,800               971,456
Omnicom Group, Inc. .......................................        27,700             2,358,101
Univision Communications, Inc. (a). .......................        44,300             1,301,977
                                                                                   ------------
                                                                                      5,754,299
                                                                                   ------------
MULTI-UTILITIES & UNREGULATED POWER -- 0.98%
Sempra Energy .............................................        25,100             1,125,484
                                                                                   ------------
OIL & GAS -- 6.78%
ExxonMobil Corp. ..........................................        71,400             4,010,538
Marathon Oil Corp. ........................................        61,500             3,749,655
                                                                                   ------------
                                                                                      7,760,193
                                                                                   ------------
PHARMACEUTICALS -- 4.20%
Bristol-Myers Squibb Co. ..................................        44,000             1,011,120
Johnson & Johnson .........................................        17,900             1,075,790
Wyeth .....................................................        59,100             2,722,737
                                                                                   ------------
                                                                                      4,809,647
                                                                                   ------------
ROAD & RAIL -- 2.10%
Burlington Northern Santa Fe Corp. ........................        33,900             2,400,798
                                                                                   ------------
SOFTWARE -- 2.14%
Microsoft Corp. ...........................................        93,800             2,452,870
                                                                                   ------------

--------------------------------------------------------------------------------

  UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                  SHARES              VALUE
                                                                ---------          ------------
THRIFTS & MORTGAGE FINANCE -- 2.68%
Freddie Mac  ..............................................        47,000          $  3,071,450
                                                                                   ------------
Total U.S. Equities .......................................                         107,315,244
                                                                                   ------------
INTERNATIONAL EQUITIES -- 2.35%
BERMUDA -- 1.23%
IT SERVICES -- 1.23%
Accenture Ltd., Class A. ..................................        48,700             1,405,969
                                                                                   ------------
CAYMAN ISLANDS -- 1.12%
ENERGY EQUIPMENT & SERVICES -- 1.12%
GlobalSantaFe Corp. .......................................        26,600             1,280,790
                                                                                   ------------

Total International Equities ..............................                           2,686,759
                                                                                   ------------

Total Equities (Cost $87,705,406). ........................                         110,002,003
                                                                                   ------------
SHORT-TERM INVESTMENTS -- 4.60%
OTHER -- 4.42%
UBS Supplementary Trust --
   U.S. Cash Management Prime Fund*,
   yield of 4.36% .........................................     5,066,400             5,066,400
                                                                                   ------------

                                                                   FACE
                                                                  AMOUNT
                                                                ---------
U.S. GOVERNMENT OBLIGATIONS -- 0.18%
U.S. Treasury Bills, (b)
   yield of 3.35%, due 01/05/06. ..........................     $ 200,000               199,901
                                                                                   ------------
Total Short-Term Investments
   (Cost $5,266,325) ......................................                           5,266,301
                                                                                   ------------
Total Investments -- 100.63%
   (Cost $92,971,731) .....................................                         115,268,304
Liabilities, in excess of cash and
   other assets -- (0.63)%. ...............................                            (722,646)
                                                                                   ------------
Net Assets -- 100.00% .....................................                        $114,545,658
                                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS
    Aggregate cost for federal income tax purposes was $92,971,731; and net unrealized appreciation consisted of:

Gross unrealized appreciation ..................   $23,803,922
Gross unrealized depreciation ..................    (1,507,349)
                                                   -----------
   Net unrealized appreciation .................   $22,296,573
                                                   ===========

(a)  Non-income producing security.
(b) This security was pledged to cover margin requirements for futures contracts.
*    Investment in affiliated mutual fund.

FUTURES CONTRACTS
UBS U.S. Large Cap Value Equity Relationship Fund had the following open futures contracts as of December 31, 2005:

                                             EXPIRATION                                           UNREALIZED
                                                DATE             COST             VALUE          DEPRECIATION
                                             ----------       ----------        ----------       ------------
INDEX FUTURES BUY CONTRACTS:
S&P 500 Index, 10 contracts ..........       March 2006       $3,197,800        $3,137,000         $(60,800)
                                                                                                   ========

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at December 31, 2005 was $199,901.

--------------------------------------------------------------------------------
36               See accompanying notes to financial statements.

  UBS LARGE CAP GROWTH EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the period November 7, 2005 to December 31, 2005, UBS Large Cap Growth Equity Relationship Fund (the "Fund") returned 3.55%, versus the 2.15% increase of its benchmark, the Russell 1000 Growth Index (the "Index"). (Returns over the time period are shown on page 38; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

STRONG STOCK SELECTION BOOSTED RETURNS

Equities rallied across the board in the fourth quarter of 2005, although December was a bit of a mixed month for the market. During this time, the Fund's positive performance was due almost entirely to strong stock selection. The Fund's best performers were from a variety of sectors, although on the whole, energy and oil services were two particularly solid areas. Google, Adobe Systems, Zimmer Holdings and Apple Computer were all top-performers over the period. Not holding IBM and Wal-Mart, both of which posted negative returns in December, also benefited the Fund. On the other hand, Medimmune, Genzyme and Best Buy detracted from returns. On a sector level, the Fund's overweight position in Internet stocks relative to the index had the biggest negative impact on returns.

OUTLOOK POSITIVE HEADING INTO 2006

Going forward, we believe the economy appears to be on fairly solid ground, and that equities are poised to continue to outperform over the long term. We believe most opportunities at the moment are bottom-up in nature, rather than driven by macroeconomic trends. In our opinion, given how late we are in the economic cycle, we believe the market may seek out companies with highly visible earnings streams. Throughout our investment process, we seek to identify business models that possess sustainable earnings power. We continue to seek to identify companies that we feel have higher growth prospects than the market, and are still attractively priced.

           -----------------------------------------------------------
           This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005. The views and opinions in the letter were current as of February 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

  UBS LARGE CAP GROWTH EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOTAL RETURN (UNAUDITED)

                                                           11/07/05* to
                                                             12/31/05
------------------------------------------------------------------------
UBS LARGE CAP GROWTH EQUITY RELATIONSHIP FUND                   3.55%
------------------------------------------------------------------------
Russell 1000 Growth Index**                                     2.15
------------------------------------------------------------------------

*    Performance inception date of UBS Large Cap Growth Equity Relationship
     Fund.

** The Russell 1000 Growth Index measures the performance of the 1000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Large Cap Growth Equity Relationship Fund and the Russell 1000 Growth Index if you had invested $100,000 on November 7, 2005. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

UBS LARGE CAP GROWTH EQUITY RELATIONSHIP FUND VS. RUSSELL 1000 GROWTH INDEX+

           [CHART OF UBS LARGE CAP GROWTH EQUITY RELATIONSHIP FUND VS.
                           RUSSELL 1000 GROWTH INDEX+]

                        UBS LARGE CAP
                       GROWTH EQUITY              RUSSELL 1000
                      RELATIONSHIP FUND           GROWTH INDEX
11/07/05                  $100,000                  $100,000
11/30/05                   102,785                   102,475
12/31/05                   103,549                   102,154

                          [END CHART]

11/07/05 = $100,000                                   Data through 12/31/05

+ Fund returns are net of all fees and costs without deduction of taxes that would be paid on redemptions of fund shares. Index returns do not reflect fees and expenses associated with operating a mutual fund.

--------------------------------------------------------------------------------
38

  UBS LARGE CAP GROWTH EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The hypothetical example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that the Fund commenced operations on November 7, 2005, therefore, "Actual Expenses Paid During the Period" reflect activity from November 7, 2005 to December 31, 2005.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Fund commenced investment operations on November 7, 2005 the "Hypothetical Expenses Paid During Period" reflect projected activity for the full six month period for purposes of comparability. This projection assumes that the annualized expense ratio for the Fund was in effect during the period from July 1, 2005 to November 7, 2005.

                                                                               Ending               Expenses Paid
                                                     Beginning              Account Value          During Period**
                                                   Account Value*         December 31, 2005       11/7/05-12/31/05
-------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000.00                 $1,035.50                $0.18
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)      1,000.00                  1,024.60                 0.61
-------------------------------------------------------------------------------------------------------------------

*    The Fund commenced investment operations on November 7, 2005.
** Expenses are equal to the Fund's annualized net expense ratio of 0.1200%, multiplied by the average account value over the period, multiplied by 54 divided by 365 (to reflect the actual days in the period for the actual example) and multiplied by 184 divided by 365 (to reflect the one half year period for the hypothetical example).

--------------------------------------------------------------------------------

  UBS LARGE CAP GROWTH EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of December 31, 2005

                                               Percentage of
                                                Net Assets
------------------------------------------------------------
Google, Inc., Class A                               5.2%
eBay, Inc.                                          3.7
UnitedHealth Group, Inc.                            3.2
Microsoft Corp.                                     3.0
Allergan, Inc.                                      2.9
Medimmune, Inc.                                     2.9
Apple Computer, Inc.                                2.9
United Technologies Corp.                           2.7
General Electric Co.                                2.6
WellPoint, Inc.                                     2.5
------------------------------------------------------------
Total                                              31.6%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of December 31, 2005

----------------------------------------------------------
EQUITIES
U.S. EQUITIES
   Aerospace & Defense .....................        2.67%
   Automobiles .............................        0.85
   Biotechnology ...........................        5.81
   Capital Markets .........................        3.92
   Chemicals ...............................        1.51
   Commercial Banks ........................        1.47
   Commercial Services & Supplies ..........        0.95
   Communications Equipment ................        2.28
   Computers & Peripherals .................        6.19
   Consumer Finance ........................        1.60
   Diversified Financial Services ..........        2.00
   Health Care Equipment & Supplies ........        7.06
   Health Care Providers & Services ........        8.47
   Hotels, Restaurants & Leisure ...........        1.08
   Household Durables ......................        2.48
   Industrial Conglomerates ................        2.64
   Insurance ...............................        1.21
   Internet & Catalog Retail ...............        3.67
   Internet Software & Services ............        6.58
   Machinery ...............................        3.04
   Media ...................................        1.50
   Metals & Mining .........................        0.93
   Oil & Gas ...............................        3.62
   Pharmaceuticals .........................        4.53
   Semiconductors & Semiconductor
      Equipment ............................        3.92
   Software ................................        6.09
   Specialty Retail ........................        5.82
   Textiles, Apparel & Luxury Goods ........        1.74
                                                  ------
         Total U.S. Equities ...............       93.63

INTERNATIONAL EQUITIES
   Energy Equipment & Services .............        3.84
   Hotels, Restaurants & Leisure ...........        0.58
   Machinery ...............................        1.46
                                                  ------
         Total International Equities ......        5.88

         Total Equities ....................       99.51

INVESTMENT COMPANY .........................        0.47
                                                  ------
   TOTAL INVESTMENTS .......................       99.98
CASH AND OTHER ASSETS, LESS LIABILITIES ....        0.02
                                                  ------
NET ASSETS .................................      100.00%
                                                  ======

--------------------------------------------------------------------------------
40

  UBS LARGE CAP GROWTH EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                  SHARES              VALUE
                                                                ---------           -----------
EQUITIES -- 99.51%
U.S. EQUITIES -- 93.63%
AEROSPACE & DEFENSE -- 2.67%
United Technologies Corp. .................................        36,700           $ 2,051,897
                                                                                    -----------
AUTOMOBILES -- 0.85%
Harley-Davidson, Inc. .....................................        12,700               653,923
                                                                                    -----------
BIOTECHNOLOGY -- 5.81%
Amgen, Inc. (a). ..........................................         8,700               686,082
Genzyme Corp. (a). ........................................        22,400             1,585,472
Medimmune, Inc. (a) .......................................        62,800             2,199,256
                                                                                    -----------
                                                                                      4,470,810
                                                                                    -----------
CAPITAL MARKETS -- 3.92%
Goldman Sachs Group, Inc. .................................         5,700               727,947
Merrill Lynch & Co., Inc. .................................        22,800             1,544,244
Morgan Stanley ............................................        13,100               743,294
                                                                                    -----------
                                                                                      3,015,485
                                                                                    -----------
CHEMICALS -- 1.51%
Praxair, Inc...............................................        22,000             1,165,120
                                                                                    -----------
COMMERCIAL BANKS -- 1.47%
Wachovia Corp. ............................................        21,400             1,131,204
                                                                                    -----------
COMMERCIAL SERVICES & SUPPLIES -- 0.95%
Dun & Bradstreet Corp. (a). ...............................        10,900               729,864
                                                                                    -----------
COMMUNICATIONS EQUIPMENT -- 2.28%
QUALCOMM, Inc. ............................................        40,700             1,753,356
                                                                                    -----------
COMPUTERS & PERIPHERALS -- 6.19%
Apple Computer, Inc. (a). .................................        30,500             2,192,645
Dell, Inc. (a) ............................................        41,300             1,238,587
EMC Corp. (a) .............................................        97,400             1,326,588
                                                                                    -----------
                                                                                      4,757,820
                                                                                    -----------
CONSUMER FINANCE -- 1.60%
SLM Corp. .................................................        22,400             1,234,016
                                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES -- 2.00%
Moody's Corp...............................................        25,100             1,541,642
                                                                                    -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 7.06%
Medtronic, Inc. ...........................................        22,100             1,272,297
St. Jude Medical, Inc. (a). ...............................        20,600             1,034,120
Varian Medical Systems, Inc. (a) ..........................        26,500             1,334,010
Zimmer Holdings, Inc. (a) .................................        26,500             1,787,160
                                                                                    -----------
                                                                                      5,427,587
                                                                                    -----------
HEALTH CARE PROVIDERS & SERVICES -- 8.47%
Aetna, Inc.................................................        10,000               943,100
Express Scripts, Inc. (a) .................................        15,000             1,257,000
UnitedHealth Group, Inc. ..................................        39,000             2,423,460
WellPoint, Inc. (a). ......................................        23,700             1,891,023
                                                                                    -----------
                                                                                      6,514,583
                                                                                    -----------
HOTELS, RESTAURANTS & LEISURE -- 1.08%
Hilton Hotels Corp.........................................        34,300               826,973
                                                                                    -----------
HOUSEHOLD DURABLES -- 2.48%
Lennar Corp. Class A ......................................        19,400             1,183,788
Pulte Homes, Inc...........................................        18,300               720,288
                                                                                    -----------
                                                                                      1,904,076
                                                                                    -----------
INDUSTRIAL CONGLOMERATES -- 2.64%
General Electric Co. ......................................        57,900             2,029,395
                                                                                    -----------
INSURANCE -- 1.21%
American International Group, Inc..........................        13,600               927,928
                                                                                    -----------
INTERNET & CATALOG RETAIL -- 3.67%
eBay, Inc. (a). ...........................................        65,200             2,819,900
                                                                                    -----------
INTERNET SOFTWARE & SERVICES -- 6.58%
Google, Inc., Class A (a). ................................         9,700             4,024,142
Yahoo!, Inc. (a). .........................................        26,400             1,034,352
                                                                                    -----------
                                                                                      5,058,494
                                                                                    -----------
MACHINERY -- 3.04%
Illinois Tool Works, Inc. .................................        13,700             1,205,463
ITT Industries, Inc. ......................................        11,000             1,131,020
                                                                                    -----------
                                                                                      2,336,483
                                                                                    -----------
MEDIA -- 1.50%
McGraw-Hill Companies, Inc. ...............................        22,300             1,151,349
                                                                                    -----------
METALS & MINING -- 0.93%
Peabody Energy Corp. ......................................         8,700               717,054
                                                                                    -----------
OIL & GAS -- 3.62%
EOG Resources, Inc. .......................................        18,600             1,364,682
XTO Energy, Inc. ..........................................        32,300             1,419,262
                                                                                    -----------
                                                                                      2,783,944
                                                                                    -----------
PHARMACEUTICALS -- 4.53%
Allergan, Inc. ............................................        20,400             2,202,384
Johnson & Johnson .........................................        21,300             1,280,130
                                                                                    -----------
                                                                                      3,482,514
                                                                                    -----------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 3.92%
Analog Devices, Inc. ......................................        29,800             1,068,926
Broadcom Corp. (a) ........................................        26,900             1,268,335
Intel Corp. ...............................................        27,200               678,912
                                                                                    -----------
                                                                                      3,016,173
                                                                                    -----------
SOFTWARE -- 6.09%
Adobe Systems, Inc. .......................................        41,000             1,515,360
Microsoft Corp. ...........................................        87,100             2,277,665
Oracle Corp. (a) ..........................................        72,800               888,888
                                                                                    -----------
                                                                                      4,681,913
                                                                                    -----------
SPECIALTY RETAIL -- 5.82%
Abercrombie & Fitch Co. ...................................        24,500             1,596,910
Best Buy Co., Inc. ........................................        30,500             1,326,140
Lowe's Cos., Inc. .........................................        23,300             1,553,178
                                                                                    -----------
                                                                                      4,476,228
                                                                                    -----------

--------------------------------------------------------------------------------

  UBS LARGE CAP GROWTH EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                  SHARES              VALUE
                                                                ---------           -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.74%
Nike, Inc., Class B. ......................................        15,400           $ 1,336,566
                                                                                    -----------

Total U.S. Equities  ......................................                          71,996,297
                                                                                    -----------
INTERNATIONAL EQUITIES -- 5.88%
BERMUDA -- 3.51%
ENERGY EQUIPMENT & SERVICES -- 2.05%
Weatherford International Ltd. (a). .......................        43,500             1,574,700
                                                                                    -----------
MACHINERY -- 1.46%
Ingersoll-Rand Co., Ltd., Class A. ........................        27,800             1,122,286
                                                                                    -----------

                                                                                      2,696,986
                                                                                    -----------
CAYMAN ISLANDS -- 1.79%
ENERGY EQUIPMENT & SERVICES -- 1.79%
GlobalSantaFe Corp. .......................................        16,400               789,660
Noble Corp.  ..............................................         8,300               585,482
                                                                                    -----------
                                                                                      1,375,142
                                                                                    -----------
PANAMA -- 0.58%
HOTELS, RESTAURANTS & LEISURE -- 0.58%
Carnival Corp. ............................................         8,400               449,148
                                                                                    -----------

Total International Equities ..............................                           4,521,276
                                                                                    -----------

Total Equities (Cost $74,216,314). ........................                          76,517,573
                                                                                    -----------
INVESTMENT COMPANY -- 0.47%
UBS U.S. Cash Management
   Prime Relationship Fund*,
   yield of 4.35% (Cost $361,828). ........................       361,828               361,828
                                                                                    -----------
Total Investments -- 99.98%
   (Cost $74,578,142) .....................................                          76,879,401
Cash and other assets, less liabilities -- 0.02%                                         15,880
                                                                                    -----------
Net Assets -- 100.00% .....................................                         $76,895,281
                                                                                    ===========

NOTES TO SCHEDULE OF INVESTMENTS
     Aggregate cost for federal income tax purposes was $74,578,142; and net unrealized appreciation consisted of:

Gross unrealized appreciation .....................   $2,891,726
Gross unrealized depreciation .....................     (590,467)
                                                      ----------
   Net unrealized appreciation ....................   $2,301,259
                                                      ==========

(a)  Non-income producing security.
*    Investment in affiliated mutual fund.

--------------------------------------------------------------------------------
42               See accompanying notes to financial statements.

  UBS SMALL CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2005, UBS Small Cap Equity Relationship Fund (the "Fund") returned 4.48%, versus the 4.55% return of its benchmark, the Russell 2000 Index (the "Index"). For the 10-year period ended December 31, 2005, the Fund returned 13.10%, on an annualized basis, versus the 9.26% annualized return of the Index. (Returns over various time periods are shown on page 44; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund slightly trailed the performance of its benchmark in a moderate market for small cap stocks. While the Fund benefited from strong stock selection, disappointing sector allocations offset these gains.

QUALITY FOCUS IN STRUGGLING MARKET

After years of dominance, small cap stocks trailed large cap counterparts in 2005. The overall market was relatively flat during the first half of the year. However, improving macro-economic news turned that situation around in the second half of 2005. In particular, a decline in oil prices, controlled inflation, improving consumer confidence, and better-than-expected corporate earnings boosted the markets. Small caps participated in the ensuing rally and the Russell 2000 Index ended the 12 month reporting period up 4.55%.

Throughout this changing market environment, we maintained our focus on larger, higher-quality small cap stocks. We identify these stocks through bottom-up research and analysis, favoring companies with attractive business models, strong management teams, prospects for earnings growth and conservative balance sheets. While this stance may mean the Fund misses opportunities for short-term gains relative to the Index, we believe it is the best approach to deliver long-term results for our shareholders.

STOCK SELECTION DRIVES PORTFOLIO PERFORMANCE

Relative performance was hindered over the period by our sector allocations. This negative was often mitigated, however, by strong stock selection within an industry. For example, the Fund's largest overweight position in 2005 was in transportation. The Fund continued to find attractive opportunities in a wide variety of transportation sub-sectors, including airlines, railroads and a helicopter service company that supports energy exploration and production companies. While the Fund's overweight in airlines detracted from results, its top-performing stock for the period was AMR, a passenger airline that owns and operates American Airlines. In contrast, one of the Fund's worst performing stocks for the period was Pinnacle Airlines, a regional airline that provides capacity to Northwest Airlines.

The Fund benefited from its stock selection and overweight exposure in medical services and to securities and asset management firms. In healthcare services, the Fund saw strong returns from its investment in companies such as Renal Care Group and Odyssey Healthcare. Mentor, a medical products firm, also performed well over the period. Unfortunately, disappointing returns from the Fund's holding in Molina Healthcare lessened these gains. In securities and asset management, the Fund benefited from its investment in National Financial Partners, Lazard and Intercontinental Exchange.

Relative performance was hurt over the period by a large overweight in electronic equipment. Stock selection was mixed in this sector, with Harris Corp. one of the Fund's top performing holdings and Plantronics one of its worst performers.

The Fund's underweight exposure to the top performing energy sector also detracted from relative performance. Energy as a whole has appreciated significantly over the past 18 months and, in many cases, our research concluded that stock prices were fully valued. One exception in this area is oil service companies, where we have identified what we believe to be several attractive opportunities.

           -----------------------------------------------------------
           This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005. The views and opinions in the letter were current as of February 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

  UBS SMALL CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                  1 year          5 years        10 years
                                                  ended            ended           ended
                                                 12/31/05         12/31/05        12/31/05
-------------------------------------------------------------------------------------------
UBS SMALL CAP EQUITY RELATIONSHIP FUND             4.48%           13.93%          13.10%
-------------------------------------------------------------------------------------------
Russell 2000 Index                                 4.55             8.22            9.26
-------------------------------------------------------------------------------------------

   Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Small Cap Equity Relationship Fund and the Russell 2000 Index, if you had invested $100,000 on December 31, 1995. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

UBS SMALL CAP EQUITY RELATIONSHIP FUND VS. RUSSELL 2000 INDEX+

     [CHART OF UBS SMALL CAP EQUITY RELATIONSHIP FUND VS.
                    RUSSELL 2000 INDEX+]

                         UBS SMALL
                        CAP EQUITY
                       RELATIONSHIP
                          FUND              RUSSELL 2000 INDEX
12/31/95                $100,000                $100,000
 1/31/96                  98,838                  99,892
 2/29/96                 101,187                 103,006
 3/31/96                 104,889                 105,102
 4/30/96                 112,208                 110,722
 5/31/96                 117,644                 115,085
 6/30/96                 112,603                 110,359
 7/31/96                 105,617                 100,721
 8/31/96                 113,312                 106,568
 9/30/96                 117,361                 110,735
10/31/96                 119,069                 109,030
11/30/96                 123,565                 113,522
12/31/96                 127,159                 116,497
 1/31/97                 129,086                 118,825
 2/28/97                 127,927                 115,943
 3/31/97                 124,960                 110,472
 4/30/97                 122,692                 110,780
 5/31/97                 135,021                 123,104
 6/30/97                 142,622                 128,380
 7/31/97                 152,674                 134,354
 8/31/97                 159,575                 137,428
 9/30/97                 171,627                 147,487
10/31/97                 166,121                 141,008
11/30/97                 165,672                 140,096
12/31/97                 167,285                 142,548
 1/31/98                 165,800                 140,298
 2/28/98                 176,036                 150,672
 3/31/98                 183,203                 156,886
 4/30/98                 186,777                 157,755
 5/31/98                 178,429                 149,258
 6/30/98                 176,309                 149,572
 7/31/98                 163,424                 137,464
 8/31/98                 137,362                 110,771
 9/30/98                 142,142                 119,440
10/31/98                 145,410                 124,311
11/30/98                 152,202                 130,824
12/31/98                 157,881                 138,920
 1/31/99                 162,060                 140,766
 2/28/99                 146,269                 129,364
 3/31/99                 139,613                 131,384
 4/30/99                 150,946                 143,157
 5/31/99                 155,034                 145,248
 6/30/99                 160,807                 151,816
 7/31/99                 162,076                 147,650
 8/31/99                 155,185                 142,186
 9/30/99                 154,409                 142,217
10/31/99                 150,083                 142,793
11/30/99                 155,641                 151,319
12/31/99                 162,497                 168,449
 1/31/00                 161,731                 165,744
 2/29/00                 170,195                 193,114
 3/31/00                 175,364                 180,382
 4/30/00                 172,350                 169,527
 5/31/00                 164,905                 159,647
 6/30/00                 170,874                 173,563
 7/31/00                 175,239                 167,980
 8/31/00                 183,789                 180,796
 9/30/00                 181,479                 175,482
10/31/00                 178,203                 167,649
11/30/00                 168,667                 150,440
12/31/00                 178,362                 163,360
 1/31/01                 196,728                 171,865
 2/28/01                 189,136                 160,588
 3/31/01                 182,086                 152,733
 4/30/01                 190,817                 164,681
 5/31/01                 204,000                 168,729
 6/30/01                 206,265                 174,555
 7/31/01                 202,645                 165,106
 8/31/01                 200,399                 159,773
 9/30/01                 176,159                 138,266
10/31/01                 184,457                 146,357
11/30/01                 198,768                 157,688
12/31/01                 208,144                 167,421
 1/31/02                 214,022                 165,680
 2/28/02                 215,976                 161,144
 3/31/02                 231,092                 174,090
 4/30/02                 239,544                 175,676
 5/31/02                 235,622                 167,880
 6/30/02                 224,451                 159,550
 7/31/02                 197,552                 135,453
 8/31/02                 200,690                 135,108
 9/30/02                 185,207                 125,406
10/31/02                 190,171                 129,426
11/30/02                 205,309                 140,977
12/31/02                 199,359                 133,128
 1/31/03                 193,158                 129,443
 2/28/03                 187,176                 125,532
 3/31/03                 188,385                 127,148
 4/30/03                 206,764                 139,204
 5/31/03                 223,325                 154,142
 6/30/03                 228,015                 156,932
 7/31/03                 234,997                 166,751
 8/31/03                 243,360                 174,396
 9/30/03                 240,259                 171,177
10/31/03                 257,686                 185,552
11/30/03                 266,910                 192,137
12/31/03                 275,083                 196,035
 1/31/04                 284,878                 204,552
 2/29/04                 290,262                 206,386
 3/31/04                 291,600                 208,309
 4/30/04                 280,861                 197,689
 5/31/04                 284,059                 200,834
 6/30/04                 291,566                 209,293
 7/31/04                 276,715                 195,201
 8/31/04                 279,981                 194,197
 9/30/04                 287,913                 203,314
10/31/04                 295,127                 207,316
11/30/04                 315,721                 225,298
12/31/04                 327,695                 231,967
 1/31/05                 317,162                 222,289
 2/28/05                 317,034                 226,054
 3/31/05                 314,781                 219,583
 4/30/05                 294,464                 207,007
 5/31/05                 310,095                 220,556
 6/30/05                 321,747                 229,063
 7/31/05                 341,426                 243,576
 8/31/05                 339,031                 239,059
 9/30/05                 337,817                 239,810
10/31/05                 327,237                 232,364
11/30/05                 341,639                 243,644
12/31/05                 342,358                 242,530

                        [END CHART]

12/31/95 = $100,000                                        Data through 12/31/05

+ Fund returns are net of all fees and costs without deduction of taxes that would be paid on redemptions of fund shares. Index returns do not reflect fees and expenses associated with operating a mutual fund.

--------------------------------------------------------------------------------
44

  UBS SMALL CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Beginning               Ending              Expenses Paid
                                                      Account Value          Account Value          During Period*
                                                       July 1, 2005        December 31, 2005       7/1/05-12/31/05
-------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000.00              $1,064.10                $0.20
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)          1,000.00               1,025.02                 0.19
-------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.0375%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one half year period).

--------------------------------------------------------------------------------

  UBS SMALL CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of December 31, 2005

                                              Percentage of
                                                Net Assets
-----------------------------------------------------------
Harris Corp.                                        3.4%
National Financial Partners Corp.                   2.7
Regal-Beloit Corp.                                  2.6
Oceaneering International, Inc.                     2.6
Cooper Cos., Inc.                                   2.3
Coinstar, Inc.                                      2.2
McGrath Rentcorp.                                   2.1
Apollo Investment Corp.                             2.0
Equitable Resources, Inc.                           2.0
AMR Corp.                                           1.8
-----------------------------------------------------------
Total                                              23.7%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of December 31, 2005

--------------------------------------------------------------
U.S. EQUITIES
   Aerospace & Defense ..........................        3.54%
   Airlines .....................................        2.50
   Auto Components ..............................        0.67
   Automobiles. .................................        0.86
   Biotechnology ................................        2.62
   Building Products ............................        1.90
   Capital Markets ..............................        4.74
   Chemicals ....................................        2.20
   Commercial Banks .............................        5.75
   Commercial Services & Supplies ...............        5.98
   Communications Equipment .....................        7.04
   Containers & Packaging .......................        0.61
   Diversified Financial Services ...............        1.94
   Diversified Telecommunication Services .......        0.62
   Electric Utilities ...........................        1.19
   Electrical Equipment .........................        2.62
   Electronic Equipment & Instruments ...........        3.49
   Energy Equipment & Services ..................        3.61
   Food Products. ...............................        0.48
   Health Care Equipment & Supplies .............        4.12
   Health Care Providers & Services .............        4.30
   Household Durables ...........................        3.03
   Insurance ....................................        1.47
   Internet Software & Services .................        1.26
   IT Services ..................................        0.49
   Machinery ....................................        1.75
   Media ........................................        3.51
   Multi-Utilities & Unregulated Power ..........        2.77
   Oil & Gas ....................................        1.35
   Personal Products ............................        2.09
   Pharmaceuticals ..............................        1.29
   Real Estate ..................................        4.18
   Road & Rail ..................................        2.65
   Software .....................................        1.08
   Specialty Retail .............................        4.69
   Textiles, Apparel & Luxury Goods .............        1.03
   Thrifts & Mortgage Finance ...................        3.16
   Wireless Telecommunication Services ..........        0.73
                                                       ------
      Total U.S. Equities .......................       97.31
SHORT-TERM INVESTMENTS ..........................        2.85
                                                       ------
   TOTAL INVESTMENTS ............................      100.16
LIABILITIES, IN EXCESS OF CASH AND
   OTHER ASSETS .................................       (0.16)
                                                       ------
NET ASSETS ......................................      100.00%
                                                       ======

--------------------------------------------------------------------------------
46

  UBS SMALL CAP EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                  SHARES              VALUE
                                                                ---------          ------------
U.S. EQUITIES -- 97.31%
AEROSPACE & DEFENSE -- 3.54%
Esterline Technologies Corp. (a) ..........................       235,300          $  8,750,807
Triumph Group, Inc. (a) ...................................       232,300             8,504,503
                                                                                   ------------
                                                                                     17,255,310
                                                                                   ------------
AIRLINES -- 2.50%
AMR Corp. (a) .............................................       397,700             8,840,871
Pinnacle Airlines Corp. (a) ...............................       501,500             3,345,005
                                                                                   ------------
                                                                                     12,185,876
                                                                                   ------------
AUTO COMPONENTS -- 0.67%
American Axle & Manufacturing Holdings, Inc. ..............       178,900             3,279,237
                                                                                   ------------
AUTOMOBILES -- 0.86%
Winnebago Industries. .....................................       126,200             4,199,936
                                                                                   ------------
BIOTECHNOLOGY -- 2.62%
Alkermes, Inc. (a) ........................................       213,600             4,084,032
Digene Corp. (a) ..........................................        75,000             2,187,750
Dov Pharmaceutical, Inc. (a) ..............................       143,800             2,110,984
Keryx Biopharmaceuticals, Inc. (a) ........................         6,800                99,552
Seattle Genetics, Inc. (a) ................................       469,400             2,215,568
Telik, Inc. (a) ...........................................       121,800             2,069,382
                                                                                   ------------
                                                                                     12,767,268
                                                                                   ------------
BUILDING PRODUCTS -- 1.90%
American Woodmark Corp. ...................................       162,500             4,028,375
Trex Co., Inc. (a) ........................................       186,200             5,222,910
                                                                                   ------------
                                                                                      9,251,285
                                                                                   ------------
CAPITAL MARKETS -- 4.74%
Apollo Investment Corp. ...................................       542,400             9,725,232
National Financial Partners Corp. .........................       254,200            13,358,210
                                                                                   ------------
                                                                                     23,083,442
                                                                                   ------------
CHEMICALS -- 2.20%
Airgas, Inc. ..............................................       191,500             6,300,350
Lubrizol Corp. ............................................       101,700             4,416,831
                                                                                   ------------
                                                                                     10,717,181
                                                                                   ------------
COMMERCIAL BANKS -- 5.75%
Boston Private Financial Holdings, Inc. ...................       266,000             8,091,720
Colonial BancGroup, Inc. ..................................       342,100             8,148,822
Cullen/Frost Bankers, Inc. ................................        97,800             5,249,904
South Financial Group, Inc.................................       236,300             6,507,702
                                                                                   ------------
                                                                                     27,998,148
                                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES -- 5.98%
Coinstar, Inc. (a) ........................................       478,900            10,933,287
Jackson Hewitt Tax Service, Inc. ..........................       289,800             8,030,358
McGrath Rentcorp...........................................       364,800            10,141,440
                                                                                   ------------
                                                                                     29,105,085
                                                                                   ------------
COMMUNICATIONS EQUIPMENT -- 7.04%
Black Box Corp. ...........................................        60,700             2,875,966
Harris Corp. ..............................................       386,300            16,614,763
Plantronics, Inc. .........................................       305,800             8,654,140
Tekelec (a) ...............................................       441,200             6,132,680
                                                                                   ------------
                                                                                     34,277,549
                                                                                   ------------
CONTAINERS & PACKAGING -- 0.61%
Caraustar Industries, Inc. (a) ............................       339,300             2,948,517
                                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES -- 1.94%
Lazard Ltd. Class A .......................................       147,600             4,708,440
NGP Capital Resources Co. .................................       359,400             4,718,922
                                                                                   ------------
                                                                                      9,427,362
                                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.62%
NeuStar, Inc. (a) .........................................        99,000             3,018,510
                                                                                   ------------
ELECTRIC UTILITIES -- 1.19%
Hawaiian Electric Industries, Inc. ........................       223,700             5,793,830
                                                                                   ------------
ELECTRICAL EQUIPMENT -- 2.62%
Regal-Beloit Corp. ........................................       360,700            12,768,780
                                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.49%
Dionex Corp. (a) ..........................................        40,700             1,997,556
Methode Electronics, Inc. .................................       288,600             2,877,342
Newport Corp. (a) .........................................       447,500             6,059,150
Park Electrochemical Corp..................................       233,400             6,063,732
                                                                                   ------------
                                                                                     16,997,780
                                                                                   ------------
ENERGY EQUIPMENT & SERVICES -- 3.61%
Oceaneering International, Inc. (a) .......................       253,100            12,599,318
Offshore Logistics, Inc. (a) ..............................       171,300             5,001,960
                                                                                   ------------
                                                                                     17,601,278
                                                                                   ------------
FOOD PRODUCTS -- 0.48%
Hain Celestial Group, Inc. (a) ............................       111,300             2,355,108
                                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.12%
Candela Corp. (a) .........................................       462,800             6,682,832
Cooper Cos., Inc. .........................................       217,388            11,152,005
Diagnostic Products Corp. .................................        20,600             1,000,130
Zoll Medical Corp. (a) ....................................        47,700             1,201,563
                                                                                   ------------
                                                                                     20,036,530
                                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES -- 4.30%
LifePoint Hospitals, Inc. (a) .............................       153,500             5,756,250
Molina Healthcare, Inc. (a) ...............................       244,300             6,508,152
Odyssey HealthCare, Inc. (a) ..............................       311,900             5,813,816
Option Care, Inc. .........................................        65,700               877,752
RehabCare Group, Inc. (a) .................................        98,750             1,994,750
                                                                                   ------------
                                                                                     20,950,720
                                                                                   ------------
HOUSEHOLD DURABLES -- 3.03%
Ryland Group, Inc. ........................................        94,700             6,830,711
Snap-On, Inc. .............................................       102,300             3,842,388
Tempur-Pedic International, Inc. (a) ......................       353,400             4,064,100
                                                                                   ------------
                                                                                     14,737,199
                                                                                   ------------
INSURANCE -- 1.47%
AmerUs Group Co. ..........................................       126,600             7,174,422
                                                                                   ------------

--------------------------------------------------------------------------------

  UBS SMALL CAP EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                  SHARES              VALUE
                                                               ----------          ------------
INTERNET SOFTWARE & SERVICES -- 1.26%
iVillage, Inc. (a) ........................................       294,800          $  2,364,296
Tumbleweed Communications Corp. (a) .......................     1,228,500             3,783,780
                                                                                   ------------
                                                                                      6,148,076
                                                                                   ------------
IT SERVICES -- 0.49%
BearingPoint, Inc. (a) ....................................       300,800             2,364,288
                                                                                   ------------
MACHINERY -- 1.75%
Gardner Denver, Inc. (a) ..................................       172,800             8,519,040
                                                                                   ------------
MEDIA -- 3.51%
Advo, Inc..................................................       174,400             4,914,592
Radio One, Inc. (a) .......................................       382,200             3,955,770
Saga Communications, Inc., Class A (a) ....................       287,262             3,122,538
Sinclair Broadcast Group, Inc..............................       552,300             5,081,160
                                                                                   ------------
                                                                                     17,074,060
                                                                                   ------------
MULTIUTILITIES & UNREGULATED POWER -- 2.77%
Equitable Resources, Inc. .................................       258,900             9,499,041
Ultralife Batteries, Inc. (a) .............................       331,088             3,973,056
                                                                                   ------------
                                                                                     13,472,097
                                                                                   ------------
OIL & GAS -- 1.35%
Cimarex Energy Co. (a) ....................................       152,900             6,576,229
                                                                                   ------------
PERSONAL PRODUCTS -- 2.09%
Chattem, Inc. (a) .........................................       123,200             4,483,248
Nu Skin Enterprises, Inc., Class A ........................       323,400             5,685,372
                                                                                   ------------
                                                                                     10,168,620
                                                                                   ------------
PHARMACEUTICALS -- 1.29%
Connetics Corp. (a) .......................................       296,200             4,280,090
KV Pharmaceutical Co., Class A (a) ........................        97,650             2,011,590
                                                                                   ------------
                                                                                      6,291,680
                                                                                   ------------
REAL ESTATE -- 4.18%
Kilroy Realty Corp. REIT ..................................        99,400             6,152,860
LaSalle Hotel Properties REIT. ............................       149,600             5,493,312
Parkway Properties, Inc. REIT .............................        71,500             2,870,010
Taberna Realty Finance Trust, (b)(c). .....................       104,550             1,129,140
Thornburg Mortgage, Inc. REIT. ............................       179,400             4,700,280
                                                                                   ------------
                                                                                     20,345,602
                                                                                   ------------
ROAD & RAIL -- 2.65%
Genesee & Wyoming, Inc. (a) ...............................        41,850             1,571,468
Landstar System, Inc. .....................................       123,200             5,142,368
Yellow Roadway Corp. (a) ..................................       138,900             6,196,329
                                                                                   ------------
                                                                                     12,910,165
                                                                                   ------------
SOFTWARE -- 1.08%
Reynolds & Reynolds Co., Class A. .........................       187,600             5,265,932
                                                                                   ------------
SPECIALTY RETAIL -- 4.69%
Lenox Group, Inc. (a) .....................................       394,500             5,223,180
Movie Gallery, Inc. .......................................       171,400               961,554
Petco Animal Supplies, Inc. (a) ...........................       290,800             6,383,060
Sports Authority, Inc. (a) ................................       154,900             4,822,037
Yankee Candle Co., Inc.....................................       213,000             5,452,800
                                                                                   ------------
                                                                                     22,842,631
                                                                                   ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.03%
Movado Group, Inc. ........................................       272,970             4,995,351
                                                                                   ------------
THRIFTS & MORTGAGE FINANCE -- 3.16%
Accredited Home Lenders Holding Co. (a) ...................        52,900             2,622,782
IndyMac Bancorp, Inc. .....................................       142,800             5,572,056
Ocwen Financial Corp. (a) .................................       827,100             7,195,770
                                                                                   ------------
                                                                                     15,390,608
                                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.73%
InPhonic, Inc. (a) ........................................       410,300             3,565,507
                                                                                   ------------

Total U.S. Equities (Cost $424,805,452) ...................                         473,860,239
                                                                                   ------------
SHORT-TERM INVESTMENTS -- 2.85%
OTHER -- 2.48%
UBS Supplementary Trust --
   U.S. Cash Management Prime Fund*,
   yield of 4.36%, ........................................    12,066,516            12,066,516
                                                                                   ------------

                                                                  FACE
                                                                 AMOUNT
                                                               ----------
U.S. GOVERNMENT OBLIGATIONS -- 0.37%
U.S. Treasury Bills,
   yield of 3.35%, due 01/05/06 (d) .......................    $1,800,000             1,799,109
                                                                                   ------------
Total Short-Term Investments
   (Cost $13,865,846) .....................................                          13,865,625
                                                                                   ------------
Total Investments -- 100.16%
   (Cost $438,671,298) ....................................                         487,725,864
Liabilities, in excess of cash and
   other assets -- (0.16)% ................................                            (781,129)
                                                                                   ------------
Net Assets -- 100.00% .....................................                        $486,944,735
                                                                                   ============

--------------------------------------------------------------------------------
48

  UBS SMALL CAP EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
     Aggregate cost for federal income tax purposes was $438,671,298; and net unrealized appreciation consisted of:

Gross unrealized appreciation ...................    $ 80,928,037
Gross unrealized depreciation ...................     (31,873,471)
                                                     ------------
   Net unrealized appreciation ..................    $ 49,054,566
                                                     ============

(a)   Non-income producing security.
(b) Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2005, the value of this security amounted to $1,129,140 or 0.23% of net assets.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered illiquid and restricted. At December 31, 2005, the value of this security amounted to $1,129,140 or 0.23% of net assets.
(d) This security was pledged to cover margin requirements for futures contracts.
REIT  Real Estate Investment Trust.
*     Investment in affiliated mutual fund.

FUTURES CONTRACTS
UBS Small Cap Equity Relationship Fund had the following open futures contracts as of December 31, 2005:

                                               EXPIRATION                                           UNREALIZED
                                                  DATE             COST              VALUE         DEPRECIATION
                                               ----------       -----------       -----------      ------------
INDEX FUTURES BUY CONTRACTS:
Russell 2000, 111 contracts .................   March 2006      $ 7,669,993       $ 7,529,130       $(140,863)
                                                                                                    =========

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at December 31, 2005 was $1,799,109.

RESTRICTED SECURITIES

                                                                                    ACQUISITION                       MARKET
                                                                                       COST                            VALUE
                                                                                    PERCENTAGE                       PERCENTAGE
                                                 ACQUISITION       ACQUISITION        OF NET          MARKET           OF NET
SECURITY                                            DATE              COST            ASSETS           VALUE           ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Taberna Realty Finance Trust, 144A ..........      08/04/05         $1,254,600         0.26%         $1,129,140         0.23%

--------------------------------------------------------------------------------
             See accompanying notes to financial statements.                  49

  UBS U.S. EQUITY ALPHA RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the period September 20, 2005 to December 31, 2005, UBS U.S. Equity Alpha Relationship Fund (the "Fund") returned 5.37%, versus the 2.96% return of its benchmark, the Russell 1000 Index (the "Index"). (Returns over the time period are shown on page 51; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Performance during the period was primarily the result of strong stock selection.

A NEW TWIST ON OUR TRADITIONAL INVESTMENT PROCESS

For years, our portfolio management teams have sought to add value in long-only portfolios by investing in securities that our research indicates are underpriced relative to the present value of their projected future cash flows. Leveraging the strengths of this process, the U.S. Equity Alpha Strategy has the added flexibility to short securities that our research indicates are overvalued. The Fund typically invests 20% to 40% of its assets in short positions -- the proceeds from which are then reinvested in what we believe are the most attractive long positions in the portfolio. By relaxing the constraints inherent in a long-only portfolio, the U.S. Equity Alpha Strategy seeks to outperform the Russell 1000 Index by 250 to 500 basis points, gross of fees, at a similar level of risk (measured by standard deviation) over a full market cycle. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

EQUITIES FINISH 2005 ON A HIGH NOTE

After a disappointing October for equities, a number of factors combined to drive the year-end market rally: Ben Bernanke was named as the successor to Alan Greenspan as Chairman of the Federal Reserve (the "Fed"); oil prices dropped back into the $60 range, coming off their highs of $70 a barrel earlier in the year; corporate profitability remained robust; and consumer confidence, after soaring in November, climbed again in December.

While the economy's growth is slowing (but still strong), the market seems to believe the Fed has established an implicit cap of about 4.75% for short term rates. In addition, housing is holding up, staving off concerns, at least for the near term, of the bursting of the much discussed "housing bubble."

STRONG STOCK SELECTION DROVE PERFORMANCE

At the portfolio level, our underweight position in energy reserves benefited performance as the sector gave back some of its gains in the fourth quarter following a dramatic climb for most of 2005. In general, we continue to view oil prices as unsustainably high given the underlying supply and demand fundamentals, and believe materials similarly suffer from unsustainable trading multiples, especially after the run-up in that sector in recent months. Nonetheless, the metals and mining industry, in which we held an underweight position, detracted from the Fund's returns.

We broadly view banks and financials as attractive opportunities in the current environment, with the exception of regional banks that currently carry large acquisition premiums. National banks, which were a large overweight position during the period, had a significant positive impact on performance. Our underweight position in food and beverages also benefited performance, while our exposure to wireless telecom and restaurants detracted from returns.

         -----------------------------------------------------------
         This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005. The views and opinions in the letter were current as of February 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------
50

  UBS U.S. EQUITY ALPHA RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOTAL RETURN (UNAUDITED)

                                                                   09/20/05* to
                                                                     12/31/05
--------------------------------------------------------------------------------
UBS U.S. EQUITY ALPHA RELATIONSHIP FUND                                5.37%
--------------------------------------------------------------------------------
Russell 1000 Index**                                                   2.96
--------------------------------------------------------------------------------

*  Performance inception date of UBS U.S. Equity Alpha Relationship Fund.
** The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the. Russell 3000 Index.
   Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS U.S. Equity Alpha Relationship Fund and the Russell 1000 Index if you had invested $100,000 on September 20, 2005, the Fund's inception date. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

UBS U.S. EQUITY ALPHA RELATIONSHIP FUND VS. RUSSELL 1000 INDEX+

        [CHART OF UBS U.S. EQUITY ALPHA RELATIONSHIP FUND VS.
                       RUSSELL 1000 INDEX+]

            UBS U.S. EQUITY
                 ALPHA
            RELATIONSHIP FUND                  RUSSELL 1000 INDEX
09/20/05        $100,000                            $100,000
 9/30/05         100,300                             100,810
10/30/05         101,149                              99,042
11/30/05         104,099                             102,812
12/30/05         105,373                             102,958

                                   [END CHART]

09/20/05 = $100,000                                        Data through 12/31/05

+ Fund returns are net of all fees and costs without deduction of taxes that would be paid on redemptions of fund shares. Index returns do not reflect fees and expenses associated with operating a mutual fund.

--------------------------------------------------------------------------------

  UBS U.S. EQUITY ALPHA RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The hypothetical example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that the Fund commenced operations on September 20, 2005, therefore, "Actual Expenses Paid During the Period" refle ct activity from September 20, 2005 through December 31, 2005.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund'actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Fund commenced investment operations on September 20, 2005, the "Hypothetical Expenses Paid During Period" reflect projected activity for the full six month period for purposes of comparability. This projection assumes that the annualized expense ratio for the Fund was in effect during the period from July 1, 2005 to September 20, 2005.

                                                                       Ending           Expenses paid
                                                    Beginning       Account Value      During Period**
                                                 Account Value*   December 31, 2005   9/20/05-12/31/05
------------------------------------------------------------------------------------------------------
Actual                                             $1,000.00          $1,053.70             $0.64
------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)     1,000.00           1,024.10              1.12
------------------------------------------------------------------------------------------------------

*  The Fund commenced investment operations on September 20, 2005.
** Expenses are equal to the Fund's annualized expense ratio of 0.2198%, multiplied by the average account value over the period, multiplied by 102 divided by 365 (to reflect the actual days in the period for the actual example) and multiplied by 184 divided by 365 (to reflect the one-half year period for the hypothetical example).

--------------------------------------------------------------------------------
52

  UBS U.S. EQUITY ALPHA RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of December 31, 2005

                                            Percentage of
                                              Net Assets
------------------------------------------------------------
Citigroup, Inc.                                     4.8%
Wells Fargo & Co.                                   4.8
Morgan Stanley                                      4.5
Microsoft Corp.                                     4.3
JPMorgan Chase & Co.                                4.1
UnitedHealth Group, Inc.                            4.0
Costco Wholesale Corp.                              3.6
Mellon Financial Corp.                              3.6
FedEx Corp.                                         3.5
Freddie Mac                                         3.5
------------------------------------------------------------
Total                                              40.7%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of December 31, 2005
------------------------------------------------------------

EQUITIES
U.S. EQUITIES
  Aerospace & Defense .......................        4.34%
  Air Freight & Logistics ...................        3.54
  Auto Components ...........................        3.77
  Automobiles ...............................        1.23
  Beverages .................................        0.73
  Biotechnology .............................        3.18
  Building Products .........................        2.27
  Capital Markets ...........................        8.11
  Commercial Banks ..........................        9.36
  Commercial Services & Supplies ............        1.32
  Diversified Financial Services ............        8.88
  Diversified Telecommunication Services ....        5.19
  Electric Utilities ........................        3.21
  Energy Equipment & Services ...............        1.00
  Food & Staples Retailing ..................        5.63
  Health Care Equipment & Supplies ..........        1.82
  Health Care Providers & Services ..........        8.16
  Insurance .................................        5.29
  Internet & Catalog Retail .................        1.32
  Machinery .................................        2.29
  Media .....................................        4.91
  Multiline Retail ..........................        1.88
  Multi-Utilities & Unregulated Power .......        1.57
  Oil & Gas .................................        2.35
  Pharmaceuticals ...........................        9.97
  Road & Rail ...............................        2.65
  Semiconductors & Semiconductor
    Equipment ...............................        2.36
  Software ..................................        7.72
  Specialty Retail ..........................        0.51
  Thrifts & Mortgage Finance ................        3.54
                                                   ------
     Total U.S. Equities ....................      118.10
INTERNATIONAL EQUITIES
  Hotels, Restaurants & Leisure .............        2.00
  IT Services ...............................        2.09
                                                   ------
     Total International Equities ...........        4.09
                                                   ------
     TOTAL EQUITIES .........................      122.19
                                                   ------
INVESTMENT COMPANIES ........................        1.78
INVESTMENTS SOLD SHORT
U.S. Equities Sold Short
  Air Freight & Logistics ...................       (1.77)
  Automobiles ...............................       (0.70)
  Capital Markets ...........................       (0.83)
  Commercial Banks ..........................       (2.31)
  Communications Equipment ..................       (1.66)
  Computers & Peripherals ...................       (0.62)
  Electric Utilities ........................       (0.67)
  Food Products .............................       (0.95)
  Health Care Providers & Services ..........       (0.61)
  Hotel, Restaurants & Leisure ..............       (0.67)
  Household Durables ........................       (3.18)
  Internet Software & Services ..............       (0.81)
  IT Services ...............................       (0.79)
  Machinery..................................       (0.66)
  Media .....................................       (0.38)
  Metal & Mining ............................       (2.06)

--------------------------------------------------------------------------------

  UBS U.S. EQUITY ALPHA RELATIONSHIP FUND

--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of December 31, 2005
------------------------------------------------------------

U.S. Equities Sold Short (Continued)
  Multiline Retail ..........................       (0.69)%
  Oil & Gas .................................       (0.36)
  Pharmaceuticals ...........................       (1.40)
  Software ..................................       (0.45)
  Specialty Retail ..........................       (1.64)
                                                   ------
  Total U.S. Equities Sold Short ............      (23.21)
International Equities Sold Short
  Oil & Gas .................................       (0.41)
  Semiconductors & Semiconductor
    Equipment ...............................       (0.51)
                                                   ------
  Total International Equities Sold Short ...       (0.92)
                                                   ------
  TOTAL INVESTMENTS SOLD SHORT ..............      (24.13)
                                                   ------
TOTAL INVESTMENTS, NET OF INVESTMENTS
    SOLD SHORT ..............................       99.84
CASH AND OTHER ASSETS, LESS LIABILITIES......        0.16
                                                   ------
NET ASSETS ..................................      100.00%
                                                   ======

--------------------------------------------------------------------------------
54

  UBS U.S. EQUITY ALPHA RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                    SHARES            VALUE
                                                   --------       ------------
EQUITIES -- 122.19%
U.S. EQUITIES -- 118.10%
AEROSPACE & DEFENSE -- 4.34%
Lockheed Martin Corp. (a) ........................   71,900        $ 4,574,997
Northrop Grumman Corp. (a) .......................   66,800          4,015,348
                                                                   -----------
                                                                     8,590,345
                                                                   -----------
AIR FREIGHT & LOGISTICS -- 3.54%
FedEx Corp. (a) ..................................   67,800          7,009,842
                                                                   -----------
AUTO COMPONENTS -- 3.77%
Borg-Warner, Inc. (a) ............................   41,800          2,534,334
Johnson Controls, Inc. (a) .......................   67,700          4,936,007
                                                                   -----------
                                                                     7,470,341
                                                                   -----------
AUTOMOBILES -- 1.23%
Harley-Davidson, Inc. (a) ........................   47,400          2,440,626
                                                                   -----------
BEVERAGES -- 0.73%
Anheuser Busch Cos., Inc. (a) ....................   33,800          1,452,048
                                                                   -----------
BIOTECHNOLOGY -- 3.18%
Cephalon, Inc., (a)(b) ...........................   35,200          2,278,848
Genzyme Corp. (a)(b) .............................   56,700          4,013,226
                                                                   -----------
                                                                     6,292,074
                                                                   -----------
BUILDING PRODUCTS -- 2.27%
Masco Corp. (a) ..................................  148,800          4,492,272
                                                                   -----------
CAPITAL MARKETS -- 8.11%
Mellon Financial Corp. (a) .......................  208,900          7,154,825
Morgan Stanley (a) ...............................  156,800          8,896,832
                                                                   -----------
                                                                    16,051,657
                                                                   -----------
COMMERCIAL BANKS -- 9.36%
Fifth Third Bancorp (a) ..........................  130,800          4,933,776
PNC Financial Services Group, Inc. (a) ...........   67,200          4,154,976
Wells Fargo & Co. (a) ............................  150,400          9,449,632
                                                                   -----------
                                                                    18,538,384
                                                                   -----------
COMMERCIAL SERVICES & SUPPLIES -- 1.32%
CCE Spinco, Inc. (a)(b) ..........................    9,562            125,262
Cendant Corp. (a) ................................  144,600          2,494,350
                                                                   -----------
                                                                     2,619,612
                                                                   -----------
DIVERSIFIED FINANCIAL SERVICES -- 8.88%
Citigroup, Inc. (a) ..............................  196,600          9,540,998
JPMorgan Chase & Co. (a) .........................  202,700          8,045,163
                                                                   -----------
                                                                    17,586,161
                                                                   -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.19%
AT&T, Inc. (a) ...................................  138,600          3,394,314
Sprint Nextel Corp. (a) ..........................  294,400          6,877,184
                                                                   -----------
                                                                    10,271,498
                                                                   -----------
ELECTRIC UTILITIES -- 3.21%
American Electric Power Co., Inc. (a) ............   49,200          1,824,828
Northeast Utilities (a) ..........................   51,400          1,012,066
Pepco Holdings, Inc. (a) .........................  157,400          3,521,038
                                                                   -----------
                                                                     6,357,932
                                                                   -----------
ENERGY EQUIPMENT & SERVICES -- 1.00%
Baker Hughes, Inc. (a) ...........................   32,500          1,975,350
                                                                   -----------
FOOD & STAPLES RETAILING -- 5.63%
Costco Wholesale Corp. (a) .......................  145,600          7,202,832
Kroger Co. (a)(b) ................................  208,900          3,944,032
                                                                   -----------
                                                                    11,146,864
                                                                   -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.82%
Waters Corp. (a)(b) ..............................   45,000          1,701,000
Zimmer Holdings, Inc. (a)(b) .....................   28,300          1,908,552
                                                                   -----------
                                                                     3,609,552
                                                                   -----------
HEALTH CARE PROVIDERS & SERVICES -- 8.16%
Caremark Rx, Inc. (a)(b) .........................   73,400          3,801,386
Medco Health Solutions, Inc. (a)(b) ..............   79,300          4,424,940
UnitedHealth Group, Inc. (a) .....................  127,600          7,929,064
                                                                   -----------
                                                                    16,155,390
                                                                   -----------
INSURANCE -- 5.29%
American International Group, Inc. (a) ...........   92,200          6,290,806
Hartford Financial Services Group, Inc. (a) ......   48,700          4,182,843
                                                                   -----------
                                                                    10,473,649
                                                                   -----------
INTERNET & CATALOG RETAIL -- 1.32%
Expedia, Inc. (a)(b) .............................  109,100          2,614,036
                                                                   -----------
MACHINERY -- 2.29%
Illinois Tool Works, Inc. (a) ....................   51,500          4,531,485
                                                                   -----------
MEDIA -- 4.91%
Clear Channel Communications, Inc. (a) ...........   76,500          2,405,925
DIRECTV Group, Inc. (a)(b) .......................  130,800          1,846,896
Gannett Co., Inc. (a) ............................   12,600            763,182
Omnicom Group, Inc. (a) ..........................   55,300          4,707,689
                                                                   -----------
                                                                     9,723,692
                                                                   -----------
MULTILINE RETAIL -- 1.88%
Kohl's Corp. (a)(b) ..............................   76,500          3,717,900
                                                                   -----------
MULTI-UTILITIES & UNREGULATED POWER -- 1.57%
Sempra Energy (a) ................................   69,200          3,102,928
                                                                   -----------
OIL & GAS -- 2.35%
Marathon Oil Corp. (a) ...........................   76,200          4,645,914
                                                                   -----------
PHARMACEUTICALS -- 9.97%
Allergan, Inc. (a) ...............................   45,100          4,868,996
Bristol-Myers Squibb Co. (a) .....................  102,200          2,348,556
Johnson & Johnson (a) ............................   94,100          5,655,410
Wyeth (a) ........................................  149,200          6,873,644
                                                                   -----------
                                                                    19,746,606
                                                                   -----------

--------------------------------------------------------------------------------

  UBS U.S. EQUITY ALPHA RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                     SHARES            VALUE
                                                   ---------       ------------
ROAD & RAIL -- 2.65%
Burlington Northern Santa Fe Corp. (a) ...........    74,000       $  5,240,680
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 2.36%
Applied Materials, Inc. (a) ......................   137,200          2,461,368
Xilinx, Inc. (a) .................................    87,900          2,215,959
                                                                   ------------
                                                                      4,677,327
                                                                   ------------
SOFTWARE -- 7.72%
Mercury Interactive Corp. (a)(b) .................    50,400          1,400,616
Microsoft Corp. (a) ..............................   329,300          8,611,195
Oracle Corp. (a)(b) ..............................   210,700          2,572,647
Symantec Corp. (a)(b) ............................   155,200          2,716,000
                                                                   ------------
                                                                     15,300,458
                                                                   ------------
SPECIALTY RETAIL -- 0.51%
Advance Auto Parts, Inc. (a)(b) ..................    23,250          1,010,445
                                                                   ------------
THRIFTS & MORTGAGE FINANCE -- 3.54%
Freddie Mac (a) ..................................   107,200          7,005,520
                                                                   ------------
Total U.S. Equities ..............................                  233,850,588
                                                                   ------------
INTERNATIONAL EQUITIES -- 4.09%
BERMUDA -- 2.09%
IT SERVICES -- 2.09%
Accenture Ltd., Class A (a) ......................   143,600          4,145,732
                                                                   ------------
PANAMA - 2.00%
HOTELS, RESTAURANTS & LEISURE -- 2.00%
Carnival Corp. (a) ...............................    74,000          3,956,780
                                                                   ------------
Total International Equities......................                    8,102,512
                                                                   ------------
Total Equities (Cost $233,561,508) ...............                  241,953,100
                                                                   ------------
INVESTMENT COMPANIES -- 1.78%
SPDR Trust, Series 1 .............................    12,500          1,556,375
UBS U.S. Cash Management
   Prime Relationship Fund*, yield of 4.35% ...... 1,959,074          1,959,074
                                                                   ------------
Total Investment Companies (Cost $3,502,121) .....                    3,515,449
                                                                   ------------
Total Investments Before Investments Sold
   Short -- 123.97%
   (Cost $237,063,629) ...........................                  245,468,549
                                                                   ------------
INVESTMENTS SOLD SHORT-- (24.13)%
U.S. EQUITIES -- (23.21)%
AIR FREIGHT & LOGISTICS --  (1.77)%
C.H. Robinson Worldwide, Inc. ....................   (46,600)        (1,725,598)
Expeditors International Washington, Inc. ........   (26,300)        (1,775,513)
                                                                   ------------
                                                                     (3,501,111)
                                                                   ------------
AUTOMOBILES -- (0.70)%
Ford Motor Co. ...................................   (97,000)          (748,840)
General Motors Corp. .............................   (33,200)          (644,744)
                                                                   ------------
                                                                     (1,393,584)
                                                                   ------------
CAPITAL MARKETS -- (0.83)%
Bear Stearns Cos., Inc. ..........................   (14,300)        (1,652,079)
                                                                   ------------
COMMERCIAL BANKS -- (2.31)%
BB&T Corp. .......................................   (28,300)        (1,186,053)
Comerica, Inc. ...................................   (19,500)        (1,106,820)
Keycorp...........................................   (34,000)        (1,119,620)
Regions Financial Corp. ..........................   (34,000)        (1,161,440)
                                                                   ------------
                                                                     (4,573,933)
                                                                   ------------
COMMUNICATIONS EQUIPMENT -- (1.66)%
Juniper Networks, Inc. (b) .......................   (40,400)          (900,920)
Lucent Technologies, Inc. (b) ....................  (344,300)          (915,838)
QUALCOMM, Inc. ...................................   (34,000)        (1,464,720)
                                                                   ------------
                                                                     (3,281,478)
                                                                   ------------
COMPUTERS & PERIPHERALS -- (0.62)%
Apple Computer, Inc. (b) .........................   (17,000)        (1,222,130)
                                                                   ------------
ELECTRIC UTILITIES -- (0.67)%
TXU Corp. ........................................   (26,600)        (1,335,054)
                                                                   ------------
FOOD PRODUCTS -- (0.95)%
Hershey Foods  ...................................   (17,100)          (944,775)
Kellogg Co. ......................................   (21,500)          (929,230)
                                                                   ------------
                                                                     (1,874,005)
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES -- (0.61)%
Health Management Association, Inc. ..............   (54,800)        (1,203,408)
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE -- (0.67)%
Darden Restaurants, Inc. .........................   (34,100)        (1,325,808)
                                                                   ------------
HOUSEHOLD DURABLES -- (3.18)%
Black & Decker Corp. .............................   (10,700)          (930,472)
DR Horton, Inc. ..................................   (27,500)          (982,575)
KB Home. .........................................   (12,400)          (900,984)
Lennar Corp. .....................................   (15,100)          (921,402)
Ryland Group, Inc. ...............................  (12,7000)          (916,051)
Stanley Works. ...................................   (20,100)          (965,604)
Toll Brothers, Inc. (b) ..........................   (19,700)          (682,408)
                                                                   ------------
                                                                     (6,299,496)
                                                                   ------------
INTERNET SOFTWARE & SERVICES -- (0.81)%
Novell, Inc. (b) .................................  (181,600)        (1,603,528)
                                                                   ------------
IT SERVICES -- (0.79)%
Cognizant Technology Solutions Corp.,
   Class A (b) ...................................   (31,100)        (1,565,885)
                                                                   ------------
MACHINERY -- (0.66)%
Caterpillar, Inc. ................................   (22,600)        (1,305,602)
                                                                   ------------
MEDIA -- (0.38)%
Tribune Co. ......................................   (24,600)          (744,396)
                                                                   ------------

--------------------------------------------------------------------------------
56

  UBS U.S. EQUITY ALPHA RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                  SHARES              VALUE
                                                                ---------          ------------
METALS & MINING -- (2.06)%
Freeport-McMoran Copper & Gold, Inc. .....................        (19,400)         $ (1,043,720)
Nucor Corp. ..............................................        (20,600)           (1,374,432)
Phelps Dodge Corp. .......................................        (11,500)           (1,654,505)
                                                                                   ------------
                                                                                     (4,072,657)
                                                                                   ------------
MULTILINE RETAIL -- (0.69)%
Sears Holdings Corp. (b) .................................        (11,800)           (1,363,254)
                                                                                   ------------
OIL & GAS -- (0.36)%
Valero Energy Corp. ......................................        (14,000)             (722,400)
                                                                                   ------------
PHARMACEUTICALS -- (1.40)%
Abbott Laboratories, Inc. ................................        (30,100)           (1,186,843)
Schering Plough Corp. ....................................        (76,000)           (1,584,600)
                                                                                   ------------
                                                                                     (2,771,443)
                                                                                   ------------
SOFTWARE -- (0.45)%
BMC Software, Inc. (b) ...................................        (43,400)             (889,266)
                                                                                   ------------
SPECIALTY RETAIL -- (1.64)%
Autozone, Inc. (b) .......................................        (10,400)             (954,200)
Best Buy Co., Inc. .......................................        (20,400)             (886,992)
Circuit City Stores, Inc. ................................        (62,800)           (1,418,652)
                                                                                   ------------
                                                                                     (3,259,844)
                                                                                   ------------

Total U.S. Equities Sold Short ...........................                          (45,960,361)
                                                                                   ------------
INTERNATIONAL EQUITIES -- (0.92)%
CANADA -- (0.41)%
OIL & GAS -- (0.41)%
Nexen, Inc. ..............................................        (17,100)             (814,473)
                                                                                   ------------
BERMUDA -- (0.51)%
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- (0.51)%
Marvell Technology Group, Ltd. (b) .......................        (17,800)             (998,402)
                                                                                   ------------

Total International Equities Sold Short ..................                           (1,812,875)
                                                                                   ------------
Total Investments Sold Short
    (Proceeds $46,740,420) ...............................                          (47,773,236)
                                                                                   ------------
Total Investments, Net of Investments
    Sold Short -- 99.84%
    (Cost $190,323,209) ..................................                          197,695,313
Cash and other assets, less liabilities -- 0.16% .........                              326,398
                                                                                   ------------
Net Assets -- 100.00% ....................................                         $198,021,711
                                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes was $237,063,629; and net unrealized appreciation consisted of:

Gross unrealized appreciation.....................................................   $11,423,710
Gross unrealized depreciation.....................................................    (3,018,790)
                                                                                     -----------
  Net unrealized appreciation.....................................................   $ 8,404,920
                                                                                     ===========

(a) All or a portion of these securities have been pledged to cover open short positions.
(b)    Nonincome producing security.
*      Investment in affiliated mutual fund.

--------------------------------------------------------------------------------
                   See accompanying notes to financial statements.            57

  UBS INTERNATIONAL EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2005, UBS International Equity Relationship Fund (the "Fund") returned 9.84%, versus the 14.48% return of its benchmark, the MSCI World Ex-USA (Free) Index (the "Index"). Since inception on June 25, 1998, through period end, the Fund returned 6.01% on an annualized basis, versus the 5.04% annualized return of the Index*. (Returns over various time periods are shown on page 59; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund delivered positive absolute returns but trailed its benchmark for the reporting period. This relative performance was primarily a function of stock selection, rather than sector or country allocations.

FUNDAMENTAL STOCK SELECTION KEEPS FOCUS ON QUALITY

The global economy continued its steady growth over the reporting period. Among the major economies, the US remained strong, with the Eurozone expanding at a slower pace. Japan showed signs of a comeback, posting several positive quarters of growth after a prolonged period of weakness. Although higher energy prices raised inflation expectations around the world, global monetary policy remained largely accommodative.

The global equity markets delivered strong returns in 2005, with the bulk of the year's gains realized in the final six months. Our analysis showed that global stocks in general were fairly valued, although some discrepancies remained across regions and sectors. We continued to adhere to our long-standing investment process through the year, relying on in-depth research to identify high quality companies. Stock selection, in turn, directed sector and country allocation weights.

STOCK SELECTION GUIDES SECTOR ALLOCATIONS

The most significant detriment to the Fund's relative performance over the period was an underweight exposure in the strong performing materials sector.
In our opinion, the sector as a whole was being supported by gains in the mining industry, driving stock prices up beyond our fair value estimates. Relative loses in this sector were exacerbated by stock selection and in particular an underweight to metals and mining stocks, which performed exceptionally well.

Relative performance was also hindered by stock selection in the banking industry. This weighting was based on our analysis, which suggested that bank stocks were attractively valued, with rising interest rates already factored in. In particular, Fund holdings in European banks, including Barclays, Bank of Ireland and Royal Bank of Scotland were among the worst performing stocks for the Fund over the reporting period.

The Fund's relative results were helped by positive stock selection in specialty pharmaceuticals. This was especially true within healthcare, where Fund holding Roche contributed positively to both absolute and relative returns. Strong stock selection within utilities combined with the Fund's underweight exposure also helped performance.

One of the Fund's largest overweights for the period was in telecommunications. Our research identified telecommunications companies that we believe offer strong market positions and acceptable debt levels. We have found particularly attractive opportunities among wireless providers. While this overweight was slightly negative for relative performance, strong stock selection made up most of the difference. For example, owning o2, which was acquired during the year and not owning Telefonica S.A. and Telecom Italia S.A. contributed to relative results during the fiscal year.

STRATEGIC COUNTRY ALLOCATIONS

Our research suggested that variances among countries offered some opportunities to add value. During the year, we remained modestly underweight Japan compared to the Index. After a recent run up in equity prices, we remain somewhat cautious toward Japanese stocks' current valuations. On an absolute basis, however, Japan represents the Fund's largest country allocation. The next largest allocation in the Fund was the UK. Stock selection in both countries detracted from relative returns. On the other hand, we found German equities particularly attractive during the period, so much so that we moved from a net underweight position to an overweight stance during the period. The Fund's other significant overweights were in Switzerland and the Netherlands. While stock selection in these three countries has yet to fully materialize, our market exposure was beneficial during the fiscal year and we remain optomistic regarding our current positioning.

      --------------------------------------------------------------------
      This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005. The views and opinions in the letter were current as of February 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*  The since inception return for the Index is calculated as of June 30, 1998.

--------------------------------------------------------------------------------
58

  UBS INTERNATIONAL EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                               1 year      5 years     Annualized
                                                ended       ended     06/25/98* to
                                              12/31/05    12/31/05      12/31/05
----------------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY RELATIONSHIP FUND      9.84%       5.82%         6.01%
----------------------------------------------------------------------------------
MSCI World Ex-USA (Free) Index                 14.48        4.94          5.04
----------------------------------------------------------------------------------

* Performance inception date of UBS International Equity Relationship Fund. For illustration purposes, the since inception return for the Index is calculated as of 06/30/98, which is the closest month end to the inception date of the Fund.

  Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS International Equity Relationship Fund and the MSCI World Ex-USA (Free) Index if you had invested $100,000 on June 25, 1998, the Fund's inception date. performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

UBS INTERNATIONAL EQUITY RELATIONSHIP FUND VS. MSCI WORLD EX USA (FREE) INDEX+

            [CHART OF UBS INTERNATIONAL EQUITY RELATIONSHIP FUND VS.
                       MSCI WORLD EX USA (FREE) INDEX+]

                 UBS INTERNATIONAL
                      EQUITY                        MSCI WORLD
                RELATIONSHIP FUND                EX-USA (FREE) INDEX
 6/30/98              $100,000                        $100,000
 7/31/98               102,447                         100,660
 8/31/98                89,742                          87,808
 9/30/98                87,519                          85,299
10/31/98                94,752                          94,198
11/30/98                99,532                          98,985
12/31/98               103,223                         102,717
 1/31/99               103,185                         102,702
 2/28/99                99,869                         100,118
 3/31/99               103,172                         104,257
 4/30/99               107,932                         108,760
 5/31/99               102,553                         103,195
 6/30/99               106,645                         107,178
 7/31/99               109,917                         110,278
 8/31/99               109,589                         110,574
 9/30/99               108,830                         111,809
10/31/99               111,667                         116,130
11/30/99               114,634                         120,176
12/31/99               125,008                         131,240
 1/31/00               116,063                         123,268
 2/29/00               116,538                         126,728
 3/31/00               120,269                         131,932
 4/30/00               115,843                         125,072
 5/31/00               114,781                         122,042
 6/30/00               121,629                         127,310
 7/31/00               117,251                         122,442
 8/31/00               117,997                         124,040
 9/30/00               113,550                         117,613
10/31/00               110,938                         114,407
11/30/00               110,789                         109,787
12/31/00               116,827                         113,563
 1/31/01               115,750                         113,775
 2/28/01               108,935                         104,768
 3/31/01               102,863                          97,662
 4/30/01               109,399                         104,486
 5/31/01               106,335                         101,080
 6/30/01               104,444                          96,956
 7/31/01               103,067                          95,257
 8/31/01               102,900                          92,711
 9/30/01                94,746                          83,347
10/31/01                97,091                          85,383
11/30/01                99,437                          88,736
12/31/01               100,597                          89,302
 1/31/02                96,710                          84,759
 2/28/02                97,980                          85,264
 3/31/02               103,012                          89,799
 4/30/02               104,535                          90,350
 5/31/02               106,720                          91,559
 6/30/02               103,200                          87,844
 7/31/02                92,504                          79,105
 8/31/02                92,599                          78,971
 9/30/02                81,866                          70,597
10/31/02                87,441                          74,306
11/30/02                91,716                          77,722
12/31/02                89,083                          75,210
 1/31/03                84,617                          72,346
 2/28/03                82,988                          70,911
 3/31/03                82,028                          69,551
 4/30/03                89,753                          76,253
 5/31/03                95,090                          81,005
 6/30/03                96,520                          82,988
 7/31/03                97,908                          84,892
 8/31/03                99,779                          87,062
 9/30/03               102,334                          89,672
10/31/03               107,671                          95,285
11/30/03               110,867                          97,438
12/31/03               119,125                         104,910
 1/31/04               119,533                         106,368
 2/29/04               121,852                         108,814
 3/31/04               122,136                         109,326
 4/30/04               119,471                         106,467
 5/31/04               120,132                         106,999
 6/30/04               122,715                         109,477
 7/31/04               119,691                         106,140
 8/31/04               120,897                         106,562
 9/30/04               123,841                         109,665
10/30/04               128,797                         113,602
11/30/04               135,666                         121,151
12/31/04               141,144                         126,268
 1/31/05               137,548                         123,783
 2/28/05               143,458                         129,284
 3/31/05               139,903                         126,320
 4/30/05               136,592                         123,155
 5/31/05               136,139                         123,418
 6/30/05               137,718                         125,441
 7/31/05               141,531                         129,458
 8/31/05               145,458                         133,014
 9/30/05               149,409                         139,077
10/31/05               145,654                         134,583
11/30/05               147,895                         138,143
12/31/05               155,025                         144,551

                       [END CHART]

6/25/98 = $100,000                                         Data through 12/31/05

+ Fund returns are net of all fees and costs without deduction of taxes that would be paid on redemptions of fund shares. Index returns do not reflect fees and expenses associated with operating a mutual fund.

--------------------------------------------------------------------------------

  UBS INTERNATIONAL EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    Beginning          Ending          Expenses Paid
                                                  Account Value     Account Value      During Period*
                                                   July 1, 2005   December 31, 2005   7/1/05-12/31/05
-----------------------------------------------------------------------------------------------------
Actual                                              $1,000.00         $1,125.70            $0.48
-----------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)      1,000.00          1,024.75             0.46
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.0900%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
60

  UBS INTERNATIONAL EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of December 31, 2005

                                              Percentage of
                                                Net Assets
-----------------------------------------------------------
ABN AMRO Holding NV                                 3.2%
Vodafone Group PLC                                  2.8
Total S.A.                                          2.7
BP PLC                                              2.6
Credit Suisse Group                                 2.6
Royal Bank of Scotland Group PLC                    2.2
Barclays PLC                                        2.2
Banco Santander Central Hispano S.A.                2.0
Sanofi-Aventis S.A.                                 1.8
Allianz AG                                          1.7
-----------------------------------------------------------
Total                                              23.8%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of December 31, 2005
-----------------------------------------------------------

INTERNATIONAL EQUI1TIES
  Air Freight & Logistics .......................       0.94%
  Airlines ......................................       0.74
  Auto Components ...............................       1.61
  Automobiles ...................................       2.21
  Beverages .....................................       2.23
  Biotechnology .................................       0.40
  Capital Markets ...............................       3.49
  Chemicals .....................................       2.47
  Commercial Banks ..............................      17.91
  Commercial Services & Supplies ................       0.83
  Communications Equipment ......................       1.06
  Construction & Engineering ....................       0.24
  Construction Materials ........................       1.18
  Consumer Finance ..............................       1.09
  Distributors ..................................       0.13
  Diversified Financial Services ................       0.64
  Diversified Telecommunication Services ........       4.59
  Electric Utilities ............................       1.95
  Electronic Equipment & Instruments ............       1.17
  Food & Staples Retailing ......................       2.75
  Food Products .................................       0.93
  Health Care Equipment & Supplies ..............       0.46
  Health Care Providers & Services ..............       0.70
  Household Durables ............................       2.38
  Household Products ............................       0.69
  Industrial Conglomerate .......................       0.50
  Insurance .....................................       8.65
  Internet & Catalog Retail .....................       0.49
  Machinery .....................................       1.64
  Marine ........................................       0.31
  Media .........................................       1.95
  Metals & Mining ...............................       0.98
  Multiline Retail ..............................       0.46
  Office Electronics ............................       1.14
  Oil & Gas .....................................       8.33
  Paper & Forest Products .......................       1.20
  Pharmaceuticals ...............................       5.36
  Real Estate ...................................       1.49
  Road & Rail ...................................       1.59
  Semiconductors & Semiconductor Equipment ......       1.91
  Specialty Retail ..............................       1.55
  Textiles, Apparel & Luxury Goods ..............       0.35
  Tobacco .......................................       1.33
  Trading Companies & Distributors ..............       1.85
  Wireless Telecommunication Services ...........       4.45
                                                      ------
     Total International Equities ...............      98.32
INVESTMENT COMPANY ..............................       0.96
SHORT-TERM INVESTMENT ...........................       0.09
                                                      ------
  TOTAL INVESTMENTS .............................      99.37
CASH AND OTHER ASSETS, LESS LIABILITIES .........       0.63
                                                      ------
NET ASSETS ......................................     100.00%
                                                      ======

--------------------------------------------------------------------------------

  UBS INTERNATIONAL EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                   ---------       ------------
INTERNATIONAL EQUITIES -- 98.32%
AUSTRALIA -- 2.64%
National Australia Bank Ltd. .............................           137,227       $  3,259,476
Qantas Airways Ltd. ......................................         1,127,720          3,339,995
QBE Insurance Group Ltd. .................................           362,479          5,208,374
                                                                                   ------------
                                                                                     11,807,845
                                                                                   ------------
AUSTRIA -- 1.02%
Telekom Austria AG .......................................           203,173          4,570,194
                                                                                   ------------
BELGIUM -- 2.08%
Fortis ...................................................            89,736          2,863,126
KBC Groep NV S.A. ........................................            51,338          4,780,273
Solvay S.A. ..............................................            15,257          1,681,643
                                                                                   ------------
                                                                                      9,325,042
                                                                                   ------------
CANADA -- 4.80%
Alcan, Inc. ..............................................            53,960          2,216,981
Bank of Nova Scotia ......................................            75,000          2,976,902
Canadian National Railway Co. ............................            36,400          2,916,509
Canadian Tire Corp. Ltd. Class A. .........................           34,700          2,075,821
Cott Corp. (a) ...........................................            90,800          1,345,850
Falconbridge Ltd. ........................................            35,300          1,047,658
Inco Ltd. ................................................            25,700          1,116,478
Magna International, Inc., Class A .......................            23,600          1,705,364
Manulife Financial Corp. .................................            39,200          2,302,193
Petro-Canada .............................................            94,400          3,788,344
                                                                                   ------------
                                                                                     21,492,100
                                                                                   ------------
DENMARK -- 0.31%
A.P. Moller-Maersk A/S ..................................                136          1,407,045
                                                                                   ------------
Finland -- 1.43%
Nokia Oyj ................................................           145,164          2,655,232
UPM-Kymmene Oyj ..........................................           190,774          3,740,197
                                                                                   ------------
                                                                                      6,395,429
                                                                                   ------------
FRANCE -- 7.26%
AXA S.A. .................................................           146,429          4,725,720
France Telecom S.A. ......................................           234,216          5,820,282
Sanofi-Aventis S.A. ......................................            93,521          8,193,244
Total S.A (b) ............................................            47,720         11,988,389
Unibail REIT .............................................            13,431          1,787,268
                                                                                   ------------
                                                                                     32,514,903
                                                                                   ------------
GERMANY -- 8.43%
Allianz AG ...............................................            49,300          7,467,381
Bayerische Motoren Werke AG ..............................            44,651          1,958,549
Deutsche Postbank AG .....................................            67,991          3,944,233
Deutsche Telekom AG ......................................           202,857          3,381,487
E.ON AG ..................................................            60,247          6,233,216
Fresenius Medical Care AG ................................            29,977          3,158,590
Hannover Rueckversicherung AG ............................            31,850          1,128,577
MAN AG ...................................................            58,867          3,141,744
Metro AG .................................................            43,709          2,111,281
Premiere AG (a) ..........................................            38,095            667,490
Schering AG ..............................................            34,273          2,296,590
Siemens AG ...............................................            26,917          2,307,173
                                                                                   ------------
                                                                                     37,796,311
                                                                                   ------------
HONG KONG -- 1.57%
Esprit Holdings Ltd. .....................................           281,000          1,996,879
Hutchison Telecommunications International Ltd. (a) ......         1,260,000          1,820,046
Sun Hung Kai Properties Ltd. .............................           206,000          2,005,894
Yue Yuen Industrial Holdings .............................           439,500          1,227,187
                                                                                   ------------
                                                                                      7,050,006
                                                                                   ------------
IRELAND -- 2.20%
Bank of Ireland ..........................................           447,464          7,051,007
CRH PLC ..................................................            94,880          2,791,362
                                                                                   ------------
                                                                                      9,842,369
                                                                                   ------------
ITALY -- 2.14%
ENI SpA ..................................................           123,614          3,428,901
UniCredito Italiano SpA ..................................           890,815          6,137,981
                                                                                   ------------
                                                                                      9,566,882
                                                                                   ------------
JAPAN -- 22.40%
Aeon Co., Ltd. ...........................................           122,000          3,103,404
Aiful Corp. ..............................................            22,950          1,916,797
Asahi Breweries Ltd. .....................................           219,600          2,679,479
Astellas Pharma, Inc. ....................................            25,000            975,113
Bank of Yokohama Ltd. ....................................           356,000          2,912,961
Bridgestone Corp. ........................................           164,000          3,413,915
Canon, Inc. ..............................................            87,000          5,090,092
East Japan Railway Co. ...................................               611          4,201,645
Funai Electric Co., Ltd. .................................            18,000          1,991,775
Honda Motor Co., Ltd. ....................................            66,600          3,800,551
Japan Tobacco, Inc. ......................................               109          1,589,689
Kao Corp. ................................................           116,000          3,108,153
KDDI Corp. ...............................................               286          1,649,044
Mitsubishi Corp. .........................................           211,200          4,674,032
Mitsui Fudosan Co., Ltd. .................................           138,000          2,802,476
Mitsui Sumitomo Insurance Co., Ltd. ......................           222,000          2,716,293
Murata Manufacturing Co., Ltd. ...........................            37,000          2,371,815
NEC Electronics Corp. ....................................            17,800            584,101
Nippon Paper Group, Inc. .................................               409          1,636,902
Nissan Motor Co., Ltd. ...................................           410,900          4,163,527
Nitto Denko Corp. ........................................            64,700          5,041,701
NOK Corp. ................................................            76,500          2,075,720
Nomura Holdings, Inc. ....................................           130,100          2,493,119
NTN Corp. ................................................           223,000          1,762,293
NTT DoCoMo, Inc. .........................................             2,579          3,936,236
Rohm Co., Ltd. ...........................................            42,500          4,623,521
Sekisui House Ltd. .......................................           240,000          3,019,969
Shin-Etsu Chemical Co., Ltd. .............................            81,400          4,327,621
Sompo Japan Insurance, Inc. ..............................           177,000          2,393,819
Sumitomo Mitsui Financial Group, Inc. ....................               312          3,306,906
Sumitomo Trust & Banking Co., Ltd. .......................           295,000          3,014,160
Takefuji Corp. ...........................................            43,510          2,955,146
Tokyo Gas Co., Ltd. ......................................           715,000          3,176,835
Yokogawa Electric Corp. ..................................           168,800          2,876,907
                                                                                   ------------
                                                                                    100,385,717
                                                                                   ------------
NETHERLANDS -- 7.12%
ABN AMRO Holding NV ......................................           545,820         14,274,476
ASML Holding NV (a) ......................................           168,197          3,365,271
Koninklijke (Royal) Philips Electronics NV ...............            88,291          2,743,853

--------------------------------------------------------------------------------
62

  UBS INTERNATIONAL EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                  SHARES              VALUE
                                                                ---------          ------------
Reed Elsevier NV .........................................         173,553         $  2,424,539
Royal KPN NV .............................................         295,061            2,958,763
TNT NV ...................................................         134,774            4,212,356
VNU NV ...................................................          58,807            1,950,101
                                                                                   ------------
                                                                                     31,929,359
                                                                                   ------------
NORWAY -- 0.85%
Telenor ASA ..............................................         389,600            3,824,249
                                                                                   ------------
SINGAPORE -- 0.14%
Jardine Cycle & Carriage Ltd. ............................          86,000              574,144
MCL Land Ltd. ............................................          61,920               64,056
                                                                                   ------------
                                                                                        638,200
                                                                                   ------------
SPAIN -- 2.72%
Banco Santander Central Hispano S.A. .....................         678,198            8,952,542
Repsol YPF S.A. ..........................................         111,350            3,252,179
                                                                                   ------------
                                                                                     12,204,721
                                                                                   ------------
SWEDEN -- 1.66%
Electrolux AB, B Shares ..................................         111,800            2,905,998
Sandvik AB ...............................................          52,300            2,435,773
Telefonaktiebolaget LM Ericsson, B Shares.................         616,000            2,116,785
                                                                                   ------------
                                                                                      7,458,556
                                                                                   ------------
SWITZERLAND -- 9.67%
Actelion Ltd. (a) ........................................          21,562            1,783,638
Adecco S.A. ..............................................          56,664            2,613,172
Credit Suisse Group (b) ..................................         228,060           11,628,188
Holcim Ltd. ..............................................          36,992            2,519,527
Nestle S.A. ..............................................          13,885            4,152,661
Novartis AG ..............................................         100,105            5,260,264
Roche Holding AG .........................................          48,539            7,287,960
Straumann Holding AG .....................................           8,921            2,067,231
Swiss Reinsurance Co. ....................................          82,314            6,026,108
                                                                                   ------------
                                                                                     43,338,749
                                                                                   ------------
UNITED KINGDOM -- 19.88%
Balfour Beatty PLC .......................................         172,880            1,058,887
Barclays PLC .............................................         927,103            9,745,943
BP PLC ...................................................       1,096,779           11,680,581
Burberry Group PLC .......................................          44,308              327,609
Centrica PLC .............................................         110,715              485,261
Collins Stewart Tullett PLC ..............................         149,335            1,528,739
Diageo PLC ...............................................         411,046            5,958,199
Gallaher Group PLC .......................................         288,395            4,354,011
GUS PLC ..................................................         124,935            2,218,287
Kesa Electricals PLC .....................................         370,814            1,658,762
Kingfisher PLC ...........................................         801,349            3,271,015
Prudential PLC ...........................................         717,336            6,787,971
Rentokil Initial PLC .....................................         391,268            1,100,644
Royal Bank of Scotland Group PLC .........................         327,841            9,899,085
Scottish & Southern Energy PLC ...........................         117,246            2,045,459
Taylor Nelson Sofres PLC .................................         466,163            1,802,570
Tesco PLC ................................................       1,249,302            7,125,341
Vodafone Group PLC .......................................       5,817,566           12,561,448
Wolseley PLC .............................................         170,744            3,598,622
WPP Group PLC ............................................         175,741            1,901,859
                                                                                   ------------
                                                                                     89,110,293
                                                                                   ------------
Total International Equities
   (Cost $403,482,454) ...................................                          440,657,970
                                                                                   ------------
INVESTMENT COMPANY -- 0.96%
iShares MSCI EAFE Index Fund
    (Cost $4,338,950) ....................................          72,000            4,281,120
                                                                                   ------------
SHORT-TERM INVESTMENT -- 0.09%
UBS Supplementary Trust --
    U.S. Cash Management Prime Fund*,
    yield of 4.36% (Cost $419,498) .......................         419,498              419,498
                                                                                   ------------
Total Investments -- 99.37% ..............................
    (Cost $408,240,902) ..................................                          445,358,588
Cash and other assets, less liabilities -- 0.63%                                      2,813,459
                                                                                   ------------
Net Assets -- 100.00% ....................................                         $448,172,047
                                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

    Aggregate cost for federal income tax purposes was $408,240,902; and net unrealized appreciation consisted of:

Gross unrealized appreciation .............................  $44,941,824
Gross unrealized depreciation .............................   (7,824,138)
                                                             -----------
  Net unrealized appreciation .............................  $37,117,686
                                                             ===========

(a)   Non-income producing security.
(b) All or a portion of these securities have been pledged to cover open forward foreign currency contracts.
REIT  Real Estate Investment Trust
*     Investment in affiliated mutual fund.

--------------------------------------------------------------------------------

  UBS INTERNATIONAL EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS
UBS International Equity Relationship Fund had the following open forward foreign currency contracts as of December 31, 2005:

                                                                                         UNREALIZED
                                          CONTRACTS            IN            MATURITY   APPRECIATION/
                                         TO DELIVER       EXCHANGE FOR         DATE    (DEPRECIATION)
                                        ------------   -------------------   --------  -------------
Australian Dolla .....................    11,125,000   USD       8,154,569   05/18/06   $  28,128
British Pound ........................     7,015,000   USD      12,000,876   05/18/06     (74,262)
British Pound ........................     1,485,000   USD       2,601,423   05/18/06      45,246
Canadian Dollar ......................     4,225,000   USD       3,626,298   05/18/06     (21,051)
Euro .................................    37,730,000   USD      44,575,920   05/18/06    (429,598)
Euro .................................     3,270,000   USD       3,902,026   05/18/06       1,468
Japanese Yen..........................   740,400,000   USD       6,513,019   05/18/06     127,395
United States Dollar..................     2,009,954   CHF       2,615,000   05/18/06       6,311
United States Dollar..................     2,493,139   CHF       3,225,000   05/18/06      (6,542)
United States Dollar..................     1,679,075   DKK      10,600,000   05/18/06      15,486
United States Dollar..................     5,713,108   GBP       3,285,000   05/18/06     (58,535)
United States Dollar..................    25,643,226   JPY   3,005,000,000   05/18/06     273,576
United States Dollar..................    25,002,192   SEK     199,630,000   05/18/06     367,562
United States Dollar..................    11,249,436   SGD      18,940,000   05/18/06     201,111
                                                                                        ---------
 Total net unrealized appreciation on
    forward foreign currency contracts                                                  $ 476,295
                                                                                        =========

Currency Type Abbreviations:

CHF    Swiss Franc
DKK    Danish Krone
GBP    British Pound
JPY    Japanese Yen
SEK    Swedish Krona
SGD    Singapore Dollar
USD    United States Dollar

--------------------------------------------------------------------------------
64             See accompanying notes to financial statements.

  UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2005, UBS Emerging Markets Equity Relationship Fund (the "Fund") returned 37.38%, versus the 34.54% return of its benchmark, the MSCI EM Emerging Markets (Gross) Index (the "Index"). For the 10-year period ended December 31, 2005, the Fund returned 8.87%, on an annualized basis, versus the 6.98% annualized return of the Index. (Returns over various time periods are shown on page 66; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund delivered strong absolute and relative results during the reporting period. This performance was primarily due to positive stock selection.

EMERGING MARKETS OVERSHADOW DEVELOPED MARKETS

Emerging markets posted impressive returns in 2005, soundly outperforming developed markets. Egypt was the top performing country for the year, with gains of more than 160%. Columbia was a close second, also returning more than 100%. Venezuela and Israel delivered the worst returns among the emerging market countries.

In terms of sectors, virtually every industry finished the year in positive territory. Energy, automobiles and diversified financials were the leaders for 2005. In contrast, transportation, insurance and healthcare delivered the weakest sector returns.

STRONG STOCK SELECTION SUPPORTS RELATIVE RETURNS

The Fund's country allocations had limited effect on relative performance. One of its largest overweight for the reporting period was in Brazil. This position added to relative returns, as did strong stock selection within the country. The Fund's underweight exposure to China also helped relative performance. These gains were offset somewhat, however, by disappointing stock selection. Relative performance was also hurt by the Fund's complete lack of exposure to the top-performing Egyptian market.

The Fund's exposure to cash was a drag on performance given the sharply rising emerging equity markets. However, its sector allocations and stock selection more than made up for the Fund's exposure to cash. For example, the Fund held an overweight exposure to the top performing energy industry. These gains were enhanced by strong stock selection, including Fund holdings Petroleo Brasileiro and LUKOIL. In addition, stock selection in the consumer discretionary and financial sectors aided returns.

In contrast, relative performance was hurt by the Fund's exposure to the telecommunication services sector. Stock selection in telecommunications was also poor, including disappointing returns from Fund holding China Mobile. In addition, not owning strong performing Orascom Telecom Holdings detracted from results.

         -----------------------------------------------------------
         This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005. The views and opinions in the letter were current as of February 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

  UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                  1 year     5 years      10 years
                                                   ended      ended         ended
                                                 12/31/05    12/31/05      12/31/05
-----------------------------------------------------------------------------------
UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND*    37.38%      21.33%        8.87%
-----------------------------------------------------------------------------------
UBS Emerging Markets Equity Relationship Fund**   36.35       21.15         8.79
-----------------------------------------------------------------------------------
MSCI EM Emerging Markets (Gross) Index            34.54       19.44         6.98
-----------------------------------------------------------------------------------

* Return based on NAV - does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
** Standardized total return - Includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
   Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Emerging Markets Equity Relationship Fund (excluding transaction charges) and the MSCI EM Emerging Markets (Gross) Index, if you had invested $100,000 on December 31, 1995. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND VS. MSCI EM EMERGING MARKETS (GROSS) INDEX+

           [CHART OF UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND VS.
                   MSCI EM EMERGING MARKETS (GROSS) INDEX+]

               UBS EMERGING MARKETS EQUITY           MSCI EM EMERGING MARKETS
                   RELATIONSHIP FUND                  (GROSS) (IN USD) INDEX
12/31/95              $100,000                                 $100,000
 1/31/96               106,823                                  107,108
 2/29/96               107,025                                  105,405
 3/31/96               107,343                                  106,226
 4/30/96               112,433                                  110,473
 5/31/96               111,299                                  109,980
 6/30/96               113,457                                  110,667
 7/31/96               106,114                                  103,103
 8/31/96               108,222                                  105,743
 9/30/96               109,183                                  106,659
10/31/96               105,832                                  103,814
11/30/96               108,183                                  105,554
12/31/96               109,336                                  106,031
 1/31/97               119,644                                  113,263
 2/28/97               123,327                                  118,114
 3/31/97               121,468                                  115,011
 4/30/97               121,986                                  115,214
 5/31/97               127,188                                  118,512
 6/30/97               131,646                                  124,854
 7/31/97               133,390                                  126,718
 8/31/97               119,576                                  110,593
 9/30/97               124,132                                  113,658
10/31/97               106,325                                   95,008
11/30/97                99,623                                   91,541
12/31/97                98,359                                   93,747
 1/31/98                94,936                                   86,395
 2/28/98               102,950                                   95,412
 3/31/98               107,223                                   99,553
 4/30/98               107,689                                   98,468
 5/31/98                95,028                                   84,974
 6/30/98                86,777                                   76,061
 7/31/98                90,534                                   78,472
 8/31/98                63,653                                   55,783
 9/30/98                64,751                                   59,321
10/31/98                71,149                                   65,568
11/30/98                75,159                                   71,021
12/31/98                75,141                                   69,992
 1/31/99                74,000                                   68,863
 2/28/99                75,042                                   69,532
 3/31/99                83,118                                   78,696
 4/30/99                93,674                                   88,433
 5/31/99                92,337                                   87,918
 6/30/99               100,790                                   97,896
 7/31/99                98,478                                   95,237
 8/31/99                97,677                                   96,103
 9/30/99                93,642                                   92,851
10/31/99                96,887                                   94,828
11/30/99               105,901                                  103,331
12/31/99               124,553                                  116,472
 1/31/00               125,616                                  117,166
 2/29/00               128,716                                  118,714
 3/31/00               128,358                                  119,293
 4/30/00               115,896                                  107,985
 5/31/00               110,357                                  103,521
 6/30/00               115,377                                  107,167
 7/31/00               109,659                                  101,656
 8/31/00               112,037                                  102,155
 9/30/00               101,599                                   93,236
10/31/00                93,700                                   86,476
11/30/00                85,555                                   78,915
12/31/00                88,950                                   80,820
 1/31/01               102,054                                   91,949
 2/28/01                92,862                                   84,749
 3/31/01                83,006                                   76,425
 4/30/01                87,370                                   80,202
 5/31/01                88,865                                   81,159
 6/30/01                87,056                                   79,493
 7/31/01                81,032                                   74,470
 8/31/01                79,584                                   73,735
 9/30/01                68,080                                   62,322
10/31/01                73,154                                   66,190
11/30/01                81,995                                   73,101
12/31/01                88,709                                   78,903
 1/31/02                91,619                                   81,577
 2/28/02                93,784                                   82,917
 3/31/02                99,190                                   87,905
 4/30/02               100,835                                   88,475
 5/31/02                99,644                                   87,065
 6/30/02                92,184                                   80,534
 7/31/02                84,927                                   74,405
 8/31/02                86,171                                   75,551
 9/30/02                76,791                                   67,399
10/31/02                82,498                                   71,773
11/30/02                88,819                                   76,711
12/31/02                85,351                                   74,164
 1/31/03                85,167                                   73,841
 2/28/03                82,681                                   71,848
 3/31/03                80,430                                   69,811
 4/30/03                87,973                                   76,029
 5/31/03                94,295                                   81,486
 6/30/03               100,259                                   86,130
 7/31/03               105,350                                   91,524
 8/31/03               112,666                                   97,668
 9/30/03               114,379                                   98,384
10/31/03               123,415                                  106,756
11/30/03               124,500                                  108,068
12/31/03               132,633                                  115,902
 1/31/04               138,473                                  120,018
 2/29/04               145,285                                  125,555
 3/31/04               147,336                                  127,168
 4/30/04               134,651                                  116,771
 5/31/04               131,834                                  114,471
 6/30/04               132,308                                  114,994
 7/31/04               130,329                                  112,961
 8/31/04               137,580                                  117,690
 9/30/04               144,540                                  124,487
10/31/04               148,648                                  127,469
11/30/04               162,202                                  139,276
12/31/04               170,237                                  145,981
 1/31/05               169,775                                  146,443
 2/28/05               186,660                                  159,302
 3/31/05               172,655                                  148,807
 4/30/05               168,709                                  144,841
 5/31/05               175,520                                  149,941
 6/30/05               182,245                                  155,116
 7/31/05               195,733                                  166,092
 8/31/05               198,541                                  167,587
 9/30/05               216,822                                  183,214
10/31/05               204,012                                  171,244
11/30/05               219,077                                  185,422
12/31/05               233,875                                  196,407

                            [END CHART]

12/31/95 = $100,000                                        Data through 12/31/05

+ Fund returns are net of all fees and costs without deduction of taxes that would be paid on redemptions of fund shares. Index returns do not reflect fees and expenses associated with operating a mutual fund.

--------------------------------------------------------------------------------
66

  UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    Beginning          Ending          Expenses Paid
                                                  Account Value     Account Value      During Period*
                                                   July 1, 2005   December 31, 2005   7/1/05-12/31/05
-----------------------------------------------------------------------------------------------------
Actual                                              $1,000.00         $1,283.30            $2.37
-----------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)      1,000.00          1,023.13             2.10
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.4117%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

  UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of December 31, 2005

                                               Percentage of
                                                 Net Assets
------------------------------------------------------------
Petroleo Brasileiro S.A., Preferred                 4.7%
Samsung Electronics Co., Ltd.                       4.6
Kookmin Bank                                        3.4
LUKOIL, ADR                                         2.7
Teva Pharmaceutical Industries Ltd., ADR            2.7
Taiwan Semiconductor Manufacturing Co., Ltd.        2.6
Hyundai Motor Co., Ltd., Preferred                  2.3
Cia Vale do Rio Doce Preferred                      2.0
MTN Group Ltd.                                      2.0
HON HAI Precision Industry Co., Ltd.                1.5
------------------------------------------------------------
Total                                              28.5%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of December 31, 2005
------------------------------------------------------------

INTERNATIONAL EQUITIES
  Airlines...................................        0.22%
  Auto Components............................        0.75
  Automobiles................................        3.52
  Beverages..................................        2.27
  Capital Markets............................        0.62
  Chemicals..................................        1.48
  Commercial Banks...........................       15.57
  Computers & Peripherals....................        2.76
  Construction & Engineering.................        1.78
  Construction Materials.....................        1.85
  Diversified Financial Services ............        3.37
  Diversified Telecommunication Services.....        6.43
  Electric Utilities.........................        1.98
  Electrical Equipment.......................        1.01
  Electronic Equipment & Instruments.........        3.35
  Energy Equipment & Services................        0.61
  Food & Staples Retailing...................        0.28
  Food Products..............................        0.26
  Health Care Providers & Services...........        0.05
  Hotels, Restaurants & Leisure..............        1.34
  Household Durables.........................        1.53
  Industrial Conglomerates...................        0.92
  Insurance..................................        3.57
  IT Services................................        0.80
  Leisure Equipment & Products...............        0.29
  Machinery..................................        0.14
  Marine.....................................        0.09
  Media......................................        0.44
  Metals & Mining............................        6.20
  Multiline Retail...........................        0.78
  Oil & Gas..................................       14.23
  Pharmaceuticals............................        2.66
  Semiconductors & Semiconductor Equipment...       10.06
  Specialty Retail...........................        0.61
  Textiles, Apparel & Luxury Goods...........        0.16
  Tobacco....................................        1.53
  Wireless Telecommunication Services........        4.65
                                                   ------
     Total International Equities                   98.16
SHORT-TERM INVESTMENT........................        1.31
                                                   ------
     TOTAL INVESTMENTS.......................       99.47
CASH AND OTHER ASSETS, LESS LIABILITIES......        0.53
                                                   ------
NET ASSETS...................................      100.00%
                                                   ======

--------------------------------------------------------------------------------
68

  UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND - SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                  SHARES              VALUE
                                                                ---------          ------------
INTERNATIONAL EQUITIES -- 98.16%
BRAZIL -- 12.33%
Banco Bradesco S.A., Preferred ...........................        251,578           $ 7,283,852
Banco Itau Holding Financeira S.A., Preferred ............        301,300             7,254,497
Caemi Mineracao e Metalurgica S.A., Preferred ............      1,989,000             2,900,607
Cia de Bebidas das Americas, ADR .........................        174,100             6,624,505
Cia de Bedidas das Americas, ADR .........................         31,760             1,038,552
Cia Energetica de Minas Gerais, Preferred ................     72,616,802             2,950,261
Cia Vale do Rio Doce Preferred ...........................        340,479            12,194,807
Cia Vale do Rio Doce, Preferred
   Series A (a)(b)(c) ....................................         23,646                     0
Petroleo Brasileiro S.A., Preferred ......................      1,788,015            28,453,166
Tele Norte Leste Participacoes S.A., ADR .................        259,435             4,649,075
Unibanco De Bancos Brasileiros S.A. ADR ..................         23,900             1,519,323
                                                                                    -----------
                                                                                     74,868,645
                                                                                    -----------
CHINA -- 4.22%
China Life Insurance Co., Ltd. (a) .......................      2,912,000             2,572,620
China Petroleum & Chemical Corp. .........................     14,528,000             7,213,738
China Telecom Corp., Ltd. ................................     14,368,000             5,281,229
Cosco Holdings (a) .......................................      1,245,000               549,951
Dongfeng Motor Group Co., Ltd. (a) .......................      9,389,500             2,361,407
Huadian Power International Corp., Ltd. ..................     10,588,000             2,703,790
Shanghai Electric Group Corp. Ltd. (a) ...................     11,512,800             3,934,782
Weiqiao Textile Co. ......................................        723,000               988,412
                                                                                    -----------
                                                                                     25,605,929
                                                                                    -----------
CZECH REPUBLIC -- 0.40%
CEZ ......................................................         81,899             2,454,169
                                                                                    -----------
HONG KONG -- 2.01%
China Merchants Holdings
   International Co., Ltd. ...............................      1,422,000             3,090,248
China Netcom Group Corp.
   Hong Kong Ltd. ........................................      1,719,500             2,783,170
China Unicom Ltd. ........................................      2,346,000             1,906,173
CNOOC Ltd. ...............................................      6,529,000             4,420,789
                                                                                    -----------
                                                                                     12,200,380
                                                                                    -----------
HUNGARY -- 1.60%
Mol Magyar Olaj-es Gazipari Rt ...........................         41,424             3,875,253
OTP Bank Rt ..............................................        178,854             5,843,185
                                                                                    -----------
                                                                                      9,718,438
                                                                                    -----------
INDIA -- 7.10%
Bharat Heavy Electricals Ltd.
   Participation Certificates - Citigroup
   Global Markets Holdings, Inc. (a)(c) ..................         74,895             2,308,770
Dr. Reddys Laboratories Ltd.
   Participation Certificates - Deutsche
   Bank AG 144A (a)(c) ...................................         47,400             1,030,432
EIH Ltd. .................................................             12                   156
Hindalco Industries Ltd.
   Participation Certificates - Citigroup Global Markets
   Holdings, Inc. 144A (a)(c) ............................        195,100               621,788
Hindustan Lever Ltd. .....................................          4,855                21,283
ICICI Bank Ltd.
   Participation Certificates - Citigroup
   Global Markets Holdings, Inc. (a)(c) ..................        462,300             6,011,082
Indian Oil & Natural Gas Corp., Ltd.
   Participation Certificates - Citigroup
   Global Markets Holdings, Inc. (a)(c) ..................        127,200             3,321,561
Indian Oil & Natural Gas Corp., Ltd.
   Participation Certificates - Morgan Stanley (a)(c) .....        12,000               313,355
Indian Oil Corp., Ltd.
   Participation Certificates - Citigroup
   Global Markets Holdings, Inc. (a)(c) ..................        105,300             1,303,642
Infosys Technologies Ltd. ADR ............................         60,400             4,883,944
ITC Ltd. .................................................      1,304,473             4,116,794
Larsen & Toubro Ltd. .....................................         61,502             2,520,769
National Thermal Power Corp.
   Participation Certificates - ABN AMRO 144A (a)(c) .....        442,200             1,101,692
Punj Lloyd Ltd. ..........................................         26,009               404,629
Reliance Industries Ltd.
   Participation Certificates - Citigroup
   Global Markets Holdings, Inc. 144A (a)(c) .............        308,178             6,090,959
Satyam Computer Services Ltd.
   Participation Certificates Citigroup
   Global Markets Holdings, Inc. (a)(c) ..................        182,800             2,998,456
Tata Consultancy Services Ltd.
   Participation Certificates - Citigroup Global Markets
   Holdings, Inc., 144A (a)(c) ...........................         92,000             3,480,951
Tata Motors Ltd. ADR .....................................         97,134             1,395,816
UTI Bank Ltd. GDR, 144A (a) ..............................        191,330             1,217,222
                                                                                    -----------
                                                                                     43,143,301
                                                                                    -----------
INDONESIA -- 3.62%
PT Astra Agro Lestari Tbk ................................      3,171,000             1,580,661
PT Astra International Tbk ...............................      2,093,076             2,171,859
PT Bank Rakyat ...........................................     13,426,000             4,131,602
PT Indosat Tbk ...........................................     12,801,500             7,227,704
PT Medco Energi Intemasional Tbk .........................      4,819,500             1,654,711
PT Semen Gresik Persero Tbk ..............................        681,500             1,234,049
PT Telekomunikasi Tbk ....................................      6,691,400             4,016,202
                                                                                    -----------
                                                                                     22,016,788
                                                                                    -----------
ISRAEL -- 3.48%
Bank Hapoalim BM .........................................      1,069,472             4,964,245
Teva Pharmaceutical Industries Ltd., ADR.                         375,320            16,142,513
                                                                                    -----------
                                                                                     21,106,758
                                                                                    -----------
KOREA -- 20.02%
Daelim Industrial Co. (a) ................................         65,520             4,666,805
Daishin Securities Co., Ltd., Preferred ..................        148,230             2,492,862
GS Holdings Corp. (a) ....................................         72,760             1,695,106
Hyundai Department Store Co., Ltd. (a) ...................         49,040             4,152,767
Hyundai Development Co. (a) ..............................         70,640             3,200,586
Hyundai Mobis (a) ........................................         49,630             4,536,590
Hyundai Motor Co., Ltd. (a) ..............................         12,178             1,172,201
Hyundai Motor Co., Ltd., Preferred (a) ...................        210,060            14,255,444
Kookmin Bank (a) .........................................        276,056            20,891,610
Korean Reinsurance Co. ...................................        363,700             3,813,840
KT&G Corp. (a) ...........................................         70,820             3,156,196
LG Chem Ltd. (a) .........................................         46,558             2,625,321

--------------------------------------------------------------------------------

  UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                 SHARES               VALUE
                                                              -----------          ------------
LG Electronics, Inc. (a) .................................         89,480          $  7,904,797
LG.Philips LCD Co., Ltd. ADR (a) .........................        106,700             2,289,782
POSCO ....................................................         25,401             5,075,928
Samsung Electronics Co., Ltd. ............................         42,476            27,691,234
Samsung Electronics Co., Ltd., Preferred .................         10,128             4,919,472
Samsung Fire & Marine Insurance Co., Ltd. ................          8,330             1,054,795
Sejong Securities Co., Ltd. (b)(c) .......................    726,000,000                     0
Shinhan Financial Group Co., Ltd. (a) ....................         86,660             3,519,210
SK Telecom Co., Ltd. ADR .................................         79,644             1,615,977
STX Pan Ocean Co. Ltd (a) ................................      1,649,000               877,734
                                                                                   ------------
                                                                                    121,608,257
                                                                                   ------------
LUXEMBOURG -- 0.61%
Tenaris S.A. ADR .........................................         32,100             3,675,450
                                                                                   ------------
MALAYSIA -- 2.92%
Aminvestment Group Bhd ...................................        243,009               103,518
AMMB Holdings Bhd ........................................      2,107,600             1,321,607
British American Tobacco Malaysia Bhd ....................        189,800             2,021,286
Bumiputra-Commerce Holdings Bhd ..........................      1,763,700             2,659,899
Genting Bhd ..............................................        715,000             4,048,419
Tanjong PLC ..............................................      1,058,400             4,060,537
Telekom Malaysia Bhd .....................................      1,395,800             3,526,892
                                                                                   ------------
                                                                                     17,742,158
                                                                                   ------------
MEXICO -- 4.12%
Cemex S.A. de C.V. CPO ...................................      1,391,766             8,255,695
Consorcio ARA S.A. de C.V ................................        312,981             1,368,786
Fomento Economico Mexicano S.A. de C.V ...................        841,800             6,096,271
Grupo Financiero Banorte S.A. de C.V .....................      2,312,800             4,789,829
Telefonos de Mexico S.A. de C.V., Series L, ADR ..........        182,900             4,513,972
                                                                                   ------------
                                                                                     25,024,553
                                                                                   ------------
RUSSIA -- 7.55%
AFK Sistema GDR, 144A (a) ................................        221,931             5,215,379
LUKOIL, ADR ..............................................        275,434            16,526,040
MMC Norilsk Nickel, ADR ..................................         58,100             5,462,167
Mobile Telesystems OJSC ADR ..............................         85,400             2,989,000
Novolipetsk Steel, GDR 144A (a) ..........................        165,100             2,360,930
OAO Gazprom ADR ..........................................         46,097             3,365,081
Surgutneftgaz ............................................      4,810,993             5,243,982
Vimpel-Communications, ADR (a) ...........................        106,200             4,697,226
                                                                                   ------------
                                                                                     45,859,805
                                                                                   ------------
SOUTH AFRICA -- 7.57%
Anglo American Platinum Corp., Ltd. ......................         41,959             3,030,464
Bidvest Group Ltd. .......................................        170,627             2,494,350
Edgars Consolidated Stores Ltd. ..........................        357,286             1,985,330
Gold Fields Ltd. .........................................        376,398             6,650,541
Imperial Holdings Ltd. (a) ...............................        108,118             2,402,432
JD Group Ltd. ............................................        143,048             1,732,853
Massmart Holdings Ltd. ...................................        211,267             1,724,526
MTN Group Ltd. ...........................................      1,225,444            12,036,562
Naspers Ltd. .............................................         94,762             1,677,486
Sanlam Ltd. ..............................................      2,084,523             5,004,173
Standard Bank Group Ltd. .................................        604,804             7,246,178
                                                                                   ------------
                                                                                     45,984,895
                                                                                   ------------
TAIWAN -- 15.56%
Acer, Inc. ...............................................      1,247,000             3,133,977
Asustek Computer, Inc. ...................................      1,798,000             5,532,055
AU Optronics Corp., ADR ..................................        333,210             5,001,482
Catcher Technology Co., Ltd. .............................        177,000             1,428,876
Cathay Financial Holding Co., Ltd. .......................      4,061,000             7,360,806
Cathay Financial Holding Co., Ltd. Participation
   Certificates-Salomon Smith Barney (a)(c). .............      1,048,700             1,900,832
Cheng Uei Precision Industry Co., Ltd. ...................        374,000             1,213,379
Chi Mei Optoelectronics Corp. ............................      2,487,224             3,682,363
Chinatrust Financial Holding Co. .........................      2,112,659             1,673,317
Chunghwa Telecom Co., Ltd., ADR. .........................         99,500             1,825,825
Delta Electronics, Inc. ..................................      2,299,786             4,714,959
Far EasTone Telecommunications Co., Ltd. .................      2,495,730             2,824,437
Formosa Chemicals & Fibre Corp. ..........................      1,785,800             2,883,262
Giant Manufacturing Co., Ltd. ............................        907,000             1,754,512
HON HAI Precision Industry Co., Ltd. .....................      1,622,142             8,894,812
King Yuan Electronics Co., Ltd. ..........................      4,167,000             4,563,498
Lite-On Technology Corp. .................................      3,219,006             4,388,239
MediaTek, Inc. ...........................................        677,659             7,989,095
Synnex Technology International Corp. ....................        412,000               507,681
Taiwan Fertilizer Co., Ltd. ..............................      2,974,000             3,465,356
Taiwan Semiconductor Manufacturing Co., Ltd. .............      8,388,151            15,970,616
Wistron Corp. (a). .......................................      1,987,000             2,524,116
Yuanta Core Pacific Securities Co. .......................      1,813,377             1,262,263
                                                                                   ------------
                                                                                     94,495,758
                                                                                   ------------
THAILAND -- 2.91%
Bangkok Bank PCL .........................................        833,200             2,335,600
BEC World PCL ............................................      2,962,900               974,995
Bumrungrad Hospital PCL NVDR .............................        417,500               300,213
CP Seven Eleven PCL ......................................      4,131,700               594,199
Kasikornbank PCL .........................................      1,260,300             2,304,022
Kasikornbank PCL NVDR ....................................      1,624,000             2,770,993
Krung Thai Bank PCL ......................................      4,082,400             1,084,660
PTT PCL ..................................................        355,600             1,958,942
Siam Cement PCL ..........................................        268,000             1,724,607
TelecomAsia Corp. PCL (a)(b)(c) ..........................        216,818                     0
Thai Airways International PCL ...........................      1,269,400             1,361,453
Thai Oil PCL .............................................      1,473,300             2,280,428
                                                                                   ------------
                                                                                     17,690,112
                                                                                   ------------
TURKEY -- 2.14%
Turkcell Iletisim Hizmet AS ..............................        356,165             2,162,572
Turkiye Garanti Bankasi AS (a) ...........................      2,125,474             7,711,827
Turkiye Is Bankasi .......................................        363,598             3,150,016
                                                                                   ------------
                                                                                     13,024,415
                                                                                   ------------
Total International Equities
   (Cost $440,044,721) ...................................                          596,219,811
                                                                                   ------------
SHORT-TERM INVESTMENT -- 1.31%
UBS Supplementary Trust --
   U.S. Cash Management Prime Fund*,
   yield of 4.36%  (Cost $7,966,703) .....................      7,966,703             7,966,703
                                                                                   ------------
Total Investments -- 99.47%
   (Cost $448,011,424) ...................................                          604,186,514
Cash and other assets, less liabilities -- 0.53%                                      3,227,031
                                                                                   ------------
Net Assets -- 100.00% ....................................                         $607,413,545
                                                                                   ============

--------------------------------------------------------------------------------
70

  UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
   Aggregate cost for federal income tax purposes was $448,011,424; and net unrealized appreciation consisted of:

Gross unrealized appreciation .........................           $159,483,820
Gross unrealized depreciation .........................             (3,308,730)
                                                                  ------------
   Net unrealized appreciation ........................           $156,175,090
                                                                  ============

(a)  Nonincome producing security.
(b) Security is illiquid. These securities amounted to $0 or 0.00% of net assets.
(c) Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2005, the value of these securities amounted to $30,483,520 or 5.02% of net assets.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in trans actions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $21,119,353 or 3.48% of net assets.
ADR  American Depositary Receipt.
GDR  Global Depositary Receipt.
NVDR Non Voting Depository Receipt.
*    Investment in affiliated mutual fund.

--------------------------------------------------------------------------------
            See accompanying notes to financial statements.                   71

  UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2005, UBS U.S. Cash Management Prime Relationship Fund (the "Fund") returned 3.29%, versus the 2.93% return of its benchmark, the Citigroup 1-Month Treasury Bill Rate (the "Index"). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

ECONOMY APPEARED STRONG AS INTEREST RATES ROSE

Although the US economy faced a number of challenges during the reporting period, including high oil prices, rising short term interest rates, continuing challenges on a geopolitical level and a devastating hurricane season at home, it ultimately proved to be quite resilient. Gross domestic product (GDP) growth rates for the first three quarters of the year averaged more than 3.7%, although initial estimates for the fourth quarter came in at 1.1%, which is well below the current trend.

As expected, the Fed continued to raise interest rates in an attempt to temper growth and ward off a potential increase in inflation during the year. After five rate hikes in 2004, the Fed again increased the federal funds rate eight additional times during the reporting period, and once more after the period ended. In total, the Fed's 14 rate hikes have driven the federal funds rate from 1.00% to 4.50%. Also of note, Ben Bernanke replaced Alan Greenspan as Chairman of the Federal Reserve Bank. Mr. Bernanke has pledged continuity with the Greenspan era, and we believe the market generally regards this appointment as positive news.

PORTFOLIO STRUCTURE BENEFITED PERFORMANCE

Early in the period, we employed a "barbell" strategy by purchasing securities at both ends of the maturity spectrum. Our longer-term securities, with maturities up to one year, were used to lock in higher rates, while our shorter-term securities, with maturities of one month or less, provided liquidity and gave us the ability to reinvest at higher yields as the Fed increased interest rates. However, as the period progressed, we let the portfolio's weighted average maturity drift shorter, in order to take advantage of the rising rate environment. We also specifically targeted securities maturing around the dates of the Fed meetings in order to maximize our ability to capture higher yields.

In terms of structuring the portfolio, we moved from our barbell structure to a more "bulleted" yield curve position during the course of the year, in which we emphasized securities with three- to six-month maturities. Generally, a bullet strategy may perform better in a rising rate environment by allowing an investor to target certain maturities while spreading out, and ultimately reducing interest rate risk. On a sector level, the Fund maintained relatively large positions in commercial paper, repurchase agreements, and certificates of deposit. The Fund also held government agency obligations and other US government securities. Portfolio holdings throughout the year were selected with an eye toward liquidity and quality, which we maintained throughout the reporting period.

           -----------------------------------------------------------
           This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005. The views and opinions in the letter were current as of February 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------
72

  UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    Beginning            Ending           Expenses Paid
                                                  Account Value       Account Value       During Period*
                                                   July 1, 2005     December 31, 2005    7/1/05-12/31/05
--------------------------------------------------------------------------------------------------------
Actual                                             $1,000.00            $1,019.10             $0.05
--------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)     1,000.00             1,025.16              0.05
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.0100%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

  UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                           SHARES         VALUE
                                                        -----------   -------------
SHORT-TERM INVESTMENT -- 100.01%
UBS Supplementary Trust --
U.S. Cash Management Prime Fund*,
   yield of 4.36% ...................................   963,071,494   $ 963,071,494
                                                                      -------------

Total Investments -- 100.01%
   (Cost $963,071,494) ..............................                   963,071,494
Liabilities, in excess of cash and
   other assets -- (0.01)%...........................                       (72,767)
                                                                      -------------
Net Assets -- 100.00% ...............................                 $ 962,998,727
                                                                      =============

NOTES TO SCHEDULE OF INVESTMENTS

*   Investment in affiliated mutual fund.

--------------------------------------------------------------------------------
74              See accompanying notes to financial statements.

  UBS U.S. BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2005, UBS U.S. Bond Relationship Fund (the "Fund") returned 2.65%, versus the 2.43% return of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index (the "Index"). Since inception on April 28, 2000, through period end, the Fund returned 7.01% on an annualized basis, versus the 6.87% annualized return of the Index. (Returns over various time periods are shown on page 76; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The bulk of the Fund's outperformance of the Index was due to its duration and yield curve strategy.

A CHALLENGING YEAR FOR FIXED-INCOME INVESTORS

2005 was a difficult period for fixed-income investors and the market on the whole. Investors appeared concerned about the potential for inflation, looming interest rate hikes and geopolitical uncertainty in the Middle East. Compounding those concerns was the devastating hurricane season, which captured headlines for much of the summer and early fall. On August 29, Hurricane Katrina made landfall near New Orleans, forcing the city's evacuation and causing an estimated $75 billion worth of damage. The storm - along with Hurricane Rita, which struck southeastern Texas a month later - significantly impaired the Gulf Coast's oil-refining capacity, and sent oil prices soaring to a high of more than $70 a barrel. Over Labor Day weekend, the average price of regular unleaded gasoline broke $3.07 a gallon nationwide.

Yields on short-term Treasuries rose steadily throughout the period, while yields on the Treasuries with maturities longer than three years fell in the final two months of the year, most dramatically in the 10- to 20-year part of the curve. This produced an exceptionally flat yield curve for much of the period, which at the end of December actually inverted on some measures. We believe the current shape of the yield curve is likely to be short lived, as we feel the 10-year Treasury to be particularly overvalued (and that its yield may rise). An inverted yield curve is typically an indicator of a pending recession, but given the strength of the economy, we believe rates of longer-term bonds may rise in the coming months.

In anticipation of rising interest rates and a continuation of the Federal Reserve Board's tightening policy, the Fund took a short duration stance relative to the benchmark throughout the year. This helped performance, as is typically the case in a rising rate environment.

On a sector level, the Fund's positions in commercial mortgage-backed securities
(CMBS) and asset-backed securities (ABS) contributed positively to performance. Our underweight on the corporate sector was also positive. Issue selection was a detractor from overall performance, particularly in MBS. The Fund's positive security selection in the corporate, CMBS and ABS sectors was not enough to overcome negative issue selection in mortgage-backed securities (MBS).

Going forward, we will continue to seek out opportunities and attractive valuations within the fixed-income market.

           -----------------------------------------------------------
           This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005. The views and opinions in the letter were current as of February 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

  UBS U.S. BOND RELATIONSHIP FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                 1 year       5 years      Annualized
                                                  ended         ended     04/28/00* to
                                                12/31/05     12/31/05       12/31/05
---------------------------------------------------------------------------------------
UBS U.S. BOND RELATIONSHIP FUND                   2.65%        6.19%          7.01%
---------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index         2.43         5.87           6.87
---------------------------------------------------------------------------------------

*   Performance inception date of UBS U.S. Bond Relationship Fund.
    Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS U.S. Bond Relationship Fund and Lehman Brothers U.S. Aggregate Bond Index, if you had invested $100,000 on April 28, 2000, the Fund's inception date. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

UBS U.S. BOND RELATIONSHIP FUND VS. LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX+

                  [CHART OF UBS U.S. BOND RELATIONSHIP FUND VS.
                  LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX+]

                       UBS U.S. BOND        LEHMAN BROTHERS U.S.
                     RELATIONSHIP FUND     AGGREGATE BOND INDEX
 4/28/00                  100,000                100,000
 5/31/00                   99,620                 99,950
 6/30/00                  101,859                102,029
 7/31/00                  102,681                102,957
 8/31/00                  103,719                104,450
 9/30/00                  104,640                105,108
10/31/00                  105,057                105,803
11/30/00                  107,034                107,533
12/31/00                  108,829                109,529
 1/31/01                  110,394                111,319
 2/28/01                  111,554                112,289
 3/31/01                  112,118                112,852
 4/30/01                  111,287                112,384
 5/31/01                  111,992                113,063
 6/30/01                  112,520                113,489
 7/31/01                  115,488                116,027
 8/31/01                  116,772                117,356
 9/30/01                  118,067                118,723
10/31/01                  120,578                121,208
11/30/01                  119,194                119,536
12/31/01                  118,512                118,777
 1/31/02                  119,441                119,738
 2/28/02                  120,655                120,898
 3/31/02                  118,617                118,888
 4/30/02                  121,193                121,193
 5/31/02                  122,108                122,223
 6/30/02                  122,998                123,280
 7/31/02                  124,507                124,767
 8/31/02                  126,674                126,873
 9/30/02                  128,452                128,929
10/31/02                  127,917                128,341
11/30/02                  128,013                128,307
12/31/02                  130,522                130,957
 1/31/03                  130,758                131,069
 2/28/03                  132,511                132,883
 3/31/03                  132,548                132,781
 4/30/03                  133,766                133,877
 5/31/03                  136,061                136,373
 6/30/03                  135,879                136,102
 7/31/03                  131,599                131,526
 8/31/03                  132,615                132,399
 9/30/03                  136,243                135,904
10/31/03                  134,934                134,637
11/30/03                  135,477                134,959
12/31/03                  136,737                136,332
 1/31/04                  137,983                137,429
 2/29/04                  139,362                138,916
 3/31/04                  140,458                139,958
 4/30/04                  137,155                136,316
 5/31/04                  136,499                135,770
 6/30/04                  137,348                136,537
 7/31/04                  138,641                137,891
 8/31/04                  141,163                140,521
 9/30/04                  141,763                140,902
10/30/04                  142,887                142,086
11/30/04                  141,989                140,949
12/31/04                  143,144                142,246
 1/31/05                  143,728                143,138
 2/28/05                  143,245                142,294
 3/31/05                  142,785                141,562
 4/30/05                  144,204                143,478
 5/31/05                  145,437                145,031
 6/30/05                  146,102                145,821
 7/31/05                  145,380                144,495
 8/31/05                  146,851                146,347
 9/30/05                  145,871                144,839
10/31/05                  145,138                143,693
11/30/05                  145,758                144,329
12/31/05                  146,942                145,700

                       [END CHART]

04/28/00 = $100,000                                        Data through 12/31/05

+ Fund returns taxes that would be paid on redemptions of fund shares. Index returns do not reflect fees and expenses associated withare net of all fees and costs without deduction of operating a mutual fund.

--------------------------------------------------------------------------------
76

  UBS U.S. BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   Beginning            Ending           Expenses Paid
                                                 Account Value       Account Value       During Period*
                                                  July 1, 2005     December 31, 2005    7/1/05-12/31/05
--------------------------------------------------------------------------------------------------------
Actual                                             $1,000.00           $1,005.70             $0.24
--------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)     1,000.00            1,024.97              0.24
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.0475%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

  UBS U.S. BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN U.S. BOND HOLDINGS (UNAUDITED)
As of December 31, 2005

                                              Percentage of
                                               Net Assets
-----------------------------------------------------------
Federal National Mortgage Association
   5.000%, due 01/25/35                           9.6%
U.S. Treasury Note
   4.000%, due 08/31/07                           6.9
U.S. Treasury Bond
   8.750%, due 05/15/17                           4.7
U.S. Treasury Inflation Indexed Bonds (TIPS)
   2.000%, due 01/15/14                           3.0
U.S. Treasury Bond
   6.250%, due 05/15/30                           2.1
Federal National Mortgage Association
   6.500%, due 12/01/29                           2.0
Federal Home Loan Mortgage Corp., Gold
   6.500%, due 11/01/32                           1.9
Federal National Mortgage Association
   4.695%, due 03/01/35                           1.9
Ford Motor Credit Co.
   5.8000%, due 01/12/09                          1.8
U.S. Treasury Note
   3.625%, due 06/15/10                           1.7
-----------------------------------------------------------
Total                                            35.6%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of December 31, 2005

-------------------------------------------------------------------------
BONDS
U.S. BONDS
U.S. Corporate Bonds
  Aerospace & Defense .......................................   0.12%
  Automobiles ...............................................   0.47
  Beverages .................................................   0.31
  Capital Markets ...........................................   1.46
  Chemicals .................................................   0.19
  Commercial Banks ..........................................   1.54
  Commercial Services & Supplies ............................   0.25
  Consumer Finance ..........................................   1.73
  Diversified Financial Services ............................   4.05
  Diversified Telecommunication Services ....................   1.09
  Electric Utilities ........................................   1.01
  Food & Staples Retailing ..................................   0.20
  Food Products .............................................   0.31
  Gas Utilities .............................................   0.09
  Hotels, Restaurants & Leisure .............................   0.07
  Insurance .................................................   0.34
  IT Services ...............................................   0.08
  Machinery .................................................   0.06
  Media .....................................................   0.70
  Multi-Utilities & Unregulated Power .......................   0.26
  Oil & Gas .................................................   0.53
  Personal Products .........................................   0.14
  Pharmaceuticals ...........................................   0.19
  Real Estate ...............................................   0.26
  Road & Rail ...............................................   0.39
  Thrifts & Mortgage Finance ................................   0.61
  Tobacco ...................................................   0.32
  Wireless Telecommunication Services .......................   0.17
                                                              ------
    Total U.S. Corporate Bonds ..............................  16.94
Asset-Backed Securities .....................................   3.07
Commercial Mortgage-Backed Securities .......................   6.37
Mortgage & Agency Debt Securities ...........................  46.78
U.S. Government Obligations .................................  23.78
                                                              ------
      Total U.S. Bonds ......................................  96.94
INTERNATIONAL BONDS
International Corporate Bonds
   Aerospace & Defense ......................................   0.15
   Commercial Banks .........................................   0.28
   Diversified Telecommunication Services ...................   0.20
   Oil & Gas ................................................   0.22
                                                              ------
      Total International Corporate Bonds ...................   0.85
Sovereign/SupraNational Bond ................................   0.08
                                                              ------
      Total International Bonds .............................   0.93
TOTAL BONDS .................................................  97.87
SHORT-TERM INVESTMENT .......................................  10.93
                                                              ------
   TOTAL INVESTMENTS ........................................ 108.80
LIABILITIES, IN EXCESS OF CASH AND OTHER ASSETS .............  (8.80)
                                                              ------
NET ASSETS .................................................. 100.00%
                                                              ======

--------------------------------------------------------------------------------
78

  UBS U.S. BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                          FACE
                                                                         AMOUNT           VALUE
                                                                      -----------      -----------
BONDS -- 97.87%
U.S. BONDS -- 96.94%
U.S. CORPORATE BONDS -- 16.94%
Allstate Corp.
   7.200%, due 12/01/09 ............................................  $    85,000      $    91,527
Altria Group, Inc.
   7.750%, due 01/15/27 ............................................       95,000          112,781
American Electric Power Co., Inc.
   6.125%, due 05/15/06 ............................................       46,000           46,208
American General Finance Corp.
   5.375%, due 10/01/12 ............................................       65,000           65,330
AT&T Corp.
   9.750%, due 11/15/31 ............................................      135,000          169,577
AvalonBay Communities, Inc. REIT
   7.500%, due 08/01/09 ............................................       80,000           86,137
Avon Products, Inc.
   7.150%, due 11/15/09 ............................................      110,000          118,132
Bank of America Corp.
   7.400%, due 01/15/11 ............................................      295,000          324,950
Bank One Corp.
   7.875%, due 08/01/10 ............................................      145,000          160,969
BellSouth Corp.
   6.550%, due 06/15/34 ............................................       90,000           95,865
Boeing Capital Corp.
   7.375%, due 09/27/10 ............................................      115,000          126,542
Bombardier Capital, Inc., 144A
   6.125%, due 06/29/06 ............................................      185,000          185,000
Bristol-Myers Squibb Co.
   5.750%, due 10/01/11 ............................................       80,000           82,622
Burlington Northern Santa Fe Corp.
   7.082%, due 05/13/29 ............................................       60,000           71,325
C.S. First Boston USA, Inc.
   3.875%, due 01/15/09 ............................................       60,000           58,245
   6.500%, due 01/15/12 ............................................      135,000          144,420
Capital One Financial Corp.
   5.500%, due 06/01/15 ............................................      105,000          104,386
Caterpillar, Inc.
   6.550%, due 05/01/11 ............................................       50,000           53,949
CBS Corp.
   6.625%, due 05/15/11 ............................................      105,000          109,357
Cendant Corp.
   6.250%, due 01/15/08 ............................................       55,000           55,992
Citigroup, Inc.
   5.000%, due 09/15/14 ............................................      519,000          510,880
   5.625%, due 08/27/12 ............................................      210,000          216,450
Comcast Cable Communications, Inc.
   6.750%, due 01/30/11 ............................................      295,000          312,348
Computer Sciences Corp.
   3.500%, due 04/15/08 ............................................       65,000           62,350
ConAgra Foods, Inc.
   6.750%, due 09/15/11 ............................................       80,000           85,214
Coors Brewing Co.
   6.375%, due 05/15/12 ............................................       85,000           90,073
Countrywide Home Loans, Inc.
   3.250%, due 05/21/08 ............................................      135,000          129,637
DaimlerChrysler N.A. Holding Corp.
   4.050%, due 06/04/08 ............................................      405,000          394,265
Devon Financing Corp. ULC
   6.875%, due 09/30/11 ............................................      160,000          175,014
Dominion Resources, Inc./VA
   5.950%, due 06/15/35 ............................................       85,000           82,967
Duke Energy Field Services LLC
   7.875%, due 08/16/10 ............................................      120,000          132,713
EOP Operating LP
   7.250%, due 06/15/28 ............................................      115,000          127,139
Erac U.S.A. Finance Co., 144A
   8.000%, due 01/15/11 ............................................      125,000          139,655
FirstEnergy Corp., Series B
   6.450%, due 11/15/11 ............................................      175,000          185,499
FleetBoston Financial Corp.
   7.375%, due 12/01/09 ............................................       55,000           59,662
Ford Motor Credit Co.
   5.800%, due 01/12/09 ............................................    1,725,000        1,504,785
FPL Group Capital, Inc.
   7.625%, due 09/15/06 ............................................       65,000           66,183
General Electric Capital Corp.
   6.000%, due 06/15/12 ............................................      780,000          821,489
   6.750%, due 03/15/32 ............................................       95,000          111,516
General Motors Acceptance Corp.
   6.125%, due 09/15/06 ............................................       95,000           92,279
   6.875%, due 09/15/11 ............................................      345,000          314,621
Goldman Sachs Group, Inc.
   6.875%, due 01/15/11 ............................................      505,000          544,022
Harrah's Operating Co., Inc.
   7.500%, due 01/15/09 ............................................       55,000           58,254
HSBC Finance Corp.
   6.750%, due 05/15/11 ............................................      225,000          241,463
ICI Wilmington, Inc.
   4.375%, due 12/01/08 ............................................      165,000          160,785
International Lease Finance Corp.
   3.500%, due 04/01/09 ............................................      190,000          180,854
John Deere Capital Corp.
   7.000%, due 03/15/12 ............................................      115,000          127,018
JPMorgan Chase & Co.
   6.750%, due 02/01/11 ............................................      185,000          198,149
Kraft Foods, Inc.
   5.625%, due 11/01/11 ............................................      165,000          169,290
Kroger Co.
   7.500%, due 04/01/31 ............................................       75,000           83,728
Lincoln National Corp.
   6.200%, due 12/15/11 ............................................       80,000           84,921
Lockheed Martin Corp.
   8.500%, due 12/01/29 ............................................       75,000          102,223
Marathon Oil Corp.
   6.125%, due 03/15/12 ............................................      125,000          132,547
Marsh & McLennan Cos., Inc.
   6.250%, due 03/15/12 ............................................      105,000          109,395
McKesson Corp.
   7.750%, due 02/01/12 ............................................       50,000           56,282
Miller Brewing Co., 144A
   5.500%, due 08/15/13 ............................................      165,000          168,185
Morgan Stanley
   6.750%, due 04/15/11 ............................................      435,000          468,289
New Cingular Wireless Services, Inc.
   8.750%, due 03/01/31 ............................................      105,000          139,106
News America, Inc.
   6.200%, due 12/15/34 ............................................       50,000           49,665
Pacific Gas & Electric Co.
   6.050%, due 03/01/34 ............................................      120,000          124,195
PPL Capital Funding Trust I
   4.330%, due 03/01/09 ............................................       65,000           63,211

--------------------------------------------------------------------------------

  UBS U.S. BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                          FACE
                                                                         AMOUNT           VALUE
                                                                      -----------      -----------
PPL Energy Supply LLC
   6.400%, due 11/01/11 ............................................  $   100,000      $   105,404
Progress Energy, Inc.
   7.000%, due 10/30/31 ............................................       60,000           66,583
Qwest Capital Funding, Inc.
   7.900%, due 08/15/10 ............................................      210,000          217,350
Safeway, Inc.
   7.250%, due 02/01/31 ............................................       80,000           86,326
Sempra Energy
   7.950%, due 03/01/10 ............................................       65,000           71,401
Sprint Capital Corp.
   8.750%, due 03/15/32 ............................................      130,000          172,520
Time Warner, Inc.
   7.625%, due 04/15/31 ............................................      100,000          111,365
TXU Energy Co. LLC
   7.000%, due 03/15/13 ............................................       85,000           90,581
U.S. Bank N.A.
   6.375%, due 08/01/11 ............................................       70,000           74,748
Union Pacific Corp.
   6.700%, due 12/01/06 ............................................      115,000          116,702
UST, Inc.
   6.625%, due 07/15/12 ............................................      140,000          145,577
Valero Energy Corp.
   7.500%, due 04/15/32 ............................................      110,000          133,682
Verizon New York, Inc., Series B
   7.375%, due 04/01/32 ............................................      235,000          247,058
Wachovia Bank N.A.
   7.800%, due 08/18/10 ............................................      245,000          274,996
Washington Mutual, Inc.
   5.625%, due 01/15/07 ............................................      375,000          377,065
Waste Management, Inc.
   7.375%, due 08/01/10 ............................................       85,000           92,505
Wells Fargo Bank N.A.
   6.450%, due 02/01/11 ............................................      360,000          383,664
Wyeth
   5.500%, due 03/15/13 ............................................       75,000           76,033
Xcel Energy, Inc.
   7.000%, due 12/01/10 ............................................       85,000           91,480
                                                                                       -----------
                                                                                        14,074,675
                                                                                       -----------
ASSET-BACKED SECURITIES -- 3.07%
Capital One Multi-Asset Execution Trust,
   03-A1, Class A1+
   4.759%, due 01/15/09 ............................................     760,000           760,630
Conseco Finance Securitizations Corp.,
   00-1, Class A4
   7.620%, due 05/01/31 ............................................     337,526           338,989
Countrywide Asset-Backed Certificates,
   03-SD3, Class A1, 144A+
   4.799%, due 12/25/32 ............................................      35,507            35,664
Countrywide Asset-Backed Certificates,
   04-SD1, Class A1, 144A+
   4.719%, due 06/25/33 ............................................      93,429            93,590
First Franklin Mortgage Loan Asset-Backed
   Certificates, 04-FFB, Class A1 (a)
   4.167%, due 06/25/24 ............................................     118,390           117,504
Green Tree Financial Corp., 96-4, Class A6
   7.400%, due 06/15/27 ............................................     272,321           283,953
Massachusetts RRB Special Purpose Trust,
   99-1, Class A5
   7.030%, due 03/15/12 ............................................     290,000           308,308
Providian Gateway Master Trust,
   04-AA, Class D, 144A+
   6.219%, due 03/15/11 ............................................     200,000           203,036
RAFC Asset-Backed Trust,
   01-1, Class A3 (a)
   5.115%, due 11/25/29 ............................................      49,722            49,544
Structured Asset Securities Corp.,
   03-AL2, Class A, 144A
   3.357%, due 01/25/31 ............................................     155,299           141,326
WFS Financial Owner Trust,
   04-3, Class D
   4.070%, due 02/17/12 ............................................     219,993           217,070
                                                                                       -----------
                                                                                         2,549,614
                                                                                       -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 6.37%
Asset Securitization Corp.,
   95-MD4, Class A3+
   7.384%, due 08/13/29 ............................................     850,000           881,715
Bear Stearns Commercial Mortgage Securities,
   00-WF2, Class A2
   7.320%, due 10/15/32 ............................................     160,000           173,428
Bear Stearns Commercial Mortgage Securities,
   05-LXR1, Class G, 144A+
   5.319%, due 09/15/18 ............................................     500,000           506,328
Commercial Mortgage Pass-Through
   Certificates, 01-FL5A, Class E, 144A+
   5.869%, due 11/15/13 ............................................      67,392            67,386
Commercial Mortgage Pass-Through
   Certificates, 01-FL5A, Class F, 144A+
   4.905%, due 11/15/13 ............................................     130,000           129,121
Commercial Mortgage Pass-Through
   Certificates, 04-HTL1, Class A2, 144A+
   4.689%, due 07/15/16 ............................................      75,173            75,201
First Union Commercial Mortgage Securities,
   Inc., 97-C2, Class A3
   6.650%, due 11/18/29 ............................................     160,865           164,497
Heller Financial Commercial Mortgage Assets,
   99-PH1, Class A1
   6.500%, due 05/15/31 ............................................      80,754            81,148
Host Marriott Pool Trust,
   99-HMTA, Class A, 144A
   6.980%, due 08/03/15 ............................................     156,987           162,466
Host Marriott Pool Trust,
   99-HMTA, Class C, 144A
   7.730%, due 08/03/15 ............................................     320,000           343,464
Host Marriott Pool Trust,
   99-HMTA, Class D, 144A
   7.970%, due 08/03/15 ............................................     230,000           245,160
Host Marriott Pool Trust,
   99-HMTA, Class E, 144A
   8.070%, due 08/03/15 ............................................     200,000           208,536
LB Commercial Conduit Mortgage Trust,
   99-C1, Class A1
   6.410%, due 06/15/31 ............................................     161,295           161,961
Mach One Trust Commercial Mortgage-Backed,
   04-1A, Class A1, 144A
   3.890%, due 05/28/40 ............................................     375,342           366,647
Merrill Lynch Mortgage Investors, Inc.,
   96-C2, Class A3
   6.960%, due 11/21/28 ............................................      87,935            88,432

--------------------------------------------------------------------------------
80

  UBS U.S. BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                          FACE
                                                                         AMOUNT           VALUE
                                                                      -----------      -----------
Morgan Stanley Capital I,
   03-T11, Class A4
   5.150%, due 06/13/41 ............................................    $ 820,000      $   817,848
Morgan Stanley Dean Witter Capital I,
   00-LIF2, Class A1
   6.960%, due 10/15/33 ............................................       76,106           78,271
Morgan Stanley Dean Witter Capital I,
   01-1QA, Class A2
   5.330%, due 12/18/32 ............................................       65,127           65,112
Salomon Brothers Mortgage Securities VII,
   00-C1, Class A2
   7.520%, due 12/18/09 ............................................      250,000          269,836
TIAA Retail Commercial Trust,
   01-C1A, Class A2, 144A
   6.300%, due 06/19/21 ............................................      393,568          402,373
                                                                                       -----------
                                                                                         5,288,930
                                                                                       -----------
MORTGAGE & AGENCY DEBT SECURITIES -- 46.78%
C.S. First Boston Mortgage Securities Corp.,
   01-26, Class 5A1+
   7.380%, due 11/25/31 ............................................       73,804           73,550
C.S. First Boston Mortgage Securities Corp.,
   02-10, Class 2A1
   7.500%, due 05/25/32 ............................................       96,558           97,761
C.S. First Boston Mortgage Securities Corp.,
   03-8, Class 5A1
   6.500%, due 04/25/33 ............................................      371,005          372,304
C.S. First Boston Mortgage Securities Corp.,
   05-9, Class 3A1
   6.000%, due 10/25/35 ............................................      974,317          978,461
Citicorp Mortgage Securities, Inc.,
   94-3, Class A13
   6.500%, due 02/25/24 ............................................      175,168          173,333
Countrywide Alternative Loan Trust,
   04-J8, Class 2A1
   7.000%, due 08/25/34 ............................................      257,724          259,294
Federal Home Loan Mortgage Corp.
   3.875%, due 01/12/09 ............................................    1,060,000        1,033,184
   4.607%, due 12/01/34+ ...........................................      818,802          810,880
Federal Home Loan Mortgage Corp.,
   2532, Class PD
   5.500%, due 06/15/26 ............................................      721,772          723,911
Federal Home Loan Mortgage Corp.,
   1595, Class D
   7.000%, due 10/15/13 ............................................       52,343           53,436
Federal Home Loan Mortgage Corp.,
   2148, Class ZA
   6.000%, due 04/15/29 ............................................      447,080          448,409
Federal Home Loan Mortgage Corp., Gold
   5.500%, due 09/01/17 ............................................      179,594          180,778
   5.500%, due 01/01/18 ............................................       77,518           78,029
   5.500%, due 12/01/18 ............................................      919,244          925,305
   5.500%, due 07/01/19 ............................................      664,408          668,538
   5.500%, due 06/01/20 ............................................      918,284          923,854
   5.500%, due 12/01/33 ............................................      328,218          326,010
   6.000%, due 10/01/29 ............................................       58,446           59,221
   6.000%, due 12/01/30 ............................................      309,953          313,894
   6.500%, due 04/01/29 ............................................       10,530           10,831
   6.500%, due 06/01/29 ............................................      100,517          103,396
   6.500%, due 09/01/29 ............................................       31,470           32,383
   6.500%, due 11/01/29 ............................................      490,851          505,291
   6.500%, due 03/01/32 ............................................       25,972           26,670
   6.500%, due 11/01/32 (b).........................................    1,549,983        1,591,256
   7.000%, due 07/01/32 ............................................      467,700          487,246
   7.500%, due 05/01/24 ............................................       10,980           11,555
   8.000%, due 09/01/25 ............................................          944            1,009
   8.000%, due 11/01/27 ............................................       17,257           18,441
Federal National Mortgage Association
   5.000%, TBA .....................................................    8,215,000        7,958,281
   3.294%, due 09/01/33+ ...........................................       63,003           62,726
   3.875%, due 07/15/08 ............................................      865,000          847,574
   4.340%, due 06/01/33+ ............................................     179,702          177,498
   4.625%, due 06/01/10  ...........................................      705,000          693,814
   4.695%, due 03/01/35+ ...........................................    1,572,905        1,556,953
   4.945%, due 02/01/35+ ...........................................    1,317,894        1,318,882
   5.120%, due 05/01/35+ ...........................................    1,041,283        1,047,235
   5.500%, due 01/01/09 ............................................       17,944           18,096
   5.500%, due 12/01/17 ............................................      768,025          773,333
   5.500%, due 02/01/18 ............................................      561,685          565,567
   5.500%, due 07/01/18 ............................................      592,983          596,920
   5.500%, due 11/01/23 ............................................       81,292           80,523
   5.500%, due 12/01/23 ............................................    1,732,821        1,733,164
   5.500%, due 03/01/33 ............................................      439,604          436,484
   6.000%, due 06/01/23 ............................................       11,372           11,563
   6.000%, due 03/01/28 ............................................       22,903           23,194
   6.000%, due 03/01/29 ............................................       31,710           32,113
   6.000%, due 05/01/29 ............................................       13,631           13,805
   6.000%, due 06/01/31 ............................................       49,923           50,539
   6.000%, due 06/01/33 ............................................      146,137          147,662
   6.250%, due 02/01/11 ............................................      845,000          892,413
   6.500%, due 08/01/16 ............................................      325,653          335,011
   6.500%, due 08/01/28 ............................................       14,153           14,579
   6.500%, due 09/01/28 ............................................        6,943            7,152
   6.500%, due 11/01/28 ............................................      735,491          757,643
   6.500%, due 06/01/29 ............................................      278,061          286,353
   6.500%, due 12/01/29 ............................................    1,592,442        1,640,872
   6.500%, due 05/01/30 ............................................      126,643          130,458
   6.500%, due 10/01/30 ............................................      113,215          116,591
   6.500%, due 05/01/31 ............................................    1,332,517        1,370,666
   6.500%, due 11/01/31 ............................................       28,308           29,099
   6.625%, due 09/15/09 ............................................      785,000          834,723
   7.000%, due 05/01/26 ............................................       14,020           14,670
   7.000%, due 11/01/31 ............................................       35,291           36,840
   7.000%, due 04/01/32 ............................................      100,429          104,804
   7.500%, due 05/01/31 ............................................       23,968           25,109
   8.000%, due 11/01/22 ............................................        3,365            3,596
   8.000%, due 09/01/27.............................................        7,940            8,477
   9.500%, due 11/01/09 ............................................       66,513           70,378
Federal National Mortgage Association Grantor
   Trust, 00-T6, Class A1
   7.500%, due 06/25/30 ............................................      179,870          186,115
Federal National Mortgage Association Grantor
   Trust, 01-T5, Class A3+
   7.500%, due 06/19/30 ............................................       88,535           92,244
Federal National Mortgage Association Grantor
   Trust, 01-T10, Class A2
   7.500%, due 12/25/41 ............................................      170,405          178,312

--------------------------------------------------------------------------------

  UBS U.S. BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                          FACE
                                                                         AMOUNT           VALUE
                                                                      -----------      -----------
Federal National Mortgage Association Whole
   Loan, 95-W3, Class A
   9.000%, due 04/25/25.............................................  $     2,444      $     2,653
Federal National Mortgage Association Whole
   Loan, 03-W6, Class 6A+
   4.861%, due 08/25/42.............................................      166,017          168,153
Government National Mortgage Association
   4.125%, due 12/20/29+............................................      149,372          150,427
   6.000%, due 12/20/28.............................................      197,688          202,316
   6.000%, due 01/15/29.............................................       61,822           63,389
   6.000%, due 02/20/29.............................................       81,311           83,195
   6.000%, due 07/15/29.............................................      120,090          123,134
   6.000%, due 08/20/29.............................................       22,525           23,047
   6.000%, due 09/20/29.............................................       11,668           11,939
   6.500%, due 08/15/27.............................................        1,568            1,643
   6.500%, due 01/15/29.............................................        5,744            6,011
   6.500%, due 05/15/29.............................................       10,990           11,500
   6.500%, due 12/15/29.............................................      119,628          125,183
   6.500%, due 04/15/31.............................................      319,624          334,071
   7.000%, due 07/15/25.............................................       10,684           11,246
   7.000%, due 04/15/26.............................................       26,240           27,623
   7.000%, due 06/15/27.............................................       42,383           44,575
   8.500%, due 12/15/17.............................................       12,857           13,898
   9.500%, due 09/15/18.............................................       99,057          109,176
GSMPS Mortgage Loan Trust,
   01-2, Class A, 144A
   7.500%, due 06/19/32.............................................       52,783           55,041
MLCC Mortgage Investors, Inc.,
   03-D, Class XA1++ (c)
   1.000%, due 08/25/28.............................................    5,210,143           55,968
Morgan Stanley Mortgage Loan Trust,
   04-4, Class 2A+
   6.481%, due 09/25/34.............................................      398,288          406,254
Structured Adjustable Rate Mortgage Loan
   Trust, 04-3AC, Class A1+
   4.940%, due 03/25/34.............................................      267,338          265,662
                                                                                       -----------
                                                                                        38,866,365
                                                                                       -----------
U.S. GOVERNMENT OBLIGATIONS -- 23.78%
U.S. Treasury Bonds
  6.250%, due 05/15/30 (b)..........................................    1,410,000        1,751,153
  8.000%, due 11/15/21..............................................      640,000          881,725
  8.750%, due 05/15/17..............................................    2,835,000        3,893,030
U.S. Treasury Inflation Indexed Bonds (TIPS)
  2.000%, due 01/15/14..............................................    2,506,187        2,491,992
U.S. Treasury Notes
  3.625%, due 04/30/07..............................................    1,075,000        1,063,746
  3.625%, due 06/15/10..............................................    1,415,000        1,373,269
  3.875%, due 05/15/09..............................................    1,000,000          984,297
  3.875%, due 02/15/13..............................................      360,000          348,933
  4.000%, due 08/31/07 (b)..........................................    5,810,000        5,771,416
  4.125%, due 05/15/15..............................................    1,220,000        1,193,265
                                                                                       -----------
                                                                                        19,752,826
                                                                                       -----------
Total U.S. Bonds....................................................                    80,532,410
                                                                                       -----------
INTERNATIONAL BONDS -- 0.93%
INTERNATIONAL CORPORATE BONDS -- 0.85%
CANADA -- 0.37%
Anadarko Finance Co., Series B
  7.500%, due 05/01/31..............................................       85,000          104,177
Bombardier, Inc., 144A
  6.300%, due 05/01/14..............................................      145,000          126,875
Burlington Resources Finance Co.
  6.680%, due 02/15/11..............................................       70,000           75,475
                                                                                       -----------
                                                                                           306,527
                                                                                       -----------
LUXEMBOURG -- 0.20%
Telecom Italia Capital S.A.
  5.250%, due 11/15/13..............................................       90,000           88,314
  6.375%, due 11/15/33..............................................       80,000           80,923
                                                                                       -----------
                                                                                           169,237
                                                                                       -----------
UNITED KINGDOM -- 0.28%
Abbey National PLC
  7.950%, due 10/26/29..............................................       55,000           71,301
HSBC Holdings PLC
  5.250%, due 12/12/12..............................................       70,000           70,242
Royal Bank of Scotland Group PLC
  9.118%, due 03/31/10..............................................       75,000           85,920
                                                                                       -----------
                                                                                           227,463
                                                                                       -----------

Total International Corporate Bonds.................................                       703,227
                                                                                       -----------
SOVEREIGN/SUPRANATIONAL BOND -- 0.08%
Pemex Project Funding Master Trust
  8.000%, due 11/15/11..............................................       60,000           67,140
                                                                                       -----------

Total International Bonds...........................................                       770,367
                                                                                       -----------
Total Bonds (Cost $82,017,476) .....................................                    81,302,777
                                                                                       -----------
                                                                         SHARES
                                                                       ----------
SHORT-TERM INVESTMENT -- 10.93%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund*,
  yield of 4.36% (Cost $9,077,939)..................................    9,077,939        9,077,939
                                                                                       -----------
Total Investments -- 108.80%
   (Cost $91,095,415)...............................................                    90,380,716
Liabilities, in excess of cash and
   other assets -- (8.80)%..........................................                    (7,306,587)
                                                                                       -----------
Net Assets -- 100.00% ..............................................                   $83,074,129
                                                                                       ===========

--------------------------------------------------------------------------------
82

  UBS U.S. BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
    Aggregate cost for federal income tax purposes was $91,095,415; and net unrealized depreciation consisted of:

Gross unrealized appreciation  ................................. $   419,105
Gross unrealized depreciation  .................................  (1,133,804)
                                                                 -----------
  Net unrealized depreciation  ................................. $  (714,699)
                                                                 ===========

+ Floating rate securities -- The interest rates shown are the current rates as of December 31, 2005.
++ Interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
(a) Step Bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2005. Maturity date disclosed is the ultimate maturity date.
(b) All or a portion of this security is segregated for "To Be Announced" ("TBA") securities.
(c) Security is illiquid. This security amounted to $55,968 or 0.07% of net assets.
*    Investment in affiliated mutual fund.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in trans actions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $3,655,054 or 4.40% of net assets.
REIT Real Estate Investment Trust.
TBA (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS Treasury Inflation Protected Securities.

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.              83

  UBS HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2005, UBS High Yield Relationship Fund (the "Fund") returned 1.58%, versus the 2.85% return of its benchmark, the Merrill Lynch U.S. High Yield Cash Pay Constrained Index (the "Index"). (Returns over various time periods are shown on page 86; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's relative and absolute performance was negatively impacted by security and sector selection decisions over the period.

2005 A CHALLENGING, BUT POSITIVE PERIOD FOR HIGH-YIELD MARKET

During the year, the Federal Reserve Board (the "Fed") continued its policy of "measured" interest rate hikes in an attempt to maintain price stability. During the course of the year, the Fed raised short-term rates eight times, bringing the federal funds rate from 2.25% to 4.25%, the highest it has been since May 2001. (The Fed hiked rates another 25 basis points after the period ended, bringing the fed funds rate to 4.50%). Although it was an area of concern throughout the year, the tightening policy seems to be having its desired effect, as inflation - especially core measures - remained low over the course of 2005.

Other economic news was decidedly positive, despite some short-term jitters in September and October. One of the big stories in the United States during the reporting period was the devastating hurricane season, which captured headlines for much of the summer and early fall. On August 29, Hurricane Katrina made landfall near New Orleans, forcing the city's evacuation and causing an estimated $75 billion worth of damage. The storm -- along with Hurricane Rita, which struck southeastern Texas a month later -- significantly impaired the Gulf Coast's oil-refining capacity and ushered in more big news as oil prices soared to a high of more than $70 a barrel. Over Labor Day weekend, the average price of regular unleaded gasoline broke $3.07 a gallon nationwide.

Many investors feared the shock of high energy prices along with the extensive damage caused by the hurricane season would serve a blow to the nation's economy. However, after an initial spike in jobless claims caused primarily by displaced New Orleans residents, subsequent data proved the economy to be much more resilient than many had anticipated. Overall unemployment and core inflation both remained low, while consumer confidence, after dropping in October, surged in November and continued to rise in December.

This proved to be a challenging period for fixed-income investors, and the high-yield market in particular. During 2005, the market grappled with the downgrades of GM and Ford, the defaults of several prominent high-yield issuers (Delta Airlines, Northwest Airlines, Collins & Aikman, Delphi Automotive, and Calpine), and the collapse of Refco, the derivatives trading company. The market was also hurt by poor technicals as mutual fund investors exited in large numbers. Despite all of these negative events, the market was able to eke out a positive return after being down well over 3% on the year through mid-May. Offsetting these negatives, the market was aided by solid underlying fundamentals, including a strong economy (as mentioned above), low default rates on a historical basis, improving credit and a large number of refinancings, which kept cash in the market.

SECURITY SELECTION DETRACTED FROM RETURNS

On a portfolio level, the acquisition of AT&T and MCI by investment grade companies were positive events, as many outstanding bonds were refinanced and tendered at premium prices. However, these positive events were offset by the Portfolio's overweight position and poor security selection in the containers and paper sectors. Also hurting performance was poor security selection in autos. Thus, the portfolio underperformed its benchmark during the year. From an issuer perspective, the portfolio was hurt by holdings in Calpine, Constar, and Tembec, offset by gains in Dobson Communications, WRC Media, and AT&T.

During the year, we repositioned the portfolio by de-emphasizing CCC-rated securities and by adding to bonds in the gaming and broadcasting sectors. We expect CCC-rated bonds to continue to underperform as the credit cycle ages. We believe that gaming and broadcasting companies have solid cash flow and substantial asset coverage. Both provided good relative value. We have also increased our exposure to the printing/publishing sector, also due to good relative value versus other sectors in the market. We continue to overweight B-rated bonds relative to BB-rated bonds on our belief that the economy will remain stable. We also added to our position in specific bonds that we believe could experience positive events (tenders, M&A, etc.).

Our largest sector overweights are consumer products, gaming, packaging, restaurants, and broadcasting. We are underweight gas distribution, electric/integrated, electric generation, cable and electronics. We have continued to upgrade the quality of the portfolio.

OUTLOOK FOR HIGH-YIELD MARKET GENERALLY POSITIVE

Going into 2006, fundamentals for the US high-yield market remain firm. Default rates, despite some high profile cases, remain well below long-term averages and, although we expect them to rise in the second half of 2006, are expected to remain below long-term averages throughout the coming year. Credit improvement, although slowing, should provide a solid backdrop for the market. However, we believe many of these positive fundamentals are priced into the market given the current spreads. With the outlook for the economy stable, default rates low, the continuing opportunity for positive

--------------------------------------------------------------------------------
84

  UBS HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

events, and fairly tight high-yield spreads, we believe that the market should be positioned positively over the coming months.

           -----------------------------------------------------------
           This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005. The views and opinions in the letter were current as of February 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

  UBS HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                               1 year       5 years      10 years
                                                                ended        ended        ended
                                                               12/31/05     12/31/05     12/31/05
---------------------------------------------------------------------------------------------------
UBS HIGH YIELD RELATIONSHIP FUND                                 1.58%        7.59%        5.91%
---------------------------------------------------------------------------------------------------
Merrill Lynch U.S. High Yield Cash Pay Index                     2.83         8.76         6.80
---------------------------------------------------------------------------------------------------
Merrill Lynch U.S. High Yield Cash Pay Constrained Index         2.85         9.01          N/A
---------------------------------------------------------------------------------------------------

     The Fund's benchmark index changed from the Merrill Lynch U.S. High Yield Cash Pay Index to the Merrill Lynch U.S. High Yield Cash Pay Constrained Index on June 1, 2005. This change was made due to the downgrade of General Motors (GM) discussed in this report, and its impact on high yield indices. The inception date for the Merrill Lynch U.S. High Yield Cash Pay Constrained Index is December 31, 1996.

     Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS High Yield Relationship Fund, Merrill Lynch High Yield Cash Pay Index, Merrill Lynch U.S. High Yield Cash Pay Constrained Index. If you had invested $100,000 on December 31, 1995. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

UBS HIGH YIELD RELATIONSHIP FUND VS. MERRILL LYNCH HIGH YIELD CASH PAY INDEX, MERRILL LYNCH U.S. HIGH YIELD CASH PAY CONSTRAINED INDEX+

    [CHART OF UBS HIGH YIELD RELATIONSHIP FUND VS. MERRILL LYNCH HIGH YIELD CASH PAY INDEX, MERRILL LYNCH U.S. HIGH YIELD CASH PAY CONSTRAINED INDEX+]

                                                    MERRILL LYNCH                 MERRILL LYNCH
                         UBS HIGH YIELD            U.S. HIGH YIELD               U.S. HIGH YIELD
                       RELATIONSHIP FUND           CASH PAY INDEX           CASH PAY CONSTRAINED INDEX
12/31/95                    100,000                    100,000
 1/31/96                    101,359                    101,579
 2/29/96                    103,237                    101,732
 3/31/96                    102,927                    101,456
 4/30/96                    103,585                    101,501
 5/31/96                    104,901                    102,233
 6/30/96                    105,218                    102,848
 7/31/96                    105,796                    103,546
 8/31/96                    107,779                    104,616
 9/30/96                    110,954                    106,861
10/31/96                    111,423                    108,032
11/30/96                    113,098                    110,216
12/31/96                    114,730                    111,064                         100,000
 1/31/97                    116,286                    111,918                         100,750
 2/28/97                    117,742                    113,488                         102,152
 3/31/97                    114,320                    112,227                         101,080
 4/30/97                    116,329                    113,504                         102,172
 5/31/97                    119,911                    115,791                         104,322
 6/30/97                    122,139                    117,555                         105,862
 7/31/97                    125,612                    120,376                         108,286
 8/31/97                    126,190                    120,166                         108,165
 9/30/97                    129,542                    122,156                         109,908
10/31/97                    128,094                    122,967                         110,553
11/30/97                    130,074                    124,131                         111,587
12/31/97                    130,071                    125,309                         112,584
 1/31/98                    130,949                    127,175                         114,267
 2/28/98                    131,735                    127,700                         114,728
 3/31/98                    133,504                    128,801                         115,736
 4/30/98                    133,733                    129,413                         116,266
 5/31/98                    134,054                    130,314                         117,105
 6/30/98                    132,799                    130,959                         117,670
 7/31/98                    133,565                    131,705                         118,336
 8/31/98                    121,539                    126,022                         113,206
 9/30/98                    119,940                    126,274                         113,399
10/31/98                    117,371                    124,201                         111,511
11/30/98                    123,091                    129,856                         116,617
12/31/98                    122,704                    129,899                         116,667
 1/31/99                    125,360                    131,183                         117,828
 2/28/99                    125,801                    130,182                         116,923
 3/31/99                    127,073                    131,305                         117,920
 4/30/99                    129,012                    133,358                         119,768
 5/31/99                    126,002                    132,433                         118,969
 6/30/99                    125,099                    132,184                         118,747
 7/31/99                    125,109                    132,378                         118,919
 8/31/99                    124,413                    131,034                         117,692
 9/30/99                    124,288                    130,531                         117,220
10/31/99                    124,691                    129,768                         116,544
11/30/99                    127,035                    131,252                         117,877
12/31/99                    128,221                    131,941                         118,494
 1/31/00                    126,824                    131,287                         117,915
 2/29/00                    126,355                    131,400                         117,993
 3/31/00                    124,039                    129,563                         116,310
 4/30/00                    125,138                    129,608                         116,341
 5/31/00                    124,627                    128,181                         115,054
 6/30/00                    126,834                    130,376                         117,020
 7/31/00                    128,205                    131,316                         117,862
 8/31/00                    129,832                    132,919                         119,285
 9/30/00                    128,496                    132,143                         118,581
10/31/00                    124,726                    128,266                         115,103
11/30/00                    119,350                    124,247                         111,496
12/31/00                    123,222                    126,942                         113,914
 1/31/01                    129,948                    134,511                         120,701
 2/28/01                    131,397                    136,635                         122,608
 3/31/01                    129,244                    134,828                         120,985
 4/30/01                    129,214                    133,355                         119,664
 5/31/01                    130,518                    135,921                         121,967
 6/30/01                    126,208                    133,118                         119,451
 7/31/01                    127,599                    135,187                         121,305
 8/31/01                    128,463                    136,497                         122,481
 9/30/01                    120,127                    127,741                         114,625
10/31/01                    123,746                    131,503                         118,002
11/30/01                    128,599                    135,775                         121,859
12/31/01                    127,572                    134,817                         121,022
 1/31/02                    128,368                    135,571                         121,698
 2/28/02                    126,022                    134,266                         120,527
 3/31/02                    128,473                    137,456                         123,390
 4/30/02                    129,808                    139,642                         125,352
 5/31/02                    127,138                    138,886                         124,674
 6/30/02                    120,094                    129,013                         117,433
 7/31/02                    117,256                    123,879                         113,077
 8/31/02                    119,673                    126,977                         115,642
 9/30/02                    118,374                    124,941                         113,970
10/31/02                    118,618                    123,888                         112,838
11/30/02                    124,668                    131,309                         119,434
12/31/02                    125,534                    133,274                         121,188
 1/31/03                    127,450                    137,110                         124,528
 2/28/03                    128,764                    138,873                         126,187
 3/31/03                    132,247                    142,470                         129,398
 4/30/03                    137,922                    150,476                         136,645
 5/31/03                    138,072                    152,102                         138,090
 6/30/03                    142,079                    156,249                         141,870
 7/31/03                    141,040                    154,018                         140,000
 8/31/03                    143,266                    156,033                         141,707
 9/30/03                    146,408                    160,201                         145,497
10/31/03                    149,228                    163,473                         148,456
11/30/03                    150,687                    165,722                         150,471
12/31/03                    154,678                    169,560                         153,925
 1/31/04                    157,686                    172,197                         156,331
 2/29/04                    157,214                    172,136                         156,305
 3/31/04                    157,997                    173,347                         157,410
 4/30/04                    158,640                    172,096                         156,286
 5/31/04                    156,486                    169,348                         153,778
 6/30/04                    158,667                    171,821                         156,018
 7/31/04                    161,154                    174,169                         158,147
 8/31/04                    163,629                    177,320                         161,010
 9/30/04                    165,712                    179,791                         163,243
10/30/04                    169,192                    183,204                         166,328
11/30/04                    172,113                    185,059                         168,008
12/31/04                    174,873                    187,811                         170,493
 1/31/05                    174,952                    187,654                         170,351
 2/28/05                    177,791                    190,297                         172,738
 3/31/05                    172,652                    185,116                         168,052
 4/30/05                    169,108                    183,197                         166,312
 5/31/05                    171,945                    186,559                         169,358
 6/30/05                    174,978                    190,103                         172,312
 7/31/05                    178,247                    193,064                         174,743
 8/31/05                    179,440                    193,767                         175,536
 9/30/05                    177,258                    191,824                         173,952
10/31/05                    175,128                    190,462                         172,417
11/30/05                    176,010                    191,363                         173,683
12/31/05                    177,634                    193,132                         175,360

                                   [END CHART]

12/31/95 = $100,000                                        Data through 12/31/05

+ Fund returns are net of all fees and costs without deduction of taxes that would be paid on redemptions of fund shares. Index returns do not reflect fees and expenses associated with operating a mutual fund.
--------------------------------------------------------------------------------
86

  UBS HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Beginning              Ending             Expenses Paid
                                                       Account Value         Account Value         During Period*
                                                        July 1, 2005       December 31, 2005      7/1/05-12/31/05
-------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000.00               $1,015.20              $0.19
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)          1,000.00                1,025.02               0.19
-------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.0375%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one half-year period).

--------------------------------------------------------------------------------

  UBS HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)
As of December 31, 2005

                                            Percentage of
                                             Net Assets
--------------------------------------------------------
Le-Natures, Inc.
   10.000%, due 06/15/13                         1.8%

Ford Motor Credit Co.
  7.375%, due 10/28/09                           1.5

Rhodia S.A.
  10.250%, due 06/01/10                          1.3

General Motors Acceptance Corp.
  7.250%, due 03/02/11                           1.3

Select Medical Corp.
   7.625%, due 02/01/15                          1.2

AK Steel Corp.
  7.750%, due 06/15/12                           1.2

Technical Olympic USA, Inc.
   7.500%, due 01/15/15                          1.2

Activant Solutions, Inc.
  10.500%, due 06/15/11                          1.2

Riddell Bell Holdings, Inc.
   8.375%, due 10/01/12                          1.1

American Airlines, Inc.
  8.608%, due 04/01/11                           1.1
--------------------------------------------------------
Total                                           12.9%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of December 31, 2005
---------------------------------------------------------------------------

BONDS
U.S. BONDS
U.S. Corporate Bonds
   Aerospace & Defense..........................................       1.94%
   Airlines ....................................................       1.10
   Auto Components..............................................       2.11
   Automobiles .................................................       1.50
   Beverages ...................................................       1.78
   Chemicals ...................................................       3.47
   Commercial Services & Supplies ..............................       4.24
   Construction & Engineering ..................................       1.44
   Consumer Finance ............................................       1.29
   Containers & Packaging.......................................       4.45
   Distributors ................................................       0.38
   Diversified Telecommunication Services ......................       2.28
   Electric Utilities ..........................................       0.77
   Energy Equipment & Services .................................       0.44
   Food & Staples Retailing ....................................       1.96
   Food Products ...............................................       3.47
   Health Care Equipment & Supplies.............................       0.75
   Health Care Providers & Services ............................       3.51
   Hotels, Restaurants & Leisure ...............................      12.11
   Household Durables ..........................................       2.69
   Household Products...........................................       2.26
   Internet & Catalog Retail ...................................       0.56
   IT Services .................................................       0.63
   Leisure Equipment & Products ................................       1.82
   Machinery ...................................................       1.43
   Media .......................................................       8.35
   Metals & Mining .............................................       2.95
   Multi-Utilities & Unregulated Power .........................       0.41
   Office Electronics ..........................................       0.99
   Oil & Gas....................................................       5.76
   Paper & Forest Products .....................................       1.17
   Personal Products ...........................................       0.99
   Road & Rail .................................................       1.00
   Software ....................................................       1.19
   Specialty Retail ............................................       0.77
   Textiles, Apparel & Luxury Goods ............................       2.56
   Transportation Infrastructure ...............................       1.00
   Wireless Telecommunication Services .........................       1.79
                                                                      -----
      Total U.S. Corporate Bonds ...............................      87.31
INTERNATIONAL BONDS
International Corporate Bonds
   Automobiles .................................................       0.82
   Chemicals ...................................................       1.87
   Diversified Telecommunication Services ......................       1.45
   Energy Equipment & Services .................................       0.52
   Food & Staples Retailing ....................................       0.80
   Household Durables ..........................................       0.72
   Paper & Forest Products .....................................       2.12
   Transportation Infrastructure ...............................       0.66

--------------------------------------------------------------------------------
88

  UBS HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of December 31, 2005

-----------------------------------------------------------------------
International Corporate Bonds (Continued)
   Wireless Telecommunication Services .....................     0.29%
                                                               ------
     Total International Corporate Bonds ...................     9.25

TOTAL BONDS ................................................    96.56
                                                               ------
EQUITIES ...................................................     0.01
SHORT-TERM INVESTMENT ......................................     0.87
                                                               ------
  TOTAL INVESTMENTS.........................................    97.44
CASH AND OTHER ASSETS, LESS LIABILITIES ....................     2.56
                                                               ------
NET ASSETS..................................................   100.00%
                                                               ======

--------------------------------------------------------------------------------

  UBS HIGH YIELD RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT          VALUE
                                                        ----------    ------------
BONDS -- 96.56%
U.S. BONDS -- 87.31%
U.S. CORPORATE BONDS -- 87.31%
AAC Group Holding Corp. (a)
   0.000%, due 10/01/12 ..........................      $1,000,000    $    722,500
Activant Solutions, Inc.
   10.500%, due 06/15/11 .........................       1,125,000       1,231,875
Advanced Accessory Systems LLC
   10.750%, due 06/15/11 .........................         575,000         462,875
Advanstar Communications, Inc.
   10.750%, due 08/15/10 .........................         750,000         822,187
Aearo Co. I
   8.250%, due 04/15/12 ..........................       1,000,000       1,015,000
Affinion Group, Inc., 144A
   10.125%, due 10/15/13 .........................         600,000         585,000
Ahern Rentals, Inc., 144A
   9.250%, due 08/15/13 ..........................         750,000         789,375
AK Steel Corp.
   7.750%, due 06/15/12 ..........................       1,400,000       1,263,500
American Airlines, Inc.
   8.608%, due 04/01/11 ..........................       1,150,000       1,142,653
American Cellular Corp., Series B
   10.000%, due 08/01/11 .........................       1,000,000       1,085,000
American Rock Salt Co. LLC
   9.500%, due 03/15/14 ..........................         800,000         808,000
Ameripath, Inc.
   10.500%, due 04/01/13 .........................         750,000         795,000
AmeriQual Group LLC, 144A
   9.000%, due 04/01/12 ..........................         725,000         752,187
Amscan Holdings, Inc.
   8.750%, due 05/01/14 ..........................         675,000         568,688
Atlas Pipeline Partners LP, 144A
   8.125%, due 12/15/15 ..........................         450,000         453,938
BE Aerospace, Inc., Series B
   8.875%, due 05/01/11 ..........................         500,000         525,000
Berry Plastics Corp.
   10.750%, due 07/15/12 .........................         775,000         833,125
Brookstone Co., Inc., 144A
   12.000%, due 10/15/12 .........................         625,000         584,375
Buckeye Technologies, Inc.
   8.000%, due 10/15/10 ..........................         500,000         475,000
Buffets, Inc.
   11.250%, due 07/15/10 .........................         500,000         510,000
Cadmus Communications Corp.
   8.375%, due 06/15/14 ..........................         650,000         667,875
Carriage Services, Inc.
   7.875%, due 01/15/15 ..........................         625,000         635,938
CCH I LLC, 144A
   11.000%, due 10/01/15 .........................         622,000         522,480
Cellu Tissue Holdings, Inc.
   9.750%, due 03/15/10 ..........................         750,000         742,500
Century Aluminum Co.
   7.500%, due 08/15/14 ..........................       1,000,000         985,000
Cenveo Corp.
   9.625%, due 03/15/12 ..........................         750,000         810,000
Chaparral Energy, Inc., 144A
   8.500%, due 12/01/15 ..........................         625,000         646,875
Chukchansi Economic Development Authority, 144A
   8.000%, due 11/15/13 ..........................         750,000         769,687
Cincinnati Bell, Inc.
   8.375%, due 01/15/14 ..........................         750,000         737,812
Circus & Eldorado Joint Venture Corp..............
   10.125%, due 03/01/12 .........................         600,000         634,500
Clarke American Corp.,144A
   11.750%, due 12/15/13 .........................         625,000         625,000
Clayton Williams Energy, Inc.
   7.750%, due 08/01/13 ..........................       1,000,000         960,000
Collins & Aikman Floor Cover, Series B
   9.750%, due 02/15/10 ..........................         500,000         440,000
Comstock Resources, Inc.
   6.875%, due 03/01/12 ..........................         750,000         734,062
Cooper Standard Automotive, Inc.
   8.375%, due 12/15/14 ..........................       1,000,000         760,000
Crown Cork & Seal Co., Inc.
   8.000%, due 04/15/23 ..........................         750,000         720,000
CSC Holdings, Inc., Series B
   8.125%, due 07/15/09 ..........................       1,000,000       1,010,000
Da-Lite Screen Co., Inc.
   9.500%, due 05/15/11 ..........................         425,000         446,250
Dole Food Co., Inc.
   8.875%, due 03/15/11 ..........................       1,000,000       1,025,000
DRS Technologies, Inc.
   6.875%, due 11/01/13 ..........................         500,000         478,125
Dycom Industries, Inc., 144A
   8.125%, due 10/15/15 ..........................         700,000         700,000
Energy Partners Ltd.
   8.750%, due 08/01/10 ..........................         675,000         691,875
Equinox Holdings, Inc.
   9.000%, due 12/15/09 ..........................       1,000,000       1,068,750
FastenTech, Inc.
   11.500%, due 05/01/11 .........................         750,000         735,000
Ford Motor Credit Co.
   7.375%, due 10/28/09 ..........................       1,750,000       1,552,050
General Motors Acceptance Corp.
   7.250%, due 03/02/11 ..........................       1,450,000       1,332,750
Giant Industries, Inc.
   11.000%, due 05/15/12 .........................         509,000         566,263
Gregg Appliances, Inc.
   9.000%, due 02/01/13 ..........................         875,000         791,875
GSC Holdings Corp., 144A
   8.000%, due 10/01/12 ..........................         850,000         799,000
Gulfmark Offshore, Inc.
   7.750%, due 07/15/14 ..........................       1,000,000       1,040,000
Hercules, Inc.
   6.500%, due 06/30/29 ..........................       1,000,000         742,500
Hertz Corp., 144A
   8.875%, due 01/01/14 ..........................         400,000         407,500
Houghton Mifflin Co. (a)
   0.000%, due 10/15/13 ..........................       1,000,000         785,000
Hydrochem Industrial Services, 144A
   9.250%, due 02/15/13 ..........................         500,000         480,000
Ingles Markets, Inc.
   8.875%, due 12/01/11 ..........................         550,000         569,250
Insight Communications Co., Inc. (a)
   0.000%, due 02/15/11 ..........................         550,000         574,750
Interface, Inc.
   10.375%, due 02/01/10 .........................       1,000,000       1,082,500
Isle of Capri Casinos, Inc.
   7.000%, due 03/01/14 ..........................         875,000         853,125
Jacobs Entertainment Co.
   11.875%, due 02/01/09 .........................         450,000         477,563
Jafra Cosmetics International, Inc.
   10.750%, due 05/15/11 .........................         362,000         396,390

--------------------------------------------------------------------------------
90

  UBS HIGH YIELD RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT          VALUE
                                                        ----------    ------------
Kansas City Southern Railway Co.
   7.500%, due 06/15/09 ..........................      $1,000,000    $  1,032,500
Land O' Lakes, Inc.
   8.750%, due 11/15/11 ..........................       1,000,000       1,050,000
Landry's Restaurants, Inc., Series B
   7.500%, due 12/15/14 ..........................         900,000         841,500
Le-Natures, Inc., 144A
   10.000%, due 06/15/13 .........................       1,750,000       1,837,500
Levi Strauss & Co.
   12.250%, due 12/15/12 .........................         975,000       1,087,125
LIN Television Corp., Series B
   6.500%, due 05/15/13 ..........................         750,000         719,063
Mandalay Resort Group
   6.500%, due 07/31/09 ..........................         500,000         505,625
Mediacom LLC
   9.500%, due 01/15/13 ..........................         750,000         732,187
Midwest Generation LLC
   8.750%, due 05/01/34 ..........................         725,000         798,406
Mirant North America LLC, 144A
   7.375%, due 12/31/13 ..........................         425,000         429,781
MTR Gaming Group, Inc., Series B
   9.750%, due 04/01/10 ..........................       1,000,000       1,067,500
Nexstar Finance Holdings LLC (a)
   0.000%, due 04/01/13 ..........................         450,000         339,188
Nexstar Finance, Inc.
   7.000%, due 01/15/14 ..........................         700,000         641,375
Omnova Solutions, Inc.
   11.250%, due 06/01/10 .........................         750,000         781,875
Owens Illinois, Inc.
   7.800%, due 05/15/18 ..........................       1,000,000         995,000
Pantry, Inc.
   7.750%, due 02/15/14 ..........................       1,000,000       1,000,000
Pathmark Stores, Inc.
   8.750%, due 02/01/12 ..........................         500,000         466,875
Pinnacle Foods Holding Corp.
   8.250%, due 12/01/13 ..........................       1,000,000         952,500
Pliant Corp.
   11.125%, due 09/01/09 .........................         575,000         511,750
Pogo Producing Co., 144A
   6.875%, due 10/01/17 ..........................         425,000         414,375
Port Townsend Paper Corp., 144A
   12.000%, due 04/15/11 .........................         950,000         608,000
Prestige Brands, Inc.
   9.250%, due 04/15/12 ..........................       1,000,000         985,000
Psychiatric Solutions, Inc.
   7.750%, due 07/15/15 ..........................         900,000         929,250
Qwest Communications International, Inc.
   7.250%, due 02/15/11 ..........................         750,000         765,000
Rafaella Apparel Group, Inc., 144A
   11.250%, due 06/15/11 .........................         625,000         612,500
Resolution Performance Products, Inc.
   13.500%, due 11/15/10 .........................         750,000         793,125
Riddell Bell Holdings, Inc.
   8.375%, due 10/01/12 ..........................       1,250,000       1,159,375
River Rock Entertainment Authority
   9.750%, due 11/01/11 ..........................       1,000,000       1,077,500
Rockwood Specialties Group, Inc.
   10.625%, due 05/15/11 .........................         638,000         699,408
San Pasqual Casino, 144A
   8.000%, due 09/15/13 ..........................         650,000         659,750
Sbarro, Inc.
   11.000%, due 09/15/09 .........................         750,000         746,250
Select Medical Corp.
    7.625%, due 02/01/15 .........................       1,325,000       1,275,312
Seneca Gaming Corp.
    7.250%, due 05/01/12 .........................         475,000         477,969
Sequa Corp.
    9.000%, due 08/01/09 .........................         950,000       1,009,375
Sheridan Group, Inc.
    10.250%, due 08/15/11 ........................         800,000         823,000
Sinclair Broadcast Group, Inc.
    8.000%, due 03/15/12 .........................       1,000,000       1,030,000
Sirius Satellite Radio, Inc., 144A
    9.625%, due 08/01/13 .........................         500,000         492,500
Solo Cup Co.
    8.500%, due 02/15/14 .........................       1,075,000         940,625
Stanadyne Corp.
    10.000%, due 08/15/14 ........................       1,000,000         960,000
Stone Energy Corp.
    6.750%, due 12/15/14 .........................       1,000,000         947,500
Technical Olympic USA, Inc.
    7.500%, due 01/15/15 .........................       1,500,000       1,260,000
Terra Capital, Inc.
    12.875%, due 10/15/08 ........................         500,000         582,500
The Restaurant Co., 144A
    10.000%, due 10/01/13 ........................         575,000         531,875
Tommy Hilfiger USA, Inc.
    6.850%, due 06/01/08 .........................         500,000         515,000
Unisys Corp.
    8.000%, due 10/15/12 .........................         700,000         647,500
Universal Hospital Services, Inc.
    10.125%, due 11/01/11 ........................         750,000         776,250
Valor Telecommunications Enterprises LLC
    7.750%, due 02/15/15 .........................          825,000        862,125
Vertis, Inc., Series B
    10.875%, due 06/15/09 ........................        1,000,000        985,000
Wheeling Island Gaming, Inc.
    10.125%, due 12/15/09 ........................          900,000        943,875
Whiting Petroleum Corp.
    7.250%, due 05/01/12 .........................        1,000,000      1,012,500
Wolverine Tube, Inc., 144A
    7.375%, due 08/01/08 .........................        1,000,000        747,500
Wornick Co.
    10.875%, due 07/15/11 ........................          550,000        563,750
Wynn Las Vegas Capital Corp.
    6.625%, due 12/01/14 .........................          650,000        632,125
Xerox Capital Trust I
    8.000%, due 02/01/27 .........................        1,000,000      1,030,000
Zeus Special Subsidiary Ltd., 144A (a)
    0.000%, due 02/01/15 .........................        1,175,000        772,562
                                                                      ------------

Total U.S. Bonds                                                        90,480,649
                                                                      ------------
INTERNATIONAL BONDS -- 9.25%
INTERNATIONAL CORPORATE BONDS -- 9.25%
BERMUDA -- 0.29%
Intelsat Bermuda Ltd., 144A
   8.625%, due 01/15/15 ..........................          300,000        303,000
                                                                      ------------
CANADA -- 4.45%
Ainsworth Lumber Co., Ltd.
   7.250%, due 10/01/12 ..........................          950,000        855,000

--------------------------------------------------------------------------------

  UBS HIGH YIELD RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT          VALUE
                                                        ----------    ------------
General Motors Nova Scotia Finance Co.
   6.850%, due 10/15/08 ..........................      $1,125,000    $    843,750
Jean Coutu Group, Inc.
   8.500%, due 08/01/14 ..........................         900,000         823,500
MAAX Corp.
   9.750%, due 06/15/12 ..........................         750,000         592,500
Maax Holdings, Inc. (a)
   0.000%, due 12/15/12 ..........................         500,000         155,625
Millar Western Forest Products Ltd.
   7.750%, due 11/15/13 ..........................       1,000,000         745,000
Tembec Industries, Inc.
   8.500%, due 02/01/11 ..........................         400,000         222,000
   8.625%, due 06/30/09 ..........................         650,000         370,500
                                                                      ------------
                                                                         4,607,875
                                                                      ------------
CAYMAN ISLANDS -- 0.52%
Bluewater Finance Ltd.
   10.250%, due 02/15/12 .........................         500,000         537,500
                                                                      ------------
FRANCE -- 1.32%
Rhodia S.A.
   10.250%, due 06/01/10 .........................       1,250,000       1,368,750
                                                                      ------------
LUXEMBOURG -- 1.40%
Nell AF SARL, 144A
   8.375%, due 08/15/15 ..........................         575,000         569,250
Wind Acquisition Finance S.A., 144A
   10.750%, due 12/01/15 .........................         850,000         877,625
                                                                      ------------
                                                                         1,446,875
                                                                      ------------
SWEDEN -- 0.66%
Stena AB
   7.000%, due 12/01/16 ..........................         750,000         686,250
                                                                      ------------
UNITED KINGDOM -- 0.61%
Inmarsat Finance PLC
   7.625%, due 06/30/12 ..........................         611,000         630,094
                                                                      ------------

Total International Corporate Bonds                                      9,580,344
                                                                      ------------

Total Bonds (Cost $102,932,780) ..................                     100,060,993
                                                                      ------------

                                                          SHARES
                                                        ----------
EQUITIES -- 0.01%
U.S. EQUITIES -- 0.01%
MEDIA -- 0.01%
Pegasus Communications Corp., Class A (b)                    2,323           9,174
                                                                      ------------

Total Equities (Cost $87,120) ....................                           9,174
                                                                      ------------

                                                         NUMBER OF
                                                         WARRANTS
                                                        ----------
WARRANTS -- 0.00% (b)(c)(d)
Dayton Superior Corp.,
   expires 06/15/09 (e) ..........................           1,500               0
HF Holdings, Inc.,
   expires 09/27/09 ..............................           8,680               0
Pliant Corp.,
   expires 06/01/10 (e) ..........................           1,090              11
                                                                      ------------

Total Warrants (Cost $4,746,048) .................                              11
                                                                      ------------

                                                          SHARES
                                                        ----------
SHORT-TERM INVESTMENT -- 0.87%
UBS Supplementary Trust --
   U.S. Cash Management Prime Fund*,
   yield of 4.36% (Cost $897,265) ................         897,265         897,265
                                                                      ------------
Total Investments -- 97.44%
   (Cost $108,663,213) ...........................                     100,967,443
Cash and other assets, less liabilities -- 2.56%                         2,657,331
                                                                      ------------
Net Assets -- 100.00% ............................                    $103,624,774
                                                                      ============

NOTES TO SCHEDULE OF INVESTMENTS
      Aggregate cost for federal income tax purposes was $108,663,213; and net unrealized depreciation consisted of:

Gross unrealized appreciation .............    $ 1,192,714
                                               -----------
Gross unrealized depreciation .............     (8,888,484)
                                               -----------
  Net unrealized depreciation .............    $(7,695,770)
                                               ===========

(a) Step Bonds -- Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2005. Maturity date disclosed is the ultimate maturity date.
(b)   Non-income producing security.
(c) Security is illiquid. These securities amounted to $11 or 0.00% of net assets as of December 31, 2005.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of December 31, 2005, are considered illiquid and restricted.
(e) Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2005, the value of these securities amounted to $11 or 0.00% of net assets.
*     Investment in affiliated mutual fund.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $16,971,635 or 16.38% of net assets.

--------------------------------------------------------------------------------
92

  UBS HIGH YIELD RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

RESTRICTED SECURITIES

                                                                   ACQUISITION                 MARKET VALUE
                                                                      COST                         AS A
                                  ACQUISITION     ACQUISITION       PERCENTAGE      MARKET     PERCENTAGE OF
SECURITY                              DATE           COST         OF NET ASSETS      VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Dayton Superior Corp.,
   expires 06/15/09 ............    08/17/00      $        0          0.00%           $ 0          0.00%
HF Holdings, Inc.,
   expires 09/27/09 ............    01/08/01       4,746,048          2.20              0          0.00
Pliant Corp.,
   expires 06/01/10 ............    11/27/00               0          0.00             11          0.00

--------------------------------------------------------------------------------
               See accompanying notes to financial statements.                93

  UBS ABSOLUTE RETURN BOND RELATIONSHIP FUND
--------------------------------------------------------------------------------

For the period December 6, 2005 to December 31, 2005, UBS Absolute Return Bond Relationship Fund (the "Fund") returned 0.26%, versus the 0.31% return of its benchmark, the U.S. Libor 3-Month Index (the "Index"). (Returns over the time period are shown on page 95; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

A NEW ABSOLUTE RETURN BOND FUND THAT IS NOT MANAGED TO A BENCHMARK

The Fund is an extension of our existing strategies. The key difference is that this Fund is not tied to a benchmark. Although not a guarantee, we seek to provide investors with consistent absolute positive returns over time, regardless of the market environment.

The Fund leverages the same time-tested capabilities we use to manage all of the UBS fixed income portfolios: a global scope, risk management and fundamental, in depth research. At the core of UBS Absolute Return Bond Fund is a global portfolio of investment grade government, corporate and mortgage bonds. In contrast to traditional bond funds, the Fund seeks to manage interest rate risk using interest rate derivatives. The duration of the bonds held in the Fund provides a measure of the portfolio's sensitivity to interest rate movements. The further the duration is from a neutral stance, the more sensitive the portfolio is to changes in interest rates. The overall duration of the Fund can vary between a maximum of +3 years and a minimum of -3 years. Combined, these strategies may enable the Fund to generate more consistently positive returns over time. Of course, there is no guarantee that the Fund will achieve its investment objective, and it could lose money.

FUND OFF TO A GOOD START IN A CHALLENGING MARKET

December was a difficult month for fixed-income markets, with yields on long-term securities rising and actually causing the curve to invert in some areas. The Fund's positioning reflected our expectation of increasing global interest rates, and generally benefited performance. With regard to single interest rate curve opportunities, we consider the long end of the US interest rate curve to be overbought. We believe the US curve will likely steepen again in the near future, and will closely monitor that situation to take exposure as we find it appropriate.

During the period, management focused on implementing the strategy. The portfolio held a sizable position in securitized bonds, which generally performed well at the end of 2005. Regarding duration, the fund had a moderately negative stance, which we believe we will maintain over the short term as we expect interest rates, particularly in the United States, to continue to rise over the coming months.

           -----------------------------------------------------------
           This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005. The views and opinions in the letter were current as of February 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------
94

  UBS ABSOLUTE RETURN BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOTAL RETURN (UNAUDITED)

                                                                      12/06/05* to
                                                                        12/31/05
----------------------------------------------------------------------------------
UBS ABSOLUTE RETURN BOND RELATIONSHIP FUND                                0.26%
----------------------------------------------------------------------------------
U.S. Libor 3-Month Index                                                  0.31
----------------------------------------------------------------------------------

*     Performance inception date of UBS Absolute Return Bond Relationship Fund.

      Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Absolute Return Bond Relationship Fund and the U.S. Libor 3-Month Index if you had invested $100,000 on December 6, 2005, the Fund's inception date. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

UBS ABSOLUTE RETURN RELATIONSHIP FUND VS. U.S. LIBOR 3-MONTH INDEX+

[CHART OF UBS ABSOLUTE RETURN RELATIONSHIP FUND VS. U.S. LIBOR 3-MONTH INDEX+]

                   UBS ABSOLUTE
                   RETURN BOND
                 RELATIONSHIP FUND          U.S. LIBOR 3 MONTH INDEX
12/06/05             $100,000                      $100,000
12/31/05              100,257                       100,310

                                 [END CHART]

12/06/05 = $100,000                                        Data through 12/31/05

+ Fund returns are net of all fees and costs without deduction of taxes that would be paid on redemptions of fund shares. Index returns do not reflect fees and expenses associated with operating a mutual fund.

--------------------------------------------------------------------------------

  UBS ABSOLUTE RETURN BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The hypothetical example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that the Fund commenced operations on December 6, 2005, therefore, "Actual Expenses Paid During the Period" reflect activity from December 6, 2005 through December 31, 2005.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Fund commenced investment operations on December 6, 2005, the "Hypothetical Expenses Paid During Period" reflect projected activity for the full six month period for purposes of comparability. This projection assumes that the annualized expense ratio for the Fund was in effect during the period from July 1, 2005 to December 6, 2005.

                                                                         Ending            Expenses Paid
                                                    Beginning         Account Value       During Period**
                                                 Account Value*     December 31, 2005    12/6/05-12/31/05
------------------------------------------------------------------------------------------------------------
Actual                                             $1,000.00            $1,002.60             $0.07
------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)     1,000.00             1,024.70              0.51
------------------------------------------------------------------------------------------------------------

*   The Fund commenced investment operations on December 6, 2005.

** Expenses are equal to the Fund's annualized net expense ratio of 0.1000%, multiplied by the average account value over the period, multiplied by 25 divided by 365 (to reflect the actual days in the period for the actual example) and multiplied by 184 divided by 365 (to reflect the one-half year period for the hypothetical example).

--------------------------------------------------------------------------------
96

  UBS ABSOLUTE RETURN BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN U.S. BOND HOLDINGS (UNAUDITED)
As of December 31, 2005

                                                         Percentage of
                                                           Net Assets
-----------------------------------------------------------------------
DLJ Commercial Mortgage Corp.,
  00-CF1, Class A3
  7.920%, due 06/10/33                                         4.1%

Bear Stearns Commercial Mortgage Securities,
  02-FL1A, Class B
  4.735%, due 08/03/14                                         3.8

Goldman Sachs Group, Inc.
  5.121%, due 09/29/14                                         3.8

HSBC Finance Corp.
  4.518%, due 07/19/12                                         3.7

TYHOT, 05-ILUX,
  Class K
  5.570%, due 01/15/21                                         3.7

Adjustable Rate Mortgage Trust,
  05-12, Class 2A1
  5.750%, due 03/25/36                                         3.7

First Auto Receivables Group Trust,
  03-2, Class A4
  3.314%, due 09/15/10                                         3.7

Saco I Trust,
  05-WM2, Class B1
  6.500%, due 07/25/35                                         3.7

Wells Fargo Mortgage Backed Securities Trust,
  05-AR2, Class 3A1
  4.950%, due 03/25/35                                         3.7

Residential Accredit Loans, Inc.,
  05-QS13, Class 1A6
  5.500%, due 09/25/35                                         3.6
-----------------------------------------------------------------------
Total                                                         37.5%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of December 31, 2005

-------------------------------------------------------------------------
BONDS
U.S. BONDS
U.S. Corporate Bonds
  Capital Markets .........................................     8.63%
  Diversified Financial Services ..........................     3.86
  Real Estate .............................................     2.56
                                                              ------
     Total U.S. Corporate Bonds ...........................    15.05
Asset-Backed Securities ...................................    23.22
Commercial Mortgage-Backed Securities .....................    14.21
Mortgage & Agency Debt Securities .........................    14.41
                                                              ------
     Total U.S. Bonds .....................................    66.89*
INVESTMENT COMPANY ........................................    22.44
SHORT-TERM INVESTMENT .....................................     0.12*
                                                              ------
  TOTAL INVESTMENTS .......................................    89.45
CASH AND OTHER ASSETS, LESS LIABILITIES ...................    10.55
                                                              ------
NET ASSETS ................................................   100.00%
                                                              ======

* The Fund held short positions in U.S. Treasury Futures which decreased U.S. Bond exposure from 66.89% to 66.85%. The Fund also held short positions in foreign currency futures, which had no impact to the Fund. These adjustments resulted in a net decrease to the Fund's exposure to Short-Term investments from 0.12% to 0.08%.

--------------------------------------------------------------------------------

  UBS ABSOLUTE RETURN BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                          FACE
                                                                         AMOUNT           VALUE
                                                                      -----------      -----------
U.S. BONDS-- 66.89%
U.S. CORPORATE BONDS-- 15.05%
Countrywide Financial Corp.+
  5.260%, due 04/01/11 .............................................   $1,000,000      $   999,766
EOP Operating LP+
  5.130%, due 10/01/10 .............................................    1,000,000        1,008,508
Goldman Sachs Group, Inc.+
  5.121%, due 09/29/14 .............................................    1,500,000        1,521,990
HSBC Finance Corp.+
  4.518%, due 07/19/12 .............................................    1,500,000        1,500,428
Morgan Stanley+
  4.661%, due 10/15/15 .............................................    1,000,000        1,005,113
                                                                                       -----------
                                                                                         6,035,805
                                                                                       -----------
ASSET-BACKED SECURITIES-- 23.22%
First Auto Receivables Group Trust, 144A
  03-2, Class A4
  3.314%, due 09/15/10 .............................................    1,500,000        1,476,092
First National Master Note Trust,
  03-1, Class B
  2.760%, due 08/15/08 .............................................    1,000,000          995,874
Metris Master Trust,
  05-2, Class C, 144A+
  4.920%, due 09/20/11 .............................................    1,100,000        1,100,000
Navistar Financial Corp.
  3.930%, due 10/15/12 .............................................      757,213          734,551
Providian Gateway Master Trust,
  04-BA, Class D, 144A+
  5.769%, due 07/15/10 .............................................    1,000,000        1,003,950
Saco I Trust,
  05-WM2, Class B1 (a)
  6.500%, due 07/25/35 .............................................    1,500,000        1,468,523
Structured Asset Securities Corp., 144A+
  05-S7, Class M9
  6.879%, due 12/25/35 .............................................    1,000,000          972,773
Susquehanna Auto Lease Trust,
  03-1, Class C, 144A
  4.810%, due 11/14/08 .............................................      400,000          398,424
Terwin Mortgage Trust,
  06-1, Class 2M2 (a)
  4.250%, due 01/25/37 .............................................    1,250,000        1,159,996
                                                                                       -----------
                                                                                         9,310,183
                                                                                       -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES-- 14.21%
Bear Stearns Commercial Mortgage Securities,
  02-FL1A, Class B, 144A+
  4.735%, due 08/03/14 .............................................    1,529,581        1,529,581
Bear Stearns Commercial Mortgage Securities,
  04-ESA, Class G, 144A
  5.377%, due 05/14/16 .............................................    1,000,000        1,008,185
DLJ Commercial Mortgage Corp.,
  00-CF1, Class A3
  7.920%, due 06/10/33 .............................................    1,500,000        1,659,259
TYHOT, 05-lLUX,
  Class K,144A
  5.570%, due 01/15/21..............................................    1,500,000        1,499,997
                                                                                       -----------
                                                                                         5,697,022
                                                                                       -----------
MORTGAGE & AGENCY DEBT SECURITIES-- 14.41%
Adjustable Rate Mortgage Trust,
  05-12, Class 2A1+
  5.750%, due 03/25/36 .............................................    1,477,342        1,485,408
First Horizon Alternative Mortgage
  Securities, Inc.,05-AA7, Class 2A1+
  5.446%, due 09/25/35 .............................................    1,382,692        1,382,111
Residential Accredit Loans, Inc.,
  05-QS13, Class 1A6
  5.500%, due 09/25/35 .............................................    1,453,722        1,443,654
Wells Fargo Mortgage Backed Securities Trust,
  05-AR2, Class 3A1+
  4.950%, due 03/25/35 .............................................    1,487,780        1,465,696
                                                                                       -----------
                                                                                         5,776,869
                                                                                       -----------
  Total U.S. Bonds (cost $26,822,464) ..............................                    26,819,879
                                                                                       -----------
                                                                         SHARES
                                                                       ----------
INVESTMENT COMPANY -- 22.44%
UBS U.S. Cash Management Prime
  Relationship Fund*, yield of 4.35%
  (Cost $9,000,000) ................................................    9,000,000        9,000,000
                                                                                       -----------
                                                                          FACE
                                                                         AMOUNT
                                                                       ----------
SHORT-TERM INVESTMENT-- 0.12%
U.S. GOVERNMENT OBLIGATIONS -- 0.12%
U.S. Treasury Bills,
  yield of 3.85%, due 03/09/06 (b)
  (Cost $49,645) ...................................................      $50,000           49,648
                                                                                       -----------
Total Investments -- 89.45%
  (Cost $35,872,109) ...............................................                    35,869,527
Cash and other assets, less liabilities -- 10.55%                                        4,233,412
                                                                                       -----------
Net Assets -- 100.00%                                                                  $40,102,939
                                                                                       ===========

--------------------------------------------------------------------------------
98

  UBS ABSOLUTE RETURN BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

    Aggregate cost for federal income tax purposes was $35,872,109; and net unrealized appreciation consisted of:

Gross unrealized appreciation .....................................    $ 13,377
Gross unrealized depreciation .....................................     (15,959)
                                                                       --------
  Net unrealized depreciation .....................................    $ (2,582)
                                                                       ========

+ Floating rate securities -- The interest rates shown are current rates as of December 31, 2005.
(a) Step Bonds -- Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2005. Maturity date disclosed is the ultimate maturity date.
(b) This security was pledged to cover margin requirements for futures contracts.
*    Investment in affiliated mutual fund.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005 the value of these securities amounted to $8,989,002 or 22.41% of net assets.

FUTURES CONTRACTS
UBS Absolute Return Bond Relationship Fund had the following open futures contracts as of December 31, 2005:

                                                                                                                   UNREALIZED
                                                                   EXPIRATION                                     APPRECIATION/
                                                                      DATES           PROCEEDS        VALUE      (DEPRECIATION)
                                                                 --------------     -----------    -----------   --------------
U.S. TREASURY FUTURES SALE CONTRACTS:
2 Year U.S. Treasury Notes, 78 contracts .....................     March 2006       $15,997,626    $16,004,625      $ (6,999)
5 Year U.S. Treasury Notes, 34 contracts .....................     March 2006         3,606,567      3,615,688        (9,121)

CURRENCY FUTURES SALE CONTRACTS:
Eurodollar, 2 contracts ......................................     March 2006           476,192        476,125            67
Eurodollar, 2 contracts ......................................      June 2006           475,817        475,775            42
Eurodollar, 2 contracts ......................................   September 2006         475,842        475,800            42
Eurodollar, 2 contracts ......................................    December 2006         476,067        476,025            42
                                                                                                                    --------
    Total net unrealized depreciation on futures contracts ...                                                      $(15,927)
                                                                                                                    ========

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at December 31, 2005 was $49,648.

--------------------------------------------------------------------------------

  UBS EMERGING MARKETS DEBT RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2005, UBS Emerging Market Debt Relationship Fund (the "Fund") returned 14.91%, versus the 11.03% return of its benchmark, the Emerging Markets Debt Benchmark Index (the "Index"). For the 10-year period ended, the Fund returned 17.52%, on an annualized basis, versus the 13.38% annualized return of the Index. (Returns over various time periods are shown on page 101; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Security selection and country allocations were primarily responsible for the Fund's outperformance of the benchmark during the fiscal year.

ANOTHER SOLID YEAR FOR EMERGING MARKETS DEBT

Emerging markets debt (EMD) posted another year of solid performance in 2005. Economic growth for many of the countries within the asset class was strong throughout the year. The major economies of Latin America grew in concert during the period, generating positive sentiment toward those economies. Elsewhere, the potential for conversion to the European Union has propped up a number of the economies of Eastern Europe, an increasingly important region for EMD. These trends were important themes with a positive impact on the asset class throughout the year. As a result, performing EMD spreads narrowed and closed the year roughly 235 basis points above equivalent US Treasury yields.

With regard to specific positions, the Fund's largest overweight during the year was to Argentina. It included investments in performing government securities such as the Boden 12, which performed quite well and had a significant and positive impact on fund performance. The Fund also held a significant position in Brazilian securities during the fiscal year. These performed well as economic growth outweighed bouts of political noise in that country, and thus benefiting fund performance also. Indonesia was a position of interest at year-end, as we positioned the portfolio to benefit from a potential recovery in that country after a recent bout of market turbulence. Mexico was the largest underweight in the portfolio during the year, driven by our view that better investment opportunities existed elsewhere.

PORTFOLIO POSITIONED TO SEEK OUT OPPORTUNITIES IN 2006

The portfolio has continued to seek opportunities in local markets as fundamentals have been favorable and interest rates relatively high. This is something that we expect to continue pursuing in the months ahead. From a risk perspective, US interest rate duration continues to be lower relative to that of the benchmark. Still, the portfolio carries a higher yield, and has exposure to local market currencies, which represents a calculated risk.

           -----------------------------------------------------------
           This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005. The views and opinions in the letter were current as of February 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------
100

  UBS EMERGING MARKETS DEBT RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                      1 year         5 years        10 years
                                                      ended          ended           ended
                                                     12/31/05       12/31/05        12/31/05
----------------------------------------------------------------------------------------------
UBS EMERGING MARKETS DEBT RELATIONSHIP FUND*           14.91%         16.71%          17.52%
----------------------------------------------------------------------------------------------
UBS EMERGING MARKETS DEBT RELATIONSHIP FUND**          14.34          16.59           17.46
----------------------------------------------------------------------------------------------
Emerging Markets Debt Benchmark Index(1)               11.03          12.32           13.38
----------------------------------------------------------------------------------------------
JP Morgan EMBI - Global Index                          10.73          12.25           12.99
----------------------------------------------------------------------------------------------
JP Morgan EMBI+ Index                                  11.86          12.79           13.62
----------------------------------------------------------------------------------------------

* Return does not include the payment of a 0.50% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

** Standardized total return - Includes the payment of a 0.50% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

1    An unmanaged index compiled by the Advisor, constructed as follows:
     Inception 12/31/90 - 12/31/95: 100% J.P. Morgan EMBI; 01/1/96 - 06/30/00:
     100% J.P. Morgan EMBI+; 07/1/00 - 10/31/05: 100% J.P. Morgan EMBI Global;
     11/1/05 - current: 70% J.P. Morgan EMBI Global and 30% J.P. Morgan GBI-EM Open.

     Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Emerging Markets Debt Relationship Fund (excluding transaction charges), the Emerging Markets Debt Benchmark Index, the JP Morgan EMBI Global Index and the JP Morgan EMBI+ Index if you had invested $100,000 on December 31, 1995. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

UBS EMERGING MARKETS DEBT RELATIONSHIP FUND VS. EMERGING MARKETS DEBT BENCHMARK INDEX, JP MORGAN EMBI GLOBAL INDEX & JP MORGAN EMBI+ INDEX+

[CHART OF UBS EMERGING MARKETS DEBT RELATIONSHIP FUND VS. EMERGING MARKETS
 DEBT BENCHMARK INDEX, JP MORGAN EMBI GLOBAL INDEX & JP MORGAN EMBI+ INDEX+]

             UBS EMERGING MARKETS       EMERGING MARKETS      JP MORGAN EMBI    JP MORGAN
            DEBT RELATIONSHIP FUND    DEBT BENCHMARK INDEX     GLOBAL INDEX    EMBI+ INDEX
12/31/95           $100,000                 $100,000             $100,000        $100,000
 1/31/96            109,490                  107,600              108,525         107,600
 2/29/96            102,119                  101,664              102,297         101,664
 3/31/96            104,728                  103,980              104,590         103,980
 4/30/96            111,291                  109,653              109,762         109,653
 5/31/96            113,604                  111,550              111,467         111,550
 6/30/96            117,167                  115,471              114,559         115,471
 7/31/96            119,619                  117,884              115,793         117,884
 8/31/96            124,772                  122,215              119,463         122,214
 9/30/96            134,298                  130,096              126,454         130,096
10/31/96            135,951                  131,118              127,494         131,118
11/30/96            143,470                  137,657              133,776         137,657
12/31/96            145,030                  139,311              135,228         139,311
 1/31/97            150,821                  143,169              139,335         143,169
 2/28/97            153,736                  145,653              141,609         145,653
 3/31/97            147,990                  140,400              136,890         140,400
 4/30/97            152,638                  144,557              140,912         144,557
 5/31/97            159,007                  150,166              145,688         150,166
 6/30/97            164,043                  153,623              148,879         153,623
 7/31/97            171,012                  159,997              155,032         159,997
 8/31/97            171,171                  159,349              154,279         159,349
 9/30/97            176,618                  164,219              158,561         164,219
10/31/97            159,713                  145,302              141,759         145,302
11/30/97            167,877                  152,201              147,770         152,201
12/31/97            173,777                  157,446              151,385         157,446
 1/31/98            174,631                  157,128              152,112         157,128
 2/28/98            180,874                  161,625              156,132         161,625
 3/31/98            185,302                  165,648              159,677         165,648
 4/30/98            185,484                  166,050              160,047         166,050
 5/31/98            181,175                  160,382              155,214         160,382
 6/30/98            175,219                  155,752              151,281         155,752
 7/31/98            176,082                  156,819              152,164         156,819
 8/31/98            124,897                  111,756              110,562         111,756
 9/30/98            131,323                  122,685              120,115         122,684
10/31/98            139,334                  130,622              127,788         130,622
11/30/98            152,859                  138,310              136,549         138,310
12/31/98            150,595                  134,852              133,908         134,852
 1/31/99            147,223                  129,845              130,857         129,844
 2/28/99            149,284                  131,709              132,151         131,709
 3/31/99            160,570                  141,673              140,907         141,673
 4/30/99            173,098                  151,355              149,573         151,354
 5/31/99            165,254                  142,726              141,848         142,725
 6/30/99            171,141                  149,109              147,298         149,108
 7/31/99            169,975                  146,017              144,843         146,016
 8/31/99            169,901                  145,808              144,938         145,808
 9/30/99            176,362                  150,895              149,494         150,895
10/31/99            184,556                  156,718              154,790         156,717
11/30/99            187,796                  161,155              158,934         161,154
12/31/99            198,415                  169,878              166,285         169,878
 1/31/00            197,625                  166,515              163,725         166,515
 2/29/00            208,353                  177,240              172,524         177,240
 3/31/00            214,110                  182,823              177,213         182,823
 4/30/00            210,235                  179,332              173,945         179,332
 5/31/00            204,963                  174,768              169,924         174,767
 6/30/00            217,535                  183,637              177,841         183,636
 7/31/00            224,143                  188,880              182,919         189,185
 8/31/00            230,917                  194,904              188,753         195,842
 9/30/00            226,978                  192,803              186,718         193,185
10/31/00            222,540                  188,890              182,929         188,848
11/30/00            221,494                  188,130              182,192         187,869
12/31/00            232,133                  196,435              190,235         196,487
 1/31/01            245,045                  205,911              199,412         206,521
 2/28/01            240,427                  203,169              196,757         203,243
 3/31/01            237,421                  200,897              194,556         200,461
 4/30/01            237,325                  199,926              193,616         199,278
 5/31/01            244,256                  204,747              198,285         204,192
 6/30/01            250,112                  207,871              201,311         207,340
 7/31/01            237,495                  197,105              190,884         194,475
 8/31/01            247,697                  205,928              199,429         204,086
 9/30/01            238,710                  199,198              192,911         196,611
10/31/01            241,647                  199,305              193,014         195,461
11/30/01            248,211                  196,759              190,549         192,177
12/31/01            257,229                  199,104              192,820         194,938
 1/31/02            262,700                  202,786              196,386         198,971
 2/28/02            274,296                  210,396              203,756         207,513
 3/31/02            276,087                  210,623              203,976         207,716
 4/30/02            280,212                  212,691              205,979         209,893
 5/31/02            279,631                  211,595              204,917         208,437
 6/30/02            262,317                  200,922              194,581         196,533
 7/31/02            251,162                  191,822              185,766         186,136
 8/31/02            268,323                  205,864              199,364         201,902
 9/30/02            261,648                  200,156              193,842         194,371
10/31/02            275,513                  212,471              205,763         209,338
11/30/02            281,635                  218,503              211,607         216,037
12/31/02            289,827                  225,216              218,103         222,712
 1/31/03            295,020                  228,925              221,694         226,777
 2/28/03            305,792                  236,253              228,792         234,875
 3/31/03            313,230                  240,078              232,495         239,618
 4/30/03            333,505                  253,758              245,743         254,567
 5/31/03            349,767                  264,279              255,932         266,082
 6/30/03            349,266                  264,270              255,924         266,085
 7/31/03            337,427                  254,913              246,862         256,160
 8/31/03            347,583                  261,119              252,872         263,165
 9/30/03            358,686                  270,276              261,740         272,519
10/31/03            358,043                  271,594              263,016         274,682
11/30/03            363,018                  274,936              266,252         278,133
12/31/03            372,769                  283,008              274,070         286,908
 1/31/04            377,203                  284,462              275,478         288,325
 2/29/04            378,630                  285,457              276,441         288,973
 3/31/04            387,691                  292,577              283,336         296,261
 4/30/04            367,424                  276,691              267,952         278,751
 5/31/04            364,491                  272,584              263,974         274,435
 6/30/04            370,059                  276,582              267,846         278,809
 7/31/04            382,392                  284,800              275,805         287,333
 8/31/04            399,290                  296,554              287,187         299,920
 9/30/04            408,191                  301,496              291,973         305,105
10/30/04            416,955                  306,341              296,666         310,220
11/30/04            422,523                  308,483              298,739         312,368
12/31/04            437,360                  316,210              306,223         320,686
 1/31/05            441,296                  318,190              308,141         322,883
 2/28/05            448,213                  320,317              310,200         325,429
 3/31/05            436,072                  312,157              302,298         316,818
 4/30/05            440,063                  317,080              307,065         322,058
 5/31/05            454,604                  326,565              316,251         332,484
 6/30/05            464,452                  332,367              321,869         338,391
 7/31/05            475,274                  331,549              321,077         337,572
 8/31/05            481,846                  337,986              327,311         344,451
 9/30/05            495,477                  343,696              332,841         351,327
10/31/05            487,470                  338,617              327,922         345,862
11/30/05            497,455                  344,336              332,934         351,585
12/31/05            502,583                  351,104              339,084         358,717

                                           [END CHART]

12/31/95 = $100,000                                        Data through 12/31/05

+ Fund returns are net of all fees and costs without deduction of taxes that would be paid on redemptions of fund shares. Index returns do not reflect fees and expenses associated with operating a mutual fund.
--------------------------------------------------------------------------------

  UBS EMERGING MARKETS DEBT RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                       Beginning               Ending             Expenses Paid
                                                     Account Value          Account Value         During Period*
                                                      July 1, 2005        December 31, 2005      7/1/05-12/31/05
-----------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000.00              $1,082.10               $0.80
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)         1,000.00               1,024.43                0.78
-----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.1529%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
102

  UBS EMERGING MARKETS DEBT RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)
As of December 31, 2005

                                                        Percentage of
                                                          Net Assets
-----------------------------------------------------------------------
Republic of Argentina
4.005%, due 08/03/12                                          5.9%

Republic of Argentina
0.000%, due 12/31/33                                          5.5

Johor Corp.
1.000%, due 07/31/12                                          4.2

Russian Federation
5.000%, due 03/31/30                                          4.1

Federal Republic of Brazil
6.000%, due 04/15/24                                          3.7

National Power Corp.
9.875%, due 03/16/10                                          3.1

Russian Federation
12.750%, due 06/24/28                                         2.9

Federal Republic of Brazil
8.750%, due 02/04/25                                          2.8

Republic of Poland
6.000%, due 05/24/09                                          2.7

Republic of Serbia
3.750%, due 11/01/24                                          2.5
-----------------------------------------------------------------------
Total                                                        37.4%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of December 31, 2005

---------------------------------------------------------------------------
INTERNATIONAL BONDS
  Commercial Banks ...........................................     4.67%
  Construction & Engineering .................................     0.11
  Diversified Financial Services .............................     2.24
  Electric Utilities .........................................     3.69
  Oil & Gas ..................................................     1.46
  Real Estate ................................................     0.78
  Municipal Bonds ............................................     1.11
  Foreign Government Bonds ...................................    67.54
                                                                 ------
     Total International Bonds ...............................    81.60*
WARRANTS .....................................................     0.29
SHORT-TERM INVESTMENTS .......................................     7.82*
                                                                 ------
  TOTAL INVESTMENTS ..........................................    89.71
CASH AND OTHER ASSETS, LESS LIABILITIES ......................    10.29
                                                                 ------
NET ASSETS ...................................................   100.00%
                                                                 ======

--------------------------------------------------------------------------------

* The Fund held a short position in U.S. Treasury futures which reduced the bond exposure from 81.60% to 81.40%. This adjustment resulted in a net increase to the Fund's exposure to Short-Term investments from 7.82% to 8.02%.

  UBS EMERGING MARKETS DEBT RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                          FACE
                                                                         AMOUNT           VALUE
                                                                    ---------------    -----------
INTERNATIONAL BONDS -- 81.60%
ARGENTINA -- 13.93%
Banco de Galicia y Buenos Aires
  5.000%, due 01/01/14 (a).........................................$      1,470,000    $   1,223,775
  8.190%, due 01/01/10+ ............................................        400,000          388,000
  11.000%, due 01/01/19 (a).........................................        215,378          220,763
Republic of Argentina
  0.000%, due 12/31/33 * ........................................ARS     15,215,192        5,872,266
  3.000%, due 04/30/13+ ...........................................$      1,000,000          809,000
  4.005%, due 08/03/12+(b) .........................................      8,085,000        6,330,555
                                                                                         -----------
                                                                                          14,844,359
                                                                                         -----------
BERMUDA -- 0.78%
Hopson Development
  Holdings Ltd., 144A
  8.125%, due 11/09/12 ............................................$        810,000          834,300
                                                                                         -----------
BRAZIL -- 13.52%
Brazil Real Credit-Linked Trust
  10.000%, due 01/04/12 (c) .......................................$        400,000          397,291
Brazil Real Credit-Linked Note
  13.786%, due 01/05/10 @ ..........................................      1,789,150        1,017,098
  15.815%, due 07/03/06 @,144A ..................................BRL      5,422,000        2,144,406
  18.870%, due 01/05/10, 144A ......................................      2,210,000          530,442
Eletropaulo Metropolitana
  de Sao Paolo S.A.
  19.125%, due 06/28/10 ............................................      1,450,000          660,416
Federal Republic of Brazil
  6.000%, due 09/15/13 ............................................$      1,066,667        1,053,334
  8.250%, due 01/20/34 .............................................        330,000          350,295
  8.750%, due 02/04/25 .............................................      2,650,000        2,928,250
  8.875%, due 10/14/19 (d) .........................................      1,220,000        1,367,010
Federal Republic of Brazil, PAR+
  6.000%, due 04/15/24 .............................................      4,090,000        3,957,075
                                                                                         -----------
                                                                                          14,405,617
                                                                                         -----------
DOMINICAN REPUBLIC -- 2.39%
Republic of Dominican
  9.500%, due 09/27/11 ............................................$      2,409,250        2,541,759
                                                                                         -----------
ECUADOR -- 2.60%
Republic of Ecuador
  4.873%, due 02/27/15+ ...........................................$        726,465          490,364
  9.000%, due 08/15/30 (a)..........................................      1,825,000        1,660,750
  9.375%, due 12/15/15, 144A .......................................        660,000          615,450
                                                                                         -----------
                                                                                           2,766,564
                                                                                         -----------
EL SALVADOR -- 1.82%
Republic of El Salvador
  7.750%, due 01/24/23 ............................................$        800,000          868,000
  8.250%, due 04/10/32 .............................................        970,000        1,071,850
                                                                                         -----------
                                                                                           1,939,850
                                                                                         -----------
INDONESIA -- 3.19%
Republic of Indonesia
  7.250%, due 04/20/15, 144A ......................................$        480,000          492,600
  7.500%, due 01/15/16, 144A .......................................        400,000          415,000
  8.500%, due 10/12/35, 144A .......................................        380,000          413,250
  9.500%, due 06/15/15 ......................................... IDR 13,000,000,000        1,031,536
Republic of Indonesia
  Credit-Linked Note, 144A
  11.000%, due 10/15/14 .........................................IDR  5,800,000,000          508,062
  13.150%, due 01/15/12 ............................................  5,353,000,000          539,112
                                                                                         -----------
                                                                                           3,399,560
                                                                                         -----------
MALAYSIA -- 5.12%
Johor Corp.
  0.000%, due 07/31/09 @ ........................................MYR      3,300,000          969,176
  1.000%, due 07/31/12 (d) .........................................     15,710,000        4,489,165
                                                                                         -----------
                                                                                           5,458,341
                                                                                         -----------
MEXICO -- 4.00%
Conproca S.A. de C.V.
  12.000%, due 06/16/10 ...........................................$        100,000          119,000
Pemex Project Funding Master Trust
  8.625%, due 02/01/22 .............................................        890,000        1,092,475
United Mexican States
  7.500%, due 04/08/33 .............................................      1,529,000        1,810,336
  8.300%, due 08/15/31 .............................................        970,000        1,246,450
                                                                                         -----------
                                                                                           4,268,261
                                                                                         -----------
NETHERLANDS -- 0.45%
ING Bank NV
  11.890%, due 12/30/09 .........................................UAH      2,120,000          474,643
                                                                                         -----------
PERU -- 2.83%
Republic of Peru
  4.688%, due 03/07/27+ ...........................................$        950,000          912,000
  7.350%, due 07/21/25 .............................................        465,000          458,025
  8.750%, due 11/21/33 .............................................      1,315,000        1,479,375
  9.875%, due 02/06/15 .............................................        140,000          168,000
                                                                                         -----------
                                                                                           3,017,400
                                                                                         -----------
PHILIPPINES -- 3.37%
National Power Corp.
  9.875%, due 03/16/10 ............................................$      2,985,000        3,268,575
Republic of Philippines
  6.500%, due 12/01/17+(e) .........................................        320,000          319,200
                                                                                         -----------
                                                                                           3,587,775
                                                                                         -----------
POLAND -- 3.48%
Republic of Poland
  5.750%, due 06/24/08 ..........................................PLN      2,500,000          788,639
  6.000%, due 05/24/09 .............................................      9,150,000        2,916,287
                                                                                         -----------
                                                                                           3,704,926
                                                                                         -----------
QATAR -- 1.13%
State of Qatar
  9.750%, due 06/15/30 ............................................$        790,000        1,206,725
                                                                                         -----------
RUSSIA -- 8.46%
OAO Gazprom
  9.125%, due 04/25/07 ............................................$        440,000          459,250
Russian Federation
  5.000%, due 03/31/30(a) ..........................................      3,825,000        4,312,687
  12.750%, due 06/24/28 ............................................      1,690,000        3,101,150
Russian Gazprom
  Credit-Linked Note, 144A
  8.110%, due 01/18/07...........................................RUB     11,100,000          392,382

--------------------------------------------------------------------------------
104

  UBS EMERGING MARKETS DEBT RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                            FACE
                                                                           AMOUNT           VALUE
                                                                        -----------     ------------
Russian Ruble
  Credit-Linked Note, 144A
  7.580%, due 10/09/07 ..........................................RUB     21,300,000     $    751,837
                                                                                        ------------
                                                                                           9,017,306
                                                                                        ------------
SERBIA -- 2.53%
Republic of Serbia (a)
  3.750%, due 11/01/24 ............................................$      3,034,885        2,701,048
                                                                                        ------------
SLOVAKIA -- 1.00%
Republic of Slovakia
  4.800%, due 04/14/09 ..........................................SKK     33,000,000        1,069,514
                                                                                        ------------
TURKEY -- 4.79%
Republic of Turkey
  8.000%, due 02/14/34 ............................................$        940,000        1,035,175
  9.000%, due 06/30/11 .............................................      1,460,000        1,664,400
  11.000%, due 01/14/13 ............................................        160,000          203,000
Turkish Credit-Linked Notes
  13.259%, due 05/09/07 @ .......................................TRY      3,000,000        1,861,357
  15.000%, due 02/10/10 ............................................        400,000          340,319
                                                                                        ------------
                                                                                           5,104,251
                                                                                        ------------
UKRAINE -- 0.54%
Ukraine Credit-Linked Note @
  0.000%, due 12/30/09 ..........................................UAH      2,520,000          580,471
                                                                                        ------------
UNITED KINGDOM -- 1.11%
C.S. First Boston International
  for City of Kiev, Ukraine, 144A
  8.000%, due 11/06/15 ............................................$      1,150,000        1,186,857
                                                                                        ------------
URUGUAY -- 0.30%
Republic of Uruguay
  9.250%, due 05/17/17 ............................................$        280,000          318,500
                                                                                        ------------
VENEZUELA -- 3.00%
Republic of Venezuela
  7.650%, due 04/21/25 ............................................$        820,000          837,425
  9.375%, due 01/13/34 .............................................      1,990,000        2,358,150
                                                                                        ------------
                                                                                           3,195,575
                                                                                        ------------
VIETNAM -- 1.26%
Socialist Republic of Vietnam, 144A
  6.875%, due 01/15/16 ............................................$      1,290,000        1,344,825
                                                                                        ------------
Total International Bonds (Cost $82,701,876)                                              86,968,427
                                                                                        ------------
                                                                         NUMBER OF
                                                                          WARRANTS          VALUE
                                                                        -----------     -------------
WARRANTS -- 0.29%
ARGENTINA -- 0.29%
Republic of Argentina,
  expires 12/15/35
  (Cost $110,783) ..................................................     19,168,937     $    309,839
                                                                                        ------------
                                                                           SHARES
                                                                        -----------
SHORT-TERM INVESTMENTS -- 7.82%
OTHER -- 5.64%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund**,
  yield of 4.36% ...................................................     6,015,429         6,015,429
                                                                                        ------------
                                                                            FACE
                                                                           AMOUNT
                                                                        -----------
EGYPT -- 1.80%
Egypt Treasury Bill
  Credit-Linked Note, 144A
  8.449%, due 09/28/06 @ ..........................................$      1,025,000          963,141
  8.535%, due 10/12/06 @ ...........................................      1,025,000          960,046
                                                                                        ------------
                                                                                           1,923,187
                                                                                        ------------
U.S. GOVERNMENT OBLIGATIONS -- 0.38%
U.S. Treasury Bills, (f)
   yield of 3.35%, due 01/05/06 ...................................$        400,000          399,802
                                                                                        ------------
Total Short-Term Investments
  (Cost $8,340,108).................................................                       8,338,418
                                                                                        ------------

Total Investments -- 89.71%
  (Cost $91,152,767) ...............................................                      95,616,684
Cash and other assets,
  less liabilities -- 10.29% .......................................                      10,966,728
                                                                                        ------------
Net Assets -- 100.00% ..............................................                    $106,583,412
                                                                                        ============

--------------------------------------------------------------------------------

  UBS EMERGING MARKETS DEBT RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

     Aggregate cost for federal income tax purposes was $91,152,767; and net unrealized appreciation consisted of:

Gross unrealized appreciation ........................................   $4,676,452
Gross unrealized depreciation ........................................     (212,535)
                                                                         ----------
  Net unrealized appreciation ........................................   $4,463,917
                                                                         ==========

* Reflects annualized yields as of December 31, 2005 on zero coupon bonds. Yields are less than 0.001%.
+ Floating rate securities -- The interest rates shown are current rates as of December 31, 2005.
@    Interest rate reflects yield at December 31, 2005 for zero coupon bonds.
(a) Step Bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2005. Maturity date disclosed is the ultimate maturity date.
(b)  Security is in default.
(c) Security is fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2005, the value of this security amounted to $397,291 or 0.37% of net assets.
(d) All or portion of these securities have been pledged to cover open forward foreign currency contracts.
(e) Security is illiquid. This security amounted to $319,200 or 0.30% of net assets.
(f)  This security was pledged to cover margin requirements for futures contracts.
**   Investment in affiliated mutual fund.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $12,091,710 or 11.34% of net assets.
PAR  Par Bond

FORWARD FOREIGN CURRENCY CONTRACTS

The UBS Emerging Markets Debt Relationship Fund had the following open forward foreign currency contracts as of December 31, 2005:

                                                                                                            UNREALIZED
                                                        CONTRACTS         IN EXCHANGE        MATURITY      APPRECIATION/
                                                        TO DELIVER            FOR             DATES       (DEPRECIATION)
                                                        ----------     -----------------     --------     --------------
Euro .................................................   4,125,000     USD     4,960,341     01/20/06        $ 72,352
Euro .................................................   2,335,000     USD     2,758,852     01/20/06          (8,045)
Euro .................................................   4,163,038     PLN    16,730,000     01/20/06         216,908
Polish New Zloty .....................................   8,330,000     USD     2,459,767     01/20/06        (104,443)
New Turkish Lira .....................................   1,797,304     USD     1,075,071     04/27/07        (132,548)
United States Dollar .................................     787,809     EUR       660,000     01/20/06          (5,731)
United States Dollar .................................   3,602,332     THB   147,200,000     01/20/06         (15,441)
United States Dollar .................................   1,170,501     TRY     1,797,304     04/27/07          37,119
United States Dollar .................................   1,000,000     UAH     5,140,000     11/17/06         (48,517)
                                                                                                             --------
     Total net unrealized appreciation on forward
        foreign currency contracts ...................                                                       $ 11,654
                                                                                                             ========

Currency Type Abbreviations:

ARS    Argentina Peso
BRL    Brazilian Real
EUR    Euro
IDR    Indonesian Rupiah
MYR    Malaysian Ringgit
RUB    Russian Ruble
PLN    Polish Zloty
SKK    Slovenska Koruna
THB    Thailand Baht
TRY    New Turkish Lira
UAH    Ukraine Hryvnia
USD    United States Dollar

--------------------------------------------------------------------------------
106

  UBS EMERGING MARKETS DEBT RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

FUTURES CONTRACTS

UBS Emerging Markets Debt Relationship Fund had the following open futures contracts as of December 31, 2005:

                                                                      EXPIRATION                                  UNREALIZED
                                                                         DATE        PROCEEDS        VALUE       DEPRECIATION
                                                                      ----------   -----------    -----------    ------------
U.S. TREASURY FUTURES SALE CONTRACTS:
5 Year U.S. Treasury Note, 100 contracts ........................     March 2006   $10,599,600    $10,634,375     $ (34,775)
10 Year U.S. Treasury Note, 7 contracts .........................     March 2006       760,566        765,844        (5,278)

U.S. INTEREST RATE FUTURE SALE CONTRACTS:
U.S. Long Bond (Chicago Board of Trade), 85 contracts ...........     March 2006     9,533,605      9,705,937      (172,332)
                                                                                                                  ---------
     Total net unrealized depreciation on futures contracts .....                                                 $(212,385)
                                                                                                                  =========

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at December 31, 2005 was $399,802.

--------------------------------------------------------------------------------
            See accompanying notes to financial statements.                  107

  UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2005, UBS U.S. Securitized Mortgage Relationship Fund (the "Fund") returned 1.95%. The Lehman Brothers MBS Fixed Rate Index (the "Index") returned 2.61% over the same period. Since inception on September 26, 2001, through period end, the Fund returned 4.29% on an annualized basis, versus the 4.50% annualized return of the Index. (Returns over various time periods are shown on page 109; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's performance during this period was largely a result of its defensive strategy and its weightings among the three securitized sectors. Keep in mind that the Fund seeks to identify the most attractive mortgage securities possible, but generally does not manage interest rate exposure relative to the market index within the structure of the Fund.

SECURITIZED DEBT HAS STRONG START TO YEAR, THEN STALLS

Securitized markets, after a strong start to the year, faced increased concerns about the potential bursting of the housing "bubble." As a result, mortgage-backed securities (MBS) lagged other securitized sectors - asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) - as well as the Treasury market over the course of the year. As was the case during the first half of the year, much of the market's performance was driven by technical rather than fundamental factors. Market demand was initially high, with a massive amount of new issues easily absorbed by investors. Non-agency MBS volume was particularly high, with a new hybrid ARM (adjustable rate mortgage) and home equity ABS becoming increasingly popular. When investor demand lessened and the Federal Reserve Board (the "Fed") raised rates, spreads on these products moved higher.

On a portfolio level, we positioned the Fund defensively throughout the year. The continuation of the Fed's tightening campaign came as no surprise, although the effect rising interest rates had on the yield curve, especially in the second half of the year, was somewhat atypical. Yields on short-term securities rose throughout the year, while rates on longer-dated bonds rose much less dramatically, and in some cases actually fell in the fourth quarter. The result was an exceptionally flat yield curve for much of the reporting period. Our yield curve positioning -- a "bulleted" strategy, in which the Fund focused on issues toward the middle of the maturity spectrum, rather than either end -- detracted somewhat from returns. Currently, the Fund is concentrated on securities with 15-20 year maturities, which tend to have less extension risk (or less risk of increasing duration) due to the slower-than-average pre-payment rates on these particular dated issues.

In terms of sectors, hotel debt within the CBMS space were solid performers over the year, as were second-lien home equity and distressed credit card issues in ABS. The Fund's holdings in the manufactured housing industry performed considerably well as default rates dropped and spreads tightened during the year. We continue to favor ARM pools over fixed-rate pools, as we believe ARMs are better positioned to benefit from a rising rate environment.

           -----------------------------------------------------------
           This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005. The views and opinions in the letter were current as of February 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------
108

  UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                       1 year         Annualized
                                                        ended        09/26/01* to
                                                      12/31/05         12/31/05
-----------------------------------------------------------------------------------
UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND         1.95%            4.29%
-----------------------------------------------------------------------------------
Lehman Brothers MBS Fixed Rate Index                    2.61             4.50
-----------------------------------------------------------------------------------

* Performance inception date of UBS U.S. Securitized Mortgage Relationship Fund.

  Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS U.S. Securitized Mortgage Relationship Fund and the Lehman Brothers MBS Fixed Rate Index, if you had invested $100,000 on September 26, 2001, the Fund's inception date.

Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND VS. LEHMAN BROTHERS MBS FIXED RATE INDEX+

          [CHART OF UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND VS.
                   LEHMAN BROTHERS MBS FIXED RATE INDEX+]

                    UBS U.S. SECURITIZED        LEHMAN BROTHERS MBS
                 MORTGAGE RELATIONSHIP FUND      FIXED RATE INDEX
 9/26/01                 $100,000                   $100,000
 9/30/01                  100,097                    100,153
10/31/01                  101,629                    101,537
11/30/01                  100,901                    100,599
12/31/01                  100,625                    100,221
 1/31/02                  101,434                    101,149
 2/28/02                  102,533                    102,300
 3/31/02                  101,663                    101,216
 4/30/02                  103,562                    103,132
 5/31/02                  104,244                    103,881
 6/30/02                  105,101                    104,738
 7/31/02                  106,330                    105,937
 8/31/02                  107,120                    106,770
 9/30/02                  107,939                    107,527
10/31/02                  108,358                    107,939
11/30/02                  108,230                    107,862
12/31/02                  109,469                    108,989
 1/31/03                  109,802                    109,255
 2/28/03                  110,457                    109,987
 3/31/03                  110,637                    109,996
 4/30/03                  111,084                    110,456
 5/31/03                  111,210                    110,547
 6/30/03                  111,430                    110,728
 7/31/03                  110,349                    108,654
 8/31/03                  110,827                    109,427
 9/30/03                  112,112                    111,291
10/31/03                  112,000                    110,905
11/30/03                  112,423                    111,137
12/31/03                  113,193                    112,331
 1/31/04                  113,647                    113,035
 2/29/04                  114,329                    113,987
 3/31/04                  114,761                    114,487
 4/30/04                  113,810                    112,448
 5/31/04                  113,451                    112,202
 6/30/04                  114,086                    113,195
 7/31/04                  114,821                    114,210
 8/31/04                  115,897                    115,971
 9/30/04                  116,222                    116,147
10/30/04                  116,748                    117,083
11/30/04                  116,743                    116,791
12/30/04                  117,333                    117,613
 1/30/05                  117,436                    118,239
 2/28/05                  117,650                    117,692
 3/30/05                  117,768                    117,473
 4/30/05                  118,292                    118,773
 5/30/05                  118,728                    119,709
 6/30/05                  118,802                    120,143
 7/30/05                  118,660                    119,541
 8/30/05                  119,156                    120,600
 9/30/05                  118,903                    119,966
10/30/05                  118,682                    119,130
11/30/05                  118,843                    119,517
12/30/05                  119,618                    120,687

                           [END CHART]

09/26/01 = $100,000                                        Data through 12/31/05

+ Fund returns are net of all fees and costs without deduction of taxes that would be paid on redemptions of fund shares. Index returns do not reflect fees and expenses associated with operating a mutual fund.

--------------------------------------------------------------------------------

  UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs:(1) transactional costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Beginning            Ending            Expenses Paid
                                                       Account Value       Account Value        During Period*
                                                        July 1, 2005     December 31, 2005     7/1/05-12/31/05
-----------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000.00           $1,006.90              $0.64
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)           1,000.00            1,024.56               0.65
-----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.1275%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
110

  UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)
As of December 31, 2005

                                               Percentage of
                                                 Net Assets
-------------------------------------------------------------
Structured Asset Securities Corp.,
   02-23XS, Class A7,
   6.080%, due 11/25/32                             1.4%

Federal National Mortgage Association PO
   0.000%, due 12/01/32                             1.3

Federal National Mortgage Association
   4.945%, due 02/01/35                             1.3

Federal National Mortgage Association
   5.500%, due 06/01/33                             1.2

C.S. First Boston Mortgage Securities Corp.,
  05-12, Class 1A1
  6.500%, due 01/25/36                              1.2

GreenTree Financial Corp.,
  99-1, Class A5
  6.110%, due 09/01/23                              1.2

C.S. First Boston Mortgage Securities Corp.,
  05-8, Class 8A1
  7.000%, due 09/25/35                              1.1

C.S. First Boston Mortgage Securities Corp.,
  05-11, Class 1A1
  6.500%, due 12/25/35                              1.1

Federal National Mortgage Association
  6.500%, due 12/01/29                              1.1

Federal National Mortgage Association PO
  0.000%, due 09/01/33                              1.1
-------------------------------------------------------------
Total                                              12.0%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of December 31, 2005

-------------------------------------------------------------
BONDS
U.S. BONDS
Asset-Backed Securities ..........................       9.16%
Commercial Mortgage-Backed Securities ............       6.62
Mortgage & Agency Debt Securities ................      82.13
                                                       ------
   Total U.S. Bonds                                     97.91
INTERNATIONAL BONDS
International Asset-Backed Securities ............       0.79
                                                       ------
TOTAL BONDS                                             98.70
SHORT-TERM INVESTMENT ............................       2.95
                                                       ------
    TOTAL INVESTMENTS ............................     101.65
LIABILITIES, IN EXCESS OF CASH AND
    OTHER ASSETS .................................      (1.65)
                                                       ------
NET ASSETS .......................................     100.00%
                                                       ======

--------------------------------------------------------------------------------

  UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                           FACE
                                                                          AMOUNT           VALUE
                                                                       ------------   --------------
BONDS -- 98.70%
U.S. BONDS -- 97.91%
ASSET-BACKED SECURITIES -- 9.16%
Conseco Finance Securitizations Corp.,
  00-1, Class A4
  7.620%, due 05/01/31 .............................................    $ 5,041,800     $  5,063,654
Conseco Finance Securitizations Corp.,
  00-2, Class A4
  8.480%, due 12/01/30 .............................................      2,610,546        2,643,231
Conseco Finance Securitizations Corp.,
  00-5, Class A4
  7.470%, due 02/01/32 .............................................      2,530,835        2,547,146
Conseco Finance,
  01-C, Class M2+
  5.519%, due 08/15/33 .............................................      1,925,486        1,927,741
C.S. First Boston Mortgage Securities Corp.,
  05-AGE1, Class A2 (a)
  4.640%, due 02/25/32 .............................................      7,550,000        7,406,223
Countrywide Asset-Backed Certificates,
  03-SD3, Class A1, 144A+
  4.799%, due 12/25/32 .............................................        138,537          139,146
Countrywide Asset-Backed Certificates,
  04-SD1, Class A1, 144A+
  4.719%, due 06/25/33 .............................................        895,892          897,437
First Franklin Mortgage Loan Asset-Backed
  Certificates, 04-FFB, Class A1 (a)
  4.167%, due 06/25/24 .............................................      2,545,384        2,526,330
First Franklin Mortgage Loan Asset-Backed
  Certificates, 05-FFA, Class M2 (a)
  5.475%, due 03/25/25 .............................................      5,559,000        5,403,420
Green Tree Financial Corp.,
  99-1, Class A5 (b)
  6.110%, due 09/01/23 .............................................     15,139,358       15,216,914
Green Tree Financial Corp.,
  94-5, Class A5
  8.300%, due 11/15/19 .............................................        796,324          826,944
Green Tree Financial Corp.,
  96-4, Class A6
  7.400%, due 06/15/27 .............................................        704,830          734,937
Green Tree Financial Corp.,
  99-3, Class A5
  6.160%, due 02/01/31 .............................................      9,105,219        9,151,094
Green Tree Financial Corp.,
  99-3, Class A6
  6.500%, due 02/01/31 .............................................      2,185,000        2,215,329
Green Tree Financial Corp.,
  99-4, Class A5
  6.970%, due 05/01/31 .............................................      7,228,778        7,303,247
Greenpoint Manufactured Housing,
  00-1, Class A2
  7.600%, due 09/20/22 .............................................        658,936          662,029
GSAMP Trust,
  05-S2, Class B2 (a)
  6.442%, due 11/25/34 .............................................      4,000,000        3,892,010
Home Equity Mortgage Trust,
  05-4, Class M1 (a)
  5.484%, due 01/25/36 .............................................      5,000,000        4,947,680
Irwin Home Equity,
  05-C, Class 1M3 (a)
  6.150%, due 04/25/30 .............................................      5,000,000        4,778,295
Metris Master Trust,
  04-2, Class B
  5.040%, due 10/20/10..............................................      3,750,000        3,759,400
Metris Master Trust,
  04-2, Class C, 144A+
  5.720%, due 10/20/10..............................................      4,000,000        4,026,250
Metris Master Trust,
  05-2, Class C, 144A+
  4.920%, due 09/20/11..............................................      7,800,000        7,800,000
Providian Gateway Master Trust,
  04-AA, Class C, 144A+
  5.269%, due 03/15/11..............................................      2,270,000        2,284,596
Providian Gateway Master Trust,
  04-AA, Class D, 144A+
  6.219%, due 03/15/11..............................................      3,510,000        3,563,282
Providian Gateway Master Trust,
  04-BA, Class D, 144A+
  5.769%, due 07/15/10..............................................      2,140,000        2,148,453
RAFC Asset Backed Trust,
  01-1, Class A3 (a)
  5.115%, due 11/25/29..............................................        376,912          375,567
Terwin Mortgage Trust,
  06-1, Class 2M2 (a)
  4.250%, due 01/25/37..............................................      3,500,000        3,247,989
Wells Fargo Home Equity Trust,
  05-3, Class M8+
  5.779%, due 11/25/35..............................................      5,260,000        5,207,400
WFS Financial Owner Trust,
  04-3, Class D
  4.070%, due 02/17/12..............................................        628,553          620,200
WFS Financial Owner Trust,
  05-1, Class D
  4.090%, due 08/17/12..............................................      1,585,932        1,561,903
World Financial Network Credit Card
  Master Trust, 04-B, Class C+
  5.019%, due 07/15/10..............................................      4,500,000        4,505,353
                                                                                        ------------
                                                                                         117,383,200
                                                                                        ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 6.62%
Banc of America Large Loan,
  05-ESHA, Class H, 144A+
  5.468%, due 07/14/20..............................................      5,500,000        5,499,261
Bear Stearns Commercial Mortgage
  Securities, 05-LXR1, Class G, 144A+
  5.319%, due 09/15/18..............................................      7,000,000        7,088,594
Bear Stearns Commercial Mortgage
  Securities,05-LXR1, Class H, 144A+
  5.569%, due 09/15/18..............................................      7,600,000        7,711,625
Commercial Mortgage Pass-Through
  Certificates,01-FL5A, Class E, 144A+
  5.869%, due 11/15/13..............................................      2,197,552        2,197,372
Commercial Mortgage Pass-Through
  Certificates, 01-FL5A, Class F, 144A+
  4.905%, due 11/15/13..............................................      4,400,000        4,370,240
Commercial Mortgage Pass-Through
  Certificates, 04-CNL, Class G, 144A+
  5.349%, due 09/15/14..............................................      3,500,000        3,501,072
Commercial Mortgage Pass-Through
  Certificates, 04-HTL1, Class A2, 144A+
  4.689%, due 07/15/16..............................................      1,503,468        1,504,015

--------------------------------------------------------------------------------
112

  UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                           FACE
                                                                          AMOUNT           VALUE
                                                                       ------------   --------------
Federal National Mortgage Association,
  97-M3, Class Z+
  7.013%, due 03/17/20 .............................................    $ 5,199,940      $ 5,306,655
Federal National Mortgage Association,
  98-73, Class MZ
  6.300%, due 10/17/38 .............................................      8,150,461        8,604,628
Four Times Square Trust,
  00-4TS, Class C, 144A
  7.860%, due 04/15/15 .............................................      7,200,000        7,919,490
GS Mortgage Securities Corp., II,
  98-GLII, Class D+
  6.970%, due 04/13/31 .............................................      6,000,000        6,243,721
Host Marriott Pool Trust,
  99-HMTA, Class C, 144A
  7.730%, due 08/03/15 .............................................      5,275,000        5,661,796
Host Marriott Pool Trust,
  99-HMTA, Class D, 144A
  7.970%, due 08/03/15 .............................................      3,460,000        3,688,062
Host Marriott Pool Trust,
  99-HMTA, Class E, 144A
  8.070%, due 08/03/15 .............................................      3,250,000        3,388,713
Nomura Asset Securities Corp.,
  96-MD5, Class AIB
  7.120%, due 04/13/39 .............................................      6,337,000        6,365,586
Salomon Brothers Mortgage Securities VII,
  03-CDCA, Class C, 144A+
  4.919%, due 02/15/15 .............................................      1,805,556        1,805,816
Wachovia Bank Commercial Mortgage Trust,
  02-WHL, Class L, 144A+
  7.369%, due 03/15/15 .............................................      4,000,000        4,015,887
                                                                                         -----------
                                                                                          84,872,533
                                                                                         -----------
MORTGAGE & AGENCY DEBT SECURITIES -- 82.13%
Adjustable Rate Mortgage Trust,
  05-1, Class CB1+
  4.685%, due 05/25/35 .............................................      4,980,023        4,931,114
Adjustable Rate Mortgage Trust,
  05-3, Class CB1+
  4.820%, due 07/25/35 .............................................      9,418,484        9,132,115
Banc of America Mortgage Securities,
  02-K, Class 1A1+
  6.392%, due 10/20/32 .............................................      3,221,725        3,258,575
Bank of America Alternative Loan Trust,
  04-10, Class 2CB1+
  6.000%, due 11/25/34 .............................................      3,996,305        4,023,720
Bank of America Alternative Loan Trust,
  05-8, Class 2CB1
  6.000%, due 09/25/35 .............................................     13,035,600       13,118,173
Bear Stearns Adjustable Rate Mortgage Trust,
  05-1, Class B1+
  4.863%, due 03/25/35 .............................................      7,896,966        7,747,664
Bear Stearns Adjustable Rate Mortgage Trust,
  05-3, Class B1+
  5.146%, due 06/25/35 .............................................      7,069,459        6,903,769
Bear Stearns Alt-A Trust,
  05-2, Class 2B2+
  5.274%, due 04/25/35 .............................................      6,188,926        6,071,917
Bear Stearns Alt-A Trust,
  05-4, Class 2M1+
  5.387%, due 05/25/35 .............................................      9,985,109        9,829,092
C.S. First Boston Mortgage Securities Corp.,
  01-26, Class 5A1+
  7.380%, due 11/25/31..............................................      1,255,627        1,251,317
C.S. First Boston Mortgage Securities Corp.,
  02-10, Class 2A1
  7.500%, due 05/25/32..............................................      5,463,798        5,531,861
C.S. First Boston Mortgage Securities Corp.,
  03-8, Class 5A1
  6.500%, due 04/25/33..............................................      4,474,681        4,490,354
C.S. First Boston Mortgage Securities Corp.,
  03-27, Class 9A1
  7.000%, due 11/25/33..............................................      2,800,049        2,842,573
C.S First Boston Mortgage Securities Corp.,
  05-8, Class 8A1
  7.000%, due 09/25/35..............................................     13,984,655       14,385,490
C.S. First Boston Mortgage Securities Corp.,
  05-9, Class 3A1
  6.000%, due 10/25/35..............................................      4,092,129        4,109,535
C.S. First Boston Mortgage Securities Corp.,
  05-11, Class 1A1
  6.500%, due 12/25/35..............................................     13,585,681       13,793,224
C.S. First Boston Mortgage Securities Corp.,
  05-11, Class 4A1
  7.000%, due 12/25/35..............................................     12,326,550       12,696,346
C.S. First Boston Mortgage Securities Corp.,
  05-12, Class 1A1
  6.500%, due 01/25/36..............................................     14,933,975       15,218,661
Citicorp Mortgage Securities, Inc.,
  94-3, Class A13
  6.500%, due 02/25/24..............................................         76,060           75,263
Countrywide Alternative Loan Trust,
  04-J8, Class 2A1
  7.000%, due 08/25/34..............................................      4,840,181        4,869,659
Countrywide Alternative Loan Trust,
  04-J10, Class 4CB1
  6.500%, due 10/25/34..............................................      5,892,238        5,973,458
Countrywide Alternative Loan Trust,
  04-J11, Class 3A1
  7.250%, due 08/25/32..............................................      2,391,195        2,438,102
Countrywide Alternative Loan Trust,
  05-J2, Class 2A1
  7.500%, due 04/25/35..............................................      3,558,891        3,611,003
Countrywide Alternative Loan Trust,
  04-33, Class 2M1+
  5.268%, due 12/25/34..............................................      9,956,822        9,771,735
Countrywide Alternative Loan Trust,
  05-36, Class 4A2+
  5.341%, due 08/25/35..............................................      4,438,270        4,386,617
Federal Home Loan Mortgage Corp.
  4.514%, due 01/01/35+ ............................................      6,697,071        6,609,667
  4.523%, due 03/01/35+ ............................................      9,042,134        8,909,779
  4.568%, due 11/01/34+ ............................................      4,818,987        4,764,566
  4.607%, due 12/01/34+ ............................................      5,075,480        5,026,369
  4.653%, due 10/01/34+ ............................................      9,217,211        9,149,874
  6.228%, due 03/01/30+ ............................................      1,383,539        1,428,065
Federal Home Loan Mortgage Corp.
   Strip++(c)
  0.750%, due 06/15/31 .............................................     29,444,780          688,940
  4.500%, due 05/15/10 .............................................      7,372,154          218,640
  4.500%, due 10/01/35 .............................................     10,420,738        2,651,005

--------------------------------------------------------------------------------

  UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                           FACE
                                                                          AMOUNT           VALUE
                                                                       ------------   --------------
  5.500%, due 10/15/22 .............................................    $10,021,736     $    778,059
  6.500%, due 08/01/28 .............................................      3,619,036          800,909
  6.500%, due 06/01/31 .............................................      4,322,774          985,241
Federal Home Loan Mortgage Corp.
  Strip PO (c)
  0.000%, due 01/01/32 .............................................      3,310,316        2,662,057
  0.000%, due 11/01/33 .............................................      9,686,254        7,097,770
  0.000%, due 02/01/35 .............................................      9,483,351        7,505,702
Federal Home Loan Mortgage Corp.
  Structured Pass Through Securities,
   REMIC, T-42, Class A5
  7.500%, due 02/25/42 .............................................      5,327,066        5,576,931
Federal Home Loan Mortgage Corp.,
   1595, Class D
  7.000%, due 10/15/13 .............................................        202,485          206,713
Federal Home Loan Mortgage Corp.,
  2148, Class ZA
  6.000%, due 04/15/29 .............................................      8,622,262        8,647,890
Federal Home Loan Mortgage Corp.,
  2178, Class PB
  7.000%, due 08/15/29 .............................................      3,234,697        3,343,033
Federal Home Loan Mortgage Corp.,
  2297, Class NB
  6.000%, due 03/15/16 .............................................        270,000          277,128
Federal Home Loan Mortgage Corp.,
  2426, Class GH
  6.000%, due 08/15/30 .............................................      2,572,295        2,602,160
Federal Home Loan Mortgage Corp.,
  2430, Class UC
  6.000%, due 09/15/16 .............................................      1,737,368        1,765,494
Federal Home Loan Mortgage Corp., Gold
  5.500%, due 08/01/14 .............................................      7,292,835        7,347,668
  5.500%, due 09/01/17 .............................................         68,015           68,463
  5.500%, due 12/01/17 .............................................        454,836          457,835
  5.500%, due 01/01/18 .............................................        268,891          270,664
  5.500%, due 04/01/18 .............................................        218,908          220,295
  5.500%, due 11/01/18 .............................................     10,327,227       10,395,319
  5.500%, due 07/01/19 .............................................        299,469          301,330
  5.500%, due 06/01/20 .............................................        459,142          461,927
  5.500%, due 11/01/23 .............................................      9,127,513        9,134,835
  5.500%, due 02/01/24 .............................................      8,251,839        8,246,127
  6.000%, due 12/01/13 .............................................      1,166,502        1,190,419
  6.000%, due 12/01/17 .............................................        238,749          243,722
  6.000%, due 05/01/21 .............................................      7,503,539        7,645,008
  6.000%, due 10/01/22 .............................................      7,075,121        7,203,029
  6.000%, due 04/01/23 .............................................      1,890,135        1,923,206
  6.000%, due 03/01/29 .............................................        226,377          229,318
  6.000%, due 08/01/29 .............................................      6,420,908        6,506,067
  6.000%, due 10/01/29 .............................................      4,350,102        4,407,797
  6.000%, due 12/01/30 .............................................      3,320,928        3,363,149
  6.000%, due 03/01/31 .............................................         35,457           35,918
  6.000%, due 03/01/32 .............................................      2,700,947        2,734,614
  6.000%, due 01/01/34 .............................................      3,383,722        3,417,830
  6.500%, due 01/01/29 .............................................        789,208          812,425
  6.500%, due 02/01/29 .............................................     11,931,611       12,278,277
  6.500%, due 04/01/29 .............................................          8,580            8,826
  6.500%, due 06/01/29 .............................................      1,107,249        1,138,957
  6.500%, due 07/01/29 .............................................      1,280,856        1,318,536
  6.500%, due 09/01/29 .............................................      2,453,819        2,525,020
  6.500%, due 11/01/29 .............................................        385,669          397,014
  6.500%, due 03/01/32 .............................................      4,539,355        4,661,357
  6.500%, due 10/01/32 .............................................      6,466,946        6,639,144
  6.500%, due 11/01/32 .............................................        341,955          351,060
  7.000%, due 07/01/12 .............................................        441,260          457,885
  7.000%, due 04/01/32 .............................................      3,000,449        3,125,841
  7.000%, due 07/01/32 .............................................      4,499,842        4,687,896
  7.500%, due 08/01/09 .............................................         26,855           27,651
  7.500%, due 07/01/11 .............................................        548,109          575,641
  7.500%, due 02/01/24 .............................................      1,432,299        1,507,527
  7.500%, due 05/01/24 .............................................      1,164,280        1,225,237
  8.000%, due 07/01/25 .............................................        178,905          191,175
  8.000%, due 11/01/27 .............................................        174,178          186,124
  8.000%, due 01/01/30 .............................................         52,194           55,681
  8.000%, due 02/01/34 .............................................      3,342,114        3,565,404
Federal National Mortgage Association
  5.000%, TBA ......................................................      5,240,000        5,076,250
  3.294%, due 09/01/33+ ............................................      1,728,503        1,720,893
  3.757%, due 09/01/33+ ............................................      3,238,950        3,151,456
  3.820%, due 09/01/33+ ............................................      2,825,986        2,772,970
  4.277%, due 03/01/34+ ............................................      2,393,104        2,354,317
  4.340%, due 06/01/33+ ............................................      1,098,528        1,085,053
  4.506%, due 07/01/34+ ............................................      5,362,444        5,339,693
  4.533%, due 04/01/33+ ............................................         67,884           67,118
  4.544%, due 12/01/34+ ............................................      6,866,666        6,791,109
  4.597%, due 05/01/33+ ............................................      4,692,569        4,655,074
  4.670%, due 02/01/35+ ............................................      4,728,863        4,679,776
  4.672%, due 03/01/35+ ............................................      5,289,047        5,252,346
  4.685%, due 04/01/35+ ............................................      8,864,419        8,804,515
  4.695%, due 03/01/35+ ............................................        391,018          387,052
  4.899%, due 05/01/35+ ............................................        603,143          597,870
  4.945%, due 02/01/35+ ............................................     16,264,305       16,276,503
  5.000%, due 10/01/10 .............................................      1,000,986          996,797
  5.001%, due 06/01/35+ ............................................        471,474          468,371
  5.078%, due 01/01/35+ ............................................      7,022,543        6,998,828
  5.120%, due 05/01/35+ ............................................     11,719,976       11,786,964
  5.500%, due 12/01/17 .............................................     13,363,630       13,455,998
  5.500%, due 09/01/19 .............................................     10,652,008       10,721,771
  5.500%, due 01/01/23 .............................................      4,178,668        4,180,755
  5.500%, due 02/01/23 .............................................      9,036,750        9,038,539
  5.500%, due 07/01/23 .............................................      8,431,633        8,433,302
  5.500%, due 08/01/23 .............................................     12,715,923       12,718,440
  5.500%, due 11/01/23 .............................................        195,900          194,047
  5.500%, due 02/01/24 .............................................      9,693,361        9,695,279
  5.500%, due 04/01/24 .............................................      5,943,427        5,935,538
  5.500%, due 03/01/33 .............................................        148,601          147,511
  5.500%, due 06/01/33 .............................................     15,710,448       15,606,562
  5.500%, due 07/01/33 .............................................      9,772,592        9,700,925
  5.500%, due 10/01/33 .............................................      4,795,271        4,760,105
  5.500%, due 11/01/34 .............................................      4,705,613        4,664,041
  6.000%, due 03/01/12 .............................................      1,440,004        1,477,055
  6.000%, due 07/01/17 .............................................        664,841          679,614
  6.000%, due 08/01/17 .............................................         87,395           89,336
  6.000%, due 12/01/17 .............................................      8,352,767        8,538,287
  6.000%, due 04/01/18 .............................................      2,431,839        2,485,735
  6.000%, due 02/01/19 .............................................      2,810,745        2,864,702
  6.000%, due 01/01/20 .............................................      3,916,176        4,001,648
  6.000%, due 02/01/20 .............................................      2,528,089        2,583,265

--------------------------------------------------------------------------------
114

  UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                           FACE
                                                                          AMOUNT           VALUE
                                                                       ------------   --------------
  6.000%, due 02/01/22 .............................................    $ 2,325,413      $ 2,366,272
  6.000%, due 06/01/23 .............................................      2,137,241        2,173,091
  6.000%, due 01/01/24 .............................................      2,024,645        2,048,729
  6.000%, due 03/01/28 .............................................      1,517,444        1,536,733
  6.000%, due 12/01/28 .............................................        784,103          794,070
  6.000%, due 02/01/29 .............................................        625,414          633,364
  6.000%, due 03/01/29 .............................................      1,136,529        1,150,976
  6.000%, due 04/01/29 .............................................      2,142,887        2,169,323
  6.000%, due 05/01/29 .............................................      1,051,319        1,064,683
  6.000%, due 07/01/29 .............................................      3,406,844        3,450,750
  6.000%, due 12/01/29 .............................................      5,241,335        5,307,959
  6.000%, due 06/01/31 .............................................      1,166,572        1,180,964
  6.000%, due 06/01/33 .............................................        104,383          105,473
  6.000%, due 11/01/34 .............................................      7,658,273        7,730,683
  6.000%, due 01/01/35 .............................................      4,177,684        4,217,185
  6.500%, due 04/01/16 .............................................      1,254,785        1,301,141
  6.500%, due 08/01/16 .............................................        161,763          166,411
  6.500%, due 06/01/17 .............................................      2,741,758        2,818,304
  6.500%, due 10/01/18 .............................................        546,243          548,082
  6.500%, due 10/01/27 .............................................      3,801,499        3,917,227
  6.500%, due 08/01/28 .............................................      1,212,905        1,249,436
  6.500%, due 09/01/28 .............................................         71,084           73,225
  6.500%, due 12/01/28 .............................................      3,327,167        3,427,378
  6.500%, due 01/01/29 .............................................        615,021          633,744
  6.500%, due 04/01/29 .............................................      3,414,349        3,516,729
  6.500%, due 06/01/29 .............................................      3,481,618        3,585,439
  6.500%, due 07/01/29 .............................................        503,947          518,975
  6.500%, due 08/01/29 .............................................      1,577,829        1,624,879
  6.500%, due 12/01/29 .............................................     13,107,324       13,505,944
  6.500%, due 05/01/30 .............................................        113,979          117,412
  6.500%, due 10/01/30 .............................................      2,330,404        2,399,896
  6.500%, due 07/01/31 .............................................        174,555          179,430
  6.500%, due 11/01/31 .............................................         82,885           85,200
  6.500%, due 04/01/32 .............................................      6,108,391        6,277,780
  7.000%, due 04/01/18 .............................................        211,502          212,466
  7.000%, due 05/01/26 .............................................        912,246          954,527
  7.000%, due 03/01/31 .............................................        407,559          426,449
  7.000%, due 11/01/31 .............................................      1,654,199        1,726,817
  7.000%, due 04/01/32 .............................................      4,297,434        4,484,639
  7.000%, due 06/01/32 .............................................        959,278          999,646
  7.000%, due 10/01/33 .............................................      1,644,086        1,716,529
  7.000%, due 01/01/34 .............................................      2,400,383        2,507,150
  7.500%, due 03/01/16 .............................................        449,978          473,051
  7.500%, due 02/01/27 .............................................        599,165          628,979
  7.500%, due 05/01/31 .............................................        271,637          284,572
  8.000%, due 11/01/22 .............................................        557,653          596,011
  9.500%, due 11/01/09 .............................................        762,946          807,281
Federal National Mortgage Association
  05-56, PO (c)
  0.000%, due 07/25/35 .............................................      4,141,000        3,360,367
Federal National Mortgage Association
  05-86, Class AI++(c)
  6.000%, due 10/25/35 .............................................     11,209,254        2,644,164
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30 .............................................      1,335,149        1,381,504
Federal National Mortgage Association
  Grantor Trust, 01-T10, Class A2
  7.500%, due 12/25/41 .............................................      5,141,887        5,380,482
Federal National Mortgage Association
  Grantor Trust, 01-T3, Class A1
  7.500%, due 11/25/40 .............................................        383,415          396,890
Federal National Mortgage Association
  Grantor Trust, 01-T4, Class A1
  7.500%, due 07/25/41 .............................................      3,129,820        3,272,331
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3
  7.500%, due 06/19/30 .............................................      2,488,352        2,592,605
Federal National Mortgage Association
  Grantor Trust, 02-T19, Class A1
  6.500%, due 07/25/42 .............................................      1,616,107        1,660,362
Federal National Mortgage Association
  Interest Strip++(c)
  5.000%, due 07/01/35 .............................................     18,511,038        4,404,235
  5.500%, due 02/01/33 .............................................     12,005,945        2,592,448
  5.500%, due 07/01/33 .............................................     18,068,943        3,891,096
  5.500%, due 12/01/35 .............................................     11,550,000        2,683,570
  6.000%, due 06/01/29 .............................................      9,491,031        1,986,040
  6.000%, due 12/01/35 .............................................      9,398,787        1,793,772
  6.500%, due 12/01/14 .............................................      2,820,862        2,901,996
  6.500%, due 11/01/31 .............................................      1,616,048          348,074
  6.500%, due 10/01/35 .............................................      3,121,065          534,482
  6.500%, due 12/01/35 .............................................      3,598,536          629,744
Federal National Mortgage Association
  Interest Strip PO(c)
  0.000%, due 02/01/32 .............................................      3,222,744        2,582,549
  0.000%, due 03/01/32 .............................................      2,927,974        2,349,002
  0.000%, due 06/01/32 .............................................      3,401,598        2,723,057
  0.000%, due 12/01/32+ ............................................     21,114,315       16,317,164
  0.000%, due 09/01/33 .............................................     18,142,966       13,504,634
  0.000%, due 11/01/33 .............................................      6,324,216        5,012,101
  0.000%, due 02/01/34 .............................................      5,940,921        4,590,408
  0.000%, due 07/01/34 .............................................     11,512,452        8,815,681
Federal National Mortgage Association
  Whole Loan, 01-W3, Class A
  7.000%, due 09/25/41 .............................................      3,652,241        3,762,805
Federal National Mortgage Association
  Whole Loan, 02-W1, Class 2A
  7.500%, due 02/25/42 .............................................        547,338          570,963
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A+
  4.861%, due 08/25/42 .............................................      2,193,059        2,221,277
Federal National Mortgage Association
  Whole Loan, 04-W1, Class 3A+
  4.850%, due 01/25/43 .............................................      3,396,016        3,484,209
Federal National Mortgage Association
  Whole Loan, 04-W12, Class 1A3
  7.000%, due 07/25/44 .............................................      2,756,139        2,866,827
Federal National Mortgage Association
  Whole Loan, 04-W15, Class 1A3
  7.000%, due 08/25/44 .............................................      2,766,410        2,834,533
Federal National Mortgage Association
  Whole Loan, 04-W8, Class 3A
  7.500%, due 06/25/44 .............................................      4,537,247        4,779,271
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25 .............................................        315,092          342,008

--------------------------------------------------------------------------------

  UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                           FACE
                                                                          AMOUNT           VALUE
                                                                       ------------   --------------
Federal National Mortgage Association,
  02-53, Class PD
  6.000%, due 01/25/32 .............................................   $  3,608,387     $  3,689,526
Federal National Mortgage Association
  REMIC, 03-14, Class BI++(c)
  6.000%, due 10/25/14 .............................................      1,358,663          177,841
Federal National Mortgage Association
  REMIC, 03-22, Class MI++(c)
  6.500%, due 04/25/33 .............................................      4,507,942        1,042,362
Federal National Mortgage Association
  REMIC, 03-44, Class IO++(c)
  6.500%, due 06/25/33 .............................................      6,356,193        1,371,223
Federal National Mortgage Association,
  93-106, Class Z
  7.000%, due 06/25/13 .............................................         94,495           98,245
First Horizon Alternative Mortgage Securities,
  04-AA3, Class A1+
  5.335%, due 09/25/34 .............................................      4,445,623        4,428,910
First Horizon Asset Securities, Inc.,
  04-FL1, Class 1A1+
  4.649%, due 02/25/35 .............................................      1,971,391        1,970,298
GMAC Mortgage Corp.
  11.625%, due 10/01/12(c)(d) ......................................         17,505           17,505
Government National Mortgage Association
  4.125%, due 10/20/29+ ............................................         35,562           35,810
  4.125%, due 12/20/29+ ............................................         68,870           69,356
  6.000%, due 09/20/28 .............................................        534,909          547,432
  6.000%, due 11/20/28 .............................................        189,614          194,053
  6.000%, due 12/20/28 .............................................         99,462          101,790
  6.000%, due 01/15/29 .............................................         39,566           40,569
  6.000%, due 02/20/29 .............................................      2,507,197        2,565,275
  6.000%, due 04/20/29 .............................................        452,070          462,542
  6.000%, due 05/20/29 .............................................      2,976,889        3,045,847
  6.000%, due 06/20/29 .............................................        218,982          224,055
  6.000%, due 07/15/29 .............................................      3,062,577        3,140,197
  6.000%, due 08/20/29 .............................................        175,596          179,664
  6.000%, due 09/20/29 .............................................        499,017          510,576
  6.000%, due 08/20/33 .............................................      2,497,945        2,555,149
  6.000%, due 02/20/34 .............................................      3,842,416        3,920,843
  6.500%, due 10/15/24 .............................................        950,649          995,257
  6.500%, due 08/15/27 .............................................        211,345          221,327
  6.500%, due 11/15/27 .............................................      1,597,124        1,672,559
  6.500%, due 03/15/28 .............................................         66,163           69,278
  6.500%, due 10/15/28 .............................................        613,927          642,833
  6.500%, due 10/15/28 .............................................        411,550          430,927
  6.500%, due 11/15/28 .............................................        421,906          441,771
  6.500%, due 01/15/29 .............................................         52,055           54,472
  6.500%, due 05/15/29 .............................................        980,180        1,025,694
  6.500%, due 12/15/29 .............................................         78,978           82,645
  6.500%, due 04/15/31 .............................................      1,275,768        1,333,432
  6.500%, due 09/15/32 .............................................        558,961          584,071
  7.000%, due 03/15/12 .............................................        985,672        1,028,175
  7.000%, due 07/15/25 .............................................      1,426,617        1,501,695
  7.000%, due 04/15/26 .............................................        418,826          440,898
  7.000%, due 06/15/27 .............................................         77,914           81,944
  7.000%, due 08/20/29 .............................................        490,480          511,837
  7.000%, due 07/15/31 .............................................        585,593          614,815
  7.500%, due 06/15/27 .............................................        115,594          121,777
  8.000%, due 09/15/17 .............................................      1,630,310        1,744,704
  8.000%, due 11/15/20 .............................................        293,952          314,620
  8.000%, due 12/15/22 .............................................          7,120            7,622
  8.000%, due 12/15/22 .............................................         58,949           63,106
  8.000%, due 12/15/23 .............................................        252,548          270,355
  8.000%, due 12/15/23 .............................................         75,012           80,301
  8.500%, due 12/15/17 .............................................      1,707,978        1,846,331
Government National Mortgage Association,
  02-23, Class PD
  6.500%, due 06/16/31 .............................................      1,898,011        1,912,240
GSMPS Mortgage Loan Trust,
  01-2, Class A, 144A+
  7.500%, due 06/19/32 .............................................        524,458          546,899
GSMPS Mortgage Loan Trust,
  04-4, Class 1AF, 144A
  4.779%, due 06/25/34 .............................................      5,661,002        5,678,634
GSR Mortgage Loan Trust,
  05-4F, Class 3A1
  6.500%, due 04/25/20 .............................................      9,553,634        9,808,768
Homebanc Mortgage Trust,
  04-1, Class 2A (a)
  4.809%, due 08/25/29 .............................................      3,790,520        3,806,843
Indymac Index Mortgage Loan Trust,
  04-AR4, Class B1+
  4.807%, due 08/25/34 .............................................      9,784,399        9,539,632
Indymac Index Mortgage Loan Trust,
  04-AR6, Class 1A+
  5.461%, due 10/25/34 .............................................      4,516,119        4,568,112
Indymac Index Mortgage Loan Trust,
  05-AR1, Class B1+
  5.334%, due 03/25/35 .............................................      7,951,965        7,865,612
Indymac Index Mortgage Loan Trust,
  05-AR3, Class B1+
  5.455%, due 04/25/35 .............................................      7,493,029        7,413,416
Indymac Index Mortgage Loan Trust,
  05-AR7, Class 7A1+
  5.418%, due 06/25/35 .............................................      9,756,534        9,759,558
MLCC Mortgage Investors, Inc.,
  03-D, Class XA1++(c)
  1.000%, due 08/25/28 .............................................    108,084,089        1,161,060
MLCC Mortgage Investors, Inc.,
  04-E, Class XA++(c)
  0.869%, due 11/25/29 .............................................    157,331,792        2,304,665
Morgan Stanley Mortgage Loan Trust,
  04-4, Class 2A+
  6.481%, due 09/25/34 .............................................      5,625,812        5,738,328
RAAC Series,
  04-SP2, Class A1+
  6.034%, due 01/25/32 .............................................      5,631,082        5,675,061
Residential Accredit Loans, Inc.,
  03-QS17, Class NB2
  8.000%, due 09/25/33 .............................................      2,324,102        2,435,518
Residential Accredit Loans, Inc.,
  05-QA4, Class M1+
  5.320%, due 04/25/35 .............................................      8,321,916        8,286,808
Residential Accredit Loans, Inc.,
  05-QA8, Class M1+
  5.600%, due 07/25/35 .............................................      9,040,999        9,027,226
Residential Funding Mortgage Sec I,
  05-SA2, Class M1+
  4.991%, due 06/25/35 .............................................      6,253,374        6,067,374

--------------------------------------------------------------------------------
116

  UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                           FACE
                                                                          AMOUNT           VALUE
                                                                       ------------   --------------
Sequoia Mortgage Trust,
  04-11, Class XAI++(c)
  0.632%, due 12/20/34 .............................................   $100,188,082   $    1,436,290
Structured Adjustable Rate Mortgage Loan
  Trust, 04-3AC, Class A1+
  4.940%, due 03/25/34 .............................................      8,060,226        8,009,711
Structured Adjustable Rate Mortgage Loan
  Trust, 05-11, Class B1+
  5.447%, due 05/25/35 .............................................      9,982,720        9,845,458
Structured Adjustable Rate Mortgage Loan
  Trust, 05-17, Class 4AX++(c)
  5.500%, due 08/25/35 .............................................      6,076,982          911,547
Structured Adjustable Rate Mortgage Loan
  Trust, 05-7, Class B11+
  5.458%, due 04/25/35 .............................................      8,988,423        8,878,877
Structured Asset Mortgage Investments, Inc.,
  04-AR8, Class X1++(c)
  0.960%, due 05/19/35 .............................................    124,736,762        2,611,670
Structured Asset Securities Corp.,
  02-23XS, Class A7 (a)
  6.080%, due 11/25/32 .............................................     17,391,000       17,297,464
Structured Asset Securities Corp.,
  04-20, Class 4A1
  6.000%, due 11/25/34 .............................................      6,836,426        6,866,108
Structured Asset Securities Corp.,
  04-5H, Class A3
  5.500%, due 12/25/33 .............................................     10,000,000        9,979,872
Vendee Mortgage Trust,
  98-2, Class 1G
  6.750%, due 06/15/28 .............................................        881,224          908,976
Washington Mutual MSC Mortgage,
  Pass-Through Certificates, 02-MS6,
  Class 3A1, 6.500%, due 09/25/32 ..................................        164,303          164,509
Wells Fargo Mortgage Backed Securities
  Trust, 03-18, Class A2
  5.250%, due 12/25/33 .............................................      3,669,801        3,548,698
Wells Fargo Mortgage Backed Securities
  Trust, 04-1, Class 1A1+
  3.390%, due 07/25/34 .............................................      5,119,382        5,120,376
Wells Fargo Mortgage Backed Securities
  Trust, 05-AR5, Class B1+
  5.051%, due 04/25/35 .............................................      7,741,487        7,589,076
Wells Fargo Mortgage Backed Securities
  Trust, 05-AR9, Class B1+
  4.355%, due 05/25/35 .............................................      9,876,983        9,572,957
                                                                                      --------------
                                                                                       1,052,748,469
                                                                                      --------------
Total U.S. Bonds ...................................................                   1,255,004,202
                                                                                      --------------

INTERNATIONAL BONDS -- 0.79%
INTERNATIONAL ASSET-BACKED SECURITIES -- 0.79%
UNITED KINGDOM -- 0.79%
Mound Financing PLC,
  4A, Class 2C, 144A+
  4.781%, due 02/08/42 .............................................      7,500,000        7,495,312
Paragon Mortgages PLC,
  7A, Class B1A, 144A+
  5.090%, due 05/15/43 .............................................      2,650,000        2,655,204
                                                                                      --------------
Total International Bonds ..........................................                      10,150,516
                                                                                      --------------
Total Bonds (Cost $1,290,110,959) ..................................                   1,265,154,718
                                                                                      --------------

                                                                           SHARES
                                                                        -----------
SHORT-TERM INVESTMENT -- 2.95%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund*,
  yield of 4.36% (Cost $37,823,509) ................................     37,823,509       37,823,509
                                                                                      --------------
Total Investments-- 101.65%
  (Cost $1,327,934,468) ............................................                   1,302,978,227
Liabilities, in excess of cash and
  other assets -- (1.65)% ..........................................                     (21,193,238)
                                                                                      --------------
Net Assets -- 100.00% ..............................................                  $1,281,784,989
                                                                                      ==============

NOTES TO SCHEDULE OF INVESTMENTS
     Aggregate cost for federal income tax purposes was $1,327,934,468; and net unrealized depreciation consisted of:

Gross unrealized appreciation ..............................    $  5,099,863
Gross unrealized depreciation ..............................     (30,056,104)
                                                                ------------
  Net unrealized depreciation ..............................    $(24,956,241)
                                                                ============

+ Floating rate securities-- The interest rate shown is the current rate as of December 31, 2005.
++ Interest only security-- This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
(a) Step Bonds-- Coupon rate increases in increments to maturity. Rate disclosure is as of December 31, 2005. Maturity date disclosed is the ultimate maturity date.
(b) All or portion of this security is segregated for "To Be Announced" ("TBA") security.
(c) Security is illiquid. This security amounted to $118,087,070 or 9.21% of net assets.
(d) Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2005, the value of this security amounted to $17,505 or 0.00% of net assets.

--------------------------------------------------------------------------------

  UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

*      Investment in affiliated mutual fund.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $95,587,156 or 7.46% of net assets.
PO Principal Only Security -- This security entitles the holder to receive principal from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.
REMIC  Real Estate Mortgage Investment Conduits
Strips Bonds that can be subdivided into a series of zero- coupon bonds.
TBA (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/ -1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when specific mortgage pools are assigned.

--------------------------------------------------------------------------------
118              See accompanying notes to financial statements.

  UBS CORPORATE BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2005, UBS Corporate Bond Relationship Fund (the "Fund") returned 1.42%. For purposes of comparison, the Lehman Brothers Credit Index (the "Index") returned 1.96% over the same period. Since inception on September 15, 2003, through period end, the Fund returned 4.69% on an annualized basis, versus the 4.20% annualized return of the Index. (Returns over various time periods are shown on page 120; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

While duration and yield curve positioning detracted from positive performance, our security selection and sector weightings were positive contributors during the year.

ECONOMY PROVED STRONG AND SURPRISINGLY RESILIENT, WHILE CERTAIN CORPORATE SECTORS STRUGGLED

Within the broad-based bond market, investors appeared concerned about the potential for inflation, looming interest rate hikes and geopolitical uncertainty in the Middle East. Compounding those concerns was the devastating hurricane season, which captured headlines for much of the summer and early fall. On August 29, Hurricane Katrina made landfall near New Orleans, forcing the city's evacuation and causing an estimated $75 billion worth of damage. The storm - along with Hurricane Rita, which struck southeastern Texas a month later
- significantly impaired the Gulf Coast's oil-refining capacity, and sent oil prices soaring to a high of more than $70 a barrel. Over Labor Day weekend, the average price of regular unleaded gasoline broke $3.07 a gallon nationwide.

Economic data in the second half of the year proved the economy to be surprisingly resilient to the shocks of the hurricanes and high energy prices. Core CPI, an inflation indicator that excludes energy and food, remained relatively low throughout the year, as did unemployment, while consumer confidence surged in November and continued to rise in December.

After being the top performer the last two years, the credit sector was the worst performing component of the Lehman Aggregate index in 2005 relative to Treasuries. After starting the first two months of the year on a positive note, March marked an inflection point for the credit index, driven by concern in the auto sector, rate volatility and the Fed's tightening policy. For the remainder of 2005, returns continued to decline, due to auto downgrades, concerns over inflation, high energy prices and increased shareholder activism.

THE PORTFOLIO ADOPTED DEFENSIVE STANCE IN CHALLENGING MARKET

On the portfolio level, we tended to remain defensively positioned wherever possible. We maintained our short duration stance throughout the year in anticipation of the Federal Reserve Board (the "Fed") continuing its tightening policy. The Fed, in fact, raised rates eight times in 2005, bringing the federal funds rate to 4.25%, the highest it has been since May 2001. (The Fed hiked rates another 25 basis points after the period ended, bringing the fed funds rate to 4.50%). To find value in this tight, potentially overpriced market, we relied on our in-depth research and analysis. The result was an active duration strategy and careful security selections that allowed us to capitalize on opportunities in the market. Specifically, throughout the year, the Fund maintained an overweight, both in market value and in duration terms, to corporates bonds versus non-corporates. Within corporate bonds we favored the lower quality BBB-rated securities over higher rated securities. In particular, we favored the 5- to 7-year portion of the yield curve. Going forward we will continue to monitor the economy and will pay particular attention to data regarding the deterioration of leverage or liquidity in corporations. If this deterioration occurs, we expect the market will drive spreads wider to compensate for the added credit risk. In addition, we will also continue to look for bottom-up, issue selection opportunities through our in-depth credit research and analysis.

           -----------------------------------------------------------
           This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005. The views and opinions in the letter were current as of February 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

  UBS CORPORATE BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                             1 year      Annualized
                                             ended        09/15/03*
                                            12/31/05     to 12/31/05
-----------------------------------------------------------------------
UBS CORPORATE BOND RELATIONSHIP FUND         1.42%         4.69%
-----------------------------------------------------------------------
Lehman Brothers Credit Index                 1.96          4.20
-----------------------------------------------------------------------

* Inception date of UBS Corporate Bond Relationship Fund.

  Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Corporate Bond Relationship Fund and the Lehman Brothers Credit Index if you had invested $100,000 on September 15, 2003, the Funds inception date. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

UBS CORPORATE BOND RELATIONSHIP FUND VS. LEHMAN BROTHERS CREDIT INDEX+

          [CHART OF UBS CORPORATE BOND RELATIONSHIP FUND VS.
                  LEHMAN BROTHERS CREDIT INDEX+]

                       UBS CORPORATE BOND             LEHMAN BROTHERS
                        RELATIONSHIP FUND              CREDIT INDEX
 9/30/03                    $102,325                     $101,944
10/31/03                     101,149                      100,858
11/30/03                     101,771                      101,321
12/31/03                     103,252                      102,450
 1/31/04                     104,413                      103,485
 2/29/04                     105,657                      104,787
 3/31/04                     106,769                      105,800
 4/30/04                     103,346                      102,466
 5/31/04                     102,428                      101,747
 6/30/04                     102,960                      102,175
 7/31/04                     104,270                      103,436
 8/31/04                     106,935                      105,878
 9/30/04                     107,647                      106,472
10/31/04                     108,952                      107,503
11/30/04                     107,959                      106,425
12/31/04                     109,528                      107,815
 1/31/05                     110,317                      108,669
 2/28/05                     109,679                      108,029
 3/31/05                     108,095                      106,684
 4/30/05                     109,472                      108,115
 5/31/05                     110,942                      109,628
 6/30/05                     112,037                      110,499
 7/31/05                     111,321                      109,390
 8/31/05                     112,851                      111,054
 9/30/05                     110,800                      109,390
10/31/05                     109,735                      108,196
11/30/05                     110,157                      108,854
12/31/05                     111,079                      109,926

                             [END CHART]

09/15/03 = $100,000                                        Data through 12/31/05

+ Fund returns are net of all fees and costs without deduction of taxes that would be paid on redemptions of fund shares. Index returns do not reflect fees and expenses associated with operating a mutual fund.

--------------------------------------------------------------------------------
120

  UBS CORPORATE BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund'sical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Beginning                  Ending                Expenses Paid
                                                       Account Value             Account Value            During Period*
                                                        July 1, 2005           December 31, 2005         7/1/05-12/31/05
-------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000.00                 $  991.40                  $0.50
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)           1,000.00                  1,024.70                   0.51
-------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.1000%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

  UBS CORPORATE BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)
As of December 31, 2005

                                                       Percentage of
                                                        Net Assets
--------------------------------------------------------------------
Ford Motor Credit Co. 5.800%, due 01/12/09                 10.5%
General Electric Capital Corp. 6.000%, due 06/15/12         4.5
Morgan Stanley 6.750%, due 04/15/11                         3.5
Goldman Sachs Group, Inc. 6.875%, due 01/15/11              3.5
DaimlerChrysler N.A. Holding Corp. 4.050%, due 06/04/08     3.0
International Lease Finance Corp. 3.500%, due 04/01/09      2.9
Citigroup, Inc. 5.625%, due 08/27/12                        2.6
Wells Fargo Bank N.A. 6.450%, due 02/01/11                  2.5
Citigroup, Inc. 5.000%, due 09/15/14                        2.3
Bank of America Corp. 7.400%, due 01/15/11                  2.2
--------------------------------------------------------------------
Total                                                      37.5%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of December 31, 2005

-----------------------------------------------------------------
BONDS
U.S. Corporate Bonds
    Aerospace & Defense ................................    0.45%
    Automobiles ........................................    2.97
    Beverages ..........................................    2.00
    Capital Markets.....................................    7.06
    Chemicals ..........................................    0.69
    Commercial Banks ...................................    9.56
    Commercial Services & Supplies .....................    1.63
    Consumer Finance ...................................    9.84
    Diversified Financial Services .....................   23.25
    Diversified Telecommunication Services .............    4.19
    Electric Utilities .................................    4.37
    Food & Staples Retailing ...........................    1.29
    Food Products ......................................    1.56
    Gas Utilities ......................................    0.40
    Hotels, Restaurants & Leisure ......................    0.52
    Household Durables .................................    0.53
    Insurance ..........................................    2.20
    IT Services ........................................    0.48
    Machinery ..........................................    0.38
    Media ..............................................    3.68
    Multi-Utilities & Unregulated Power ................    1.74
    Oil & Gas ..........................................    3.86
    Personal Products ..................................    0.66
    Pharmaceuticals ....................................    1.02
    Real Estate ........................................    1.08
    Road & Rail ........................................    1.75
    Thrifts & Mortgage Finance .........................    4.18
    Tobacco ............................................    0.92
    Wireless Telecommunication Services ................    0.56
                                                          ------
      Total U.S. Corporate Bonds .......................   92.82

INTERNATIONAL BONDS
International Corporate Bonds
    Aerospace & Defense ................................    0.40
    Commercial Banks ...................................    1.03
    Diversified Telecommunication Services .............    1.39
    Oil & Gas ..........................................    0.82
                                                          ------
      Total International Corporate Bonds ..............    3.64

Sovereign/SupraNational Bond ...........................    0.49
                                                          ------
      Total International Bonds ........................    4.13
TOTAL BONDS ............................................   96.95
SHORT-TERM INVESTMENT ..................................    1.35
                                                          ------
   TOTAL INVESTMENTS ...................................   98.30
CASH AND OTHER ASSETS, LESS LIABILITIES ................    1.70
                                                          ------
NET ASSETS .............................................  100.00%
                                                          ======

--------------------------------------------------------------------------------
122

  UBS CORPORATE BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                   FACE
                                                                  AMOUNT              VALUE
                                                                ---------          ------------
BONDS --  96.95%
U.S. CORPORATE BONDS -- 92.82%
Albertson's, Inc.
   8.000%, due 05/01/31 ................................      $   660,000          $    649,339
Allstate Corp.
   7.200%, due 12/01/09 ................................        2,025,000             2,180,498
American Electric Power Co., Inc.
   6.125%, due 05/15/06 ................................        1,186,000             1,191,363
American General Finance Corp.
   5.375%, due 10/01/12 ................................        2,085,000             2,095,600
AnheuserBusch Cos., Inc.
   9.000%, due 12/01/09 ................................        1,815,000             2,081,691
AT&T Corp.
   9.750%, due 11/15/31 ................................        2,065,000             2,593,896
AT&T, Inc.
   5.875%, due 02/01/12 ................................        1,550,000             1,593,584
   6.450%, due 06/15/34 ................................          875,000               910,502
AvalonBay Communities, Inc., REIT
   7.500%, due 08/01/09 ................................        1,495,000             1,609,687
Avon Products, Inc.
   7.150%, due 11/15/09 ................................        2,255,000             2,421,714
Bank of America Corp.
   7.400%, due 01/15/11 ................................        7,250,000             7,986,049
Bank One Corp.
   7.875%, due 08/01/10 ................................        6,225,000             6,910,559
BellSouth Corp.
   6.550%, due 06/15/34 ................................        2,270,000             2,417,918
Boeing Capital Corp.
   7.375%, due 09/27/10 ................................        2,225,000             2,448,305
Bombardier Capital, Inc., 144A
   6.125%, due 06/29/06 ................................        3,325,000             3,325,000
Bristol-Myers Squibb Co.
   5.750%, due 10/01/11 ................................        1,875,000             1,936,461
Burlington Northern Santa Fe Corp.
   7.082%, due 05/13/29 ................................        1,575,000             1,872,284
C.S. First Boston USA, Inc.
   3.875%, due 01/15/09 ................................        1,480,000             1,436,712
   6.500%, due 01/15/12 ................................        2,700,000             2,888,403
Capital One Financial Corp.
   5.500%, due 06/01/15 ................................        2,225,000             2,211,982
Caterpillar, Inc.
   6.550%, due 05/01/11 ................................        1,300,000             1,402,674
Cendant Corp.
   6.250%, due 01/15/08 ................................        2,160,000             2,198,953
Centex Corp.
   7.875%, due 02/01/11 ................................        1,750,000             1,921,227
Citigroup, Inc.
   5.000%, due 09/15/14 ................................        8,375,000             8,243,973
   5.625%, due 08/27/12 ................................        9,275,000             9,559,854
Comcast Cable Communications, Inc.
   6.750%, due 01/30/11 ................................        6,725,000             7,120,470
Computer Sciences Corp.
   3.500%, due 04/15/08 ................................        1,825,000             1,750,595
ConAgra Foods, Inc.
   6.750%, due 09/15/11 ................................        1,950,000             2,077,089
Coors Brewing Co.
   6.375%, due 05/15/12 ................................        1,875,000             1,986,900
Countrywide Home Loans, Inc.
   3.250%, due 05/21/08 ................................        3,255,000             3,125,689
DaimlerChrysler N.A. Holding Corp.
   4.050%, due 06/04/08 ................................       11,150,000            10,854,469
Devon Financing Corp. ULC
   6.875%, due 09/30/11 ................................        2,970,000             3,248,690
Dominion Resources, Inc. VA
   5.950%, due 06/15/35 ................................        2,075,000             2,025,381
Duke Energy Field Services LLC
   7.875%, due 08/16/10 ................................        2,050,000             2,267,181
Enterprise Products Partners L.P.
   6.875%, due 03/01/33 ................................        1,900,000             2,012,765
EOP Operating L.P.
   7.250%, due 06/15/28 ................................        2,110,000             2,332,719
Erac U.S.A. Finance Co., 144A
   8.000%, due 01/15/11 ................................        1,910,000             2,133,923
Exelon Generation Co. LLC
   5.350%, due 01/15/14 ................................        2,075,000             2,068,808
FirstEnergy Corp., Series B
   6.450%, due 11/15/11 ................................        3,100,000             3,285,991
Ford Motor Credit Co.
   5.800%, due 01/12/09 ................................       44,195,000            38,553,022
FPL Group Capital, Inc.
   6.125%, due 05/15/07 ................................          975,000               988,419
   7.625%, due 09/15/06 ................................          625,000               636,379
General Electric Capital Corp.
   6.000%, due 06/15/12 ................................       15,610,000            16,440,312
   6.750%, due 03/15/32 ................................        4,775,000             5,605,139
General Motors Acceptance Corp.
   6.875%, due 09/15/11 ................................        7,415,000             6,762,072
Goldman Sachs Group, Inc.
   6.875%, due 01/15/11 ................................       11,975,000            12,900,332
Harrah's Operating Co., Inc.
   7.500%, due 01/15/09 ................................        1,810,000             1,917,090
HSBC Bank USA N.A.
   5.625%, due 08/15/35 ................................        4,350,000             4,254,639
HSBC Finance Corp.
   6.750%, due 05/15/11 ................................        5,525,000             5,929,270
ICI Wilmington, Inc.
   4.375%, due 12/01/08 ................................        2,590,000             2,523,831
International Lease Finance Corp.
   3.500%, due 04/01/09 ................................       11,325,000            10,779,837
John Deere Capital Corp.
   7.000%, due 03/15/12 ................................        2,200,000             2,429,915
Kinder Morgan Energy Partners LP
   5.800%, due 03/15/35 ................................        4,525,000             4,328,638
Kraft Foods, Inc.
   5.625%, due 11/01/11 ................................        3,525,000             3,616,639
Kroger Co.
   7.500%, due 04/01/31 ................................        1,660,000             1,853,183
Lincoln National Corp.
   6.200%, due 12/15/11 ................................        1,120,000             1,188,892
Lockheed Martin Corp.
   8.500%, due 12/01/29 ................................        1,200,000             1,635,562

--------------------------------------------------------------------------------

  UBS CORPORATE BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                 FACE
                                                                AMOUNT                VALUE
                                                             ------------          ------------
Marathon Oil Corp.
   6.125%, due 03/15/12 ................................      $ 1,675,000           $ 1,776,132
Marsh & McLennan Cos., Inc.
   6.250%, due 03/15/12 ................................        1,530,000             1,594,035
MBNA Corp.
   7.500%, due 03/15/12 ................................        2,025,000             2,280,822
McKesson Corp.
    7.750%, due 02/01/12 ...............................        1,675,000             1,885,440
Metlife, Inc.
   5.000%, due 11/24/13 ................................        3,100,000             3,067,050
Miller Brewing Co., 144A
   5.500%, due 08/15/13 ................................        3,200,000             3,261,779
Morgan Stanley
   6.750%, due 04/15/11 ................................       12,000,000            12,918,324
New Cingular Wireless Services, Inc.
   8.750%, due 03/01/31 ................................        1,530,000             2,026,972
News America, Inc.
   6.200%, due 12/15/34 ................................        2,125,000             2,110,763
Pacific Gas & Electric Co.
   6.050%, due 03/01/34 ................................        3,275,000             3,389,491
Philip Morris
   7.750%, due 01/15/27 ................................        1,400,000             1,662,038
PPL Energy Supply LLC
   6.400%, due 11/01/11 ................................        2,475,000             2,608,744
Progress Energy, Inc.
   7.000%, due 10/30/31 ................................        1,800,000             1,997,492
Safeway, Inc.
   7.250%, due 02/01/31 ................................        2,065,000             2,228,296
Sempra Energy
   7.950%, due 03/01/10 ................................        1,325,000             1,455,477
Sprint Capital Corp.
   8.750%, due 03/15/32 ................................        3,825,000             5,076,081
Time Warner, Inc.
   7.625%, due 04/15/31 ................................        2,450,000             2,728,440
TXU Energy Co. LLC
   7.000%, due 03/15/13 ................................        1,775,000             1,891,554
U.S. Bank N.A.
   6.375%, due 08/01/11 ................................        1,800,000             1,922,096
Union Pacific Corp.
   6.625%, due 02/01/08 ................................        1,100,000             1,136,070
   6.700%, due 12/01/06 ................................        1,245,000             1,263,426
UST, Inc.
   6.625%, due 07/15/12 ................................        1,650,000             1,715,733
Valero Energy Corp.
   7.500%, due 04/15/32 ................................        2,255,000             2,740,481
Verizon New York, Inc., Series B
   7.375%, due 04/01/32 ................................        2,600,000             2,733,406
Viacom, Inc.
   6.625%, due 05/15/11 ................................        1,450,000             1,510,168
Wachovia Bank N.A.
   7.800%, due 08/18/10 ................................        4,350,000             4,882,575
Washington Mutual Bank F.A.
   5.500%, due 01/15/13 ................................        4,775,000             4,849,547
Washington Mutual, Inc.
   5.625%, due 01/15/07 ................................        7,270,000             7,310,043
Waste Management, Inc.
   7.375%, due 08/01/10 ................................        1,725,000             1,877,305
Wells Fargo Bank N.A.
   6.450%, due 02/01/11 ................................        8,450,000             9,005,452
Wyeth
   5.500%, due 03/15/13 ................................        1,775,000             1,799,438
                                                                                   ------------
Total U.S. Corporate Bonds .............................                            339,426,739
                                                                                   ------------
INTERNATIONAL BONDS --  4.13%
INTERNATIONAL CORPORATE BONDS -- 3.64%
CANADA -- 1.22%
Anadarko Finance Co.
   7.500%, due 05/01/31 ................................        1,250,000             1,532,016
Bombardier, Inc., 144A
   6.300%, due 05/01/14 ................................        1,675,000             1,465,625
Burlington Resources Finance Co.
   6.680%, due 02/15/11 ................................        1,340,000             1,444,802
                                                                                   ------------
                                                                                      4,442,443
                                                                                   ------------
LUXEMBOURG -- 1.39%
Telecom Italia Capital S.A.
   5.250%, due 11/15/13 ................................        1,750,000             1,717,229
   6.375%, due 11/15/33 ................................        3,335,000             3,373,473
                                                                                   ------------
                                                                                      5,090,702
                                                                                   ------------
UNITED KINGDOM -- 1.03%
Abbey National PLC
   7.950%, due 10/26/29 ................................        1,560,000             2,022,364
HSBC Holdings PLC
   5.250%, due 12/12/12 ................................           15,000                15,052
Royal Bank of Scotland Group PLC
   9.118%, due 03/31/10 ................................        1,515,000             1,735,584
                                                                                   ------------
                                                                                      3,773,000
                                                                                   ------------

Total International Corporate Bonds ....................                             13,306,145
                                                                                   ------------
SOVEREIGN/SUPRANATIONAL BONDS --  0.49%
Pemex Project Funding Master Trust
   8.000%, due 11/15/11 ................................        1,605,000             1,795,995
                                                                                   ------------

Total International Bonds ..............................                             15,102,140
                                                                                   ------------
Total Bonds (Cost $357,998,777) ........................                            354,528,879
                                                                                   ------------

                                                                  SHARES
                                                                ---------
SHORT-TERM INVESTMENT --  1.35%
UBS Supplementary Trust --
   U.S. Cash Management Prime Fund*,
   yield of 4.36% (Cost $4,923,022) ....................        4,923,022             4,923,022
                                                                                   ------------
Total Investments -- 98.30%
   (Cost $362,921,799) .................................                            359,451,901
Cash and other assets, less liabilities -- 1.70%                                      6,222,772
                                                                                   ------------
Net Assets - 100.00% ...................................                           $365,674,673
                                                                                   ============

--------------------------------------------------------------------------------
124

  UBS CORPORATE BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
   Aggregate cost for federal income tax purposes was $362,921,799; and net unrealized depreciation consisted of:

Gross unrealized appreciation ..................   $ 2,544,590
Gross unrealized depreciation ..................    (6,014,488)
                                                   -----------
   Net unrealized appreciation .................   $(3,469,898)
                                                   ===========

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $10,186,327 or 2.79% of net assets.
REIT  Real Estate Investment Trust.
*     Investment in affiliated mutual fund.

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.             125

  UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2005, UBS Opportunistic High Yield Relationship Fund (the "Fund") returned 2.50%, versus the 2.85% return of its benchmark, the Merrill Lynch U.S. High Yield Cash Pay Constrained Index (the "Index"). Since inception on April 5, 2004, through period end, the Fund returned 5.48% on an annualized basis, versus the 6.62% annualized return of the Index. (Returns over various time periods are shown on page 127; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

2005 A CHALLENGING, BUT POSITIVE PERIOD FOR HIGH-YIELD MARKET

During the year, the Federal Reserve Board (the "Fed") continued its policy of "measured" interest rate hikes in an attempt to maintain price stability. During the course of the year, the Fed raised short-term rates eight times, bringing the federal funds rate from 2.25% to 4.25%, the highest it has been since May 2001. (The Fed hiked rates another 25 basis points after the period ended, bringing the fed funds rate to 4.50%). Although it was an area of concern throughout the year, the tightening policy seems to be having its desired effect, as inflation -- especially core measures -- remained low over the course of 2005.

Other economic news was decidedly positive, despite some short-term jitters in September and October. One of the big stories in the United States during the reporting period was the devastating hurricane season, which captured headlines for much of the summer and early fall. On August 29, Hurricane Katrina made landfall near New Orleans, forcing the city's evacuation and causing an estimated $75 billion worth of damage. The storm -- along with Hurricane Rita, which struck southeastern Texas a month later -- significantly impaired the Gulf Coast's oil-refining capacity and ushered in more big news as oil prices soared to a high of more than $70 a barrel. On Labor Day weekend, the average price of regular unleaded gasoline broke $3.07 a gallon nationwide.

Many investors feared the shock of high energy prices along with the extensive damage caused by the hurricane season would serve a blow to the nation's economy. However, after an initial spike in jobless claims caused primarily by displaced New Orleans residents, subsequent data proved the economy to be much more resilient than many had anticipated. Overall unemployment and core inflation both remained low, while consumer confidence, after dropping in October, surged in November and continued to rise in December.

This proved to be a challenging period for fixed-income investors, and the high-yield market in particular. During 2005, the market grappled with the downgrades of GM and Ford, the defaults of several prominent high-yield issuers (Delta Airlines, Northwest Airlines, Collins & Aikman, Delphi Automotive, and Calpine), and the collapse of Refco, the derivatives trading company. The market was also hurt by poor technicals as mutual fund investors exited in large numbers. Despite all of these negative events, the market was able to eke out a positive return after being down well over 3% on the year through mid-May. Offsetting these negatives, the market was aided by solid underlying fundamentals, including a strong economy (as mentioned above), low default rates on a historical basis, improving credit and a large number of refinancings, which kept cash in the market.

OUTLOOK FOR HIGH-YIELD MARKET GENERALLY POSITIVE

Going into 2006, fundamentals for the US high-yield market remain firm. Default rates, despite some high profile cases, remain well below long-term averages and, although we expect them to rise in the second half of 2006, are expected to remain below long-term averages throughout the coming year. Credit improvement, although slowing, should provide a solid backdrop for the market. However, we believe many of these positive fundamentals are priced into the market given the current spreads. With the outlook for the economy stable, default rates low, the continuing opportunity for positive events, and fairly tight high-yield spreads, we believe that the market should be positioned positively over the coming months.

           -----------------------------------------------------------
           This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005. The views and opinions in the letter were current as of February 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------
126

  UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                            1 year
                                                            ended            04/05/04*
                                                           12/31/05         to 12/31/05
----------------------------------------------------------------------------------------
UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND               2.50%             5.48%
----------------------------------------------------------------------------------------
Merrill Lynch U.S. High Yield Cash Pay Index                 2.83              6.62
----------------------------------------------------------------------------------------
Merrill Lynch U.S. High Yield Cash Pay Constrained Index     2.85              6.62
----------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index                    2.43              4.61
----------------------------------------------------------------------------------------

* Inception date of UBS Opportunistic High Yield Relationship Fund is 09/04/02. The Fund was inactive from 05/21/03 to 04/04/04. Inception date of the Merrill Lynch U.S. High Yield Cash Pay Index for the purpose of this illustration is 03/31/04. The inception return of the Fund and the Index is calculated as of 04/05/04, which is the date the Fund re-commenced investment operations.

   The Fund's benchmark index changed from the Lehman Brothers U.S. Aggregate Bond Index to the Merrill Lynch U.S. High Yield Cash Pay Constrained Index on June 1, 2005.

   Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Opportunistic High Yield Relationship Fund, Merrill Lynch U.S. High Yield Cash Pay Index, Merrill Lynch U.S. High Yield Cash Pay Constrained Index, Lehman Brothers U.S. Aggregate Bond Index if you had invested $100,000 on April 5, 2004, the Fund's inception date. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND VS. MERRILL LYNCH U.S. HIGH YIELD CASH PAY INDEX, MERRILL LYNCH U.S. HIGH YIELD CASH PAY CONSTRAINED INDEX, LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX+

 [CHART OF UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND VS. MERRILL LYNCH U.S.
  HIGH YIELD CASH PAY INDEX, MERRILL LYNCH U.S. HIGH YIELD CASH PAY CONSTRAINED
               INDEX, LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX+]

               UBS OPPORTUNISTIC       MERRILL LYNCH U.S.       MERRILL LYNCH U.S.         LEHMAN BROTHERS
                    HIGH YIELD             HIGH YIELD           HIGH YIELD CASH PAY         U.S. AGGREGATE
               RELATIONSHIP FUND         CASH PAY INDEX          CONSTRAINED INDEX            BOND INDEX
 4/05/04          $100,000                  $100,000                $100,000                  $100,000
 4/30/04            99,612                    99,639                  99,650                   101,200
 5/31/04            96,856                    98,049                  98,051                   100,795
 6/30/04            98,264                    99,480                  99,479                   101,364
 7/31/04           101,201                   100,840                 100,837                   102,369
 8/31/04           103,241                   102,664                 102,662                   104,322
 9/30/04           103,597                   104,095                 104,086                   104,605
10/30/04           105,018                   106,071                 106,053                   105,482
11/30/04           105,652                   107,145                 107,124                   104,640
12/31/04           107,045                   108,738                 108,709                   105,603
 1/31/05           107,644                   108,648                 108,618                   106,266
 2/28/05           109,894                   110,178                 110,140                   105,639
 3/31/05           105,402                   107,178                 107,152                   105,096
 4/30/05           102,780                   106,067                 106,043                   106,518
 5/31/05           105,057                   108,013                 107,985                   107,671
 6/30/05           107,242                   110,065                 109,868                   108,258
 7/31/05           109,989                   111,780                 111,418                   107,273
 8/31/05           110,699                   112,187                 111,924                   108,648
 9/30/05           109,578                   111,062                 110,914                   107,528
10/31/05           108,173                   110,273                 109,935                   106,678
11/30/05           108,947                   110,795                 110,742                   107,150
12/31/05           109,719                   111,819                 111,812                   108,168

                                               [END CHART]

04/05/04 = $100,000                                        Data through 12/31/05

+ Fund returns are net of all fees and costs without deduction of taxes that would be paid on redemptions of fund shares. Index returns do not reflect fees and expenses associated with operating a mutual fund.

--------------------------------------------------------------------------------

  UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Beginning               Ending              Expenses Paid
                                                      Account Value          Account Value          During Period*
                                                       July 1, 2005        December 31, 2005       7/1/05-12/31/05
-------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000.00              $1,023.10                $0.70
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)          1,000.00               1,024.51                 0.70
-------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.1375%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
128

  UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)
As of December 31, 2005

                                                       Percentage of
                                                        Net Assets
--------------------------------------------------------------------
General Motors Acceptance Corp. 7.250%, due 03/02/11       13.0%
Sinclair Broadcast Group, Inc. 8.750%, due 12/15/11         4.7
Cenveo Corp. 9.625%, due 03/15/12                           4.6
Dynegy Holdings, Inc. 10.125%, due 07/15/13                 4.3
American Cellular Corp. 10.000%, due 08/01/11               4.2
Sheridan Group, Inc. 10.250%, due 08/15/11                  3.9
Houghton Mifflin Co. 9.875%, due 02/01/13                   3.7
Giant Industries, Inc. 8.000%, due 05/15/14                 3.6
Mediacom LLC 9.500%, due 01/15/13                           3.4
Bluewater Finance Ltd. 10.250%, due 02/15/12                3.3
--------------------------------------------------------------------
Total                                                      48.7%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of December 31, 2005

-----------------------------------------------------------------
BONDS
U.S. BONDS
U.S. Corporate Bonds
    Auto Components ....................................    4.34%
    Chemicals ..........................................    2.16
    Commercial Services & Supplies .....................    8.44
    Consumer Finance ...................................   13.00
    Containers & Packaging .............................    9.25
    Diversified Telecommunication Services .............    3.06
    Electric Utilities .................................    2.65
    Energy Equipment & Services ........................    4.29
    Hotels, Restaurants & Leisure ......................    9.47
    Media ..............................................   11.78
    Metals & Mining ....................................    5.32
    Oil & Gas ..........................................    5.29
    Software ...........................................    2.85
    Wireless Telecommunication Services ................    4.23
                                                          ------
      Total U.S. Corporate Bonds .......................   86.13

INTERNATIONAL BONDS
International Corporate Bonds
    Energy Equipment & Services ........................    3.34
    Food & Staples Retailing ...........................    2.84
    Paper & Forest Products ............................    1.54
                                                          ------
      Total International Bonds ........................    7.72
TOTAL BONDS ............................................   93.85
SHORT-TERM INVESTMENT ..................................    4.58
                                                          ------
    TOTAL INVESTMENTS ..................................   98.43
CASH AND OTHER ASSETS, LESS LIABILITIES ................    1.57
                                                          ------
NET ASSETS .............................................  100.00%
                                                          ======

--------------------------------------------------------------------------------

  UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                  FACE
                                                                 AMOUNT               VALUE
                                                              -----------          ------------
BONDS -- 93.85%
U.S. BONDS -- 86.13%
U.S. CORPORATE BONDS -- 86.13%
Activant Solutions, Inc., 144A+
   10.065%, due 04/01/10 ...............................      $ 4,000,000          $  4,125,000
AK Steel Corp.
   7.875%, due 02/15/09 ................................        5,000,000             4,750,000
American Cellular Corp.
   10.000%, due 08/01/11 ...............................        5,650,000             6,130,250
Berry Plastics Corp.
   10.750%, due 07/15/12 ...............................        3,750,000             4,031,250
Century Aluminum Co.
   7.500%, due 08/15/14 ................................        3,000,000             2,955,000
Cenveo Corp.
   9.625%, due 03/15/12 ................................        6,125,000             6,615,000
Cincinnati Bell, Inc.
   8.375%, due 01/15/14 ................................        4,500,000             4,426,875
Cooper Standard Automotive, Inc.
   8.375%, due 12/15/14 ................................        4,475,000             3,401,000
Crown Cork & Seal Co., Inc.
   8.000%, due 04/15/23 ................................        4,400,000             4,224,000
Dynegy Holdings, Inc., 144A
   10.125%, due 07/15/13 ...............................        5,500,000             6,215,000
Edison Mission Energy
   10.000%, due 08/15/08 ...............................        3,500,000             3,832,500
General Motors Acceptance Corp.
   7.250%, due 03/02/11 ................................       20,500,000            18,842,329
Giant Industries, Inc.
   8.000%, due 05/15/14 ................................        5,000,000             5,162,500
Houghton Mifflin Co.
   9.875%, due 02/01/13 ................................        5,000,000             5,343,750
Landry's Restaurants, Inc.
   7.500%, due 12/15/14 ................................        4,000,000             3,740,000
Mandalay Resort Group
   6.500%, due 07/31/09 ................................        1,750,000             1,769,688
Mediacom LLC
   9.500%, due 01/15/13 ................................        5,000,000             4,881,250
Omnova Solutions, Inc.
   11.250%, due 06/01/10 ...............................        3,000,000             3,127,500
Owens-Brockway Glass Container, Inc.
   6.750%, due 12/01/14 ................................        4,000,000             3,880,000
Owens-Illinois, Inc.
   7.350%, due 05/15/08 ................................        1,250,000             1,265,625
River Rock Entertainment Authority
   9.750%, due 11/01/11 ................................        4,000,000             4,310,000
Sheridan Group, Inc.
   10.250%, due 08/15/11 ...............................        5,450,000             5,606,687
Sinclair Broadcast Group, Inc.
   8.750%, due 12/15/11 ................................        6,500,000             6,841,250
Stanadyne Corp.
   10.000%, due 08/15/14 ...............................        3,000,000             2,880,000
Whiting Petroleum Corp., 144A
   7.000%, due 02/01/14 ................................        2,500,000             2,506,250
Wynn Las Vegas Capital Corp.
   6.625%, due 12/01/14 ................................        4,000,000             3,890,000
                                                                                   ------------
Total U.S. Corporate Bonds .............................                            124,752,704
                                                                                   ------------
INTERNATIONAL BONDS -- 7.72%
INTERNATIONAL CORPORATE BONDS -- 7.72%
CANADA -- 4.38%
Jean Coutu Group, Inc.
   8.500%, due 08/01/14 ................................        4,500,000             4,117,500
Tembec Industries, Inc.
   8.500%, due 02/01/11 ................................        4,000,000             2,220,000
                                                                                   ------------
                                                                                      6,337,500
                                                                                   ------------
CAYMAN ISLANDS -- 3.34%
Bluewater Finance Ltd.
   10.250%, due 02/15/12 ...............................        4,500,000             4,837,500
                                                                                   ------------

Total International Corporate Bonds ....................                             11,175,000
                                                                                   ------------
Total Bonds (Cost $139,198,287) ........................                            135,927,704
                                                                                   ------------

                                                                  SHARES
                                                                ---------
SHORT-TERM INVESTMENT -- 4.58%
UBS Supplementary Trust --
   U.S. Cash Management Prime Fund*,
   yield of 4.36% (Cost $6,629,764) ....................        6,629,764             6,629,764
                                                                                   ------------
Total Investments -- 98.43%
   (Cost $145,828,051) .................................                            142,557,468
Cash and other assets, less liabilities -- 1.57%                                      2,274,950
                                                                                   ------------
Net Assets -- 100.00% ...................................                          $144,832,418
                                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS
     Aggregate cost for federal income tax purposes was $145,828,051; and net unrealized depreciation consisted of:

Gross unrealized appreciation ..................   $ 1,165,773
Gross unrealized depreciation ..................    (4,436,356)
                                                   -----------
   Net unrealized depreciation .................   $(3,270,583)
                                                   ===========

+ Floating rate security - The interest rates shown are the current rates as of December 31, 2005.
*      Investment in affiliated mutual fund.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $12,846,250 or 8.87% of net assets.

--------------------------------------------------------------------------------
130              See accompanying notes to financial statements.

  UBS SHORT DURATION RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the period August 23, 2005 to December 31, 2005, UBS Short Duration Relationship Fund (the "Fund") returned 0.91%, versus the 0.77% return of its benchmark, the Merrill Lynch U.S. Treasury 1-3 Year Index (the "Index"). (Returns over the time period are shown on page 132; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Although interest rates and Federal Reserve Board (the "Fed") policy were focal points throughout the year, the single most influential trend within the US fixed-income market was the flattening yield curve. The Fed continued with its expected and methodical rate increases, bringing the overnight federal funds rate to 4.25%.(The Fed hiked rates another 25 basis points after the period ended, bringing the fed funds rate to 4.50%). Shorter dated maturities steadily rose and the yield on the 2-year Treasury Note ended the quarter at 4.41%. Increases on longer-dated securities were less dramatic, and in fact created an inverted yield curve at the end of December: the 5-year Treasury Note ended the period at 4.35%, while the 10-year Treasury Note finished at 4.39%.

SHORT DURATION AND SECURITY SELECTION BENEFITED PERFORMANCE

The Fund's defensive duration positively contributed to performance during the period on the whole, although it was a detractor during the month of December as the long end of the yield curve declined. From a sector standpoint, traditional "spread" sectors outperformed Treasuries for the year. Short-duration government agency obligations performed marginally better than Treasuries over the reporting period, with fixed-rate asset backed securities (ABS) posting the highest returns. Mortgage-backed securities (MBS) and corporate debt also posted strong returns. The Fund benefited from both its weightings in the corporate and securitized sectors as well as strong issue selection in those areas.

OUTLOOK POSITIVE FOR 2006

We believe the Fed still has a bias towards tightening, but that inflation concerns have abated. The most recent Fed minutes specifically pointed to slower housing price gains as being likely to constrain consumer spending. Nonetheless, economic data remains strong and investors are not demanding higher risk premiums for corporate debt. As a result, forward markets appear to be pricing in the potential of a 4.50% to 4.75% federal funds rate by next spring, an opinion we share. We also expect the U.S. economy to continue trend like growth in the 3.0% -- 3.7% range.

We believe asset-backed securities (ABS) should continue to offer relative value, as the credit enhancement associated with ABS remains attractive from a risk/return perspective. We are cautious on the corporate sector and are looking to add to select corporate offerings. We expect corporate option adjusted spreads to increase as yields rise and investors demand higher risk premiums due to increased uncertainty. We remain concerned that corporate balance sheets may slowly deteriorate. Mortgage-backed securities spreads have reacted to the increased volatility and widened slightly. We continue to look for attractively priced opportunities in the mortgage-backed sector.

           -----------------------------------------------------------
           This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005. The views and opinions in the letter were current as of February 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

  UBS SHORT DURATION RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOTAL RETURN (UNAUDITED)

                                                           08/23/05*
                                                          to 12/31/05
----------------------------------------------------------------------
UBS SHORT DURATION RELATIONSHIP FUND                         0.91%
----------------------------------------------------------------------
Merrill Lynch U.S. Treasury 1-3 Year Index                   0.77
----------------------------------------------------------------------

*  Performance inception date of UBS Short Duration Relationship Fund.

   Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Short Duration Relationship Fund and Merrill Lynch U.S. Treasury 1-3 Year Index, if you had invested $100,000 on August 23, 2005, the Fund's inception date. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

UBS SHORT DURATION RELATIONSHIP FUND VS. MERRILL LYNCH U.S. TREASURY 1-3 YEAR INDEX+

               [CHART OF UBS SHORT DURATION RELATIONSHIP FUND VS.
                  MERRILL LYNCH U.S. TREASURY 1-3 YEAR INDEX+]

               UBS SHORT DURATION        MERRILL LYNCH U.S.
               RELATIONSHIP FUND      TREASURY 1-3 YEAR INDEX
 8/23/05           $100,000                  $100,000
 8/30/05            100,247                   100,321
 9/30/05            100,118                   100,072
10/30/05            100,120                   100,063
11/30/05            100,455                   100,382
12/30/05            100,906                   100,767

                         [END CHART]

08/23/05 = $100,000                                        Data through 12/31/05

+ Fund returns are net of all fees and costs without deduction of taxes that would be paid on redemptions of fund shares. Index returns do not reflect fees and expenses associated with operating a mutual fund.

--------------------------------------------------------------------------------
132

  UBS SHORT DURATION RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The hypothetical example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that the Fund commenced operations on August 23, 2005, therefore, "Actual Expenses Paid During the Period" reflect activity from August 23, 2005 through December 31, 2005.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Fund commenced investment operations on August 23, 2005, the "Hypothetical Expenses Paid During Period" reflect projected activity for the full six month period for purposes of comparability. This projection assumes that the annualized expense ratio for the Fund was in effect during the period from July 1, 2005 to August 23, 2005.

                                                                                Ending            Expenses Paid
                                                        Beginning            Account Value        During Period**
                                                      Account Value*       December 31, 2005     08/23/05-12/31/05
-------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000.00             $1,009.10                $0.17
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)          1,000.00              1,024.97                 0.24
-------------------------------------------------------------------------------------------------------------------

*    The Fund commenced operations on August 23, 2005.
** Expenses are equal to the Fund's annualized net expense ratio of 0.0475%, multiplied by the average account value over the period, multiplied by 131 annualized net expense divided by 365 (to reflect the actual days in the period for the actual example) and multiplied by 184 divided by 365 (to reflect the one-half year period for the hypothetical example).

--------------------------------------------------------------------------------

  UBS SHORT DURATION RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)
As of December 31, 2005

                                                                                          Percentage of
                                                                                            Net Assets
--------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
  4.625%, due 08/15/08                                                                          2.8%
Federal National Mortgage Association
  4.500%, due 08/04/08                                                                          2.8
Federal Home Loan Bank System
  3.375%, due 02/23/07                                                                          2.7
Hyundai Auto Receivables Trust, 04-A, Class B,
  3.460%, due 08/15/11                                                                          2.7
U.S. Treasury Notes
  4.375%, due 11/15/08                                                                          2.6
Federal Home Loan Bank System
  3.250%, due 10/26/07                                                                          2.6
U.S. Treasury Notes
  3.000%, due 12/31/06                                                                          2.5
Federal Home Loan Bank System
  3.375%, due 02/15/08                                                                          2.4
First Franklin Mortgage Loan Asset-Backed Certificates, 04-FFB, Class M2
  5.743%, due 06/25/24                                                                          2.1
Ameriquest Mortgage Securities, Inc., 03-5, Class M3
  6.009%, due 04/25/33                                                                          2.1
--------------------------------------------------------------------------------------------------------
Total                                                                                          25.3%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of December 31, 2005

-------------------------------------------------------------------
BONDS
U.S. BONDS
U.S. Corporate Bonds
    Capital Markets ....................................    2.37%
    Commercial Banks ...................................    1.25
    Computers & Peripheral .............................    1.84
    Consumer Finance ...................................    1.80
    Diversified Financial Services .....................    4.73
    Thrifts & Mortgage Finance .........................    0.98
                                                          ------
      Total U.S. Corporate Bonds .......................   12.97
    Asset-Backed Securities ............................   32.94
    Commercial Mortgage-Backed Securities ..............    9.79
    Mortgage & Agency Debt Securities ..................   34.38
    U.S. Government Obligations ........................    6.50
                                                          ------
      Total U.S. Bonds .................................   96.58
INTERNATIONAL BONDS
International Corporate Bonds
    Commercial Banks ...................................    0.97
    Diversified Financial Services .....................    1.25
                                                          ------
      Total International Corporate Bonds ..............    2.22
TOTAL BONDS ............................................   98.80
INVESTMENT COMPANY                                          0.24
SHORT-TERM INVESTMENT ..................................    0.05
                                                          ------
    TOTAL INVESTMENTS ..................................   99.09
CASH AND OTHER ASSETS, LESS LIABILITIES ................    0.91
                                                          ------
NET ASSETS .............................................  100.00%
                                                          ======

--------------------------------------------------------------------------------
134

  UBS SHORT DURATION RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                   FACE
                                                                  AMOUNT              VALUE
                                                                ----------         ------------
BONDS -- 98.80%
U.S. BONDS -- 96.58%
U.S. CORPORATE BONDS -- 12.97%
 Bear Stearns Cos., Inc.
   2.875%, due 07/02/08 ................................        $1,400,000         $  1,332,669
Caterpillar Financial Service Corp.
   2.625%, due 01/30/07 ................................         2,035,000            1,988,152
General Electric Capital Corp.
   4.125%, due 03/04/08 ................................         2,850,000            2,806,563
HSBC Finance Corp.
   4.125%, due 03/11/08 ................................         1,125,000            1,105,265
   5.836%, due 02/15/08 ................................           615,000              625,189
International Business Machines Corp.
   3.800%, due 02/01/08 ................................         2,700,000            2,644,388
International Lease Finance Corp.
   3.750%, due 08/01/07 ................................         2,000,000            1,963,632
JPMorgan Chase & Co.
   3.625%, due 05/01/08 ................................         1,400,000            1,361,695
Merrill Lynch & Co., Inc.
   4.250%, due 09/14/07 ................................         2,000,000            1,979,394
Morgan Stanley
   5.800%, due 04/01/07 ................................         1,400,000            1,414,270
Washington Mutual, Inc.
   5.625%, due 01/15/07 ................................         1,400,000            1,407,711
                                                                                   ------------
                                                                                     18,628,928
                                                                                   ------------
ASSET-BACKED SECURITIES -- 32.94%
Capital One Auto Finance Trust,
   05-C, Class A3
   4.610%, due 07/15/10 ................................         3,000,000            2,986,642
Capital One Master Trust,
   01-6, Class C, 144A
   6.700%, due 06/15/11 ................................         1,200,000            1,247,628
Chase Manhattan Auto Owner Trust,
   03-A, Class A4
   2.060%, due 12/15/09 ................................         3,000,000            2,932,583
Citibank Credit Card Issuance Trust,
   03-A3, Class A3
   3.100%, due 03/10/10 ................................         1,245,000            1,200,822
Drive Auto Receivables Trust,
   05-3, Class A3, 144A
   4.990%, due 10/15/10 ................................         1,100,000            1,100,172
First Franklin Mortgage Loan Asset-Backed
   Certificates, 04-FFB, Class M2+
   5.718%, due 06/25/24 ................................         3,000,000            3,003,003
GE Equipment Small Ticket LLC,
   05-1A, Class B, 144A
   4.620%, due 12/22/14 ................................         2,200,000            2,177,983
GS Mortgage Securities Corp., II,
   98-GLII, Class B+
   6.578%, due 04/13/31 ................................         2,000,000            2,070,756
Hertz Vehicle Financing
   05-2X A2
   4.930%, due 02/25/10 ................................         1,850,000            1,850,795
Home Equity Mortgage Trust,
   05-4, Class M1 (a)
   5.484%, due 01/25/36 ................................         2,000,000            1,979,072
Honda Auto Receivables Owner Trust,
   03-3, Class A4
   2.770%, due 11/21/08 ................................         2,800,000            2,740,981
Household Automotive Trust,
   05-3, Class A3
   4.800%, due  10/17/10 ...............................         1,055,000            1,054,923
Hyundai Auto Receivables Trust,
   04-A, Class B
   3.460%, due  08/15/11 ...............................         4,000,000            3,894,694
Long Beach Auto Receivables Trust,
   05-B, Class A3
   4.406%, due  05/15/10 ...............................         2,850,000            2,824,158
M&I Auto Loan Trust,
   03-1, Class A4
   2.970%, due 04/20/09 ................................         2,338,000            2,286,099
Navistar Financial Corp.
   3.930%, due 10/15/12 ................................           925,483              897,785
Nissan Auto Receivables Owner Trust,
   05-C, Class A3
   4.190%, due  07/15/09 ...............................         2,555,000            2,528,099
Providian Gateway Master Trust,
   04-DA, Class D, 144A
   4.400%, due  09/15/11 ...............................         2,100,000            2,067,188
Providian Gateway Master Trust,
   04-EA, Class D, 144A+
   5.299%, due  11/15/11 ...............................         2,500,000            2,530,469
WFS Financial Owner Trust,
   04-2, Class A4
   3.540%, due  11/21/11 ...............................         3,000,000            2,948,515
Whole Auto Loan Trust,
   03-1, Class A4
   2.580%, due  10/15/12 ...............................         3,034,000            2,978,345
                                                                                   ------------
                                                                                     47,300,712
                                                                                   ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 9.79%
Asset Securitization Corp.,
   96-MD6, Class A4+
   7.447%, due  11/13/29 ...............................         2,000,000            2,069,850
Banc of America Large Loan,
   05-ESHA, Class F, 144A+
   5.117%, due  07/14/08 ...............................         2,500,000            2,499,665
Bear Stearns Commercial Mortgage Securities,
   05-LXR1, Class H, 144A+
   5.569%, due  09/15/18 ...............................         1,400,000            1,420,562
GS Mortgage Securities Corp., II,
   97-GL, Class A2D
   6.940%, due  07/13/30 ...............................         1,500,000            1,531,201
JP Morgan Chase Commercial Mortgage
   Securities Corp., 04-C3, Class A1
   3.765%, due  01/15/42 ...............................         1,580,797            1,543,371
Morgan Stanley Capital I,
   98-XL2, Class A2
   6.170%, due  10/03/34 ...............................         2,900,000            2,989,735
TYHOT, 05-lLUX,
   Class K, 144A
   5.570%, due  01/15/21 ...............................         2,000,000            1,999,996
                                                                                   ------------
                                                                                     14,054,380
                                                                                   ------------
MORTGAGE & AGENCY DEBT SECURITIES -- 34.38%
Ameriquest Mortgage Securities, Inc.,
   03-5, Class M3
   6.009%, due  04/25/33 ...............................         3,000,000            3,001,361

--------------------------------------------------------------------------------

  UBS SHORT DURATION RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

                                                                   FACE
                                                                  AMOUNT              VALUE
                                                                ----------         ------------
Countrywide Home Loan Mortgage Pass
   Through Trust, 05-24, Class A6
   5.500%, due 11/25/35 ................................        $2,437,368         $  2,442,422
Credit-Based Asset Servicing and Securitization,
   05-CB6, Class A2 (a)
   4.842%, due 07/25/35 ................................         3,000,000            2,989,429
Federal Home Loan Bank System
   3.250%, due 10/26/07 ................................         3,900,000            3,800,566
   3.375%, due 02/23/07 ................................         4,000,000            3,938,648
   3.375%, due 02/15/08 ................................         3,500,000            3,403,183
   3.500%, due 05/15/07 ................................         3,000,000            2,950,521
Federal Home Loan Mortgage Corp.
   4.625%, due 08/15/08 ................................         4,000,000            3,979,476
Federal Home Loan Mortgage Corp.,
   2915, Class KA
   5.000%, due 06/15/24 ................................         1,403,458            1,402,065
Federal Home Loan Mortgage Corp.,
   2977, Class PA
   5.000%, due 12/15/25 ................................         2,319,204            2,314,400
Federal Home Loan Mortgage Corp.,
   3018, Class UM
   5.000%, due 09/15/26 ................................         2,866,222            2,862,006
Federal Home Loan Mortgage Corp.
   2857, Class J
   6.000%, due 09/15/34 ................................         1,729,050            1,737,416
Federal National Mortgage Association
   4.500%, due 08/04/08 ................................         4,000,000            3,970,384
   4.776%, due 09/01/35+ ...............................         2,835,392            2,804,785
Federal National Mortgage Association,
   05-13, Class PA
   5.000%, due 03/25/27 ................................         2,714,695            2,705,931
First Horizon Asset Securities, Inc.,
   05-AR4, Class 2A1+
   5.345%, due 10/25/35 ................................         2,683,606            2,678,164
Wells Fargo Mortgage Backed Securities Trust,
   04-F, Class A8+
   4.734%, due 06/25/34 ................................         2,428,642            2,384,372
                                                                                   ------------
                                                                                     49,365,129
                                                                                   ------------
U.S. GOVERNMENT OBLIGATIONS -- 6.50%
U.S. Treasury Notes
   3.000%, due 12/31/06 ................................         3,700,000            3,647,822
   4.250%, due 11/30/07 ................................         1,900,000            1,894,433
   4.375%, due 11/15/08 ................................         3,800,000            3,800,593
                                                                                   ------------
                                                                                      9,342,848
                                                                                   ------------
Total U.S. Bonds .......................................                            138,691,997
                                                                                   ------------
INTERNATIONAL BONDS -- 2.22%
INTERNATIONAL CORPORATE BONDS -- 2.22%
SPAIN -- 1.25%
Santander US Debt S.A. Unipersonal, 144A
   4.750%, due 10/21/08 ................................         1,800,000            1,791,281
                                                                                   ------------
UNITED KINGDOM -- 0.97%
HBOS Treasury Services PLC, 144A
   3.600%, due 08/15/07 ................................         1,420,000            1,393,141
                                                                                   ------------
Total International Bonds                                                             3,184,422
                                                                                   ------------
Total Bonds (Cost $142,675,234) ........................                            141,876,419
                                                                                   ------------


                                                                  SHARES
                                                                ----------
INVESTMENT COMPANY -- 0.24%
UBS U.S. Cash Management Prime
   Relationship Fund*, yield of 4.35%
   (Cost $342,945) .....................................           342,945              342,945
                                                                                   ------------

                                                                   FACE
                                                                  AMOUNT
                                                                ----------
SHORT-TERM INVESTMENT -- 0.05%
U.S. Treasury Bills,
   yield of 3.38%, due 01/05/06 (b)
   (Cost $74,971) ......................................        $   75,000               74,963
                                                                                   ------------
Total Investments -- 99.09%
   (Cost -  $143,093,150) ..............................                            142,294,327
Cash and other assets,
   less liabilities -- 0.91% ...........................                              1,307,313
                                                                                   ------------
Net Assets -- 100.00% ..................................                           $143,601,640
                                                                                   ============

--------------------------------------------------------------------------------
136

  UBS SHORT DURATION RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2005
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
     Aggregate cost for federal income tax purposes was $143,093,150; and net unrealized depreciation consisted of:

Gross unrealized appreciation ..................   $  40,074
Gross unrealized depreciation ..................    (838,897)
                                                   ---------
   Net unrealized depreciation .................   $(798,823)
                                                   =========

 + Floating rate securities -- The interest rate shown is the current rate as of December 31, 2005.
(a) Step Bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2005. Maturity date disclosed is the ultimate maturity date.
(b) This security was pledged to cover margin requirements for future contracts.
*    Investment in affiliated mutual fund.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $18,228,085 or 12.7% of net assets.

FUTURES CONTRACTS
UBS Short Duration Relationship Fund had the following open futures contracts as of December 31, 2005:

                                               EXPIRATION                           CURRENT         UNREALIZED
                                                  DATE           PROCEEDS            VALUE         DEPRECIATION
                                               ----------       -----------       -----------      ------------
U.S. TREASURY FUTURES SALE CONTRACTS:
2 Year U.S. Treasury Note, 73 contracts ......  March 2006      $14,978,396       $14,978,688         $(292)
                                                                                                      =====

The segregated aggregate market value of investments pledged to cover margin requirements for open futures contracts at December 31, 2005 was $74,963.

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.             137

  UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                                            UBS RELATIONSHIP FUNDS
                                            -------------------------------------------------------------------------------------
                                                                                  LARGE CAP      U.S. LARGE CAP      LARGE CAP
                                                GLOBAL         U.S. LARGE CAP   SELECT EQUITY     VALUE EQUITY     GROWTH EQUITY
                                            SECURITIES FUND      EQUITY FUND        FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
     Unaffiliated issuers ...............   $1,406,427,938      $586,901,837      $10,828,547      $ 87,905,331      $74,216,314
     Affiliated issuers .................      296,777,259         4,844,344          170,457         5,066,400          361,828
   Foreign currency, at cost ............        2,835,596                --               --                --               --
   Investments of cash collateral in
     affiliated issuers received for
     securities loaned, at cost .........       28,157,848                --               --                --               --
                                            --------------      ------------      -----------      ------------      -----------
                                            $1,734,198,641      $591,746,181      $10,999,004      $ 92,971,731      $74,578,142
                                            ==============      ============      ===========      ============      ===========
   Investments, at value:
     Unaffiliated issuers* ..............   $1,550,622,766      $621,011,346      $13,178,585      $110,201,904      $76,517,573
     Affiliated issuers .................      332,390,435         4,844,344          170,457         5,066,400          361,828
   Foreign currency, at value ...........        2,819,722                --               --                --               --
   Investments of cash collateral in
     affiliated issuers received for
     securities loaned, at value ........       28,157,848                --               --                --               --
   Cash .................................               --                --               --                --               --
   Receivables:
     Investment securities sold .........        4,373,851                --               --                --               --
     Due from advisor ...................               --           116,958            9,688             4,870           13,236
     Dividends ..........................          951,585           458,321            9,626            96,843           37,901
     Interest ...........................        5,258,143            19,232              630            13,440            1,134
     Fund shares sold ...................           50,718                --               --                --               --
     Variation margin ...................            3,811                --               --                --               --
     Cash collateral, due from broker ...        4,097,941                --               --                --               --
   Unrealized appreciation on swap
     contracts ..........................               --                --               --                --               --
   Unrealized appreciation on forward
     foreign currency contracts .........        4,260,713                --               --                --               --
   Other assets .........................          244,525             5,121              430             4,145               --
                                            --------------      ------------      -----------      ------------      -----------
     TOTAL ASSETS .......................    1,933,232,058       626,455,322       13,369,416       115,387,602       76,931,672
                                            --------------      ------------      -----------      ------------      -----------
LIABILITIES:
   Payables:
     Cash collateral from securities
       loaned ...........................       28,157,848                --               --                --               --
     Investment securities purchased ....       31,892,623                --               --                --               --
     Fund administration fees ...........          159,517            60,724               --                --               --
     Fund shares redeemed ...............          500,000                --               --           750,000               --
     Custody fees .......................          253,813            76,730            1,604            14,352            9,230
     Dividend distributions .............               --                --               --                --               --
     Dividends payable ..................               --                --               --                --               --
     Trustees' fees .....................            6,600             4,200            3,000             3,200            1,225
     Due to custodian ...................        4,340,533                --               --                --               --
     Variation margin ...................               --                --               --            16,410               --
     Accrued expenses ...................          275,437            60,356           56,526            57,982           25,936
     Payable for securities sold
       short (a) ........................               --                --               --                --               --
   Unrealized depreciation on swap
     contracts ..........................               --                --               --                --               --
   Unrealized depreciation on forward
     foreign currency contracts .........        1,368,592                --               --                --               --
                                            --------------      ------------      -----------      ------------      -----------
     TOTAL LIABILITIES ..................       66,954,963           202,010           61,130           841,944           36,391
                                            --------------      ------------      -----------      ------------      -----------
NET ASSETS ..............................   $1,866,277,095      $626,253,312      $13,308,286      $114,545,658      $76,895,281
                                            ==============      ============      ===========      ============      ===========
   Shares outstanding ...................       63,529,442        34,887,817        1,169,042         6,339,152        7,425,997
                                            ==============      ============      ===========      ============      ===========
   Net asset value, offering and
     redemption price per share+ ........   $      29.3766      $    17.9505      $   11.3839      $    18.0696      $   10.3549
                                            ==============      ============      ===========      ============      ===========

* The market value for securities loaned for UBS Global Securities Relationship Fund as of December 31, 2005 is $110,234,172.
(a) Proceeds from securities sold short on the UBS U.S. Equity Alpha Relationship Fund was $46,740,420.
+ Maximum offering price per share for the UBS Emerging Markets Equity Relationship Fund is $21.9533 (net asset value, plus 0.75% of offering price). Redemption price per share for the UBS Emerging Markets Equity Relationship Fund is $21.6241 (net asset value, less 0.75% of net asset value). Maximum offering price per share for the UBS Emerging Markets Debt Relationship Fund is $58.7951 (0.50% of offering price).

--------------------------------------------------------------------------------
138              See accompanying notes to financial statements.

  UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                     UBS RELATIONSHIP FUNDS
---------------------------------------------------------------------------------------------------------------------------------
                                                 EMERGING      U.S. CASH                              ABSOLUTE       EMERGING
   SMALL CAP    U.S. EQUITY   INTERNATIONAL   MARKETS EQUITY   MANAGEMENT   U.S. BOND   HIGH YIELD   RETURN BOND   MARKETS DEBT
  EQUITY FUND    ALPHA FUND    EQUITY FUND         FUND        PRIME FUND     FUND         FUND         FUND           FUND
---------------------------------------------------------------------------------------------------------------------------------
$426,604,782   $235,104,555   $407,821,404   $440,044,721   $         --   $82,017,476   $107,765,948   $26,872,109  $ 85,137,338
  12,066,516      1,959,074        419,498      7,966,703    963,071,494     9,077,939        897,265     9,000,000     6,015,429
          --             --      2,093,621      7,924,496             --            --             --            --       178,850
          --             --             --             --             --            --             --            --            --
------------   ------------   ------------   ------------   ------------   -----------   ------------   -----------  ------------
$438,671,298   $237,063,629   $410,334,523   $455,935,920   $963,071,494   $91,095,415   $108,663,213   $35,872,109  $ 91,331,617
============   ============   ============   ============   ============   ===========   ============   ===========  ============

$475,659,348   $243,509,475   $444,939,090   $596,219,811             --   $81,302,777   $100,070,178   $26,869,527  $ 89,601,255
  12,066,516      1,959,074        419,498      7,966,703    963,071,494     9,077,939        897,265     9,000,000     6,015,429
          --             --      2,089,520      7,985,842             --            --             --            --       176,321

          --             --             --             --             --            --             --            --            --
          --        322,514             --      1,701,142             --         5,486             --     7,678,251       258,253

     944,298             --             --        506,419             --     1,137,938             --        13,632        36,357
      22,184             --        150,540             --             --         7,596         13,539        34,845            --
     490,792        352,925        460,349      1,419,146             --            --             --            --            --
      50,773          5,999          2,750         35,535      3,922,352       727,583      2,086,875       190,674     1,325,160
          --             --             --         37,783             --            --        800,000            --     6,500,000
          --             --             --             --             --            --             --         7,937        27,141
          --             --             --             --             --            --             --            --     2,873,588
          --             --             --             --             --         6,521             --         3,261       151,096
          --             --      1,066,283             --             --            --             --            --       326,379
      13,111             --          3,568         25,382         19,786         2,953          5,111            --         4,257
------------   ------------   ------------   ------------   ------------   -----------   ------------   -----------  ------------
 489,247,022    246,149,987    449,131,598    615,897,763    967,013,632    92,268,793    103,872,968    43,798,127   107,295,236
------------   ------------   ------------   ------------   ------------   -----------   ------------   -----------  ------------

          --             --             --             --             --            --             --            --            --
   2,140,069             --             --      2,706,371             --     9,109,457        152,557     3,655,089       136,528
          --         25,633         55,906        173,013             --            --             --            --        31,306
          --             --        100,583      5,037,783             --            --             --            --        90,094
      64,192         25,240        124,636        459,507         42,211        11,236         16,320         2,238        16,739
          --             --             --             --      3,912,444            --             --            --            --
          --         45,000             --             --             --            --             --            --            --
       4,000          1,912          3,900          4,200          4,937         3,200          3,300           998         3,151
          --             --          6,880             --          8,680            --             --            --            --
      21,090             --             --             --             --            --             --            --            --
      72,936        257,255         77,658        103,344         46,633        65,523         76,017        34,353       102,545
          --     47,773,236             --             --             --            --             --            --            --
          --             --             --             --             --         5,248             --         2,510        16,736
          --             --        589,988             --             --            --             --            --       314,725
------------   ------------   ------------   ------------   ------------   -----------   ------------   -----------  ------------
   2,302,287     48,128,276        959,551      8,484,218      4,014,905     9,194,664        248,194     3,695,188       711,824
------------   ------------   ------------   ------------   ------------   -----------   ------------   -----------  ------------
$486,944,735   $198,021,711   $448,172,047   $607,413,545   $962,998,727   $83,074,129   $103,624,774   $40,102,939  $106,583,412
============   ============   ============   ============   ============   ===========   ============   ===========  ============
  11,859,053     18,792,430     28,909,719     27,877,478    962,998,727     5,653,517      5,433,634     4,000,001     1,821,904
============   ============   ============   ============   ============   ===========   ============   ===========  ============
$    41.0610   $    10.5373   $    15.5025   $    21.7887   $     1.0000   $   14.6942   $    19.0710   $   10.0257  $    58.5011
============   ============   ============   ============   ============   ===========   ============   ===========  ============

--------------------------------------------------------------------------------

  UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                                               UBS RELATIONSHIP FUNDS
                                                       -----------------------------------------------------------------------
                                                                                            OPPORTUNISTIC
                                                       U.S. SECURITIZED       CORPORATE       HIGH YIELD        SHORT DURATION
                                                         MORTGAGE FUND        BOND FUND          FUND                FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
     Unaffiliated issuers .......................      $1,290,110,959       $357,998,777       $139,198,287       $142,750,205
     Affiliated issuers .........................          37,823,509          4,923,022          6,629,764            342,945
                                                       --------------       ------------       ------------       ------------
                                                       $1,327,934,468       $362,921,799       $145,828,051       $143,093,150
                                                       ==============       ============       ============       ============
   Investments, at value:
     Unaffiliated issuers* ......................      $1,265,154,718       $354,528,879       $135,927,704       $141,951,382
     Affiliated issuers .........................          37,823,509          4,923,022          6,629,764            342,945
   Cash .........................................                  --                 --                 --          2,458,625
   Receivables:
     Investment securities sold .................             781,228                 --                 --                 --
     Due from advisor ...........................                  --                 --                 --             24,090
     Interest ...................................           6,735,755          6,399,791          3,649,258            879,954
     Fund shares sold ...........................          11,000,000          2,000,000                 --                 --
     Variation margin ...........................                  --                 --                 --              5,703
   Other assets .................................              38,569             10,269              4,421                 --
                                                       --------------       ------------       ------------       ------------
     TOTAL ASSETS ...............................       1,321,533,779        367,861,961        146,211,147        145,662,699
                                                       --------------       ------------       ------------       ------------
LIABILITIES:
   Payables:
     Investment securities purchased ............          23,820,310          2,036,138          1,277,875          1,998,316
     Fund administration fees ...................             388,017             37,097              4,227                 --
     Custody fees ...............................             172,144             43,895             17,622             19,538
     Trustees' fees .............................               5,500              3,600              3,200              2,351
     Due to custodian ...........................          15,282,813                 --                 --                 --
     Accrued expenses ...........................              80,006             66,558             75,805             40,854
                                                       --------------       ------------       ------------       ------------
     TOTAL LIABILITIES ..........................          39,748,790          2,187,288          1,378,729          2,061,059
                                                       --------------       ------------       ------------       ------------
NET ASSETS ......................................      $1,281,784,989       $365,674,673       $144,832,418       $143,601,640
                                                       ==============       ============       ============       ============
   Shares outstanding ...........................         107,156,712         32,920,121         12,083,291         14,231,286
                                                       ==============       ============       ============       ============
   Net asset value, offering and redemption
     price per share ............................      $      11.9618       $    11.1079       $    11.9862       $    10.0906
                                                       ==============       ============       ============       ============

--------------------------------------------------------------------------------
140              See accompanying notes to financial statements.

                  (this page has been left blank intentionally)

--------------------------------------------------------------------------------

  UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED
DECEMBER 31, 2005

                                                                             UBS RELATIONSHIP FUNDS
                                             --------------------------------------------------------------------------------------
                                                 GLOBAL           U.S. LARGE       LARGE CAP      U.S. LARGE CAP      LARGE CAP
                                               SECURITIES         CAP EQUITY     SELECT EQUITY     VALUE EQUITY     GROWTH EQUITY
                                                  FUND               FUND            FUND              FUND              FUND*
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends ............................     $ 19,635,779        $ 7,484,012      $227,054           $ 2,338,984       $   93,840
   Interest .............................       14,563,722             26,606            --                 5,823               --
   Affiliated interest ..................        4,388,851            381,084         6,480                72,432            1,169
   Securities lending-net ...............          394,039                 --            --                    --               --
   Foreign tax withheld .................       (1,099,908)                --            --                    --               --
                                              ------------        -----------      --------           -----------       ----------
      TOTAL INCOME ......................     $ 37,882,483        $ 7,891,702      $233,534           $ 2,417,239       $   95,009
                                              ------------        -----------      --------           -----------       ----------
EXPENSES:
   Custodian  ...........................     $    730,206        $   169,165      $  4,851           $    39,514       $    9,230
   Administration .......................          451,458             98,169            --                    --               --
   Professional services ................           75,690             35,509        37,775                37,157           23,679
   Trustees .............................           20,587             13,062         8,893                10,305            1,225
   Shareholder reports ..................           13,291             14,654        12,641                11,027            1,347
   Dividend expense for securities
     sold short .........................               --                 --            --                    --               --
   Other ................................           46,185              8,050         3,908                 6,861              910
                                              ------------        -----------      --------           -----------       ----------
      TOTAL EXPENSES ....................        1,337,417            338,609        68,068               104,864           36,391
      Expenses reimbursed by Advisor ....               --           (124,835)      (62,090)              (53,045)         (23,778)
                                              ------------        -----------      --------           -----------       ----------
      NET EXPENSES ......................        1,337,417            213,774         5,978                51,819           12,613
                                              ------------        -----------      --------           -----------       ----------
      NET INVESTMENT INCOME .............       36,545,066          7,677,928       227,556             2,365,420           82,396
                                              ------------        -----------      --------           -----------       ----------
  Net realized gain (loss) from:
    Investments .........................      129,423,935         28,802,137       575,228             6,805,499         (115,651)
    Futures contracts ...................         (801,684)           (87,243)           --                36,882               --
    Swap contracts ......................               --                 --            --                    --               --
    Short sale transactions .............               --                 --            --                    --               --
    Foreign currency transactions .......      (13,923,137)                --            --                    --               --
                                              ------------        -----------      --------           -----------       ----------
      Net realized gain (loss)...........      114,699,114         28,714,894       575,228             6,842,381         (115,651)
                                              ------------        -----------      --------           -----------       ----------
  Change in net unrealized appreciation
     or depreciation on:
    Investments .........................      (30,804,692)        19,885,692       167,286             2,179,853        2,301,259
    Futures contracts ...................          211,130            (19,727)           --               (60,800)              --
    Forward foreign currency contracts ..        3,833,549                 --            --                    --               --
    Swap contracts ......................               --                 --            --                    --               --
    Short sale transactions .............               --                 --            --                    --               --
    Translation of other assets and
      liabilities denominated in
      foreign currency ..................         (244,801)                --            --                    --               --
                                              ------------        -----------      --------           -----------       ----------
      Change in net unrealized
        appreciation (depreciation) .....      (27,004,814)        19,865,965       167,286             2,119,053        2,301,259
                                              ------------        -----------      --------           -----------       ----------
Net realized and unrealized gain (loss)..       87,694,300         48,580,859       742,514             8,961,434        2,185,608
                                              ------------        -----------      --------           -----------       ----------
Net increase from payment by Advisor ....               --                 --            --                    --               --
                                              ------------        -----------      --------           -----------       ----------
Net increase in net assets resulting
  from operations .......................     $124,239,366        $56,258,787      $970,070           $11,326,854       $2,268,004
                                              ============        ===========      ========           ===========       ==========

  * For the period November 7, 2005 (commencement of investment operations) to December 31, 2005.
 ** For the period September 20, 2005 (commencement of investment operations) to December 31, 2005.
*** For the period December 6, 2005 (commencement of investment operations) to December 31, 2005.
  +  Net of $13,851 taxes related to investment transactions.
 ++  Net of $22,238 taxes related to investment transactions.

--------------------------------------------------------------------------------
142              See accompanying notes to financial statements.

  UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                     UBS RELATIONSHIP FUNDS
--------------------------------------------------------------------------------------------------------------------------------
                              INTERNATIONAL      EMERGING      U.S. CASH                              ABSOLUTE       EMERGING
   SMALL CAP    U.S. EQUITY      EQUITY           MARKETS      MANAGEMENT   U.S. BOND   HIGH YIELD   RETURN BOND      MARKETS
  EQUITY FUND   ALPHA FUND**      FUND          EQUITY FUND    PRIME FUND     FUND         FUND         FUND***      DEBT FUND
--------------------------------------------------------------------------------------------------------------------------------
$  5,638,734   $ 1,354,193    $ 8,213,053    $ 17,655,126   $        --    $        --    $        --   $     --    $        --
      64,935         1,135         49,329              --            --      3,854,704     13,076,918     43,618      6,726,387
     614,177        14,173         61,353         265,385    25,754,417        175,909        199,095     79,630        161,353
          --            --             --              --            --             --             --         --             --
          --            --       (805,898)     (1,600,132)           --             --             --         --        (16,560)
------------   -----------    -----------    ------------   -----------    -----------    -----------   --------    -----------
$  6,317,846   $ 1,369,501    $ 7,517,837    $ 16,320,379   $25,754,417    $ 4,030,613    $13,276,013   $123,248    $ 6,871,180
------------   -----------    -----------    ------------   -----------    -----------    -----------   --------    -----------
$    170,372   $    25,240    $   277,733    $  1,536,835   $     7,891    $    33,558    $    61,759   $  2,239    $    14,811
          --        25,633         81,320         445,030            --             --             --         --         77,393
      41,873        41,534         53,788          76,035        28,109         40,582         45,189     31,760         66,361
      13,224         2,187         12,009          16,437        11,594         10,256         10,832        998          7,843
      10,738         2,800         13,658          10,350        11,619         10,976         17,025      2,296         15,710
          --       656,821             --              --            --             --             --         --             --
      12,374         2,879         16,979          28,244        35,186          5,191          8,160        296          4,752
------------   -----------    -----------    ------------   -----------    -----------    -----------   --------    -----------
     248,581       757,094        455,487       2,112,931        94,399        100,563        142,965     37,589        186,870
     (78,307)           --       (168,464)             --       (18,318)       (58,359)       (84,967)   (34,845)            --
------------   -----------    -----------    ------------   -----------    -----------    -----------   --------    -----------
     170,274       757,094        287,023       2,112,931        76,081         42,204         57,998      2,744        186,870
------------   -----------    -----------    ------------   -----------    -----------    -----------   --------    -----------
   6,147,572       612,407      7,230,814      14,207,448    25,678,336      3,988,409     13,218,015    120,504      6,684,310
------------   -----------    -----------    ------------   -----------    -----------    -----------   --------    -----------
  35,323,532    (1,215,116)    19,207,867     199,945,754+           --       (257,332)     1,100,265        183      9,739,715++
   1,190,747            --             --              --            --             --             --         --        (40,192)
          --            --             --              --            --             --             --         --        (14,001)
          --     1,564,947             --              --            --             --             --         --             --
          --            --       (705,231)     (1,937,397)           --             --             --         --       (103,699)
------------   -----------    -----------    ------------   -----------    -----------    -----------   --------    -----------
  36,514,279       349,831     18,502,636     198,008,357            --       (257,332)     1,100,265        183      9,581,823
------------   -----------    -----------    ------------   -----------    -----------    -----------   --------    -----------
 (15,797,629)    8,404,920     16,289,366     (22,183,088)           --     (1,473,786)    (8,526,136)    (2,582)    (2,330,563)
    (204,971)           --             --              --            --             --                   (15,927)      (148,014)
          --            --        558,409              --            --             --             --         --         26,297
          --            --             --              --            --          1,273             --        751        134,360
          --    (1,032,816)            --              --            --             --             --         --             --

          --            --        (22,433)        484,474            --             --             --         --         13,258
------------   -----------    -----------    ------------   -----------    -----------    -----------   --------    -----------
 (16,002,600)    7,372,104     16,825,342     (21,698,614)           --     (1,472,513)    (8,526,136)   (17,758)    (2,304,662)
------------   -----------    -----------    ------------   -----------    -----------    -----------   --------    -----------
  20,511,679     7,721,935     35,327,978     176,309,743            --     (1,729,845)    (7,425,871)   (17,575)     7,277,161
------------   -----------    -----------    ------------   -----------    -----------    -----------   --------    -----------
          --            --             --          57,789            --             --             --         --            341
------------   -----------    -----------    ------------   -----------    -----------    -----------   --------    -----------
$ 26,659,251   $ 8,334,342    $42,558,792    $190,574,980   $25,678,336    $ 2,258,564    $ 5,792,144   $102,929    $13,961,812
============   ===========    ===========    ============   ===========    ===========    ===========   ========    ===========

--------------------------------------------------------------------------------

  UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED
DECEMBER 31, 2005

                                                                               UBS RELATIONSHIP FUNDS
                                                       -----------------------------------------------------------------------
                                                                                            OPPORTUNISTIC
                                                       U.S. SECURITIZED       CORPORATE       HIGH YIELD        SHORT DURATION
                                                         MORTGAGE FUND        BOND FUND          FUND                FUND*
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest ..................................         $ 52,053,292         $ 15,572,876      $ 8,431,351         $2,119,330
   Affiliated interest .......................            1,616,584              151,544          116,034             50,394
                                                       ------------         ------------      -----------         ----------
     TOTAL INCOME ............................         $ 53,669,876         $ 15,724,420      $ 8,547,385         $2,169,724
                                                       ------------         ------------      -----------         ----------
EXPENSES:
   Administration ............................              856,762              100,561           18,351                 --
   Custodian .................................              460,843              125,552           39,600             19,537
   Professional services .....................               47,860               51,047           60,468             39,066
   Trustees ..................................               17,569               11,979           10,407              2,651
   Shareholder reports .......................               11,876                7,615            5,688              2,800
   Other .....................................               26,653               12,305            1,285              1,424
                                                       ------------         ------------      -----------         ----------
     TOTAL EXPENSES ..........................            1,421,563              309,059          135,799             65,478
     Expenses reimbursed by Advisor ..........                   --                   --               --            (41,453)
                                                       ------------         ------------      -----------         ----------
     NET EXPENSES ............................            1,421,563              309,059          135,799             24,025
                                                       ------------         ------------      -----------         ----------
     NET INVESTMENT INCOME ...................           52,248,313           15,415,361        8,411,586          2,145,699
                                                       ------------         ------------      -----------         ----------
  Net realized gain (loss) from:
   Investments ...............................           (1,646,478)            (918,845)      (1,544,807)          (131,888)
   Futures contracts .........................                   --                   --               --             90,454
                                                       ------------         ------------      -----------         ----------
     Net realized (loss) .....................           (1,646,478)            (918,845)      (1,544,807)           (41,434)
                                                       ------------         ------------      -----------         ----------
  Change in net unrealized appreciation
   (depreciation) on:
   Investments ...............................          (28,373,868)          (9,371,425)      (4,160,432)          (798,823)
   Futures contracts .........................                   --                   --               --               (292)
                                                       ------------         ------------      -----------         ----------
     Change in net unrealized appreciation
       (depreciation) ........................          (28,373,868)          (9,371,425)      (4,160,432)          (799,115)
                                                       ------------         ------------      -----------         ----------
Net realized and unrealized (loss) ...........          (30,020,346)         (10,290,270)      (5,705,239)          (840,549)
                                                       ------------         ------------      -----------         ----------
Net increase in net assets resulting from
  operations .................................         $ 22,227,967         $  5,125,091      $ 2,706,347         $1,305,150
                                                       ============         ============      ===========         ==========

* For the period August 23, 2005 (commencement of investment operations) to December 31, 2005.

--------------------------------------------------------------------------------
144              See accompanying notes to financial statements.

                  (this page has been left blank intentionally)

--------------------------------------------------------------------------------

  UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          UBS                                   UBS
                                                                    GLOBAL SECURITIES                  U.S. LARGE CAP EQUITY
                                                                    RELATIONSHIP FUND                    RELATIONSHIP FUND
                                                             ------------------------------        ------------------------------
                                                              YEAR ENDED        YEAR ENDED          YEAR ENDED        YEAR ENDED
                                                             DECEMBER 31,      DECEMBER 31,        DECEMBER 31,      DECEMBER 31,
                                                                 2005              2004                2005              2004
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income ...............................    $   36,545,066    $   23,693,090       $   7,677,928      $  1,798,340
  Net realized gain (loss) ............................       114,699,114        69,716,208          28,714,894         7,482,938
  Change in net unrealized appreciation (depreciation).       (27,004,814)       65,379,394          19,865,965         3,909,506
                                                           --------------    --------------       -------------      ------------
  Net increase in net assets from operations ..........       124,239,366       158,788,692          56,258,787        13,190,784
                                                           --------------    --------------       -------------      ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ...........................       639,742,630       173,516,875         629,014,704        52,198,910
  Cost of shares redeemed .............................      (157,603,492)      (24,945,384)       (170,417,264)      (19,748,339)
                                                           --------------    --------------       -------------      ------------
  Net increase (decrease) in net assets resulting
     from capital share transactions ..................       482,139,138       148,571,491         458,597,440        32,450,571
                                                           --------------    --------------       -------------      ------------
INCREASE (DECREASE) IN NET ASSETS .....................       606,378,504       307,360,183         514,856,227        45,641,355
NET ASSETS, BEGINNING OF PERIOD........................     1,259,898,591       952,538,408         111,397,085        65,755,730
                                                           --------------    --------------       -------------      ------------
NET ASSETS, END OF PERIOD .............................    $1,866,277,095    $1,259,898,591       $ 626,253,312      $111,397,085
                                                           ==============    ==============       =============      ============
SHARE TRANSACTIONS:
  Shares sold .........................................        23,106,360         6,929,781          37,849,158         3,577,298
  Shares redeemed .....................................        (5,668,641)       (1,006,942)         (9,788,659)       (1,367,007)
                                                           --------------    --------------       -------------      ------------
  Net increase (decrease) in shares outstanding .......        17,437,719         5,922,839          28,060,499         2,210,291
                                                           ==============    ==============       =============      ============

* For the period November 7, 2005 (commencement of investment operations) to December 31, 2005.

--------------------------------------------------------------------------------
146                  See accompanying notes to financial statements.

  UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

             UBS                                   UBS                   UBS LARGE CAP                      UBS
       LARGE CAP SELECT                U.S. LARGE CAP VALUE EQUITY       GROWTH EQUITY                   SMALL CAP
   EQUITY RELATIONSHIP FUND                 RELATIONSHIP FUND           RELATIONSHIP FUND         EQUITY RELATIONSHIP FUND
-----------------------------      --------------------------------     -----------------     -------------------------------
 YEAR ENDED       YEAR ENDED        YEAR ENDED          YEAR ENDED        PERIOD ENDED          YEAR ENDED        YEAR ENDED
DECEMBER 31,     DECEMBER 31,      DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,      DECEMBER 31,
    2005             2004              2005                2004               2005*                2005              2004
-----------------------------------------------------------------------------------------------------------------------------
$   227,556      $   240,136       $  2,365,420        $  2,177,533       $    82,396          $  6,147,572      $  4,325,791
    575,228        1,517,238          6,842,381           8,787,586          (115,651)           36,514,279        34,809,885
    167,286          (83,352)         2,119,053           3,993,679         2,301,259           (16,002,600)       17,216,971
-----------      -----------       ------------        ------------       -----------          ------------      ------------
    970,070        1,674,022         11,326,854          14,958,798         2,268,004            26,659,251        56,352,647
-----------      -----------       ------------        ------------       -----------          ------------      ------------

         --               --          3,840,000             589,100        74,627,277           133,489,564        50,664,500
    (75,514)      (3,906,378)       (10,711,590)        (13,993,540)               --           (23,103,855)      (45,088,756)
-----------      -----------       ------------        ------------       -----------          ------------      ------------

    (75,514)      (3,906,378)        (6,871,590)        (13,404,440)       74,627,277           110,385,709         5,575,744
-----------      -----------       ------------        ------------       -----------          ------------      ------------
    894,556       (2,232,356)         4,455,264           1,554,358        76,895,281           137,044,960        61,928,391
 12,413,730       14,646,086        110,090,394         108,536,036                --           349,899,775       287,971,384
-----------      -----------       ------------        ------------       -----------          ------------      ------------
$13,308,286      $12,413,730       $114,545,658        $110,090,394       $76,895,281          $486,944,735      $349,899,775
===========      ===========       ============        ============       ===========          ============      ============

         --               --            223,433              40,752         7,425,997             3,528,928         1,477,486
     (7,106)        (417,138)          (638,368)           (944,966)               --              (572,638)       (1,303,146)
-----------      -----------       ------------        ------------       -----------          ------------      ------------
     (7,106)        (417,138)          (414,935)           (904,214)        7,425,997             2,956,290           174,340
===========      ===========       ============        ============       ===========          ============      ============

--------------------------------------------------------------------------------

  UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                          UBS
                                                                 UBS U.S. EQUITY                  INTERNATIONAL EQUITY
                                                             ALPHA RELATIONSHIP FUND               RELATIONSHIP FUND
                                                             -----------------------         -------------------------------
                                                                  PERIOD ENDED                YEAR ENDED         YEAR ENDED
                                                                  DECEMBER 31,               DECEMBER 31,       DECEMBER 31,
                                                                      2005*                      2005               2004
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income ...............................           $    612,407               $  7,230,814       $  2,083,682
  Net realized gain (loss) ............................                349,831                 18,502,636          9,211,821
  Change in net unrealized appreciation (depreciation).              7,372,104                 16,825,342          4,447,061
  Net increase from payment by Advisor.................                     --                         --                 --
                                                                  ------------               ------------       ------------
  Net increase in net assets from operations ..........              8,334,342                 42,558,792         15,742,564
                                                                  ------------               ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income ............                     --                         --                 --
                                                                  ------------               ------------       ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ...........................            189,700,000                361,200,000          4,376,777
  Dividends issued on reinvestment of distributions ...                     --                         --                 --
  Redemption Fees .....................................                     --                         --                 --
  Cost of shares redeemed .............................                (12,631)               (52,113,456)       (19,540,054)
                                                                  ------------               ------------       ------------
  Net increase (decrease) in net assets resulting
     from capital share transactions ..................            189,687,369                309,086,544        (15,163,277)
                                                                  ------------               ------------       ------------
INCREASE (DECREASE) IN NET ASSETS .....................            198,021,711                351,645,336            579,287
NET ASSETS, BEGINNING OF PERIOD........................                     --                 96,526,711         95,947,424
                                                                  ------------               ------------       ------------
NET ASSETS, END OF PERIOD .............................           $198,021,711               $448,172,047       $ 96,526,711
                                                                  ============               ============       ============
SHARE TRANSACTIONS:
  Shares sold .........................................             18,793,636                 25,519,024            356,439
  Shares issued on reinvestment of distributions ......                     --                         --                 --
  Shares redeemed .....................................                 (1,206)                (3,448,200)        (1,571,901)
                                                                  ------------               ------------       ------------
  Net increase (decrease) in shares outstanding .......             18,792,430                 22,070,824         (1,215,462)
                                                                  ============               ============       ============

* For the period September 20, 2005 (commencement of investment operations) to December 31, 2005.

--------------------------------------------------------------------------------
148                  See accompanying notes to financial statements.

  UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

              UBS                                    UBS                                        UBS
    EMERGING MARKETS EQUITY                  U.S. CASH MANAGEMENT                             U.S. BOND
       RELATIONSHIP FUND                      RELATIONSHIP FUND                           RELATIONSHIP FUND
 -----------------------------          -------------------------------             -----------------------------
  YEAR ENDED       YEAR ENDED            YEAR ENDED          YEAR ENDED              YEAR ENDED       YEAR ENDED
 DECEMBER 31,     DECEMBER 31,          DECEMBER 31,        DECEMBER 31,            DECEMBER 31,     DECEMBER 31,
     2005             2004                  2005                2004                    2005             2004
-----------------------------------------------------------------------------------------------------------------
$  14,207,448     $ 10,521,870        $    25,678,336     $     4,964,884          $  3,988,409     $  3,218,951
  198,008,357       53,227,657                     --                  --              (257,332)       1,402,951
  (21,698,614)      87,015,422                     --                  --            (1,472,513)      (1,099,024)
       57,789               --                     --                  --                    --               --
-------------     ------------        ---------------     ---------------          ------------     ------------
  190,574,980      150,764,949             25,678,336           4,964,884             2,258,564        3,522,878
-------------     ------------        ---------------     ---------------          ------------     ------------

           --               --            (25,678,336)         (4,964,884)                   --               --
-------------     ------------        ---------------     ---------------          ------------     ------------

  248,123,723      215,897,832          4,525,196,177       1,619,834,388                    --       35,768,068
           --               --              1,354,262             669,658                    --               --
    5,541,067        2,447,451                     --                  --                    --               --
 (490,426,978)     (87,543,535)        (4,103,730,143)     (1,328,045,017)          (15,795,456)     (28,749,500)
-------------     ------------        ---------------     ---------------          ------------     ------------

 (236,762,188)     130,801,748            422,820,296         292,459,029           (15,795,456)       7,018,568
-------------     ------------        ---------------     ---------------          ------------     ------------
  (46,187,208)     281,566,697            422,820,296         292,459,029           (13,536,892)      10,541,446
  653,600,753      372,034,056            540,178,431         247,719,402            96,611,021       86,069,575
-------------     ------------        ---------------     ---------------          ------------     ------------
$ 607,413,545     $653,600,753        $   962,998,727     $   540,178,431          $ 83,074,129     $ 96,611,021
=============     ============        ===============     ===============          ============     ============

   14,750,129       17,506,497          4,525,196,177       1,619,834,388                    --        2,541,596
           --               --              1,354,262             669,658                    --               --
  (28,083,278)      (6,403,480)        (4,103,730,143)     (1,328,045,017)           (1,095,717)      (2,086,891)
-------------     ------------        ---------------     ---------------          ------------     ------------
  (13,333,149)      11,103,017            422,820,296         292,459,029            (1,095,717)         454,705
=============     ============        ===============     ===============          ============     ============

--------------------------------------------------------------------------------

  UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            UBS                              UBS
                                                                         HIGH YIELD                  ABSOLUTE RETURN BOND
                                                                     RELATIONSHIP FUND                RELATIONSHIP FUND
                                                              --------------------------------       --------------------
                                                               YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31,        DECEMBER 31,           PERIOD ENDED
                                                                  2005                2004            DECEMBER 31, 2005*
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income ...............................      $  13,218,015     $  12,980,281               $   120,504
  Net realized gain (loss) ............................          1,100,265         5,355,545                       183
  Change in net unrealized appreciation (depreciation).         (8,526,136)       (1,165,680)                  (17,758)
  Net increase from payment by Advisor ................                 --                --                        --
                                                             -------------     -------------               -----------
  Net increase in net assets from operations ..........          5,792,144        17,170,146                   102,929
                                                             -------------     -------------               -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ...........................        127,479,354        57,632,043                40,000,010
  Redemption Fees .....................................                 --                --                        --
  Cost of shares redeemed .............................       (171,104,404)     (110,703,180)                       --
                                                             -------------     -------------               -----------
  Net increase (decrease) in net assets resulting
    from capital share transactions ...................        (43,625,050)      (53,071,137)               40,000,010
                                                             -------------     -------------               -----------
INCREASE (DECREASE) IN NET ASSETS .....................        (37,832,906)      (35,900,991)               40,102,939
NET ASSETS, BEGINNING OF PERIOD .......................        141,457,680       177,358,671                        --
                                                             -------------     -------------               -----------
NET ASSETS, END OF PERIOD .............................      $ 103,624,774     $ 141,457,680               $40,102,939
                                                             =============     =============               ===========
SHARE TRANSACTIONS:
  Shares sold .........................................          6,927,337         3,340,767                 4,000,001
  Shares redeemed .....................................         (9,028,278)       (6,486,300)                       --
                                                             -------------     -------------               -----------
  Net increase (decrease) in shares outstanding .......         (2,100,941)       (3,145,533)                4,000,001
                                                             =============     =============               ===========

* For the period December 6, 2005 (commencement of investment operations) to December 31, 2005.

--------------------------------------------------------------------------------
150                  See accompanying notes to financial statements.

  UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

              UBS                                       UBS                                   UBS
     EMERGING MARKETS DEBT                  U.S. SECURITIZED MORTGAGE                   CORPORATE BOND
       RELATIONSHIP FUND                        RELATIONSHIP FUND                      RELATIONSHIP FUND
---------------------------------       ----------------------------------        ------------------------------
 YEAR ENDED           YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED        YEAR ENDED
DECEMBER 31,         DECEMBER 31,         DECEMBER 31,        DECEMBER 31,        DECEMBER 31,      DECEMBER 31,
    2005                 2004                2005                2004                2005              2004
----------------------------------------------------------------------------------------------------------------
$  6,684,310        $  7,819,059        $   52,248,313        $ 34,830,038        $ 15,415,361      $ 13,223,554
   9,581,823           8,668,276            (1,646,478)            711,009            (918,845)        2,132,009
  (2,304,662)          1,066,542           (28,373,868)         (5,268,075)         (9,371,425)        1,572,949
         341                  --                    --                  --                  --                --
------------        ------------        --------------        ------------        ------------      ------------
  13,961,812          17,553,877            22,227,967          30,272,972           5,125,091        16,928,512
------------        ------------        --------------        ------------        ------------      ------------

   6,468,253          10,913,349           372,188,256         315,832,287         140,554,330        99,733,000
      32,343              54,624                    --                  --                  --                --
 (23,921,609)        (43,787,111)          (89,223,135)        (70,873,961)        (69,787,000)      (76,978,000)
------------        ------------        --------------        ------------        ------------      ------------

 (17,421,013)        (32,819,138)          282,965,121         244,958,326          70,767,330        22,755,000
------------        ------------        --------------        ------------        ------------      ------------
  (3,459,201)        (15,265,261)          305,193,088         275,231,298          75,892,421        39,683,512
 110,042,613         125,307,874           976,591,901         701,360,603         289,782,252       250,098,740
------------        ------------        --------------        ------------        ------------      ------------
$106,583,412        $110,042,613        $1,281,784,989        $976,591,901        $365,674,673      $289,782,252
============        ============        ==============        ============        ============      ============

     110,611             245,389            31,437,359          27,441,693          12,797,301         9,494,813
    (450,252)           (971,740)           (7,513,094)         (6,170,906)         (6,334,454)       (7,259,805)
------------        ------------        --------------        ------------        ------------      ------------
    (339,641)           (726,351)           23,924,265          21,270,787           6,462,847         2,235,008
============        ============        ==============        ============        ============      ============

--------------------------------------------------------------------------------

  UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           UBS OPPORTUNISTIC
                                                                               HIGH YIELD                   UBS SHORT DURATION
                                                                           RELATIONSHIP FUND                 RELATIONSHIP FUND
                                                                   ---------------------------------        -------------------
                                                                     YEAR ENDED          YEAR ENDED
                                                                    DECEMBER 31,        DECEMBER 31,           PERIOD ENDED
                                                                        2005               2004*            DECEMBER 31, 2005**
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income ....................................      $  8,411,586         $ 3,010,289            $  2,145,699
   Net realized (loss) ......................................        (1,544,807)           (540,747)                (41,434)
   Change in net unrealized appreciation (depreciation) .....        (4,160,432)            889,849                (799,115)
                                                                   ------------         -----------            ------------
   Net increase in net assets from operations ...............         2,706,347           3,359,391               1,305,150
                                                                   ------------         -----------            ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ................................        77,051,988          63,833,700             142,296,490
   Cost of shares redeemed ..................................        (2,109,564)             (9,455)                     --
                                                                   ------------         -----------            ------------
   Net increase in net assets resulting from
      capital share transactions ............................        74,942,424          63,824,245             142,296,490
                                                                   ------------         -----------            ------------
INCREASE IN NET ASSETS ......................................        77,648,771          67,183,636             143,601,640
NET ASSETS, BEGINNING OF PERIOD .............................        67,183,647                  11                      --
                                                                   ------------         -----------            ------------
NET ASSETS, END OF PERIOD ...................................      $144,832,418         $67,183,647            $143,601,640
                                                                   ============         ===========            ============
SHARE TRANSACTIONS:
   Shares sold ..............................................         6,522,303           5,746,026              14,231,286
   Shares redeemed ..........................................          (184,170)               (868)                     --
                                                                   ------------         -----------            ------------
   Net increase (decrease) in shares outstanding ............         6,338,133           5,745,158              14,231,286
                                                                   ============         ===========            ============

 *  The Fund recommenced investment operations on April 5, 2004.
** For the period August 23, 2005 (commencement of investment operations) to December 31, 2005.

--------------------------------------------------------------------------------
152              See accompanying notes to financial statements.

  UBS RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

                                                                                       YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------------
UBS GLOBAL SECURITIES RELATIONSHIP FUND                             2005          2004        2003        2002         2001
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................   $  27.3346    $  23.7133    $18.2484    $18.6799     $18.0599
                                                                ----------    ----------    --------    --------     --------
Income (loss) from investment operations:
   Net investment income ....................................       0.6670*       0.5572*     0.4388*     0.3954*      0.4154*
   Net realized and unrealized gain (loss) ..................       1.3750        3.0641      5.0261     (0.8269)      0.2046
                                                                ----------    ----------    --------    --------     --------
         Total income (loss) from investment operations .....       2.0420        3.6213      5.4649     (0.4315)      0.6200
                                                                ----------    ----------    --------    --------     --------
Net asset value, end of period ..............................   $  29.3766    $  27.3346    $23.7133    $18.2484     $18.6799
                                                                ==========    ==========    ========    ========     ========
Total return@ ...............................................         7.47%        15.27%      29.95%      (2.31)%       3.42%
Ratios/Supplemental data:
   Net assets, end of period (in 000's) .....................   $1,866,277    $1,259,899    $952,538    $660,951     $551,532
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit ......       0.0875%       0.0875%     0.0880%       0.08%        0.05%
      After expense reimbursement and earnings credit .......       0.0875%       0.0875%     0.0875%       0.07%        0.05%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit ......         2.39%         2.26%       2.16%       2.14%        2.30%
      After expense reimbursement and earnings credit .......         2.39%         2.26%       2.16%       2.15%        2.30%
   Portfolio turnover rate ..................................           92%           71%         67%        100%          91%
------------------------------------------------------------------------------------------------------------------------------

                                                                                      YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------------
UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND                         2005         2004        2003        2002          2001
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................   $  16.3164    $  14.2420    $10.8884    $12.8484     $12.4626
                                                                ----------    ----------    --------    --------     --------
Income (loss) from investment operations:
   Net investment income ....................................       0.2885*       0.2845*     0.2126*     0.2085*      0.1913*
   Net realized and unrealized gain (loss) ..................       1.3456        1.7899      3.1410     (2.1685)      0.1945
                                                                ----------    ----------    --------    --------     --------
         Total income (loss) from investment operations .....       1.6341        2.0744      3.3536     (1.9600)      0.3858
                                                                ----------    ----------    --------    --------     --------
Net asset value, end of period ..............................   $  17.9505    $  16.3164    $14.2420    $10.8884     $12.8484
                                                                ==========    ==========    ========    ========     ========
Total return@................................................        10.02%        14.57%      30.80%     (15.26)%       3.10%
Ratios/Supplemental data:
   Net assets, end of period (in 000's) .....................   $  626,253    $  111,397    $ 65,756    $ 49,905     $ 49,512
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit ......       0.0752%       0.1236%     0.1231%       0.09%        0.05%
      After expense reimbursement and earnings credit .......       0.0475%       0.0475%     0.0475%       0.03%        0.01%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit ......         1.68%         1.86%       1.76%       1.70%        1.50%
      After expense reimbursement and earnings credit .......         1.71%         1.94%       1.84%       1.76%        1.54%
   Portfolio turnover rate ..................................           85%           52%         46%         45%          45%
------------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.
@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of fund shares.

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.             153

  UBS RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

                                                                                  YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------
UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND                     2005        2004        2003        2002         2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................   $10.5546    $ 9.1924    $ 7.1106    $ 8.4750     $ 8.4771
                                                                --------    --------    --------    --------     --------
Income (loss) from investment operations:
   Net investment income ....................................     0.1942*     0.1989*     0.1560*     0.1443       0.1431
   Net realized and unrealized gain (loss) ..................     0.6351      1.1633      1.9258     (1.5087)     (0.1452)
                                                                --------    --------    --------    --------     --------
         Total income (loss) from investment operations .....     0.8293      1.3622      2.0818     (1.3644)     (0.0021)
                                                                --------    --------    --------    --------     --------
Net asset value, end of period ..............................   $11.3839    $10.5546    $ 9.1924    $ 7.1106     $ 8.4750
                                                                ========    ========    ========    ========     ========
Total return@................................................       7.86%      14.82%      29.28%     (16.10)%      (0.02)%
Ratios/Supplemental data:
   Net assets, end of period (in 000's) .....................   $ 13,308    $ 12,414    $ 14,646    $ 11,381     $ 13,701
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit ......     0.5409%     0.6834%     0.3177%       0.16%        0.13%
      After expense reimbursement and earnings credit .......     0.0475%     0.0475%     0.0475%       0.02%        0.01%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit ......       1.31%       1.45%       1.71%       1.67%        1.43%
      After expense reimbursement and earnings credit .......       1.81%       2.09%       1.98%       1.81%        1.55%
   Portfolio turnover rate ..................................         30%         35%         26%         41%          50%
---------------------------------------------------------------------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------
UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND                 2005        2004        2003        2002         2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................   $16.2998    $14.1723    $10.7950    $12.6885     $12.2579
                                                                --------    --------    --------    --------     --------
Income (loss) from investment operations:
   Net investment income ....................................     0.3644*     0.3054*     0.2736*     0.3804       0.2155
   Net realized and unrealized gain (loss) ..................     1.4054      1.8221      3.1037     (2.2739)      0.2151
                                                                --------    --------    --------    --------     --------
         Total income (loss) from investment operations .....     1.7698      2.1275      3.3773     (1.8935)      0.4306
                                                                --------    --------    --------    --------     --------
Net asset value, end of period ..............................   $18.0696    $16.2998    $14.1723    $10.7950     $12.6885
                                                                ========    ========    ========    ========     ========
Total return@................................................      10.86%      15.01%      31.29%     (14.92)%       3.51%
Ratios/Supplemental data:
   Net assets, end of period (in 000's) .....................   $114,546    $110,090    $108,536    $ 91,019     $120,409
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit ......     0.0961%     0.1222%     0.0847%       0.06%        0.02%
      After expense reimbursement and earnings credit .......     0.0475%     0.0475%     0.0475%       0.03%        0.01%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit ......       2.12%       2.00%       2.26%       2.16%        1.92%
      After expense reimbursement and earnings credit .......       2.17%       2.07%       2.30%       2.19%        1.93%
   Portfolio turnover rate ..................................         35%         42%         26%         33%          48%
---------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.
@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of fund shares.

--------------------------------------------------------------------------------
154              See accompanying notes to financial statements.

  UBS RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                                ------------
UBS LARGE CAP GROWTH EQUITY RELATIONSHIP FUND                        2005**
----------------------------------------------------------------------------
Net asset value, beginning of period ........................    $10.0000
                                                                 --------
Income from investment operations:
   Net investment income ....................................      0.0120*
   Net realized and unrealized gain (loss) ..................      0.3429
                                                                 --------
         Total income (loss) from investment operations .....      0.3549
                                                                 --------
Net asset value, end of period ..............................    $10.3549
                                                                 ========
Total return@ ...............................................        3.55%
Ratios/Supplemental data:
   Net assets, end of period (in 000's) .....................    $ 76,895
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit ......      0.3462%+
      After expense reimbursement and earnings credit .......      0.1200%+
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit ......        0.56%+
      After expense reimbursement and earnings credit .......        0.78%+
   Portfolio turnover rate ..................................          10%
----------------------------------------------------------------------------

                                                                                      YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------
UBS SMALL CAP EQUITY RELATIONSHIP FUND                              2005       2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................    $39.3024    $32.9924    $23.9103    $24.9640     $21.3920
                                                                 --------    --------    --------    --------     --------
Income (loss) from investment operations:
   Net investment income ....................................      0.5270*     0.4745*     0.4642*     1.9606       0.3903*
   Net realized and unrealized gain (loss) ..................      1.2316      5.8355      8.6179     (3.0143)      3.1817
                                                                 --------    --------    --------    --------     --------
         Total income (loss) from investment operations .....      1.7586      6.3100      9.0821     (1.0537)      3.5720
                                                                 --------    --------    --------    --------     --------
Net asset value, end of period ..............................    $41.0610    $39.3024    $32.9924    $23.9103     $24.9640
                                                                 ========    ========    ========    ========     ========
Total return@ ...............................................        4.48%      19.13%      37.98%      (4.22)%      16.70%
Ratios/Supplemental data:
   Net assets, end of period (in 000's) .....................    $486,945    $349,900    $287,971    $136,446     $174,710
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit ......      0.0547%     0.0705%     0.0682%       0.05%        0.02%
      After expense reimbursement and earnings credit .......      0.0375%     0.0375%     0.0375%       0.02%        0.00%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit ......        1.34%       1.33%       1.65%       1.60%        1.67%
      After expense reimbursement and earnings credit .......        1.35%       1.36%       1.68%       1.63%        1.69%
   Portfolio turnover rate ..................................          63%         58%         62%         82%          76%
---------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.
** For the period November 7, 2005 (commencement of investment operations) to
   December 31, 2005.
@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of fund shares.
+  Annualized.

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.             155

  UBS RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

                                                               Period Ended
                                                                December 31,
UBS U.S. EQUITY ALPHA RELATIONSHIP FUND                            2005**
----------------------------------------------------------------------------
Net asset value, beginning of period ........................    $10.0000
                                                                 --------
Income from investment operations:
    Net investment income ...................................      0.0391*
    Net realized and unrealized gain (loss)..................      0.4982
                                                                 --------
          Total income (loss) from investment operations ....      0.5373
                                                                 --------
Net asset value, end of period ..............................    $10.5373
                                                                 ========
Total return@ ...............................................        5.37%
Ratios/Supplemental data:
    Net assets, end of period (in 000's) ....................    $198,022
    Ratio of expenses to average net assets .................      1.6836%+^
    Ratio of net investment income to average net assets ....        1.36%+
    Portfolio turnover rate .................................          36%
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
                                                                 ------------------------------------------------------------------
UBS INTERNATIONAL EQUITY RELATIONSHIP FUND                         2005          2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................    $14.1144      $11.9125      $ 8.9083      $10.0597      $11.6827
                                                                 --------      --------      --------      --------      --------
Income (loss) from investment operations:
    Net investment income ...................................      0.3261*       0.2902*       0.2351*       0.1993*       0.2256
    Net realized and unrealized gain (loss)..................      1.0620        1.9117        2.7691       (1.3507)      (1.8486)
                                                                 --------      --------      --------      --------      --------
          Total income (loss) from investment operations ....      1.3881        2.2019        3.0042       (1.1514)      (1.6230)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of period ..............................    $15.5025      $14.1144      $11.9125      $ 8.9083      $10.0597
                                                                 ========      ========      ========      ========      ========
Total return@ ...............................................        9.84%        18.48%        33.72%       (11.45)%      (13.89)%
Ratios/Supplemental data:
    Net assets, end of period (in 000's).....................    $448,172      $ 96,527      $ 95,947      $ 80,544      $ 62,609
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credit .....      0.1428%       0.1925%       0.1754%         0.13%         0.10%
       After expense reimbursement and earnings credit ......      0.0900%       0.0900%       0.0900%         0.08%         0.06%
    Ratio of net investment income to average net assets:
       Before expense reimbursement and earnings credit .....        2.21%         2.24%         2.35%         2.09%         2.04%
       After expense reimbursement and earnings credit ......        2.27%         2.34%         2.44%         2.14%         2.08%
    Portfolio turnover rate .................................          97%           44%           46%           51%           85%
-----------------------------------------------------------------------------------------------------------------------------------

 * The net investment income per share data was determined by using average shares outstanding throughout the period.
** For the period September 20, 2005 (commencement of investment operations) to
   December 31, 2005.
 @ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of fund shares.
 + Annualized.
 ^ The ratio of net operating expenses to average net assets was 0.40%.

--------------------------------------------------------------------------------
156              See accompanying notes to financial statements.

  UBS RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

                                                                                      Year Ended December 31,
                                                                 ------------------------------------------------------------------
UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND                      2005          2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................    $15.8600      $12.3568      $ 7.9516      $ 8.2645      $ 8.2869
                                                                 --------      --------      --------      --------      --------
Income (loss) from investment operations:
    Net investment income ....................................     0.4202*       0.2802*       0.2196*       0.1275*       0.1770
    Net realized and unrealized gain (loss) ..................     5.5068        3.1578        4.1119       (0.4404)      (0.1994)
                                                                 --------      --------      --------      --------      --------
          Total income (loss) from investment operations .....     5.9270        3.4380        4.3315       (0.3129)      (0.0224)
                                                                 --------      --------      --------      --------      --------
    Redemption fees ..........................................         --        0.0652        0.0737            --            --
                                                                 --------      --------      --------      --------      --------
    Net increase from payments by affiliates .................     0.0017            --            --            --            --
                                                                 --------      --------      --------      --------      --------
Net asset value, end of period ...............................   $21.7887      $15.8600      $12.3568      $ 7.9516      $ 8.2645
                                                                 ========      ========      ========      ========      ========
Total return@ ................................................      37.38%#       28.35%        55.40%        (3.79)%       (0.27)%
Ratios/Supplemental data:
    Net assets, end of period (in 000's) .....................   $607,414      $653,601      $372,034      $208,990      $260,670
    Ratio of expenses to average net assets ..................     0.3558%       0.3263%       0.4500%         0.42%         0.40%
    Ratio of net investment income to average net assets .....       2.39%         2.11%         2.28%         1.51%         1.93%
    Portfolio turnover rate ..................................         79%           45%           62%           61%           61%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                 ------------------------------------------------------------------
UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND                   2005          2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........................   $ 1.0000      $ 1.0000      $ 1.0000      $ 1.0000      $ 1.0000
                                                                 --------      --------      --------      --------      --------
Income (loss) from investment operations:
    Net investment income ....................................     0.0324        0.0140        0.0126        0.0185        0.0413
Distributions:
    Net investment income ....................................    (0.0324)      (0.0140)      (0.0126)      (0.0185)      (0.0413)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of period ...............................   $ 1.0000      $ 1.0000      $ 1.0000      $ 1.0000      $ 1.0000
                                                                 ========      ========      ========      ========      ========
Total return@ ................................................       3.29%         1.41%         1.23%         1.87%         4.21%
Ratios/Supplemental data:
    Net assets, end of period (in 000's) .....................   $962,999      $540,178      $247,719      $572,043      $791,332
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credit.......     0.0124%       0.0334%       0.0200%         0.02%         0.01%
       After expense reimbursement and earnings credit .......     0.0100%       0.0100%       0.0100%         0.01%         0.01%
    Ratio of net investment income to average net assets:
       Before expense reimbursement and earnings credit ......       3.37%         1.50%         1.25%         1.85%         4.27%
       After expense reimbursement and earnings credit .......       3.38%         1.52%         1.26%         1.86%         4.27%
-----------------------------------------------------------------------------------------------------------------------------------

 * The net investment income per share data was determined by using average shares outstanding throughout the period.
 @ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of fund shares.
 # During the fiscal year ended December 31, 2005, the Fund's total return included a reimbursement by the investment manager for amounts relating to a trading error that had no impact on the total return.

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.             157

  UBS RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

                                                                                      Year Ended December 31,
                                                                 ------------------------------------------------------------------
UBS U.S. BOND RELATIONSHIP FUND                                    2005          2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................    $14.3144      $13.6737      $13.0522      $11.8512      $10.8829
                                                                 --------      --------      --------      --------      --------
Income from investment operations:
    Net investment income ...................................      0.6503*       0.6141*       0.6022*       0.6547*       0.8146
    Net realized and unrealized gain (loss) .................     (0.2705)       0.0266        0.0193        0.5463        0.1537
                                                                 --------      --------      --------      --------      --------
          Total income from investment operations ...........      0.3798        0.6407        0.6215        1.2010        0.9683
                                                                 --------      --------      --------      --------      --------
Net asset value, end of period ..............................    $14.6942      $14.3144      $13.6737      $13.0522      $11.8512
                                                                 ========      ========      ========      ========      ========
Total return@ ...............................................        2.65%         4.69%         4.76%        10.13%         8.90%
Ratios/Supplemental data:
    Net assets, end of period (in 000's) ....................    $ 83,074      $ 96,611      $ 86,070      $ 78,599      $ 36,154
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credit .....      0.1132%       0.1535%       0.1119%         0.09%         0.07%
       After expense reimbursement and earnings credit ......      0.0475%       0.0475%       0.0475%         0.03%         0.01%
    Ratio of net investment income to average net assets:
       Before expense reimbursement and earnings credit .....        4.42%         4.29%         4.44%         5.18%         6.30%
       After expense reimbursement and earnings credit ......        4.49%         4.40%         4.50%         5.24%         6.36%
    Portfolio turnover rate .................................         205%          182%          144%          173%          204%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                 ------------------------------------------------------------------
UBS HIGH YIELD RELATIONSHIP FUND                                   2005          2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................    $18.7745      $16.6064      $13.4775      $13.6963      $13.2292
                                                                 --------      --------      --------      --------      --------
Income (loss) from investment operations:
    Net investment income ...................................      1.6062*       1.5397*       1.4440*       1.3443*       1.4440*
    Net realized and unrealized gain (loss)..................     (1.3097)       0.6284        1.6849       (1.5631)      (0.9769)
                                                                 --------      --------      --------      --------      --------
          Total income from investment operations ...........      0.2965        2.1681        3.1289       (0.2188)       0.4671
                                                                 --------      --------      --------      --------      --------
Net asset value, end of period ..............................    $19.0710      $18.7745      $16.6064      $13.4775      $13.6963
                                                                 ========      ========      ========      ========      ========
Total return@ ...............................................        1.58%        13.06%        23.22%        (1.60)%        3.53%
Ratios/Supplemental data:
    Net assets, end of period (in 000's) ....................    $103,625      $141,458      $177,359      $141,314      $231,984
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credit .....      0.0924%       0.1117%       0.0729%         0.04%         0.02%
       After expense reimbursement and earnings credit ......      0.0375%       0.0375%       0.0375%         0.01%         0.00%
    Ratio of net investment income to average net assets:
       Before expense reimbursement and earnings credit .....        8.49%         8.81%         9.57%         9.98%        10.51%
       After expense reimbursement and earnings credit ......        8.55%         8.88%         9.61%        10.01%        10.53%
    Portfolio turnover rate .................................         122%          109%           94%           72%           59%
-----------------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.
@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of fund shares.

--------------------------------------------------------------------------------
158              See accompanying notes to financial statements.

  UBS RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

                                                               Period Ended
                                                                December 31,
UBS ABSOLUTE RETURN BOND RELATIONSHIP FUND                         2005**
----------------------------------------------------------------------------
Net asset value, beginning of period ........................    $10.0000
                                                                 --------
Income from investment operations:
    Net investment income ...................................      0.0301*
    Net realized and unrealized gain (loss) .................     (0.0044)
                                                                 --------
          Total income from investment operations ...........      0.0257
                                                                 --------
    Redemption fees .........................................          --
                                                                 --------
Net asset value, end of period ..............................    $10.0257
                                                                 ========
Total return@ ...............................................        0.26%
Ratios/Supplemental data:
    Net assets, end of period (in 000's) ....................    $ 40,103
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credit .....      1.3698%+
       After expense reimbursement and earnings credit ......      0.1000%+
    Ratio of net investment income to average net assets:
       Before expense reimbursement and earnings credit .....        3.12%+
       After expense reimbursement and earnings credit ......        4.39%+
    Portfolio turnover rate .................................        0.29%
--------------------------------------------------------------------------------

                                                                                   Year Ended December 31,
                                                             -------------------------------------------------------------------
UBS EMERGING MARKETS DEBT RELATIONSHIP FUND                    2005           2004          2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....................   $50.9092       $43.3907      $33.7362      $29.9417      $27.0205
                                                             --------       --------      --------      --------      --------
Income from investment operations:
    Net investment income ................................     3.4933*        3.3314*       3.1991*       3.3450*       3.9816*
    Net realized and unrealized gain (loss) ..............     4.0986         4.1638        6.4116        0.4495       (1.0604)
                                                             --------       --------      --------      --------      --------
          Total income from investment operations ........     7.5919         7.4952        9.6107        3.7945        2.9212
                                                             --------       --------      --------      --------      --------
    Redemption fees ......................................         --         0.0233        0.0438            --            --
                                                             --------       --------      --------      --------      --------
    Net increase from payments by affiliates .............     0.0000++           --            --            --            --
                                                             --------       --------      --------      --------      --------
Net asset value, end of period ...........................   $58.5011       $50.9092      $43.3907      $33.7362      $29.9417
                                                             ========       ========      ========      ========      ========
Total return@ ............................................      14.91%#        17.33%        28.62%        12.67%        10.81%
Ratios/Supplemental data:
    Net assets, end of period (in 000's) .................   $106,583       $110,043      $125,308      $110,596      $141,545

    Ratio of expenses to average net assets ..............     0.1810%        0.1755%       0.2300%         0.22%         0.15%
    Ratio of net investment income to average net assets..       6.48%          7.32%         8.13%        10.61%        12.09%
    Portfolio turnover rate ..............................        163%           141%          146%          106%          163%
-----------------------------------------------------------------------------------------------------------------------------------

 * The net investment income per share data was determined by using average shares outstanding throughout the period.
** For the period December 6, 2005 (commencement of investment operations) to
   December 31, 2005.
 @ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of fund shares.
 + Annualized.
++ Amount represents less than $0.00005 per share.
 # During the fiscal year ended December 31, 2005, the Fund's total return included a reimbursement by the investment manager for amounts relating to a trading error that had no impact on the total return.

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.             159

  UBS RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

                                                                                     Year Ended December 31,
                                                               ------------------------------------------------------------------
UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND                2005           2004         2003           2002         2001**
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....................  $  11.7333     $ 11.3193     $ 10.9469      $10.0625      $10.0000
                                                            ----------     ---------     ---------      --------      --------
Income from investment operations:
    Net investment income ................................      0.5421*       0.4750*       0.4435*       0.5202        0.1479
    Net realized and unrealized gain (loss) ..............     (0.3136)      (0.0610)      (0.0711)       0.3642       (0.0854)
                                                            ----------     ---------     ---------      --------      --------
    Total income from investment operations ..............      0.2285        0.4140        0.3724        0.8844        0.0625
                                                            ----------     ---------     ---------      --------      --------
Net asset value, end of period ...........................  $  11.9618     $ 11.7333     $ 11.3193      $10.9469      $10.0625
                                                            ==========     =========     =========      ========      ========
Total return@ ............................................        1.95%         3.66%         3.40%         8.79%         0.63%
Ratios/Supplemental data:
    Net assets, end of period (in 000's) .................  $1,281,785     $ 976,592     $ 701,361      $662,830      $509,099
    Ratio of expenses to average net assets ..............      0.1244%       0.1277%       0.0600%         0.03%         0.10%+
    Ratio of net investment income to average net assets..        4.57%         4.13%         3.99%         5.39%         5.64%+
    Portfolio turnover rate ..............................          64%           69%           72%           67%           12%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                                                                 --------------------------------------
UBS CORPORATE BOND RELATIONSHIP FUND                               2005          2004        2003***
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................    $10.9528      $10.3252      $10.0000
                                                                 --------      --------      --------
Income from investment operations:
    Net investment income ...................................      0.5503*       0.5067*       0.1397*
    Net realized and unrealized gain (loss)..................     (0.3952)       0.1209        0.1855
                                                                 --------      --------      --------
          Total income from investment operations ...........      0.1551        0.6276        0.3252
                                                                 --------      --------      --------
Net asset value, end of period ..............................    $11.1079      $10.9528      $10.3252
                                                                 ========      ========      ========
Total return@ ...............................................        1.42%         6.08%         3.25%
Ratios/Supplemental data:
    Net assets, end of period (in 000's) ....................    $365,675      $289,782      $250,099
    Ratio of expenses to average net assets .................      0.1000%       0.1000%       0.0798%+
    Ratio of net investment income to average net assets             4.99%       4.8000%       4.6400%+
    Portfolio turnover rate .................................          39%           45%            4%
--------------------------------------------------------------------------------------------------------

  * The net investment income per share data was determined by using average shares outstanding throughout the period.
 ** For the period September 26, 2001 (commencement of investment operations) to
    December 31, 2001.
*** For the period September 15, 2003 (commencement of investment operations) to
    December 31, 2003.
  @ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of fund shares.
  + Annualized

--------------------------------------------------------------------------------
160              See accompanying notes to financial statements.

  UBS RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

                                                                            Year Ended December 31,                    Period
                                                                 -------------------------------------------            Ended
                                                                                                                     December 31,
UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND                     2005              2004#             2003              2002**
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................    $11.6940          $10.9244          $10.1256          $10.0000
                                                                 --------          --------          --------          --------
Income from investment operations:
    Net investment income ...................................      1.0052*           0.9596*           0.3429            0.2721*
    Net realized and unrealized gain (loss)..................     (0.7130)          (0.1900)           0.4559           (0.1465)
                                                                 --------          --------          --------          --------
          Total income from investment operations ...........      0.2922            0.7696            0.7988            0.1256
                                                                 --------          --------          --------          --------
Net asset value, end of period ..............................    $11.9862          $11.6940          $10.9244          $10.1256
                                                                 ========          ========          ========          ========
Total return@ ...............................................        2.50%             7.04%             7.89%             1.26%
Ratios/Supplemental data:
    Net assets, end of period (in 000's) ....................    $144,832          $ 67,184          $     --^          $47,398
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credit .....      0.1375%+          0.1370%+          0.1520%             1.28%+
       After expense reimbursement and earnings credit ......      0.1375%+          0.1370%+          0.1375%             0.14%+
    Ratio of net investment income to average net assets:
       Before expense reimbursement and earnings credit .....        8.52%+            8.59%+            9.41%             7.10%+
       After expense reimbursement and earnings credit ......        8.52%+            8.59%+            9.42%             8.24%+
    Portfolio turnover rate .................................          32%               22%               84%               20%
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Period Ended
                                                                December 31,
UBS SHORT DURATION RELATIONSHIP FUND                              2005***
-----------------------------------------------------------------------------
Net asset value, beginning of period ........................    $10.0000
                                                                 --------
Income from investment operations:
    Net investment income ...................................      0.1516*
    Net realized and unrealized gain ........................     (0.0610)
                                                                 --------
          Total income from investment operations ...........      0.0906
                                                                 --------
Net asset value, end of period ..............................    $10.0906
                                                                 ========
Total return@ ...............................................        0.91%
Ratios/Supplemental data:
    Net assets, end of period (in 000's) ....................    $143,602
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credit .....      0.1295%+
       After expense reimbursement and earnings credit ......      0.0475%+
    Ratio of net investment income to average net assets:
       Before expense reimbursement and earnings credit .....        4.16%+
       After expense reimbursement and earnings credit ......        4.24%+
    Portfolio turnover rate .................................          83%
--------------------------------------------------------------------------------

  * The net investment income per share data was determined by using average shares outstanding throughout the period.
 ** For the period September 4, 2002 (commencement of investment operations) to
    December 31, 2002.
*** For the period August 23, 2005 (commencement of investment operations) to
    December 31, 2005.
  @ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of fund shares.
  ^ Net assets are less than $1,000.
  + Annualized
  # Inception date of UBS Opportunistic High Yield Relationship Fund is
    September 4, 2002. The Fund was inactive from May 21, 2003 to April 4, 2004. The inception return of the Fund is calculated as of April 5, 2004, the date the Fund recommenced investment operations.

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.             161

  UBS RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
UBS Relationship Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments, each of which is non-diversified except for UBS U.S. Cash Management Prime Relationship Fund, which is diversified. The eighteen series covered by this report are: UBS Global Securities Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS Large Cap Select Equity Relationship Fund, UBS U.S. Large Cap Value Equity Relationship Fund, UBS Large Cap Growth Equity Relationship Fund, UBS Small Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS U.S. Cash Management Prime Relationship Fund, UBS U.S. Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Absolute Return Bond Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS Corporate Bond Relationship Fund, UBS Opportunistic High Yield Relationship Fund, and UBS Short Duration Relationship Fund (each a "Fund," and collectively, the "Funds"). The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

The Trust issues its beneficial interests only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended ("Securities Act").

Only "accredited investors", as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. INVESTMENT VALUATION: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations if market prices are not readily available, valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ official closing price. Other OTC securities are valued at the last available bid price prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an international diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. Investments in affiliated investment companies are valued at the daily closing net asset value of the respective investment company. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Factors that are considered in making this determination include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; and the evaluation of forces which influence the market in which the securities are purchased and sold.

--------------------------------------------------------------------------------
162

  UBS RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern time will not be reflected in the Fund's NAV. However, such developments may be determined to be so significant that they will materially affect the value of the Fund's securities. Some funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", that value is likely to be different from the last quoted market price for the security. Previous closing prices may be adjusted to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern time.

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. FOREIGN CURRENCY TRANSLATION: Prior to November 1, 2005, investment securities and other assets and liabilities denominated in foreign currencies were translated into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Effective November 1, 2005, the Trust began using foreign currency exchange rates determined as of close of regular trading on the New York Stock Exchange. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate on the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments and foreign currency contracts in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with U.S. federal income tax regulations.

C. INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost basis.

D. COMMISSION RECAPTURE PROGRAM: Effective November 1, 2005, the Board approved a brokerage commission recapture program for the following Funds: UBS Global Securities Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS Large Cap Select Equity Relationship Fund, UBS U.S. Large Cap Value Equity Relationship Fund, UBS Small Cap Equity Relationship Fund, UBS International Equity Relationship Fund and UBS Emerging Markets Equity Relationship Fund. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. The recaptured commissions are reflected on the Statement of Operations within the net realized and unrealized gains (losses) on investment activities.

E. FORWARD FOREIGN CURRENCY CONTRACTS: Certain Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. During the year ended December 31, 2005, UBS Global Securities Relationship Fund, UBS International Equity Relationship Fund, and UBS Emerging Markets Debt Relationship Fund engaged in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies.

Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses on forward foreign currency contracts. The Funds realize a gain or loss upon settlement of the contracts. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts during the year ended December 31, 2005, was the Funds' custodian.

--------------------------------------------------------------------------------

  UBS RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform on the forward foreign currency contract. The unrealized gain, if any, represents the credit risk to the Funds on a forward foreign currency contract as of December 31, 2005.

F. FUTURES CONTRACTS: The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such futures contracts to hedge a portion of their portfolio or to equitize cash.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the futures contract value and are recorded as unrealized gains or losses on futures contracts. The Funds recognize a realized gain or loss on futures contracts when the contract is closed or expires. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts.

Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of underlying securities.

G.    SHORT SALES
UBS U.S. Equity Alpha Relationship Fund ("Equity Alpha") enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations. If Equity Alpha shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Equity Alpha is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. Equity Alpha designates collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

H.    SWAP AGREEMENTS

Credit default swap agreements involve commitments to pay interest and principal in the event of a default of a security. The Fund makes payments to the counterparty semi-annually, and the Fund would receive payments only upon the occurrence of a credit event. Credit default swaps are marked to market daily, and the change, if any is recorded as unrealized appreciation or depreciation in the Statements of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statements of Operations.

If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the Fund typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

--------------------------------------------------------------------------------
164

  UBS RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

At December 31, 2005, the following Fund had outstanding credit default swap contracts with the following terms:

                                                                                                       Payments
                                                                      Termination    Payments made     received       Unrealized
                                                   Notional Amount        Date        by the Fund     by the Fund    Depreciation
                                                   ---------------    -----------    -------------    -----------    ------------
UBS Emerging Markets Debt Relationship Fund          USD 1,300,000      10/20/07         1.50%*          0.00%**       $(3,249)

*  Payments made by the fund are based on the notional amount.
** Payment to the counterparty will be made upon the occurrence of a negative credit event with respect to the Republic of Argentina bond, coupon 8.28%, due 12/31/2033.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statements of Operations.

At December 31, 2005, the UBS Emerging Markets Debt Relationship Fund had the following outstanding total return swap contracts with the following terms:

                                                                                                                Unrealized
                                                  Termination        Payments made      Payments received      Appreciation/
                            Notional Amount          Dates            by the Fund          by the Fund        (Depreciation)
                            ---------------       -----------       ---------------     ------------------     -------------
USD .....................        1,410,000          07/27/07              11.75%+           3.56708%*            $ 93,672
EUR .....................        1,290,000          07/27/07            2.35975%**            11.00%++             12,183
RUB .....................       11,100,000          10/09/07          $ 417,160^               7.58%#              (3,760)
IDR .....................    4,000,000,000          10/15/14            340,951^^             11.00%##             40,282
RUB .....................       28,500,000          10/17/13          1,002,462@               6.20%(a)            (9,727)
EGP .....................          750,000          10/31/06            121,227@               0.00%(b)               524
EGP .....................        6,300,000          09/26/05          1,026,400@               0.00%(c)             4,435
                                                                                                                 --------
                                                                                                                 $137,609
                                                                                                                 ========

*     Rate based on 6 month LIBOR (EUR-BBA)
**    Rate based on 12 month LIBOR (EUR-BBA)
+ Rate is equal to the interest amounts, if any, paid to holders of record of Government of Jamaica bond, due 05/15/11.
++ Rate is equal to the interest amounts, if any, paid to holders of record of Government of Jamaica bond, due 07/27/12.
^     Payment made 09/27/05 to fully fund the swap.
^^    Payment made 10/07/05 to fully fund the swap.
#     Rate is equal to the total return of the OAO Gazprom 7.58% bond, due
      10/09/07.
## Rate is equal to the total return on the Republic of Indonesia 11.00% bond, due 10/15/14.
@     Payment made 11/02/05 to fully fund the swap.
(a) Rate is equal to the total return of the JSC VNESHTORGBANK 6.20% bond, due 10/17/13.
(b) Rate is equal to the total return of the Arab Republic of Egypt T-bill, due 10/31/06.
(c) Rate is equal to the total return of the Arab Republic of Egypt T-bill, due 09/26/06.
LIBOR London Interbank Offered Rate
BBA   British Banking Association

CURRENCY TYPE ABBREVIATIONS:
----------------------------
USD   United States Dollar
EUR   Euro
RUB   Russian Ruble
IDR   Indonesian Rupiah
EGP   Egyptian Pound

--------------------------------------------------------------------------------

  UBS RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The Funds may enter into interest rate swap agreements to protect them from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of the counterparty is generally limited to the net interest payment to be received by the fund. Therefore, the funds consider the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The funds with open interest rate swap positions accrue for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

At December 31, 2005, the following funds had outstanding interest rate swap contracts with the following terms:

                                                                                                       Payments       Unrealized
                                                                      Termination    Payments made     received      Appreciation/
                                                   Notional Amount        Date        by the Fund     by the Fund   (Depreciation)
                                                   ---------------    -----------    -------------    -----------    -------------
UBS Absolute Return Bond Relationship Fund           USD11,000,000      01/03/09        4.53625%*        4.80750%      $(2,510)
UBS Absolute Return Bond Relationship Fund           USD 3,000,000      01/03/17        4.95000          4.53625*        3,261
                                                                                                                       -------
                                                                                                                         $ 751
                                                                                                                       =======

*Rate based on 3 month LIBOR

                                                                                                       Payments       Unrealized
                                                                      Termination    Payments made     received      Appreciation/
                                                   Notional Amount        Date        by the Fund     by the Fund   (Depreciation)
                                                   ---------------    -----------    -------------    -----------    -------------
UBS U.S. Bond Relationship Fund .................   USD 23,000,000      01/03/09        4.53625%*       4.80750%        $(5,248)
UBS U.S. Bond Relationship Fund .................   USD  6,000,000      01/03/17        4.95000         4.53625*          6,521
                                                                                                                        -------
                                                                                                                         $1,273
                                                                                                                        =======

*Rate based on 3 month LIBOR

I. SECURITIES TRADED ON TO-BE-ANNOUNCED BASIS: Certain Funds may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid, high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

J. INVESTMENT INCOME: Interest income, which includes amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date for each respective Fund, using reasonable due diligence, as the Fund becomes aware of such dividend. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

K. DISTRIBUTIONS: With the exception of UBS U.S. Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay dividends. For UBS U.S. Cash Management Prime Relationship Fund, dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are distributed to shareholders

--------------------------------------------------------------------------------
166

  UBS RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

annually or more frequently to maintain a net asset value of $1.00 per share. There is no assurance that UBS U.S. Cash Management Prime Relationship Fund will be able to maintain a net asset value of $1.00 per share.

L. CONCENTRATION OF RISK: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

M. FEDERAL INCOME TAXES: The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income (loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds' net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities do not present the components of net assets.

N. PARTNERSHIP ALLOCATIONS: For federal income tax purposes, an investor's distributive share of each item of a Fund's income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the "Trust Agreement") so long as the allocation has "substantial economic effect" within the meaning of the Internal Revenue Code (the "Code")
Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES
UBS Global Asset Management (Americas) Inc. (the "Advisor"), a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the following Funds to the extent that total operating expenses exceed the following percentage of average daily net assets:

UBS Global Securities Relationship Fund ..............................   0.0875%
UBS U.S. Large Cap Equity Relationship Fund ..........................   0.0475
UBS Large Cap Select Equity Relationship Fund ........................   0.0475
UBS U.S. Large Cap Value Equity Relationship Fund ....................   0.0475
UBS Large Cap Growth Equity Relationship Fund ........................   0.1200
UBS Small Cap Equity Relationship Fund ...............................   0.0375
UBS U.S. Equity Alpha Relationship Fund ..............................   0.4000
UBS International Equity Relationship Fund ...........................   0.0900
UBS Emerging Markets Equity Relationship Fund ........................   0.5000
UBS U.S. Cash Management Prime Relationship Fund .....................   0.0100
UBS U.S. Bond Relationship Fund ......................................   0.0475
UBS High Yield Relationship Fund .....................................   0.0375

--------------------------------------------------------------------------------

  UBS RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

UBS Absolute Return Bond Relationship Fund ...........................   0.1000%
UBS Emerging Markets Debt Relationship Fund ..........................   0.5000
UBS U.S. Securitized Mortgage Relationship Fund ......................   0.1375
UBS Corporate Bond Relationship Fund .................................   0.1000
UBS Opportunistic High Yield Relationship Fund .......................   0.1375
UBS Short Duration Relationship Fund .................................   0.0475

At December 31, 2005, the Advisor owed certain Funds for expense reimbursements as follows:

UBS U.S. Large Cap Equity Relationship Fund .........................   $116,958
UBS Large Cap Select Equity Relationship Fund .......................      9,688
UBS U.S. Large Cap Value Equity Relationship Fund ...................      4,870
UBS Large Cap Growth Equity Relationship Fund .......................     13,236
UBS Small Cap Equity Relationship Fund ..............................     22,184
UBS International Equity Relationship Fund ..........................    150,540
UBS U.S. Bond Relationship Fund .....................................      7,596
UBS High Yield Relationship Fund ....................................     13,539
UBS Absolute Return Bond Relationship Fund ..........................     34,845
UBS Short Duration Relationship Fund ................................     24,090

During the year ended December 31, 2005, the Advisor paid certain Funds for expense reimbursements as follows:

UBS U.S. Large Cap Equity Relationship Fund ...........................   $7,877
UBS Large Cap Select Equity Relationship Fund .........................   52,402
UBS U.S. Large Cap Value Equity Relationship Fund .....................   48,175
UBS Large Cap Growth Equity Relationship Fund .........................   10,542
UBS Small Cap Equity Relationship Fund ................................   56,123
UBS International Equity Relationship Fund ............................   17,924
UBS U.S. Cash Management Prime Relationship Fund ......................   18,318
UBS U.S. Bond Relationship Fund .......................................   50,763
UBS High Yield Relationship Fund ......................................   71,428
UBS Short Duration Relationship Fund ..................................   17,363

Each Fund will pay an administration fee to J.P. Morgan Investor Services Co., that is computed daily and paid monthly at an annual of 0.075% of daily net assets of such Fund, to the extent the Fund's expenses do not exceed the expense cap.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. These investments, including investments of cash collateral for securities loaned, represented 19.32% of UBS Global Securities Relationship Fund's total net assets at December 31, 2005. Amounts relating to those investments for the year ended December 31, 2005 are summarized as follows:

                                                                                                      Change in Net
                                                                         Sales        Net Realized      Unrealized
Affiliates                                               Purchases      Proceeds          Gain         Gain/(Loss)         Value
----------                                              -----------    -----------    -------------   -------------    ------------
UBS Small Cap Equity Relationship Fund ...........               --             --               --    $  1,700,678    $ 39,708,597
UBS Emerging Markets Equity Relationship Fund ....      $21,000,000    $84,000,000      $39,402,165     (17,323,569)     59,085,368
UBS High Yield Relationship Fund .................       21,000,000     15,000,000        2,774,825      (1,909,272)     17,849,890
UBS Corporate Bond Relationship Fund .............        7,600,000             --               --          22,921       7,622,921
                                                        -----------    -----------      -----------    ------------    ------------
                                                        $49,600,000    $99,000,000      $42,176,990    ($17,509,242)   $124,266,776
                                                        ===========    ===========      ===========    ============    ============

--------------------------------------------------------------------------------
168

  UBS RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The following Funds invest in shares of UBS Supplementary Trust -- U.S. Cash Management Prime Fund ("Supplementary Trust"). The Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions from Supplementary Trust are reflected as affiliated interest income on the Statements of Operations. Amounts relating to those investments at December 31, 2005 and for the period then ended are summarized as follows:

                                                                                                                              % of
                                                                             Sales           Interest                          Net
Fund                                                     Purchases          Proceeds          Income          Value          Assets
----                                                   --------------    --------------     ----------     ------------      ------
UBS Global Securities Relationship Fund ............   $1,115,900,746     $ 955,722,289     $4,782,890     $236,281,507       12.66%
UBS U.S. Large Cap Equity Relationship Fund ........      114,452,445       114,715,296        381,084        4,844,344        0.77
UBS Large Cap Select Equity Relationship Fund ......        1,761,034         2,065,390          6,480          170,457        1.28
UBS U.S. Large Cap Value Equity Relationship Fund ..       24,513,258        20,734,777         72,432        5,066,400        4.42
UBS Small Cap Equity Relationship Fund .............      121,413,805       122,391,597        614,177       12,066,516        2.48
UBS International Equity Relationship Fund .........      121,941,566       122,270,687         61,353          419,498        0.09
UBS Emerging Markets Equity Relationship Fund ......      323,238,401       325,711,883        265,385        7,966,703        1.31
UBS U.S. Cash Management Prime Relationship Fund ...    3,300,963,120     2,878,131,262     25,754,417      963,071,494      100.01
UBS U.S. Bond Relationship Fund ....................       37,543,328        36,460,097        175,909        9,077,939       10.93
UBS High Yield Relationship Fund ...................      147,082,815       149,472,308        199,095          897,265        0.87
UBS Emerging Markets Debt Relationship Fund ........       95,565,536        92,546,899        161,353        6,015,429        5.64
UBS U.S. Securitized Mortgage Relationship Fund ....      792,042,148       796,027,648      1,616,584       37,823,509        2.95
UBS Corporate Bond Relationship Fund................       93,480,369        93,316,949        151,544        4,923,022        1.35
UBS Opportunistic High Yield Relationship Fund .....       96,069,175        89,895,560        116,034        6,629,764        4.58

The Funds may invest in shares of the UBS U.S. Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of Operations. Amounts relating to those investments at December 31, 2005 and for the period ended were as follows:

                                                                                                                              % of
                                                                             Sales           Interest                          Net
Fund                                                     Purchases          Proceeds          Income          Value          Assets
----                                                   --------------    --------------     ----------     ------------      ------
UBS Large Cap Growth Equity Relationship Fund ......    $   1,320,425      $    958,597        $ 1,169       $  361,828        0.47%
UBS U.S. Equity Alpha Relationship Fund ............       30,236,349        28,277,275         14,173        1,959,074        0.99
UBS Absolute Return Bond Relationship Fund .........       53,816,820        44,816,820         79,630        9,000,000       22.43
UBS Short Duration Relationship Fund ...............       75,337,966        74,995,021         50,394          342,945        0.24

The following Funds have incurred brokerage commissions with UBS Securities LLC, an affiliated broker-dealer. Amounts relating to those transactions for the year ended December 31, 2005, were as follows:

Fund                                                          UBS Securities LLC
----                                                          ------------------
UBS Global Securities Relationship Fund ...................       $1,286,741
UBS U.S. Large Cap Equity Relationship Fund ...............          918,160

--------------------------------------------------------------------------------

  UBS RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Fund                                                          UBS Securities LLC
----                                                          ------------------
UBS Large Cap Select Equity Relationship Fund .............       $    9,693
UBS U.S. Large Cap Value Equity Relationship Fund .........           91,181
UBS Small Cap Equity Relationship Fund ....................        1,025,678
UBS U.S. Equity Alpha Relationship Fund ...................          234,026
UBS International Equity Relationship Fund ................          734,467
UBS Emerging Markets Equity Relationship Fund .............        2,258,910

3.    INVESTMENT TRANSACTIONS

Investment transactions for the year ended December 31, 2005, excluding short-term investments, were as follows:

                                                                       Sales
Fund                                                  Purchase        Proceeds
----                                               --------------   ------------
UBS Global Securities Relationship Fund .........  $1,198,245,293   $902,269,096
UBS U.S. Large Cap Equity Relationship Fund .....     831,246,427    365,896,841
UBS Large Cap Select Equity Relationship Fund ...       4,227,629      3,726,865
UBS U.S. Large Cap Value Equity Relationship Fund      37,757,679     44,051,186
UBS Large Cap Growth Equity Relationship Fund ...      81,139,441      6,807,476
UBS Small Cap Equity Relationship Fund ..........     389,429,340    268,682,777
UBS U.S. Equity Alpha Relationship Fund .........     274,938,530     86,924,225
UBS International Equity Relationship Fund ......     616,400,462    302,304,712
UBS Emerging Markets Equity Relationship Fund ...     453,344,735    677,050,642
UBS U.S. Bond Relationship Fund .................      81,167,725     84,305,374
UBS High Yield Relationship Fund ................     169,753,374    198,196,688
UBS Absolute Return Bond Relationship Fund ......      26,875,254         77,583
UBS Emerging Markets Debt Relationship Fund .....     155,744,148    177,902,848
UBS U.S. Securitized Mortgage Relationship Fund .   1,083,927,818    718,064,582
UBS Corporate Bond Relationship Fund ............     195,945,139    109,119,617
UBS Opportunistic High Yield Relationship Fund ..     106,677,473     29,971,992
UBS Short Duration Relationship Fund ............     140,207,258      6,946,286

For the year ended December 31, 2005, purchases and sales of long-term U.S. government securities were as follows:

                                                                       Sales
Fund                                                  Purchase        Proceeds
----                                                -------------   ------------
UBS Global Securities Relationship Fund .........    $445,939,959   $397,496,479
UBS U.S. Bond Relationship Fund .................      97,166,878    106,071,886
UBS Emerging Markets Debt Relationship Fund .....         119,467             --
UBS Corporate Bond Relationship Fund ............       8,464,156      8,474,125
UBS Short Duration Relationship Fund ............     119,231,211    109,848,386

4. SECURITY LENDING: The Funds may lend portfolio securities up to 33 1/3% of its net assets to qualified broker-dealers or financial institutions. UBS Global Securities Relationship Fund loaned securities to certain brokers, with the Fund's custodian acting as the Fund's lending agent. The Fund earned negotiated lenders' fees, which are included in securities lending revenue in the Statements of Operations. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in UBS Supplementary Trust -- U.S. Cash Management Prime Fund, an affiliate, as shown in the Schedules of Investments. In addition, the UBS Global Securities Relationship Fund received U.S. Government Agency securities as collateral amounting to $85,048,302, which cannot be resold. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund monitors the market value of securities loaned on a daily basis and initially requires collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the

--------------------------------------------------------------------------------
170

  UBS RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

value of foreign securities loaned. The value of loaned securities and related collateral outstanding at December 31, 2005, were as follows:

                                                                                        Market
                                                                      Total            Value of
                                                   Market           Collateral        Investments
                                                  Value of             for              of Cash
                                                   Loaned           Securities         Collateral
                                                 Securities           Loaned            Received
                                                ------------       ------------       -----------
UBS Global Securities Relationship Fund .....   $110,234,172       $113,206,150       $28,157,848

5.    TRANSACTION CHARGES

Investors in UBS Emerging Markets Equity Relationship Fund and UBS Emerging Markets Debt Relationship Fund are subject to a transaction charge equal to 0.75% and 0.50%, respectively, of the Fund's offering price on Fund share purchases. Therefore, the shares of each of these Funds are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Funds and is intended to defray transaction costs associated with the purchase and sale of securities within the Funds. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund's offering price on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $5,541,067 and $2,449,474 and UBS Emerging Markets Debt Relationship Fund were $32,343 and $54,624 for the periods ended December 31, 2005 and December 31, 2004, respectively, and are included in proceeds from shares sold on the Statements of Changes in Net Assets.

6.    REIMBURSEMENT BY ADVISOR

During the year ended December 31, 2005, UBS Global AM reimbursed the UBS Emerging Markets Debt Relationship Fund and UBS Emerging Markets Equity Relationship Fund for certain trading and valuation errors, the amounts of which were $341 and $57,789, respectively.

--------------------------------------------------------------------------------

  UBS RELATIONSHIP FUNDS -- REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of UBS Relationship Funds

We have audited the accompanying statements of assets and liabilities of UBS Relationship Funds (comprising, respectively, UBS Global Securities Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS Large Cap Select Equity Relationship Fund, UBS U.S. Large Cap Value Equity Relationship Fund, UBS Large Cap Growth Equity Relationship Fund, UBS Small Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS U.S. Cash Management Prime Relationship Fund, UBS U.S. Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Absolute Return Bond Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS Corporate Bond Relationship Fund, UBS Opportunistic High Yield Relationship Fund and UBS Short Duration Relationship Fund) (collectively the "Funds"), including the schedules of investments, as of December 31, 2005, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the UBS Relationship Funds at December 31, 2005, and the results of their operations, changes in their net assets, and financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

New York, New York
February 17, 2006

--------------------------------------------------------------------------------
172

  UBS RELATIONSHIP FUNDS -- GENERAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

PROXY VOTING POLICIES, PROCEDURES & RECORD
You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the 12-month period ended June 30, 2005, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsglobalamproxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE
The Funds will file their complete schedule of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

--------------------------------------------------------------------------------

  SUPPLEMENTAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

BOARD OF TRUSTEES & OFFICERS

The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee, and other directorships held by such Trustee.

The Fund's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

NON INTERESTED TRUSTEES


                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                         POSITION                                                            IN FUND
                           HELD/                                                             COMPLEX               OTHER
   NAME, ADDRESS           TIME               PRINCIPAL OCCUPATION(S) DURING               OVERSEEN BY          DIRECTORSHIPS
     AND AGE              SERVED                       PAST 5 YEARS                          TRUSTEE           HELD BY TRUSTEE
-------------------   -------------   ----------------------------------------------    -----------------   ---------------------
Walter E. Auch; 84    Trustee         Mr. Auch is retired (since 1986).                 Mr. Auch is a       Mr. Auch is a
6001 N. 62nd Place    Since 2002                                                        trustee of          Trustee of Advisors
Paradise Valley, AZ                                                                     three investment    Series Trust (16
85253                                                                                   companies           portfolios); Smith
                                                                                        (consisting of 52   Barney Fund Complex
                                                                                        portfolios) for     (27 portfolios);
                                                                                        which UBS Global    Nicholas Applegate
                                                                                        AM or one of its    Institutional Funds
                                                                                        affiliates serves   (19 portfolios).
                                                                                        as investment
                                                                                        advisor, sub-
                                                                                        advisor or
                                                                                        manager.

--------------------------------------------------------------------------------
174

  SUPPLEMENTAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------


                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                         POSITION                                                           IN FUND
                           HELD/                                                            COMPLEX                OTHER
   NAME, ADDRESS           TIME               PRINCIPAL OCCUPATION(S) DURING              OVERSEEN BY           DIRECTORSHIPS
      AND AGE             SERVED                       PAST 5 YEARS                         TRUSTEE            HELD BY TRUSTEE
-------------------   -------------   ----------------------------------------------    ---------------     ---------------------
Frank K. Reilly; 70   Chairman and    Mr. Reilly is a Professor at the University of    Mr. Reilly is a     Mr. Reilly is a
Mendoza College of    Trustee since   Notre Dame since 1982.                            director or         Director of Discover
Business University   2002                                                              trustee of four     Bank; Morgan
of Notre Dame                                                                           investment          Stanley Trust and
Notre Dame, IN                                                                          companies           FSB.
46556-5649                                                                              (consisting of
                                                                                        53 portfolios)
                                                                                        for which UBS
                                                                                        Global AM or
                                                                                        one of its
                                                                                        affiliates
                                                                                        serves as
                                                                                        investment
                                                                                        advisor, sub-
                                                                                        advisor or
                                                                                        manager.

Edward M. Roob; 71    Trustee since   Mr. Roob is retired (since 1993).                 Mr. Roob is a       None.
                      2002                                                              director or
841 Woodbine Lane                                                                       trustee of four
Northbrook, IL                                                                          investment
60002                                                                                   companies
                                                                                        (consisting of
                                                                                        53 portfolios)
                                                                                        for which UBS
                                                                                        Global AM or
                                                                                        one of its
                                                                                        affiliates
                                                                                        serves as
                                                                                        investment
                                                                                        advisor, sub-
                                                                                        advisor or
                                                                                        manager.

--------------------------------------------------------------------------------

  SUPPLEMENTAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------


                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                          POSITION                                                           IN FUND
                            HELD/                                                            COMPLEX                 OTHER
   NAME, ADDRESS            TIME               PRINCIPAL OCCUPATION(S) DURING              OVERSEEN BY           DIRECTORSHIPS
      AND AGE              SERVED                       PAST 5 YEARS                         TRUSTEE            HELD BY TRUSTEE
-------------------    -------------   ----------------------------------------------    ---------------     ---------------------
Adela Cepeda; 47       Trustee since   Ms. Cepeda is founder and president of A.C.       Ms. Cepeda is       Ms. Cepeda is a
A.C. Advisory, Inc.    2004            Advisory, Inc. (since 1995).                      a trustee of        director of Lincoln
161 No. Clark Street,                                                                    four investment     National Income
Suite 4975                                                                               companies           Fund, Inc. and
Chicago, Illinois                                                                        (consisting of      Lincoln National
60601                                                                                    53 portfolios)      Convertible
                                                                                         for which UBS       Securities Fund
                                                                                         Global AM or        (since 1992). She is
                                                                                         one of its          also a Director of
                                                                                         affiliates          Amalgamated Bank
                                                                                         serves as           of Chicago (since
                                                                                         investment          2003), Wyndham
                                                                                         advisor, sub-       International, Inc
                                                                                         advisor or          (since 2004), and
                                                                                         manager.            the MGI Funds
                                                                                                             (since 2005).

J. Mikesell Thomas,    Trustee since   Mr. Thomas is President and CEO of Federal        Mr. Thomas is       Mr. Thomas is a
55,                    2004            Home Loan Bank of Chicago (since 2004).           a trustee of        director and
Federal Home Loan                      Mr. Thomas was an independent financial           four                chairman of the
Bank of Chicago                        advisor (2001-2004). He was a managing            investment          Finance Committee
111 East Wacker                        director of Lazard Freres & Co. (1995 to          companies           for Evanston
Drive                                  2001).                                            (consisting of      Northwestern
Chicago, Illinois                                                                        53 portfolios)      Healthcare. He is
60601                                                                                    for which UBS       also a vice president
                                                                                         Global AM or        of the Board of
                                                                                         one of its          Trustees for
                                                                                         affiliates          Mid-Day Club.
                                                                                         serves as
                                                                                         investment
                                                                                         advisor, sub-
                                                                                         advisor or
                                                                                         manager.

--------------------------------------------------------------------------------
176

  SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS
--------------------------------------------------------------------------------

                         POSITION
                           HELD/
   NAME, ADDRESS           TIME                                  PRINCIPAL OCCUPATION(S) DURING
      AND AGE             SERVED                                         PAST 5 YEARS
-------------------   -------------      ----------------------------------------------------------------------------
Joseph Allessie*;     Vice President     Mr. Allessie is a director and deputy general counsel at UBS Global Asset
40,                   and Assistant      Management (US) Inc. (collectively, "UBS Global AM - Americas region.")
                      Secretary since    (since 2005). Prior to joining UBS Global AM - Americas region, he was a
                      2005               senior vice president and general counsel of Kenmar Advisory Corp. (from
                                         2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM
                                         Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 86 portfolios)
                                         for which UBS Global AM - Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

W. Douglas Beck*;     President since    Mr. Beck is an executive director and head of product development and
38                    2005               management of UBS Global AM - Americas region (since 2002). From March 1998 to November 2002, he held various positions at Merrill Lynch, the most recent being first vice president and co-manager of the Managed Solutions
                                         Group. Mr. Beck is vice president of 20 investment companies (consisting of
                                         89 portfolios) for which UBS Global AM - Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager, and was president of such investment companies from 2003 to 2005.

Rose Ann Bubloski*;   Vice President     Ms. Bubloski is an associate director, head of retail Mutual Fund operations
37                    and Assistant      and co-head of the Mutual Fund finance department of UBS Global AM - Americas
                      Treasurer since    region. Ms. Bubloski is vice president and assistant treasurer of four
                      2004               investment companies (consisting of 53 portfolios) for which UBS Global
                                         AM - Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*;      Vice President     Mr. Disbrow is a director and co-head of the mutual fund finance department
40                    and Assistant      of UBS Global AM - Americas region. Mr. Disbrow is a vice president and
                      Treasurer since    treasurer of 16 investment companies (consisting of 33 portfolios) and vice
                      2004               president and assistant treasurer of four investment companies (consisting of 53 portfolios) for which UBS Global AM - Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

--------------------------------------------------------------------------------

  SUPPLEMENTAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

                         POSITION
                           HELD/
   NAME, ADDRESS           TIME                                  PRINCIPAL OCCUPATION(S) DURING
      AND AGE             SERVED                                         PAST 5 YEARS
-------------------   -------------      ----------------------------------------------------------------------------
Mark F. Kemper**;     Vice President     Mr. Kemper is general counsel of UBS Global AM - Americas region (since July
48                    and Secretary      2004). Mr. Kemper also is an executive director of UBS Global AM - Americas
                      since 2004         region. He was deputy general counsel of UBS Global Asset Management
                                         (Americas) Inc. from July 2001 to July 2004. He has been secretary of UBS
                                         Global AM - Americas since 1999 and assistant secretary of UBS Global Asset
                                         Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global
                                         AM - Americas region (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 89 portfolios) for which
                                         UBS Global AM - Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 34       Vice President     Ms. Lee is a director and associate general counsel of UBS Global AM -
                      and Assistant      Americas region (since 2005). Prior to joining UBS Global AM - Americas
                      Secretary since    region, she was vice president and counsel at Deutsche Asset
                      2005               Management/Scudder Investments from April 2003 to October 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset
                                         Management/Scudder Investments from July 2000 to March 2003. Prior to joining Deutsche Asset Management/Scudder Investments, she was assistant counsel at First Investors Corporation from August 1996 to June 2000.
                                         Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 89 portfolios) for which UBS Global AM - Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph T. Malone*;    Vice President,    Mr. Malone is a director and co-head of the mutual fund finance department
38                    Treasurer and      of UBS Global AM - Americas region. Mr. Malone is vice president and
                      Principal          assistant treasurer of 16 investment companies (consisting of 36 portfolios)
                      Accounting         and vice president, treasurer and principal accounting officer of four
                      officer since      investment companies (consisting of 53 portfolios) for which UBS Global AM -
                      2004 (Assistant    Americas region or one of its affiliates serves as investment advisor, sub-
                      Treasurer since    advisor or manager.
                      2001)

Joseph McGill*; 43    Vice President     Mr. McGill is an executive director and chief compliance officer at UBS
                      and Chief          Global Compliance AM - Americas region (since 2003). Prior to joining
                      Compliance         UBS Global AM - Americas region, he was Assistant General Counsel, J.P.
                      Officer since      Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice
                      2004               president and chief compliance officer of 20 investment companies
                                         (consisting of 89 portfolios) for which UBS Global AM - Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

--------------------------------------------------------------------------------
178

  SUPPLEMENTAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

                         POSITION
                           HELD/
   NAME, ADDRESS           TIME                                  PRINCIPAL OCCUPATION(S) DURING
      AND AGE             SERVED                                         PAST 5 YEARS
-------------------   -------------      ----------------------------------------------------------------------------
Eric Sanders*; 40     Vice President     Mr. Sanders is a director and associate general counsel of UBS Global AM
                      and Assistant      - Americas region (since July 2005). From 1996 until June 2005, he held
                      Secretary since    various positions at Fred Alger & Company, Incorporated, the most recent
                      2005               being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies
                                         (consisting of 89 portfolios) for which UBS Global AM - Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 44  Vice President     Mr. Weller is an executive director and senior associate general counsel of
                      and Assistant      UBS Global Secretary AM - Americas region. Mr. Weller is a vice president and
                      Secretary since    assistant secretary of 20 investment companies (consisting of 89 portfolios)
                      2004               for which UBS Global AM or one of its affiliates serve as investment advisor, sub-advisor or manager.

*  This person's business address is 51 West 52nd Street, New York, NY
   10019-6114.
** This person's business address is One North Wacker Drive, Chicago, Illinois
   60606.

--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

        (a) Audit Fees:
            ----------
            For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $518,700 and $368,250, respectively.

            Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

        (b) Audit-Related Fees:
            ------------------
            In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $16,500 and $16,500, respectively.

            Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2005 and 2004 semiannual financial statements.

            There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

        (c) Tax Fees:
            --------
            In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $98,000 and $84,100, respectively.

            Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax returns.

            There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

        (d) All Other Fees:
            --------------
            In each of the fiscal years ended December 31, 2005 and December 31, 2004, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

            Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

            There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

        (e) (1) Audit Committee Pre-Approval Policies and Procedures:
                ----------------------------------------------------
            The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the auditors relating to any series of the registrant's operations or financial reporting. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

            The registrant's Audit Committee has adopted a charter that, among other things, provides a framework for the Audit Committee's consideration of non-audit services by the registrant's auditors. The charter requires pre-approval of any non-audit services to be provided by the auditors to a series of the registrant when, without such pre-approval, the auditors would not be independent of the registrant under the applicable federal securities laws, rules or auditing standards. The charter also requires pre-approval of all non-audit services to be provided by the registrant's auditors to the registrant's investment adviser or any entity that it controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant when, without such pre-approval, the auditors would not be independent of the registrant under applicable federal securities laws, rules or auditing standards.

            All non-audit services must be approved in advance of provision of the service either: (i) by resolution of the Audit Committee; (ii) by oral or written approval of the Chairman of the Audit Committee and one other Audit Committee member; or (iii) if the Chairman is unavailable, by oral or written approval of two other members of the Audit Committee.

               (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C)
                       of Rule 2-01 of Regulation S-X:

                       Audit-Related Fees:
                       ------------------

                       There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the registrant.

                       There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                       Tax Fees:
                       --------
                       There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the registrant.

                       There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                       All Other Fees:
                       --------------
                       There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the registrant.

                       There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

(f) According to E&Y, for the fiscal year ended December 31, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was less than 50%.

(g) For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed by E&Y of $176,000 and $206,600, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                          2005                 2004
                                          ----                 ----
Covered Services                          $114,500             $100,600
Non-Covered Services                      $61,500              $106,000

(h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
    (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Walter E. Auch, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

    (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

        Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

    (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
------------------

    (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant's Report on Form N-CSR filed March 10, 2004 (Accession Number: 0001047469-04-007233)(SEC File No. 811-09036).

    (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

    (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - not applicable to the registrant.

    (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:     /s/ W. Douglas Beck
        -------------------
        W. Douglas Beck
        President

Date:   March 10, 2006
        --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ W. Douglas Beck
        -------------------
        W. Douglas Beck
        President

Date:   March 10, 2006
        --------------

By:     /s/ Joseph T. Malone
        --------------------
        Joseph T. Malone
        Treasurer & Principal Accounting Officer

Date:   March 10, 2006
        --------------